EXECUTION COPY

================================================================================


                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                            DATED AS OF JUNE 1, 2001,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                            dated as of April 1, 2001

                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2001-QS7


================================================================================





Article I    DEFINITIONS....................................................................4

        Section 1.01.  Definitions..........................................................4

        Section 1.02.  Use of Words and Phrases............................................14

        Section 1.03.  Determination of LIBOR..............................................14

Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL

        ISSUANCE OF CERTIFICATES...........................................................16

        Section 2.01.  Conveyance of Mortgage Loans.

                      (See Section 2.01 of the Standard Terms).............................16

        Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)....16

        Section 2.03.  Representations, Warranties and Covenants of the

                      Master Servicer and the Company......................................16

        Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of
                      the Standard Terms)..................................................19

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                      Certificates Evidencing Interests in REMIC I Certificates............19

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
                      Interests; Acceptance by the Trustee.................................19

        Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.............19

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the
                      Standard Terms)......................................................19

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................20

Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................21

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms).......21

        Section 4.02. Distributions. ......................................................21

        Section 4.03. Statements to Certificateholders.  (See Section 4.03 of the
                      Standard Terms and Exhibit Three attached hereto)....................29

        Section 4.04. Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer. (See Section 4.04 of the
                      Standard Terms)......................................................29

        Section 4.05. Allocation of Realized Losses. ......................................29

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.
                      (See Section 4.06 of the Standard Terms).............................31

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section
                      4.07 of the Standard Terms)..........................................31

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................31

Article V  THE CERTIFICATES................................................................32

                                        i



Article VI    THE COMPANY AND THE MASTER SERVICER..........................................33

Article VII   DEFAULT......................................................................34

Article VIII  CONCERNING THE TRUSTEE.......................................................35

Article IX    TERMINATION..................................................................36

Article X      REMIC PROVISIONS............................................................37

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....37

        Section 10.02.Master Servicer; REMIC Administrator and Trustee
                      Indemnification.  (See Section 10.02 of the Standard Terms)..........37

        Section 10.03.Designation of REMICs................................................37

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II
                      Regular Interests....................................................37

        Section 10.05.Compliance with Withholding Requirements.............................39

Article XI   MISCELLANEOUS PROVISIONS......................................................40

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................40

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of
                      the Standard Terms)..................................................40

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03
                      of the Standard Terms)...............................................40

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........40

        Section 11.05.Notices..............................................................40

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See
                      Section 11.06 of the Standard Terms).................................41

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................41

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section
                      11.08 of the Standard Terms).........................................41

        Section 11.09.Allocation of Voting Rights..........................................41

        Section 11.10.No Petition..........................................................41



                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of April 1, 2001

        This is a Series Supplement, dated as of June 1, 2001 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of April 1, 2001 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                               AGGREGATE
                                INITIAL                                         STANDARD &
                              CERTIFICATE                                        POOR'S/
               PASS-THROUGH    PRINCIPAL                        MATURITY       ------------     MINIMUM
 DESIGNATION      RATE         BALANCE       FEATURES1            DATE            FITCH      DENOMINATIONS2


                                      -
Class A-1         6.75%     $11,693,645.00      Senior        June 25, 2031      AAA/AAA       $25,000.00
Class A-2         6.25%     $50,000,000.00      Senior        June 25, 2031      AAA/AAA       $25,000.00
Class A-3      Adjustable   $25,714,285.00   Senior/Floater/  June 25, 2031      AAA/AAA       $25,000.00
               Rate3                          Adjustable
                                                 Rate
Class A-3A     Adjustable            $0.004  Senior/Interest  June 25, 2031      AAA/AAA     $2,000,000.00
                  Rate3                      Only/Adjustable
                                             Rate/Inverse
                                                Floater
Class A-4         6.25%     $40,000,000.00      Senior        June 25, 2031      AAA/AAA       $25,000.00
Class A-5         6.75%     $20,049,070.00      Senior        June 25, 2031      AAA/AAA       $25,000.00
Class A-6         6.75%     $21,481,000.00      Senior        June 25, 2031      AAA/AAA       $25,000.00
Class A-7         6.75%     $10,000,000.00      Senior        June 25, 2031      AAA/AAA       $25,000.00
Class A-8         6.75%     $21,305,000.00   Senior/Lockout   June 25, 2031      AAA/AAA       $25,000.00
Class A-P         0.00%         $20,738.78     Principal      June 25, 2031      AAA/AAA       $25,000.00
                                              Only/Senior
Class A-V       Variable             $0.00     Variable       June 25, 2031      AAA/AAA     6
               Rate5                         Strip/Interest
                                              Only/Senior
Class R-I         6.75%            $100.00   Residual/Senior  June 25, 2031      AAA/AAA     7
Class R-II        6.75%            $100.00   Residual/Senior  June 25, 2031      AAA/AAA     7
Class M-1         6.75%      $7,030,800.00     Mezzanine      June 25, 2031       NA/AA        $25,000.00
Class M-2         6.75%      $2,130,500.00     Mezzanine      June 25, 2031        NA/A       $250,000.00
Class M-3         6.75%     $1,278,300.00      Mezzanine      June 25, 2031       NA/BBB      $250,000.00
Class B-1         6.75%      $958,700.00      Subordinate     June 25, 2031       NA/BB       $250,000.00
Class B-2         6.75%      $639,100.00      Subordinate     June 25, 2031        NA/B       $250,000.00
Class B-3         6.75%      $745,761.39      Subordinate     June 25, 2031       NA/NA       $250,000.00

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $213,047,100.17.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

________________________
1 The Certificates, other than the Class A-P, Class A-V, Class B and Class R Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.


2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3
ADJUSTABLE      INITIAL        FORMULA                  MAXIMUM        MINIMUM
RATES:
--------------------------------------------------------------------------------
  Class A-3:    4.7725%        LIBOR + 0.65%            8.50%          0.65%
--------------------------------------------------------------------------------
  Class A-3A:   3.7275%        7.85% -LIBOR             7.85%          0.00%

4 The notional amount of the Class A-3A Certificates will be equal to the Certificate Principal Balance of the Class A-3 Certificates.

5    The Initial Pass-Through Rate on the Class A-V Certificates is 0.8418%.

6 The Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

7 Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate of each Class will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01     Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $143,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS7" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-3A, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

     Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  June 28, 2001.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2001-QS7.

        Cut-off Date:  June 1, 2001.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  6.75% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Floater Certificates:  Any one of the Class A-3 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $36,940, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on July 1, 2001, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-3A Certificates, $25,714,285. With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of the such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  3.30%           Class B-1:  0.45%
        Class M-2:  1.00%           Class B-2:  0.30%
        Class M-3:  0.60%           Class B-3:  0.35%

        Interest Accrual Period: With respect to any Certificates (other than the Floater and Certificates and the Inverse Floater Certificates) and any Distribution Date, the calendar month preceding the month in which such
Distribution Date occurs. The Interest Accrual Period for the Floater Certificates and the Inverse Floater Certificates for any Distribution Date is the period beginning on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class A-3A Certificates or Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse Floater Certificates:  Any one of the Class A-3A Certificates.

        Lockout Certificates:  Any one of the Class A-8 Certificates.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in July 2006 will be 0%, and for any Distribution Date thereafter will be as follows: 30% for any Distribution Date on or after July 2006 and prior to July 2007; 40% for any Distribution Date on or after July 2007 and prior to July 2008; 60% for any Distribution Date on or after July 2008 and prior to July 2009; 80% for any Distribution Date on or after July 2009 and prior to July 2010; and 100% for any Distribution Date thereafter.

     Maturity Date: June 25, 2031, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    the maturity of the Mortgage Note ("MATURITY DATE");

(iii)   the Mortgage Rate ("ORIG RATE");

(iv)    the Subservicer pass-through rate ("CURR NET");

(v)     the Net Mortgage Rate ("NET MTG RT");

(vi)    the Pool Strip Rate ("STRIP");

(vii)the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii)a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, (i) with respect to the Inverse Floater Certificates, an amount equal to the Certificate Principal Balance of the Floater Certificates immediately prior to such date, and (ii) with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Floater Certificates, Inverse Floater Certificates, Class A-V Certificates and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary
Statement hereto. With respect to the Floater Certificates and the initial Interest Accrual Period, 4.7725% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 0.65% plus LIBOR, subject to a maximum rate of 8.50% per annum and a minimum rate of 0.65% per annum. With respect to the Inverse Floater Certificates and the initial Interest Accrual Period, 3.7275% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 7.85% minus LIBOR, subject to a maximum rate of 7.85% per annum and a minimum rate of 0.00% per annum. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.8418% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional 1.090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in July 2006 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

     REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,130,471 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 30.37% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance

(as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

          1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

        2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such
                Distribution   Date  pursuant  to  the   provisions  of  Section
                10.04(a).

 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance

          W             Class A-3, Class A-3A             6.75%               $  25,714,285.00
          X             Class A-P                         0.00%               $
                                                                              20,738.78
          Y             Class A-1, Class A-2, Class       6.75%               $187,311,976.39
                        A-4,  Class A-5,  Class A-6, Class A-7, Class A-8, Class
                        R-II,  Class M-1, Class M-2, Class M-3, Class B-1, Class
                        B-2, Class B-3

        Uncertificated REMIC I Regular Interests Z: Each of the 1,094 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,094, each relating to the particular

Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interests. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated   REMIC  II  Regular  Interests  Z:  Each  of  the  1,094
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 1,094 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such
Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 10.04(a).

        Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

     Underwriters: With respect to the Class A Certificates (other than the Class A-P Certificates and Class A-V Certificates) and Class R Certificates (other than a Percentage Interest representing 0.01% of each of the Class R Certificates), Bear, Stearns & Co. Inc. With respect to the Class M Certificates, Residential Funding Securities Corporation.

Section 1.02...Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

        Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the

Bridge Telerate Capital Markets Report as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Floater Certificates and Inverse Floater Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to, with respect to each of the Floater Certificates and Inverse Floater Certificates, the Certificate Principal Balances of the Floater Certificates and Inverse Floater Certificates, respectively, then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 4.1225%; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to each of the Floater Certificates and Inverse Floater Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Floater Certificates and Inverse Floater Certificates for the current and the immediately preceding Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

          Section 2.02. Acceptance by Trustee. (See Section 2.02 of the Standard Terms)

          Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

(a) For  representations,  warranties and covenants of the Master Servicer,  see
Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, except with respect to 5 Mortgage Loans representing approximately 0.4% of the Mortgage Loans by aggregate Stated Principal Balance, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.7% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 53.26% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 13.69% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 1.33% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 17.11% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) One of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence ownership of the entire REMIC II.

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms)

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c) and (e) below), in each case to the extent of the Available Distribution Amount remaining:

               (i) to the Senior Certificates (other than the Class A-P Certificates), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (ii) (X) to the Class A-P Certificates, the Class A-P Principal Distribution Amount; and

               (Y) to the Senior Certificates (other than the Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b), (c) and (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a

     Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or
     4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)  the  principal  portion of all other  unscheduled  collections  (other than
     Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

     (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

     (C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

     (D) any Excess Subordinate Principal Amount for such Distribution Date; and

     (E) any amounts described in subsection (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO
          Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),

        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a) (xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi)  to  the  Senior  Certificates,  on a  pro  rata  basis  in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

               (xvii) to the Class R-I Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; and

     (ii) second, the Senior Principal Distribution Amount shall be distributed as follows:

                      (A) first, concurrently, to each class of Class R Certificates, on a pro rata basis (in proportion to their respective Certificate Principal Balances) until the Certificate Principal Balances thereof have been reduced to zero;

                      (B) second, to the Lockout Certificates, the Lockout Percentage of the Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Principal Only Certificates)) of the aggregate of the amounts set forth in clauses (A), (B), (C) and
               (E) of Section 4.02(a)(ii)(Y), without any application of the Senior Percentage or Senior Accelerated Distribution Percentage, until the Certificate Principal Balance thereof has been reduced to zero;

                      provided  that,  if the aggregate of the amounts set forth in clauses (A), (B), (C) and (E) of Section 4.02(a)(ii)(Y) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this clause (B) shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Principal Only Certificates)) of such difference;

                      (C) third, concurrently,  as follows, after the payment of principal made in accordance with clauses (A) and (B) above, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero:

                         (1) 33.90819018426% of the remaining Senior Principal Distribution Amount to the Class A-2 Certificates;

                         (2) 56.40375567114% of the remaining Senior Principal
                       Distribution Amount to the Class A-1 Certificates; and

                         (3) 9.68805414460% of the remaining Senior Principal Distribution Amount to the Class A-3 Certificates;

                      (D) fourth,  concurrently,  as follows, after the payments of principal made in accordance with clauses (A) through (C) above, until the Certificate Principal Balances of the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates have been reduced to zero:

                         (1) 33.90819018426% of the remaining Senior Principal Distribution Amount to the Class A-2 Certificates;

                             (2) 47.38535051205% of the remaining Senior Principal Distribution Amount to the Class A-4 and Class A-5 Certificates, on a pro rata basis in proportion to their respective Certificate Principal Balances; and

                         (3) 18.70645930369% of the remaining Senior Principal Distribution Amount to the Class A-3 Certificates; and

                      (E)  fifth,   after  the  payment  of  principal  made  in
               accordance with clauses (A) through (D) above, sequentially to the Class A-6, Class A-7 and Lockout Certificates, in that order, in each case until the Certificate Principal Balance of that Class of Certificates has been reduced to zero.

(c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal

Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution
(i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03. Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the

Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of the principal portion of such Realized Losses on Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage
Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)

                                   ARTICLE V

                                THE CERTIFICATES

                      (SEE ARTICLE V OF THE STANDARD TERMS)

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                  ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                   ARTICLE IX

                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMICs.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC ("REMIC I") and will make and election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2, Class A-3, Class A-3A, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular Interests Z, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to
Section 5.01(c), any such Subclass will represent the Uncertificated REMIC II Regular Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests

        (a)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (b)The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest W, (ii) Uncertificated REMIC I Regular Interest X and (iii) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under
Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

        (c)The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

        (d)In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed allocated to the Uncertificated REMIC II Regular Interests pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC Regular II Interests for the Distribution Date for which such allocation is being made in the absence of such allocation;

               (ii) Realized Losses allocated to the Class A-3 Certificates and Class A-3A Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

               (iii) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

               (iv) Realized Losses allocated to the Class A-1, Class A-2, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

               (v) Realized Losses allocated to the Uncertificated REMIC II Regular Interests under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests comprise the Class A-V Certificates.

        (f)Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


           RECIPIENT               ADDRESS

Company                   8400 Normandale Lake Boulevard
                          Suite 250, Minneapolis, Minnesota  55437,
                          Attention: President

Master Servicer           2255 N. Ontario Street, Suite 400
                          Burbank, California 91504-2130,
                          Attention:  Managing Director/Master Servicing

Trustee                   Corporate Trust Office
                          1761 East St. Andrew Place
                          Santa Ana, California 92705-4934,
                          Attention:  Residential Accredit Loans, Inc.
                                Series 2001-QS7

                          The Trustee designates its offices located at
                          Four Albany Street, New York, New York 10006,
                          for  the  purposes  of  Section  8.12  of the
                          Standard Terms
Standard & Poor's         55 Water Street
                          New York, New York 10041

Fitch, Inc.               One State Street Plaza
                          New York, New York 10004

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
     11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               97% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-3A Certificates, in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests; and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]



                                            By:  /s/ Randy Van Zee
                                                 Name:   Randy Van Zee
                                                 Title:  Vice President


Attest: /s/ Julie Steinhagen
      Name:   Julie Steinhagen
      Title:  Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]



                                            By:  /s/ Julie Steinhagen
                                                 Name:  Julie Steinhagen
                                                 Title: Director


Attest: /s/ Randy Van Zee
      Name: Randy Van Zee
      Title: Director


                                            BANKERS TRUST COMPANY,
                                                 as Trustee
[Seal]



                                            By:  /s/ Stephen T Hessler
                                                 Name: Stephen T Hessler
                                                 Title: Vice President


Attest: /s/ Jennifer Bohannon
      Name: Jennifer Bohannon
      Title: Assitant Secretary

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of June, 2001 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                     /s/ Brian S. Bangerter
                                                          Notary Public

[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of June, 2001 before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                     /s/ Brian S. Bangerter
                                                          Notary Public

[Notarial Seal]

STATE OF
                                  )
                                  ) ss.:
COUNTY OF                         )
               On the 28th day of June, 2001 before me, a notary public in and for said State, personally appeared Stephen Hessler, known to me to be a[n] Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                     /s/ Thomas J. Baldwin
                                                          Notary Public

[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

  RUN ON     : 06/20/01           RFC DISCLOSURE SYSTEM       RFFSDARM-01
  AT         : 09.27.31            ARM PASSTHRU REPORT        AMORTIZED BALANCE
  SERIES     : RALI 2001-QS7                                  CUTOFF : 06/01/01
  POOL       : 0004514
             :
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP MARGIN
  POST STRIP RATE             STRIP
  ------------------------------------------------------------------------

       1435875                  .2500                .0000
        18,940.91               .0500               -.0500
             9.2500             .0000               -.0500
             9.0000             .0000               -.0500
             8.9500             .0000               -.0500
             8.9500             .0000

       3608302                  .2500                .0000
       131,621.07               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       3794868                  .2500                .0000
        55,550.38               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       3863000                  .2500                .0000
        87,628.42               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       3948591                  .2500                .0000
       366,323.11               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       3957379                  .2500                .0000
        62,520.90               .0500               -.0500
             9.1250             .0000               -.0500
             8.8750             .0000               -.0500
             8.8250             .0000               -.0500
             8.8250             .0000
1



       3964651                  .2500                .0000
       498,050.47               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4058405                  .2500                .0000
       320,888.49               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4068300                  .2500                .0000
       214,575.22               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4081743                  .2500                .0000
        72,477.74               .0500               -.0500
             9.7500             .0000               -.0500
             9.5000             .0000               -.0500
             9.4500             .0000               -.0500
             9.4500             .0000

       4094358                  .2500                .0000
       214,263.28               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4102135                  .2500                .0000
       111,952.07               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4122325                  .2500                .0000
       127,586.24               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4125129                  .2500                .0000
       358,744.88               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4125645                  .2500                .0000
        22,225.36               .0500               -.0500
             9.6250             .0000               -.0500
             9.3750             .0000               -.0500
             9.3250             .0000               -.0500
             9.3250             .0000

       4128603                  .2500                .0000
       197,407.07               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4131856                  .2500                .0000
       151,408.39               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4150821                  .2500                .0000
       269,680.03               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4218144                  .2500                .0000
        43,448.45               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4239359                  .2500                .0000
        79,747.87               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4245141                  .2500                .0000
       165,194.60               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4253888                  .2500                .0000
       363,534.18               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4268330                  .2500                .0000
        95,468.49               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4277387                  .2500                .0000
        98,792.31               .0500               -.0500
             9.2500             .0000               -.0500
             9.0000             .0000               -.0500
             8.9500             .0000               -.0500
             8.9500             .0000

       4277405                  .2500                .0000
        84,557.83               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4295834                  .2500                .0000
       108,556.24               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4311207                  .2500                .0000
        84,127.66               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4331728                  .2500                .0000
       319,154.17               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4338161                  .2500                .0000
       135,622.24               .0500               -.0500
             9.3750             .0000               -.0500
             9.1250             .0000               -.0500
             9.0750             .0000               -.0500
             9.0750             .0000

       4344626                  .2500                .0000
       134,450.15               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4360534                  .2500                .0000
        55,174.43               .0500               -.0500
             9.2500             .0000               -.0500
             9.0000             .0000               -.0500
             8.9500             .0000               -.0500
             8.9500             .0000

       4361635                  .2500                .0000
       285,574.17               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4363638                  .2500                .0000
        73,256.30               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4365568                  .2500                .0000
       562,913.65               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4367836                  .2500                .0000
        42,326.95               .0500               -.0500
             9.5000             .0000               -.0500
             9.2500             .0000               -.0500
             9.2000             .0000               -.0500
             9.2000             .0000

       4374136                  .2500                .0000
        64,912.47               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4386944                  .2500                .0000
        38,652.94               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4392691                  .2500                .0000
       100,147.28               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4405257                  .2500                .0000
        79,512.43               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4405336                  .2500                .0000
        62,806.23               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4410555                  .2500                .0000
        99,872.02               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4410720                  .2500                .0000
        81,772.03               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4423178                  .2500                .0000
       131,598.48               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4425061                  .2500                .0000
       143,275.44               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4428473                  .2500                .0000
       107,923.77               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4429545                  .2500                .0000
        85,853.48               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000
1



       4433014                  .2500                .0000
        90,470.90               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4433498                  .2500                .0000
       157,876.10               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4437068                  .2500                .0000
       108,200.91               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4438082                  .2500                .0000
        64,924.95               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4441091                  .2500                .0000
       116,421.83               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4444061                  .2500                .0000
       311,579.90               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4446234                  .2500                .0000
       593,699.82               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4446243                  .2500                .0000
       195,641.26               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000
1



       4446716                  .2500                .0000
       100,577.55               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4446900                  .2500                .0000
       100,577.55               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4447238                  .2500                .0000
        43,108.36               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4447242                  .2500                .0000
        34,233.37               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4447248                  .2500                .0000
        56,152.20               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4447253                  .2500                .0000
       119,724.76               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4447262                  .2500                .0000
        39,933.96               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4447265                  .2500                .0000
        99,834.71               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000
1



       4447304                  .2500                .0000
       228,431.94               .0500               -.0500
             9.1250             .0000               -.0500
             8.8750             .0000               -.0500
             8.8250             .0000               -.0500
             8.8250             .0000

       4454112                  .2500                .0000
       399,513.63               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4454314                  .2500                .0000
       305,778.53               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4458821                  .2500                .0000
       379,561.15               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4462999                  .2500                .0000
       132,908.47               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4463108                  .2500                .0000
       126,833.29               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4463531                  .2500                .0000
       113,757.06               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4463594                  .2500                .0000
        77,700.05               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4463962                  .2500                .0000
       117,433.46               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4464768                  .2500                .0000
       150,195.01               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4464803                  .2500                .0000
       347,978.57               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4464839                  .2500                .0000
       124,574.97               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4465441                  .2500                .0000
       239,838.97               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4466412                  .2500                .0000
       113,315.84               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4468180                  .2500                .0000
       106,548.90               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4471649                  .2500                .0000
        61,905.35               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000
1



       4472351                  .2500                .0000
       514,061.36               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4473065                  .2500                .0000
       104,911.78               .0500               -.0500
             6.8750             .0000               -.0500
             6.6250             .0000               -.0500
             6.5750             .0000               -.0500
             6.5750             .0000

       4473198                  .2500                .0000
       359,490.20               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4473523                  .2500                .0000
        97,445.34               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4474596                  .2500                .0000
        95,867.43               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4477705                  .2500                .0000
       620,550.54               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4478126                  .2500                .0000
       161,776.30               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4478531                  .2500                .0000
       101,133.08               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000
1



       4478883                  .2500                .0000
       127,821.32               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4479351                  .2500                .0000
       199,730.71               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4479581                  .2500                .0000
        48,691.85               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4481580                  .2500                .0000
       143,722.64               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4481608                  .2500                .0000
       139,696.02               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4483957                  .2500                .0000
       396,978.20               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4485839                  .2500                .0000
       354,943.67               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4486357                  .2500                .0000
       522,002.49               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000
1



       4486558                  .2500                .0000
       126,051.69               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4487564                  .2500                .0000
        44,974.77               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4489052                  .2500                .0000
       318,811.66               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4491170                  .2500                .0000
       385,780.36               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4491316                  .2500                .0000
       146,168.01               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4493246                  .2500                .0000
       279,593.41               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4494121                  .2500                .0000
       199,525.70               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4494123                  .2500                .0000
       201,073.32               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4495806                  .2500                .0000
        99,884.52               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4498486                  .2500                .0000
       105,999.66               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4500734                  .2500                .0000
       202,227.35               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4500960                  .2500                .0000
       495,223.80               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4501329                  .2500                .0000
       182,583.50               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4501398                  .2500                .0000
       339,734.77               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4502441                  .2500                .0000
        61,436.45               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4503826                  .2500                .0000
       274,620.26               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4504728                  .2500                .0000
       129,903.52               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4507774                  .2500                .0000
       199,694.70               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4509843                  .2500                .0000
       126,303.81               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4510733                  .2500                .0000
       184,859.23               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4510859                  .2500                .0000
       231,487.89               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4512033                  .2500                .0000
       169,765.25               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4514783                  .2500                .0000
        84,876.57               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4516360                  .2500                .0000
        63,911.63               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4516660                  .2500                .0000
       186,854.39               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4516961                  .2500                .0000
        40,457.86               .0500               -.0500
             9.2500             .0000               -.0500
             9.0000             .0000               -.0500
             8.9500             .0000               -.0500
             8.9500             .0000

       4521755                  .2500                .0000
       133,398.42               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4521835                  .2500                .0000
       103,345.89               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4524021                  .2500                .0000
       132,402.56               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4524661                  .2500                .0000
       103,357.07               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4525618                  .2500                .0000
       357,734.31               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4527387                  .2500                .0000
        36,195.53               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000
1



       4527418                  .2500                .0000
        76,851.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4527422                  .2500                .0000
        44,925.68               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4527448                  .2500                .0000
        65,257.44               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4527455                  .2500                .0000
        19,965.22               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4527482                  .2500                .0000
        29,949.18               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4527868                  .2500                .0000
       458,410.48               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4528384                  .2500                .0000
       339,741.28               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4528937                  .2500                .0000
        43,172.45               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4529960                  .2500                .0000
       222,261.77               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4530563                  .2500                .0000
        60,222.84               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4531067                  .2500                .0000
        87,893.01               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4532345                  .2500                .0000
       127,823.24               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4533300                  .2500                .0000
       179,281.75               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4533345                  .2500                .0000
       225,424.01               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4535409                  .2500                .0000
       287,791.55               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4536509                  .2500                .0000
       143,893.13               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4536563                  .2500                .0000
       479,709.21               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4536591                  .2500                .0000
       134,709.32               .0500               -.0500
             9.1250             .0000               -.0500
             8.8750             .0000               -.0500
             8.8250             .0000               -.0500
             8.8250             .0000

       4537021                  .2500                .0000
        94,925.89               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4537338                  .2500                .0000
       337,022.06               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4537554                  .2500                .0000
       559,614.61               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4538035                  .2500                .0000
       146,591.31               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4540652                  .2500                .0000
        39,952.59               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4540694                  .2500                .0000
        99,711.56               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4540705                  .2500                .0000
        85,390.59               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4541026                  .2500                .0000
       116,864.88               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4541048                  .2500                .0000
        79,880.89               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4541725                  .2500                .0000
        67,144.92               .0500               -.0500
             7.0000             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000

       4542111                  .2500                .0000
       151,815.18               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4542133                  .2500                .0000
        60,999.27               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4542511                  .2500                .0000
       351,187.12               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4543346                  .2500                .0000
        52,933.89               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4544112                  .2500                .0000
       299,793.54               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4544240                  .2500                .0000
       371,702.52               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4544829                  .2500                .0000
       174,870.12               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4545972                  .2500                .0000
       124,904.89               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4547414                  .2500                .0000
       244,649.33               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4549976                  .2500                .0000
       209,344.53               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4550092                  .2500                .0000
       103,480.52               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4551436                  .2500                .0000
       113,459.69               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000
1



       4552038                  .2500                .0000
       299,771.72               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4554008                  .2500                .0000
       519,614.08               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4554339                  .2500                .0000
       299,803.75               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4555392                  .2500                .0000
       144,889.67               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4556797                  .2500                .0000
        39,932.22               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4557004                  .2500                .0000
       399,603.22               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4558801                  .2500                .0000
        97,571.74               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4558949                  .2500                .0000
       164,607.66               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000
1



       4559132                  .2500                .0000
       154,893.33               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4559786                  .2500                .0000
       391,678.68               .0500               -.0500
             7.0000             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000

       4560046                  .2500                .0000
        68,743.60               .0500               -.0500
             7.0000             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000

       4560369                  .2500                .0000
        42,773.02               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4560392                  .2500                .0000
        61,123.67               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4560489                  .2500                .0000
        67,906.09               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4560505                  .2500                .0000
       499,291.94               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4560526                  .2500                .0000
        42,700.64               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000
1



       4561991                  .2500                .0000
        63,161.72               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4563763                  .2500                .0000
       108,919.11               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4564996                  .2500                .0000
        67,907.76               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4565937                  .2500                .0000
       105,925.18               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4566084                  .2500                .0000
       299,771.72               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4567902                  .2500                .0000
        87,043.02               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4568043                  .2500                .0000
       124,822.97               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4568133                  .2500                .0000
        64,918.91               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4568162                  .2500                .0000
       199,723.82               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4568181                  .2500                .0000
       119,908.69               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4568192                  .2500                .0000
        82,544.24               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4568386                  .2500                .0000
        39,976.99               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4569593                  .2500                .0000
       274,815.48               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4569684                  .2500                .0000
        47,473.37               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4571253                  .2500                .0000
       246,226.09               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4571687                  .2500                .0000
        56,500.67               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000
1



       4573147                  .2500                .0000
        84,882.62               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4573427                  .2500                .0000
       123,833.04               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4574250                  .2500                .0000
       134,719.22               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4574656                  .2500                .0000
       511,600.59               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4576419                  .2500                .0000
       224,681.36               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4576433                  .2500                .0000
        64,703.52               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4576517                  .2500                .0000
       302,385.99               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4576623                  .2500                .0000
       399,229.52               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4578922                  .2500                .0000
       232,335.90               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4579549                  .2500                .0000
       399,731.61               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4580780                  .2500                .0000
       367,698.36               .0500               -.0500
             7.0000             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000

       4580801                  .2500                .0000
       384,714.27               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4582178                  .2500                .0000
       107,917.82               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4582733                  .2500                .0000
        68,350.50               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4584030                  .2500                .0000
        36,759.65               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4584046                  .2500                .0000
       159,789.95               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000
1



       4584562                  .2500                .0000
       260,849.84               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4586000                  .2500                .0000
       399,695.62               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4587426                  .2500                .0000
        73,950.34               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4587470                  .2500                .0000
       644,521.31               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4587654                  .2500                .0000
       310,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4588260                  .2500                .0000
        47,594.58               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4588652                  .2500                .0000
       295,791.09               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4589941                  .2500                .0000
        91,928.23               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000
1



       4591584                  .2500                .0000
        23,970.06               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4591590                  .2500                .0000
       211,699.79               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4591624                  .2500                .0000
        47,474.05               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4591629                  .2500                .0000
        72,901.71               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4592327                  .2500                .0000
       303,833.95               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4593232                  .2500                .0000
       274,785.47               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4593535                  .2500                .0000
        27,952.53               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4593644                  .2500                .0000
       149,906.77               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4593802                  .2500                .0000
       299,768.75               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4593933                  .2500                .0000
       354,922.90               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4596369                  .2500                .0000
       274,810.75               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4598280                  .2500                .0000
        50,367.86               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4599249                  .2500                .0000
        53,170.18               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4599842                  .2500                .0000
       114,926.67               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4600422                  .2500                .0000
       367,740.27               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4601209                  .2500                .0000
        72,000.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000
1



       4602300                  .2500                .0000
       141,897.22               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4603483                  .2500                .0000
       411,701.81               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4603656                  .2500                .0000
       130,341.30               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4605320                  .2500                .0000
        71,943.83               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4607661                  .2500                .0000
       107,941.01               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4607745                  .2500                .0000
        84,940.01               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4608069                  .2500                .0000
        96,180.34               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4608122                  .2500                .0000
       254,610.72               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000
1



       4608387                  .2500                .0000
        84,940.01               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4609395                  .2500                .0000
        86,586.18               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4609883                  .2500                .0000
       149,399.69               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4609919                  .2500                .0000
       149,399.69               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4610230                  .2500                .0000
       399,147.56               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4610324                  .2500                .0000
       406,946.91               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4610527                  .2500                .0000
       139,678.43               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4610533                  .2500                .0000
       301,351.99               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4610543                  .2500                .0000
       399,081.27               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4613998                  .2500                .0000
       158,879.02               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4614494                  .2500                .0000
       503,644.28               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4615926                  .2500                .0000
       197,860.25               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4617101                  .2500                .0000
        76,885.34               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4617290                  .2500                .0000
       115,430.02               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4617691                  .2500                .0000
       189,851.78               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4619038                  .2500                .0000
       344,150.74               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000
1



       4619226                  .2500                .0000
       139,906.06               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4620911                  .2500                .0000
        73,905.30               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4621250                  .2500                .0000
        21,987.67               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4621300                  .2500                .0000
       115,120.72               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4622339                  .2500                .0000
       604,705.14               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4624137                  .2500                .0000
        79,951.53               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4625309                  .2500                .0000
       116,173.96               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4628107                  .2500                .0000
       274,639.00               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000
1



       4628275                  .2500                .0000
       251,843.36               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4630027                  .2500                .0000
       331,777.23               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4630256                  .2500                .0000
       299,553.33               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4630279                  .2500                .0000
        29,185.65               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4630295                  .2500                .0000
       149,787.58               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4630307                  .2500                .0000
       149,703.62               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4630326                  .2500                .0000
       100,615.52               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4630347                  .2500                .0000
       399,447.63               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4630359                  .2500                .0000
       115,852.59               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4630362                  .2500                .0000
       124,835.91               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4630399                  .2500                .0000
       143,908.18               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4630912                  .2500                .0000
       165,844.18               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4632861                  .2500                .0000
       103,828.49               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4634869                  .2500                .0000
        37,689.41               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4637529                  .2500                .0000
       599,576.53               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4638267                  .2500                .0000
        62,660.02               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4638621                  .2500                .0000
        96,826.27               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4638634                  .2500                .0000
       302,469.67               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4641011                  .2500                .0000
       147,908.01               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4641451                  .2500                .0000
        89,953.34               .0500               -.0500
             9.2500             .0000               -.0500
             9.0000             .0000               -.0500
             8.9500             .0000               -.0500
             8.9500             .0000

       4641934                  .2500                .0000
        74,954.56               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4642580                  .2500                .0000
        56,965.47               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4643187                  .2500                .0000
       433,319.68               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4645627                  .2500                .0000
       471,675.17               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4647038                  .2500                .0000
       244,818.17               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4647067                  .2500                .0000
        99,981.15               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4647180                  .2500                .0000
       307,113.18               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4647637                  .2500                .0000
       583,627.60               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4647639                  .2500                .0000
       235,815.89               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4648222                  .2500                .0000
       189,724.02               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4649004                  .2500                .0000
       150,965.72               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4649909                  .2500                .0000
        67,455.84               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000
1



       4650192                  .2500                .0000
       339,747.67               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4650422                  .2500                .0000
       499,672.93               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4650740                  .2500                .0000
       103,132.49               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4652308                  .2500                .0000
       189,872.52               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4652796                  .2500                .0000
        75,951.54               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4653274                  .2500                .0000
       147,881.65               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4654567                  .2500                .0000
        20,239.22               .0500               -.0500
             9.1250             .0000               -.0500
             8.8750             .0000               -.0500
             8.8250             .0000               -.0500
             8.8250             .0000

       4654618                  .2500                .0000
       274,785.48               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000
1



       4655000                  .2500                .0000
       136,624.92               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4656276                  .2500                .0000
       438,648.94               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4656719                  .2500                .0000
       127,900.14               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4658548                  .2500                .0000
        74,447.42               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4659632                  .2500                .0000
       424,766.61               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4659634                  .2500                .0000
       439,344.86               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4659636                  .2500                .0000
       390,945.57               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4659638                  .2500                .0000
       134,194.83               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000
1



       4659640                  .2500                .0000
       381,387.22               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4659641                  .8750                .0000
        96,257.01               .0500               -.0500
             8.5000             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4659643                  .2500                .0000
       102,251.29               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4659644                  .2500                .0000
       379,434.20               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4659646                  .2500                .0000
       368,985.78               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4659647                  .2500                .0000
       327,535.49               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4659649                  .2500                .0000
       411,371.07               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4659650                  .2500                .0000
       389,461.23               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4659653                  .2500                .0000
       210,386.28               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4659654                  .2500                .0000
       382,457.62               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4659656                  .2500                .0000
        96,655.87               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4659657                  .2500                .0000
        58,319.36               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4659659                  .2500                .0000
       414,397.37               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4659660                  .2500                .0000
       344,511.43               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4659662                  .2500                .0000
       647,887.45               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4659663                  .2500                .0000
       574,165.03               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000
1



       4659666                  .2500                .0000
       595,112.60               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4659667                  .2500                .0000
       390,294.01               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4659669                  .2500                .0000
       407,361.52               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4659670                  .2500                .0000
       539,175.67               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4659672                  .2500                .0000
       357,439.77               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4659673                  .2500                .0000
       319,356.80               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4659676                  .2500                .0000
       383,469.73               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4659677                  .2500                .0000
       160,272.71               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4659679                  .2500                .0000
       381,416.87               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4659680                  .2500                .0000
       315,517.63               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4661117                  .2500                .0000
       209,851.78               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4661243                  .2500                .0000
       392,408.56               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4662299                  .2500                .0000
       204,847.86               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4662491                  .2500                .0000
       399,703.14               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4662606                  .2500                .0000
        59,777.22               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4666055                  .2500                .0000
       119,908.69               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000
1



       4667182                  .2500                .0000
       339,783.19               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4667201                  .2500                .0000
       458,051.20               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4667481                  .2500                .0000
        42,243.03               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4667483                  .2500                .0000
        55,738.81               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4667486                  .2500                .0000
       143,751.40               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667487                  .2500                .0000
       174,764.37               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4667489                  .2500                .0000
        67,064.06               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4667490                  .2500                .0000
        67,064.06               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4667493                  .2500                .0000
       260,657.38               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4667494                  .2500                .0000
        22,025.19               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4667495                  .2500                .0000
        80,055.61               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667496                  .2500                .0000
       141,536.34               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667497                  .2500                .0000
       233,450.86               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4667500                  .2500                .0000
        55,628.71               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4667502                  .2500                .0000
       100,400.29               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667503                  .2500                .0000
       127,549.99               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000
1



       4667505                  .2500                .0000
       107,768.80               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4667506                  .2500                .0000
        50,333.84               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4667508                  .2500                .0000
       439,422.41               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4667509                  .2500                .0000
       229,734.36               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667511                  .2500                .0000
       103,377.34               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4667512                  .2500                .0000
        53,892.40               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4667514                  .2500                .0000
        85,387.76               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4667515                  .2500                .0000
       152,809.12               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4667517                  .2500                .0000
       408,975.95               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4667518                  .2500                .0000
       123,194.91               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4667520                  .2500                .0000
        77,807.69               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4667521                  .2500                .0000
        61,912.19               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4667523                  .2500                .0000
       114,599.35               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4667524                  .2500                .0000
        77,897.60               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4667525                  .2500                .0000
       107,847.05               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4667527                  .2500                .0000
        84,873.43               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4667529                  .2500                .0000
        96,194.40               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4667532                  .2500                .0000
        91,800.67               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667533                  .2500                .0000
        87,884.47               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4667535                  .2500                .0000
        91,876.11               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4667536                  .2500                .0000
       109,976.72               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4667544                  .2500                .0000
        84,896.99               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667547                  .2500                .0000
       105,857.26               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4667548                  .2500                .0000
        89,379.13               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000
1



       4667550                  .2500                .0000
       133,913.99               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667551                  .2500                .0000
       166,252.08               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667553                  .2500                .0000
        97,384.45               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4667554                  .2500                .0000
       178,958.72               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4667557                  .2500                .0000
       123,849.21               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4667558                  .2500                .0000
        74,297.24               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667559                  .2500                .0000
        47,196.81               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4667560                  .2500                .0000
       109,366.84               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000
1



       4667561                  .2500                .0000
        99,472.52               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4667564                  .2500                .0000
       196,727.95               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667566                  .2500                .0000
       195,874.71               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4667567                  .2500                .0000
       127,635.84               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4667569                  .2500                .0000
        57,318.70               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4667570                  .2500                .0000
       406,637.68               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667572                  .2500                .0000
       149,795.05               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4667573                  .2500                .0000
        78,709.29               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4667575                  .2500                .0000
        72,791.46               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667576                  .2500                .0000
        79,880.87               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667577                  .2500                .0000
        96,519.85               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4667581                  .2500                .0000
       423,483.65               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4667582                  .2500                .0000
       197,719.60               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4667584                  .2500                .0000
       166,058.51               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4667585                  .2500                .0000
       455,370.30               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667587                  .2500                .0000
       139,733.73               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4667588                  .2500                .0000
       159,815.23               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667590                  .2500                .0000
       109,632.26               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667591                  .2500                .0000
        40,000.04               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4667593                  .2500                .0000
       399,126.46               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4667594                  .2500                .0000
       205,762.10               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667596                  .2500                .0000
       295,485.37               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667597                  .2500                .0000
       164,509.79               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667600                  .2500                .0000
       245,660.30               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4667602                  .2500                .0000
        83,881.04               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4667603                  .2500                .0000
       224,295.56               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667605                  .2500                .0000
        49,809.53               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4667606                  .2500                .0000
       360,857.38               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4667607                  .2500                .0000
       274,392.83               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4667608                  .2500                .0000
       464,476.69               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4667609                  .2500                .0000
       359,502.87               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667611                  .2500                .0000
       199,324.37               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4667612                  .2500                .0000
       379,432.40               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667613                  .2500                .0000
        79,246.02               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4667614                  .2500                .0000
       287,459.21               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4667615                  .2500                .0000
       139,007.77               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667617                  .2500                .0000
       135,318.22               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667618                  .2500                .0000
       121,327.94               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4667620                  .2500                .0000
       359,463.99               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667621                  .2500                .0000
       151,805.47               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4667623                  .2500                .0000
       237,413.32               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4667624                  .2500                .0000
       237,745.36               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4667626                  .2500                .0000
        95,833.10               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667627                  .2500                .0000
       199,530.99               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4667629                  .2500                .0000
        47,644.90               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667630                  .2500                .0000
       168,988.94               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4667633                  .2500                .0000
       192,206.14               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4667636                  .2500                .0000
        97,886.81               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000
1



       4667637                  .2500                .0000
       327,535.51               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4667639                  .2500                .0000
        25,470.55               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667640                  .2500                .0000
       139,747.55               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667642                  .2500                .0000
        47,944.56               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4667703                  .2500                .0000
       134,078.19               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4667964                  .2500                .0000
       263,597.01               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4667965                  .2500                .0000
       197,106.08               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667969                  .2500                .0000
       355,469.93               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4667971                  .2500                .0000
       283,577.14               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667972                  .2500                .0000
       398,449.02               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667974                  .2500                .0000
       311,756.60               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4667975                  .2500                .0000
       339,480.97               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4667977                  .2500                .0000
       454,371.68               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667978                  .2500                .0000
       139,007.77               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667980                  .2500                .0000
       132,791.87               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4667981                  .2500                .0000
       347,481.85               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4667983                  .2500                .0000
       509,295.75               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4667984                  .2500                .0000
       462,992.15               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4667989                  .2500                .0000
       327,298.08               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4667990                  .2500                .0000
       370,461.27               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4667993                  .2500                .0000
       428,894.28               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4667994                  .2500                .0000
       379,434.20               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4667996                  .2500                .0000
       434,368.32               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4667997                  .2500                .0000
       411,930.38               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4667999                  .2500                .0000
       439,328.34               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4668000                  .2500                .0000
       303,547.37               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4668003                  .2500                .0000
       417,293.15               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4668004                  .2500                .0000
       539,195.98               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4668006                  .2500                .0000
       357,979.41               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4668007                  .2500                .0000
       343,487.80               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4668143                  .2500                .0000
       434,399.31               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4668154                  .2500                .0000
       128,817.32               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4670341                  .2500                .0000
       144,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4671028                  .2500                .0000
        33,981.43               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4671337                  .2500                .0000
       249,814.46               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4671671                  .2500                .0000
       248,357.03               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4674246                  .2500                .0000
       203,696.25               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4675480                  .2500                .0000
       524,590.46               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4676767                  .2500                .0000
       104,494.28               .0500               -.0500
             7.0000             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000

       4677469                  .2500                .0000
       174,279.98               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4678770                  .2500                .0000
        89,946.87               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4678807                  .2500                .0000
        49,472.25               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4679834                  .2500                .0000
       356,000.00               .0500               -.0500
             7.0000             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000

       4680415                  .2500                .0000
       513,292.20               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4682029                  .2500                .0000
       357,720.73               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4684291                  .2500                .0000
       133,992.76               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4685505                  .2500                .0000
       142,706.58               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4685675                  .2500                .0000
       333,570.28               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4686361                  .2500                .0000
        28,683.91               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4686393                  .2500                .0000
       179,094.20               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4686436                  .2500                .0000
        62,964.68               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4686590                  .2500                .0000
       582,536.86               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4686895                  .2500                .0000
       311,785.28               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4687650                  .2500                .0000
       367,746.74               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4688501                  .2500                .0000
       214,852.04               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4689787                  .2500                .0000
       472,000.00               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000
1



       4691919                  .2500                .0000
       323,529.51               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4693131                  .2500                .0000
        78,745.78               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4694487                  .2500                .0000
       274,829.07               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4694547                  .2500                .0000
        40,277.41               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4694799                  .2500                .0000
       154,876.05               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4694953                  .2500                .0000
        78,743.84               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4696133                  .2500                .0000
        47,062.69               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4696608                  .2500                .0000
       381,386.06               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000
1



       4697613                  .2500                .0000
        49,467.62               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4697992                  .2500                .0000
       253,688.13               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4698832                  .2500                .0000
       108,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4699067                  .2500                .0000
       359,200.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4699542                  .2500                .0000
       584,565.85               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4700199                  .2500                .0000
       232,700.00               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4701842                  .2500                .0000
       291,531.71               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4701845                  .2500                .0000
       191,874.41               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000
1



       4701846                  .2500                .0000
       131,124.52               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4701859                  .2500                .0000
       348,521.87               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4701864                  .2500                .0000
       211,842.67               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4701867                  .2500                .0000
       359,781.91               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4701873                  .2500                .0000
        75,955.13               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4701885                  .2500                .0000
       133,125.32               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4701893                  .2500                .0000
       193,366.83               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4701900                  .2500                .0000
       287,316.35               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4701908                  .2500                .0000
       134,255.18               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4701920                  .2500                .0000
       113,579.36               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4701923                  .2500                .0000
       171,335.94               .0500               -.0500
             6.8750             .0000               -.0500
             6.6250             .0000               -.0500
             6.5750             .0000               -.0500
             6.5750             .0000

       4701998                  .2500                .0000
        53,925.43               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4702304                  .2500                .0000
       337,310.78               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4702726                  .2500                .0000
       629,555.35               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4703135                  .2500                .0000
       112,783.37               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4703264                  .2500                .0000
        46,835.23               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4704971                  .2500                .0000
       180,000.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4705913                  .2500                .0000
       274,590.54               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4706076                  .2500                .0000
       466,500.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4708072                  .2500                .0000
       250,477.50               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4708075                  .2500                .0000
       295,796.29               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4708078                  .2500                .0000
       134,820.35               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4708084                  .2500                .0000
       319,768.39               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4708097                  .2500                .0000
        99,932.91               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000
1



       4708098                  .2500                .0000
       115,128.40               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4708102                  .2500                .0000
        74,215.91               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4708119                  .2500                .0000
        96,247.40               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4708122                  .2500                .0000
       187,811.22               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4708129                  .2500                .0000
       108,825.06               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4708130                  .2500                .0000
        71,946.57               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4708135                  .2500                .0000
       142,906.46               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4708216                  .2500                .0000
       495,304.28               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4709150                  .2500                .0000
        73,757.55               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4709250                  .2500                .0000
        87,830.51               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4709252                  .2500                .0000
       176,940.74               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4709253                  .2500                .0000
       174,078.87               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4709255                  .2500                .0000
       205,808.12               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4709256                  .2500                .0000
       109,994.79               .0500               -.0500
             9.1250             .0000               -.0500
             8.8750             .0000               -.0500
             8.8250             .0000               -.0500
             8.8250             .0000

       4709262                  .2500                .0000
       164,760.40               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4709263                  .2500                .0000
        67,359.22               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4709265                  .2500                .0000
       379,461.86               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4709268                  .2500                .0000
       329,520.80               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4709270                  .2500                .0000
       123,349.83               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4709271                  .2500                .0000
       117,214.08               .0500               -.0500
             9.1250             .0000               -.0500
             8.8750             .0000               -.0500
             8.8250             .0000               -.0500
             8.8250             .0000

       4709272                  .2500                .0000
       148,228.62               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4709273                  .2500                .0000
       129,160.82               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4709274                  .2500                .0000
       398,903.74               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4709278                  .2500                .0000
       349,516.69               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4709281                  .2500                .0000
       188,702.01               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4709282                  .2500                .0000
       104,878.73               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4709284                  .2500                .0000
       163,761.85               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4709289                  .2500                .0000
        70,906.80               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4709290                  .2500                .0000
        86,127.85               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4709292                  .2500                .0000
        87,865.67               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4709925                  .2500                .0000
       349,776.82               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4709945                  .2500                .0000
       156,192.44               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4709947                  .2500                .0000
       226,559.10               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4709952                  .2500                .0000
       119,825.47               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4710580                  .2500                .0000
       427,697.93               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4711682                  .2500                .0000
       275,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4711917                  .2500                .0000
        92,851.67               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4714538                  .5000                .0000
       479,320.25               .0500               -.0500
             7.7500             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4714564                  .5000                .0000
       374,435.40               .0500               -.0500
             7.2500             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000

       4714594                  .5000                .0000
       495,313.07               .0500               -.0500
             7.2500             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000
1



       4715141                  .2500                .0000
       159,495.59               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4715508                  .2500                .0000
       157,404.58               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4715509                  .2500                .0000
       157,404.58               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4715517                  .2500                .0000
       447,691.69               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4715518                  .2500                .0000
       246,226.09               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4715522                  .2500                .0000
       144,797.73               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4715524                  .2500                .0000
       359,739.44               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4715525                  .2500                .0000
        70,156.37               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4715533                  .2500                .0000
       344,737.48               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4715535                  .2500                .0000
       171,085.13               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4715537                  .2500                .0000
       187,856.95               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4715538                  .2500                .0000
       134,300.26               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4715555                  .2500                .0000
       242,324.49               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4715558                  .2500                .0000
        61,450.82               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4715563                  .2500                .0000
       150,208.94               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4715570                  .2500                .0000
       405,320.87               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4715571                  .2500                .0000
       196,853.80               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4715573                  .2500                .0000
       189,844.26               .0500               -.0500
             7.0000             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000

       4715574                  .2500                .0000
        95,036.19               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4715581                  .2500                .0000
       100,738.94               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4715592                  .2500                .0000
        78,243.33               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4715596                  .2500                .0000
       135,099.66               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4715602                  .2500                .0000
       119,929.15               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4715611                  .2500                .0000
       363,767.89               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4715617                  .2500                .0000
        47,973.09               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4715629                  .2500                .0000
        71,500.76               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4715630                  .2500                .0000
       128,919.82               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4717682                  .2500                .0000
       135,901.57               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4718083                  .2500                .0000
       335,756.81               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4720553                  .2500                .0000
       283,814.23               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4720757                  .2500                .0000
       199,851.57               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4721107                  .2500                .0000
       194,694.86               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000
1



       4722960                  .2500                .0000
       184,500.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4723339                  .2500                .0000
       116,725.52               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4723340                  .2500                .0000
        89,942.61               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4723346                  .2500                .0000
       106,138.90               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4723351                  .2500                .0000
        76,898.37               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4723362                  .2500                .0000
       233,558.42               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4723378                  .2500                .0000
       242,860.20               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4723386                  .2500                .0000
       154,906.10               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000
1



       4723392                  .2500                .0000
       219,844.72               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4723396                  .2500                .0000
       131,904.46               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4723398                  .2500                .0000
       359,798.18               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4723402                  .2500                .0000
       139,901.19               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4723406                  .2500                .0000
        61,158.94               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4723414                  .2500                .0000
       111,539.04               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4723420                  .2500                .0000
        91,948.43               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4723428                  .2500                .0000
        89,946.87               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000
1



       4723429                  .2500                .0000
       106,326.78               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4723438                  .2500                .0000
        79,455.43               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4723442                  .2500                .0000
       149,302.27               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4723457                  .2500                .0000
       195,868.49               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4723466                  .2500                .0000
       153,885.71               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4723476                  .2500                .0000
       307,782.62               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4723485                  .2500                .0000
        61,157.89               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4723494                  .2500                .0000
       199,884.93               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000
1



       4723499                  .2500                .0000
        41,976.45               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4723501                  .2500                .0000
        83,198.26               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4723512                  .2500                .0000
       253,411.79               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4723513                  .2500                .0000
       247,820.50               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4723520                  .2500                .0000
       138,316.15               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4723526                  .2500                .0000
        98,933.57               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4723534                  .2500                .0000
        98,039.03               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4723535                  .2500                .0000
        49,971.97               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000
1



       4723626                  .2500                .0000
        24,285.27               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4723873                  .2500                .0000
       145,388.57               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4724710                  .2500                .0000
       169,883.01               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4724918                  .2500                .0000
       199,862.36               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4725150                  .2500                .0000
       178,395.22               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4725620                  .2500                .0000
       105,523.57               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4726814                  .2500                .0000
       175,872.38               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4727844                  .2500                .0000
       400,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4728681                  .2500                .0000
       313,789.31               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4729022                  .2500                .0000
       163,800.59               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4729023                  .2500                .0000
       559,677.81               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4729025                  .2500                .0000
       996,876.86               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4729026                  .2500                .0000
       323,625.82               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4729028                  .2500                .0000
       180,350.60               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4730291                  .2500                .0000
        69,831.07               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4730666                  .2500                .0000
       139,910.73               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4730667                  .2500                .0000
       539,589.10               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4730670                  .2500                .0000
        59,959.74               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4730671                  .2500                .0000
        61,462.74               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4730672                  .2500                .0000
       139,101.75               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4730677                  .2500                .0000
        70,954.66               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4730684                  .2500                .0000
       114,673.01               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4730685                  .2500                .0000
       114,673.01               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4730687                  .2500                .0000
       114,673.01               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000
1



       4730689                  .2500                .0000
       114,673.01               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4730690                  .2500                .0000
        71,805.34               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4730706                  .2500                .0000
        74,809.12               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4730723                  .2500                .0000
        52,570.51               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4730730                  .2500                .0000
       160,897.34               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4730738                  .2500                .0000
        88,146.57               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4730813                  .2500                .0000
       137,764.32               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4731902                  .2500                .0000
        83,720.48               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4732251                  .2500                .0000
       448,000.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4734963                  .2500                .0000
       175,878.88               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4737441                  .2500                .0000
       119,615.51               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4737683                  .2500                .0000
        64,954.12               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4737684                  .2500                .0000
        99,937.85               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4737695                  .2500                .0000
       114,922.84               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4737701                  .2500                .0000
        87,737.89               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4737711                  .2500                .0000
       219,840.77               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000
1



       4737713                  .2500                .0000
       459,675.33               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4737719                  .2500                .0000
       459,658.61               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4737721                  .2500                .0000
        99,929.42               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4737728                  .2500                .0000
       319,762.51               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4737736                  .2500                .0000
        74,058.46               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4737739                  .2500                .0000
        50,368.67               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4737746                  .2500                .0000
       229,349.88               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4737749                  .2500                .0000
       193,385.76               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000
1



       4737755                  .2500                .0000
       499,655.90               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4737760                  .2500                .0000
        39,402.90               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4741142                  .2500                .0000
       406,482.66               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4742870                  .2500                .0000
       103,930.21               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4743339                  .2500                .0000
       400,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4744163                  .2500                .0000
        44,864.09               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4744754                  .2500                .0000
       267,785.68               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4744755                  .2500                .0000
       399,724.72               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4744765                  .2500                .0000
        56,957.70               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4744766                  .2500                .0000
        98,940.03               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4744770                  .2500                .0000
       125,917.57               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4744774                  .2500                .0000
       182,000.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4744777                  .2500                .0000
       319,756.51               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4744781                  .2500                .0000
       469,551.27               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4744784                  .2500                .0000
        62,963.76               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4744785                  .2500                .0000
       278,177.37               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000
1



       4744793                  .2500                .0000
       319,774.15               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4744794                  .2500                .0000
       104,666.19               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4744808                  .2500                .0000
        72,848.55               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4747064                  .2500                .0000
       159,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4751128                  .2500                .0000
        44,973.43               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4752552                  .2500                .0000
       304,000.00               .0500               -.0500
             7.0000             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000

       4753196                  .2500                .0000
       299,798.71               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4753198                  .2500                .0000
       111,932.15               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000
1



       4753217                  .2500                .0000
       322,278.06               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4753221                  .2500                .0000
       359,732.83               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4753232                  .2500                .0000
       231,827.82               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4753233                  .2500                .0000
        98,933.57               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4753239                  .2500                .0000
        89,842.67               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4753240                  .2500                .0000
       459,706.67               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4753255                  .2500                .0000
        55,970.20               .0500               -.0500
             9.1250             .0000               -.0500
             8.8750             .0000               -.0500
             8.8250             .0000               -.0500
             8.8250             .0000

       4753265                  .2500                .0000
        93,926.67               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000
1



       4753286                  .2500                .0000
       166,400.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4753291                  .2500                .0000
       172,550.00               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4753293                  .2500                .0000
       392,715.56               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4753523                  .2500                .0000
        34,978.80               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4753525                  .2500                .0000
        69,950.59               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4757805                  .2500                .0000
       499,689.22               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4757845                  .2500                .0000
       129,857.45               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4760916                  .2500                .0000
        74,606.82               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4760917                  .2500                .0000
       100,683.60               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4760921                  .2500                .0000
       390,000.00               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4760925                  .2500                .0000
        78,000.00               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4760940                  .2500                .0000
       196,000.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4760952                  .2500                .0000
        57,964.86               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4760963                  .2500                .0000
       408,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4760970                  .2500                .0000
        62,551.78               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4760973                  .2500                .0000
       319,774.15               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4760988                  .2500                .0000
        65,454.92               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4760989                  .2500                .0000
       185,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4761006                  .2500                .0000
       154,390.95               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4761009                  .2500                .0000
        55,200.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4762637                  .2500                .0000
       321,589.49               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4762640                  .2500                .0000
        74,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4765006                  .2500                .0000
       201,450.38               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4768965                  .2500                .0000
       137,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4768967                  .2500                .0000
       157,500.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4768976                  .2500                .0000
        88,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4768988                  .2500                .0000
        71,820.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4768989                  .2500                .0000
       144,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4768997                  .2500                .0000
       441,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4769005                  .2500                .0000
       154,350.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4769013                  .2500                .0000
       119,250.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4769015                  .2500                .0000
        89,600.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4769255                  .2500                .0000
        56,961.75               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4769831                  .2500                .0000
       127,635.84               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4772165                  .2500                .0000
       158,108.60               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4772432                  .2500                .0000
       348,239.22               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4774559                  .2500                .0000
        98,800.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4775760                  .2500                .0000
       294,796.99               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4775852                  .2500                .0000
       231,650.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4775861                  .2500                .0000
       107,923.77               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4775870                  .2500                .0000
        68,400.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4775873                  .2500                .0000
        91,500.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4775875                  .2500                .0000
        86,000.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4775884                  .2500                .0000
       188,000.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4775887                  .2500                .0000
       275,000.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4775892                  .2500                .0000
       275,000.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4775893                  .2500                .0000
        66,400.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4775914                  .2500                .0000
       412,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4775919                  .2500                .0000
        36,150.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4775927                  .2500                .0000
       102,600.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4778429                  .2500                .0000
       200,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4778448                  .2500                .0000
       199,858.85               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4779813                  .2500                .0000
       105,517.62               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4781795                  .2500                .0000
       123,300.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4782759                  .2500                .0000
       300,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4782762                  .2500                .0000
       190,000.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000
1



       4782764                  .2500                .0000
       400,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4782770                  .2500                .0000
       372,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4782771                  .2500                .0000
       159,500.00               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4782777                  .2500                .0000
       464,000.00               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4782781                  .2500                .0000
       402,000.00               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4782785                  .2500                .0000
        43,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4782786                  .2500                .0000
        52,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4782794                  .2500                .0000
       208,515.00               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000
1



       4782795                  .2500                .0000
        30,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4782801                  .2500                .0000
       106,800.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4782803                  .2500                .0000
       179,700.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4782807                  .2500                .0000
        97,200.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4782921                  .2500                .0000
       486,400.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4783968                  .2500                .0000
       200,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4785208                  .2500                .0000
       144,897.66               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4785873                  .2500                .0000
        97,582.80               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4785889                  .2500                .0000
        68,594.31               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4785891                  .2500                .0000
       261,832.93               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4785892                  .2500                .0000
       171,881.63               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4785894                  .2500                .0000
       411,944.59               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4785895                  .2500                .0000
        67,871.78               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4785898                  .2500                .0000
       293,800.62               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4785899                  .2500                .0000
       227,660.52               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4785901                  .2500                .0000
        89,887.72               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4785902                  .2500                .0000
       374,426.59               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4785904                  .2500                .0000
       211,838.69               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4785905                  .2500                .0000
       131,904.46               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4785908                  .2500                .0000
       218,110.83               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4785910                  .2500                .0000
        90,886.17               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4785911                  .2500                .0000
       153,286.15               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4785913                  .2500                .0000
        59,956.57               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4785914                  .2500                .0000
       114,428.83               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4785917                  .2500                .0000
       168,111.59               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4785918                  .2500                .0000
       317,257.68               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4785920                  .2500                .0000
        87,934.69               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4785921                  .2500                .0000
        77,760.09               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4785922                  .2500                .0000
        40,577.82               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4785923                  .2500                .0000
       179,296.79               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4785924                  .2500                .0000
       214,866.36               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4785926                  .2500                .0000
       199,855.24               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000
1



       4785927                  .2500                .0000
       142,899.07               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4785929                  .2500                .0000
       169,897.02               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4785930                  .2500                .0000
        75,953.96               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4786412                  .2500                .0000
       232,339.99               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4787009                  .2500                .0000
        76,748.47               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4787459                  .2500                .0000
       191,783.75               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4789885                  .2500                .0000
        68,850.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4790157                  .2500                .0000
       153,700.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000
1



       4790159                  .2500                .0000
        30,600.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4790173                  .2500                .0000
        48,000.00               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4790176                  .2500                .0000
       165,200.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4790183                  .2500                .0000
       121,500.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4790184                  .2500                .0000
       121,500.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4790189                  .2500                .0000
       175,500.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4790191                  .2500                .0000
        88,000.00               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4790197                  .2500                .0000
       195,500.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000
1



       4790198                  .2500                .0000
       155,200.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4790218                  .2500                .0000
       137,250.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4790220                  .2500                .0000
        52,950.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4790226                  .2500                .0000
       157,500.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4790229                  .2500                .0000
       148,720.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4790306                  .2500                .0000
        99,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4790307                  .2500                .0000
       191,500.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4791946                  .2500                .0000
       650,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000
1



       4795705                  .2500                .0000
       150,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4795985                  .2500                .0000
        64,500.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4796097                  .2500                .0000
       138,311.75               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4797408                  .2500                .0000
       500,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4797707                  .2500                .0000
       117,450.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4797715                  .2500                .0000
       414,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4797723                  .2500                .0000
       421,000.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4797725                  .2500                .0000
        88,000.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000
1



       4797729                  .2500                .0000
       322,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4797731                  .2500                .0000
       236,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4797741                  .2500                .0000
        85,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4797752                  .2500                .0000
       141,500.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4797760                  .2500                .0000
       110,900.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4797767                  .2500                .0000
       374,250.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4797773                  .2500                .0000
       319,500.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4797780                  .2500                .0000
       248,000.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000
1



       4797783                  .2500                .0000
       208,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4798220                  .2500                .0000
       486,809.64               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4799790                  .2500                .0000
        44,200.00               .0500               -.0500
             9.1250             .0000               -.0500
             8.8750             .0000               -.0500
             8.8250             .0000               -.0500
             8.8250             .0000

       4802274                  .2500                .0000
       201,000.00               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4803896                  .7500                .0000
       442,695.13               .0500               -.0500
             7.8750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4803903                  .7500                .0000
       356,241.97               .0500               -.0500
             7.6250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4803927                  .5000                .0000
       519,593.67               .0500               -.0500
             7.2500             .0000               -.0500
             6.7500             .0000               -.0500
             6.7000             .0000               -.0500
             6.7000             .0000

       4805317                  .2500                .0000
       157,500.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4805331                  .2500                .0000
       345,600.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4805333                  .2500                .0000
       480,000.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4805335                  .2500                .0000
        80,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4805336                  .2500                .0000
       364,000.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4805342                  .2500                .0000
       382,500.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4805346                  .2500                .0000
       184,500.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4805349                  .2500                .0000
        34,200.00               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4805354                  .2500                .0000
       480,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4805357                  .2500                .0000
        72,800.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4805360                  .2500                .0000
        67,500.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4805363                  .2500                .0000
       202,500.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4805367                  .2500                .0000
       114,750.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4805377                  .2500                .0000
       218,500.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4805378                  .2500                .0000
       100,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4805390                  .2500                .0000
        80,900.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4805400                  .2500                .0000
        68,800.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4805406                  .2500                .0000
       152,600.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4805407                  .2500                .0000
       275,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4805414                  .2500                .0000
        43,020.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4805415                  .2500                .0000
       112,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4805575                  .2500                .0000
        52,000.00               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4805622                  .2500                .0000
        54,343.71               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4805639                  .2500                .0000
       171,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4807337                  .2500                .0000
       157,896.64               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000
1



       4807342                  .2500                .0000
       124,130.36               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4807343                  .2500                .0000
        39,177.44               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4807345                  .2500                .0000
        66,359.77               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4807346                  .2500                .0000
        66,359.77               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4807347                  .2500                .0000
       157,388.84               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4807349                  .2500                .0000
        97,734.71               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4807351                  .2500                .0000
        74,954.56               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4807353                  .2500                .0000
       129,975.17               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000
1



       4807355                  .2500                .0000
       274,291.12               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4807357                  .2500                .0000
        89,939.61               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4807358                  .2500                .0000
       142,406.78               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4807359                  .2500                .0000
        95,835.64               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4807361                  .2500                .0000
       106,135.66               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4807363                  .2500                .0000
       144,666.72               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4807365                  .2500                .0000
       136,712.76               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4807367                  .2500                .0000
       300,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000
1



       4807370                  .2500                .0000
       234,834.14               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4807372                  .2500                .0000
       219,856.08               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4807374                  .2500                .0000
        56,667.38               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4807376                  .2500                .0000
       215,865.74               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4807378                  .2500                .0000
        75,137.85               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4807380                  .2500                .0000
       107,923.77               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4807382                  .2500                .0000
       103,435.66               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4807384                  .2500                .0000
       103,435.66               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4807386                  .2500                .0000
       143,108.68               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4807389                  .2500                .0000
       579,674.83               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4807390                  .2500                .0000
        65,210.47               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4807391                  .2500                .0000
       112,570.49               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4807393                  .2500                .0000
       399,775.75               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4807395                  .2500                .0000
        63,960.22               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4807416                  .2500                .0000
        76,954.54               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4807419                  .2500                .0000
       134,918.21               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000
1



       4807420                  .2500                .0000
        68,758.31               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4807438                  .2500                .0000
        36,878.76               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4807439                  .2500                .0000
       167,191.91               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4807440                  .5000                .0000
        87,054.84               .0500               -.0500
             9.2500             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4807441                  .2500                .0000
        64,962.60               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4807442                  .2500                .0000
       173,489.30               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4807444                  .2500                .0000
       131,906.83               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4807449                  .2500                .0000
       364,295.65               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000
1



       4807470                  .2500                .0000
        57,553.94               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4807471                  .2500                .0000
       247,361.25               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4808759                  .2500                .0000
        78,746.79               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4816680                  .2500                .0000
       375,000.00               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4816689                  .2500                .0000
       235,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4816703                  .2500                .0000
        56,700.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4816706                  .2500                .0000
       327,000.00               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4816713                  .2500                .0000
       145,000.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4816714                  .2500                .0000
       106,250.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4816718                  .2500                .0000
       110,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4816726                  .2500                .0000
       320,600.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4816727                  .2500                .0000
        97,600.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4816733                  .2500                .0000
       203,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4816734                  .2500                .0000
       275,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4816738                  .2500                .0000
        58,500.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4816746                  .2500                .0000
        67,500.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4816747                  .2500                .0000
        55,200.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4816749                  .2500                .0000
        88,650.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4816754                  .2500                .0000
       135,960.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4817868                  .2500                .0000
        73,600.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4820867                  .2500                .0000
       208,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4820872                  .2500                .0000
       352,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4820877                  .2500                .0000
       112,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4820886                  .2500                .0000
       368,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4820891                  .2500                .0000
       200,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4820892                  .2500                .0000
       145,800.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4820896                  .2500                .0000
        92,400.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4820897                  .2500                .0000
       214,600.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4820906                  .2500                .0000
        53,200.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4820907                  .2500                .0000
        55,300.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4820910                  .2500                .0000
        36,000.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4820914                  .2500                .0000
       100,800.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4824867                  .2500                .0000
       152,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4828359                  .2500                .0000
        81,332.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4828360                  .2500                .0000
       310,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4828364                  .2500                .0000
       212,000.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4828367                  .2500                .0000
        90,000.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4828372                  .2500                .0000
        68,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4828373                  .2500                .0000
        84,500.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4828378                  .2500                .0000
       492,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000
1



       4828380                  .2500                .0000
       147,250.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4828383                  .2500                .0000
       107,100.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4828389                  .2500                .0000
       168,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4828390                  .2500                .0000
       170,050.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4828397                  .2500                .0000
       111,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4828398                  .2500                .0000
       300,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4828412                  .2500                .0000
        25,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4828413                  .2500                .0000
        34,200.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000
1



       4828421                  .2500                .0000
        68,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4828422                  .2500                .0000
       120,500.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4828426                  .2500                .0000
       380,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4828429                  .2500                .0000
       106,100.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4828432                  .2500                .0000
       144,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4828443                  .2500                .0000
       203,310.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4828446                  .2500                .0000
        41,250.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4836765                  .2500                .0000
        72,000.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000
1



       4836776                  .2500                .0000
       141,450.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4836783                  .2500                .0000
       220,000.00               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4836787                  .2500                .0000
       205,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4836792                  .2500                .0000
       250,400.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4836801                  .2500                .0000
       324,000.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4836804                  .2500                .0000
        86,400.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4836805                  .2500                .0000
       320,000.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4836808                  .2500                .0000
       105,000.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000
1



       4836812                  .2500                .0000
       162,400.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4836817                  .2500                .0000
       275,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4836821                  .2500                .0000
       348,800.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4836823                  .2500                .0000
        99,900.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4836824                  .2500                .0000
       157,600.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4836827                  .2500                .0000
       109,550.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4836832                  .2500                .0000
        89,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4836837                  .2500                .0000
        85,800.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4836839                  .2500                .0000
       101,500.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4836844                  .2500                .0000
       109,250.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4836847                  .2500                .0000
       365,400.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4836859                  .2500                .0000
       150,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4836862                  .2500                .0000
        80,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4836872                  .2500                .0000
       105,600.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4836879                  .2500                .0000
        66,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4841439                  .2500                .0000
       134,100.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4841446                  .2500                .0000
       199,200.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4841451                  .2500                .0000
       335,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4841454                  .2500                .0000
       154,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4841464                  .2500                .0000
       225,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4841466                  .2500                .0000
       306,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4841477                  .2500                .0000
        92,500.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4841478                  .2500                .0000
        80,494.57               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4841489                  .2500                .0000
       238,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000
1



       4841491                  .2500                .0000
       162,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4841499                  .2500                .0000
       122,455.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4841500                  .2500                .0000
       210,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4841502                  .2500                .0000
        78,900.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4841503                  .2500                .0000
       250,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4841508                  .2500                .0000
       156,000.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4841513                  .2500                .0000
        41,800.00               .0500               -.0500
             9.1250             .0000               -.0500
             8.8750             .0000               -.0500
             8.8250             .0000               -.0500
             8.8250             .0000

       4841531                  .2500                .0000
       391,250.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000
1



       4841532                  .2500                .0000
       116,100.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4842236                  .2500                .0000
       196,000.00               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4842272                  .2500                .0000
        93,690.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4848563                  .2500                .0000
       216,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4848565                  .2500                .0000
       356,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4848569                  .2500                .0000
       104,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4848586                  .2500                .0000
        83,000.00               .0500               -.0500
             8.7500             .0000               -.0500
             8.5000             .0000               -.0500
             8.4500             .0000               -.0500
             8.4500             .0000

       4848589                  .2500                .0000
       648,000.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4848590                  .2500                .0000
       420,000.00               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4848598                  .2500                .0000
       169,000.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4848601                  .2500                .0000
       371,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4848608                  .2500                .0000
        69,500.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4848615                  .2500                .0000
       100,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4848617                  .2500                .0000
       506,250.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4848618                  .2500                .0000
       251,250.00               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4848623                  .2500                .0000
       215,000.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000
1



       4848626                  .2500                .0000
       132,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4848638                  .2500                .0000
       140,000.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4849655                  .2500                .0000
       194,794.33               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4850104                  .2500                .0000
       218,234.32               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4850156                  .2500                .0000
        70,000.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4850505                  .2500                .0000
       199,479.07               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4852583                  .2500                .0000
       331,344.04               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4854526                  .2500                .0000
       382,696.97               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000
1



       4854883                  .2500                .0000
       119,864.96               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4856275                  .2500                .0000
       200,000.00               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4856276                  .2500                .0000
       129,600.00               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4856280                  .2500                .0000
       105,300.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4856281                  .2500                .0000
       161,500.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4856299                  .2500                .0000
        50,950.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4856301                  .2500                .0000
       108,000.00               .0500               -.0500
             9.0000             .0000               -.0500
             8.7500             .0000               -.0500
             8.7000             .0000               -.0500
             8.7000             .0000

       4856372                  .2500                .0000
       175,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000
1



       4856446                  .2500                .0000
       324,770.62               .0500               -.0500
             7.7500             .0000               -.0500
             7.5000             .0000               -.0500
             7.4500             .0000               -.0500
             7.4500             .0000

       4856546                  .2500                .0000
       150,157.62               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4856622                  .2500                .0000
        99,939.42               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4856627                  .2500                .0000
       649,563.86               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4856691                  .2500                .0000
        96,885.50               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4856872                  .2500                .0000
       339,553.66               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4857100                  .2500                .0000
       238,325.71               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4857364                  .2500                .0000
       335,744.33               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000
1



       4857480                  .2500                .0000
       387,063.62               .0500               -.0500
             7.1250             .0000               -.0500
             6.8750             .0000               -.0500
             6.8250             .0000               -.0500
             6.8250             .0000

       4858887                  .2500                .0000
       372,915.50               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4859057                  .2500                .0000
       142,782.65               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4860258                  .2500                .0000
        56,112.19               .0500               -.0500
             8.0000             .0000               -.0500
             7.7500             .0000               -.0500
             7.7000             .0000               -.0500
             7.7000             .0000

       4860755                  .2500                .0000
        86,294.93               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4862751                  .2500                .0000
       235,450.00               .0500               -.0500
             8.3750             .0000               -.0500
             8.1250             .0000               -.0500
             8.0750             .0000               -.0500
             8.0750             .0000

       4864117                  .2500                .0000
       220,500.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000

       4864200                  .2500                .0000
       487,500.00               .0500               -.0500
             7.5000             .0000               -.0500
             7.2500             .0000               -.0500
             7.2000             .0000               -.0500
             7.2000             .0000
1



       4864818                  .2500                .0000
       210,000.00               .0500               -.0500
             7.3750             .0000               -.0500
             7.1250             .0000               -.0500
             7.0750             .0000               -.0500
             7.0750             .0000

       4867776                  .2500                .0000
        57,960.00               .0500               -.0500
             8.8750             .0000               -.0500
             8.6250             .0000               -.0500
             8.5750             .0000               -.0500
             8.5750             .0000

       4867778                  .2500                .0000
       562,500.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

       4867780                  .2500                .0000
       148,392.51               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4869818                  .2500                .0000
       350,000.00               .0500               -.0500
             7.8750             .0000               -.0500
             7.6250             .0000               -.0500
             7.5750             .0000               -.0500
             7.5750             .0000

       4871865                  .2500                .0000
        99,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4871872                  .2500                .0000
       450,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000

       4871877                  .2500                .0000
        92,435.00               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000
1



       4871886                  .2500                .0000
       108,700.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4872122                  .2500                .0000
       210,000.00               .0500               -.0500
             7.2500             .0000               -.0500
             7.0000             .0000               -.0500
             6.9500             .0000               -.0500
             6.9500             .0000

       4872151                  .2500                .0000
       174,250.00               .0500               -.0500
             8.6250             .0000               -.0500
             8.3750             .0000               -.0500
             8.3250             .0000               -.0500
             8.3250             .0000

       4881217                  .2500                .0000
        87,500.00               .0500               -.0500
             8.1250             .0000               -.0500
             7.8750             .0000               -.0500
             7.8250             .0000               -.0500
             7.8250             .0000

       4886040                  .2500                .0000
       153,600.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4894251                  .2500                .0000
       170,100.00               .0500               -.0500
             8.5000             .0000               -.0500
             8.2500             .0000               -.0500
             8.2000             .0000               -.0500
             8.2000             .0000

       4894451                  .2500                .0000
       146,000.00               .0500               -.0500
             7.6250             .0000               -.0500
             7.3750             .0000               -.0500
             7.3250             .0000               -.0500
             7.3250             .0000
1



       4898060                  .2500                .0000
       214,663.02               .0500               -.0500
             8.2500             .0000               -.0500
             8.0000             .0000               -.0500
             7.9500             .0000               -.0500
             7.9500             .0000

  TOTAL NUMBER OF LOANS:     1094
  TOTAL BALANCE........:        213,047,100.17


  RUN ON     : 06/20/01            RFC DISCLOSURE SYSTEM      RFFSDARM-01
  AT         : 09.27.31            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS7         ARM SUMMARY REPORT       CUTOFF : 06/01/01
  POOL       : 0004514
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM        TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                       7.9248            6.8750      9.7500
  RFC NET RATE                         7.6703            6.6250      9.5000
  NET MTG RATE(INVSTR RATE)            7.6203            6.5750      9.4500
  POST STRIP RATE                      7.6203            6.5750      9.4500
  SUB SERV FEE                          .2545             .2500       .8750
  MSTR SERV FEE                         .0500             .0500       .0500
  ALL EXP                               .0000             .0000       .0000
  MISC EXP                              .0000             .0000       .0000
  SPREAD                                .0000             .0000       .0000
  STRIP                                 .0000             .0000       .0000
  RFC NET CEILING(MX RFC NET RT)        .0000             .0000       .0000
  MAX NET MTG RT(MAX INV RT)           -.0500            -.0500      -.0500
  MAX POST STRIP RATE                  -.0500            -.0500      -.0500
  INV RATE MARGIN                      -.0500            -.0500      -.0500
  POST STRIP MARGIN                    -.0500            -.0500      -.0500







  TOTAL NUMBER OF LOANS:  1094
  TOTAL BALANCE........:   213,047,100.17


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 06/20/01           RFC DISCLOSURE SYSTEM       RFFSD175-01
  AT         : 09.27.31        NONFIXED RATE LOAN LISTING     AMORTIZED BALANCE
  SERIES     : RALI 2001-QS7                                  CUTOFF : 06/01/01
  POOL       : 0004514
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL    MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL   LN FEATURE
  CURR NET                                        ORIGINAL P+I    # OF UNITS
  NOTE CEILING                                    CURRENT P+I     LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT      MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT     MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT    NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT    NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR    PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS    PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR     PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH   RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH    RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE      FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX      TO WINDOW
                                  OCCP CODE       CNVT MARGIN
  ______________________________________________________________________________


    1435875                           9.2500         21,000.00        100
    BAUER               RICHARD       9.2500         18,940.91         ZZ
                                      9.0000            172.76         1
                                       .0000            172.76         75
    DAYTON          OH    45410        .0000       06/09/95
    96536804                           .0000       08/01/95            00
    0855699                            .0000       07/01/25            0
    0                                  .0000       00/00/00        00/00/00
    623/994                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3608302                           8.8750        132,550.00        100
    MATSUNO             MICHAEL       8.8750        131,621.07         ZZ
                                      8.6250          1,054.63         1
                                       .0000          1,054.63         92
    PEORIA          AZ    85382        .0000       05/24/00
    0405919                            .0000       07/01/00            12
    0405919                            .0000       06/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3794868                           8.5000         55,900.00        100
    KIRBY               BETTY         8.5000         55,550.38         ZZ
                                      8.2500            429.82         1
                                       .0000            429.82         74
    ALBUQUERQUE     NM    87114        .0000       07/28/00
    0414554                            .0000       09/01/00            00
    0414554                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3863000                           8.6250         88,000.00        100
    BARNES              HELAN         8.6250         87,628.42         ZZ
                                      8.3750            684.45         1
                                       .0000            684.45         80
    GRANTS PASS     OR    97527        .0000       10/01/00
    0412167405                         .0000       12/01/00            00
    0412167405                         .0000       11/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3948591                           8.2500        368,000.00        100
    BUTEN               JOHN          8.2500        366,323.11         ZZ
                                      8.0000          2,764.66         1
                                       .0000          2,764.66         80
    CAMBRIDGE       MA    02129        .0000       10/16/00
1


    0432380558                         .0000       12/01/00            00
    45000734                           .0000       11/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E84/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3957379                           9.1250         62,836.20        100
    BAILES              ROY           9.1250         62,520.90         ZZ
                                      8.8750            511.80         1
                                       .0000            511.80         26
    FT WORTH        TX    76135        .0000       08/28/00
    719665200                          .0000       10/01/00            00
    719665200                          .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    225/225                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      358                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3964651                           8.5000        499,900.00        100
    DAYAN               MAURICE       8.5000        498,050.47         ZZ
                                      8.2500          3,843.80         3
                                       .0000          3,843.80         75
    BROOKLYN        NY    11223        .0000       11/09/00
    0432491280                         .0000       01/01/01            00
    1000250523                         .0000       12/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    4058405                           8.6250        322,050.00        100
    BEAS                ERICA         8.6250        320,888.49         ZZ
1


                                      8.3750          2,504.87         4
                                       .0000          2,504.87         95
    HAWTHORNE       CA    90250        .0000       11/28/00
    0412253692                         .0000       01/01/01            04
    0412253692                         .0000       12/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4068300                           8.1250        215,000.00        100
    BERMAN              RICHARD       8.1250        214,575.22         ZZ
                                      7.8750          1,596.37         2
                                       .0000          1,596.37         59
    BROOKLYN        NY    11234        .0000       03/01/01
    0432687283                         .0000       04/01/01            00
    00767                              .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U71/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4081743                           9.7500         72,650.00        100
    BOUGENO             JAMES         9.7500         72,477.74         ZZ
                                      9.5000            624.18         1
                                       .0000            624.18         95
    DALLAS          TX    75219        .0000       12/04/00
    0412239972                         .0000       02/01/01            01
    0412239972                         .0000       01/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000
1




    4094358                           8.8750        215,000.00        100
    COHEN               KIMBERLY      8.8750        214,263.28         ZZ
                                      8.6250          1,710.64         1
                                       .0000          1,710.64         52
    DENVER          CO    80220        .0000       11/30/00
    0432733194                         .0000       01/01/01            00
    021000020019173                    .0000       12/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A06/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4102135                           9.0000        112,200.00        100
    PULICE              TINO          9.0000        111,952.07         ZZ
                                      8.7500            902.79         1
                                       .0000            902.79         78
    FENTON          MI    48430        .0000       01/08/01
    0432738854                         .0000       03/01/01            00
    100027082309546                    .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    A33/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4122325                           8.2500        128,000.00        100
    ROBERTSON           KEVIN         8.2500        127,586.24         T
                                      8.0000            961.62         1
                                       .0000            961.62         80
    RIVIERA BEACH   FL    33404        .0000       12/28/00
    0432763621                         .0000       02/01/01            00
    3093164                            .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    4125129                           7.8750        360,000.00        100
    SILVERSTEIN         ANDREA        7.8750        358,744.88         ZZ
                                      7.6250          2,610.25         1
                                       .0000          2,610.25         80
    UKIAH           CA    95482        .0000       12/27/00
    0432746741                         .0000       02/01/01            00
    473231                             .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    420/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4125645                           9.6250         22,300.00        100
    BLUE EARTH          SHIRLEY       9.6250         22,225.36         ZZ
                                      9.3750            189.55         1
                                       .0000            189.55         80
    STANFORD        MT    59479        .0000       12/20/00
    0412277741                         .0000       02/01/01            00
    0412277741                         .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4128603                           8.6250        198,000.00        100
    GUPTE               KISHORE       8.6250        197,407.07         ZZ
                                      8.3750          1,540.02         1
                                       .0000          1,540.02         93
    NORTH BRUNSWIC  NJ    08902        .0000       12/28/00
    0432699916                         .0000       02/01/01            01
    3090056                            .0000       01/01/31           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4131856                           8.5000        151,875.00        100
    WILSON              ADELE         8.5000        151,408.39         ZZ
                                      8.2500          1,167.79         1
                                       .0000          1,167.79         85
    SLIDELL         LA    70458        .0000       12/04/00
    0432817377                         .0000       02/01/01            11
    0017691502                         .0000       01/01/31           12
    0                                  .0000       00/00/00        00/00/00
    447/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    4150821                           8.6250        270,000.00        100
    SCHULTZ             DONNA         8.6250        269,680.03         ZZ
                                      8.3750          2,100.04         1
                                       .0000          2,100.04         90
    ELBURN          IL    60119        .0000       03/09/01
    0432666071                         .0000       05/01/01            12
    0005230015                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    B28/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4218144                           8.6250         43,500.00        100
    UNGER               THELMA        8.6250         43,448.45         ZZ
                                      8.3750            338.34         1
                                       .0000            338.34         73
    TAMARAC         FL    33321        .0000       03/02/01
    0432792513                         .0000       05/01/01            00
    108065                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4239359                           8.3750         80,000.00        100
    BRANDT              JOHN          8.3750         79,747.87         T
                                      8.1250            608.06         1
                                       .0000            608.06         35
    SAWYER          MI    49125        .0000       12/28/00
    221814                             .0000       02/01/01            00
    221814                             .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4245141                           8.2500        165,300.00        100
    ATRIAN              TERESA        8.2500        165,194.60         ZZ
                                      8.0000          1,241.84         3
                                       .0000          1,241.84         95
    LOS ANGELES     CA    90037        .0000       03/15/01
    0432818987                         .0000       06/01/01            01
    AT001406                           .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    P59/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4253888                           8.2500        364,000.00        100
    TULCHINSKY          RYAN          8.2500        363,534.18         ZZ
                                      8.0000          2,734.61         1
                                       .0000          2,734.61         80
    BRENTWOOD       CA    94513        .0000       03/27/01
1


    0432752590                         .0000       05/01/01            00
    3106041                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4268330                           8.0000         96,000.00        100
    DUFF JR             JIMMIE        8.0000         95,468.49         ZZ
                                      7.7500            704.41         1
                                       .0000            704.41         54
    BEALETON        VA    22712        .0000       12/13/00
    0432586998                         .0000       02/01/01            00
    6423842                            .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    F28/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4277387                           9.2500         99,000.00        100
    SELLERS             CASANDRA      9.2500         98,792.31         ZZ
                                      9.0000            814.45         1
                                       .0000            814.45         90
    FAIRFIELD       AL    35064        .0000       01/26/01
    0412272775                         .0000       03/01/01            04
    0412272775                         .0000       02/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4277405                           8.8750         84,750.00        100
    MADDREY, JR.        ROLAND        8.8750         84,557.83         ZZ
1


                                      8.6250            674.31         1
                                       .0000            674.31         75
    MOORESVILLE     NC    28115        .0000       01/25/01
    0412335135                         .0000       03/01/01            00
    0412335135                         .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4295834                           7.5000        108,800.00        100
    HELTON              MICHAEL       7.5000        108,556.24         ZZ
                                      7.2500            760.75         1
                                       .0000            760.75         85
    CREWE           VA    23930        .0000       02/09/01
    0432830792                         .0000       04/01/01            10
    0028098010                         .0000       03/01/31           12
    0                                  .0000       00/00/00        00/00/00
    N74/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4311207                           8.1250         84,500.00        100
    BICKHAM JR          HOUSTON       8.1250         84,127.66         ZZ
                                      7.8750            627.42         1
                                       .0000            627.42         50
    ALAMOGORDO      NM    88310        .0000       12/14/00
    0432724151                         .0000       02/01/01            00
    0014808513                         .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    J95/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4331728                           8.1250        320,000.00        100
    SCOTT               CHARLES       8.1250        319,154.17         ZZ
                                      7.8750          2,375.99         1
                                       .0000          2,375.99         80
    COOL            CA    95614        .0000       01/04/01
    0432627446                         .0000       03/01/01            00
    88003926                           .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    665/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4338161                           9.3750        135,900.00        100
    RAY                 BRIAN         9.3750        135,622.24         ZZ
                                      9.1250          1,130.35         4
                                       .0000          1,130.35         90
    APACHE JUNCTIO  AZ    85219        .0000       01/23/01
    0432739043                         .0000       03/01/01            01
    3098203                            .0000       02/01/31           30
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4344626                           7.5000        134,550.00        100
    CHARPENTIER         LAURA         7.5000        134,450.15         ZZ
                                      7.2500            940.79         1
                                       .0000            940.79         80
    CLACKAMAS       OR    97015        .0000       04/10/01
    0432758977                         .0000       06/01/01            00
    108341                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4360534                           9.2500         55,350.00        100
    HATHAWAY            LAWRENCE      9.2500         55,174.43         ZZ
                                      9.0000            455.36         1
                                       .0000            455.36         90
    SICKLERVILLE    NJ    08081        .0000       11/17/00
    9619478                            .0000       01/01/01            04
    9619478                            .0000       12/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4361635                           7.5000        286,000.00        100
    NAHID               BEHROUZ       7.5000        285,574.17         ZZ
                                      7.2500          1,999.75         1
                                       .0000          1,999.75         61
    LOS ANGELES     CA    90045        .0000       03/09/01
    0432744910                         .0000       05/01/01            00
    2001239579                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U62/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4363638                           8.1250         73,500.00        100
    NEELY               CLEMMIE       8.1250         73,256.30         ZZ
                                      7.8750            545.74         1
                                       .0000            545.74         59
    DETROIT         MI    48224        .0000       12/27/00
    0433208                            .0000       02/01/01            00
    0433208                            .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4365568                           8.2500        564,000.00        100
    GREEN               BRENT         8.2500        562,913.65         ZZ
                                      8.0000          4,237.14         1
                                       .0000          4,237.14         80
    MEADOW VISTA    CA    95722        .0000       02/09/01
    0412324907                         .0000       04/01/01            00
    0412324907                         .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4367836                           9.5000         42,390.00        100
    HART                DENNIS        9.5000         42,326.95         ZZ
                                      9.2500            356.44         1
                                       .0000            356.44         90
    PHILADELPHIA    PA    19136        .0000       02/27/01
    0432715928                         .0000       04/01/01            11
    0010066712                         .0000       03/01/31           25
    0                                  .0000       00/00/00        00/00/00
    L47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    4374136                           8.0000         65,000.00        100
    LONGABAUGH          DARRYL        8.0000         64,912.47         ZZ
                                      7.7500            476.95         1
                                       .0000            476.95         42
    CLINTON         MS    39056        .0000       03/02/01
    0432842714                         .0000       05/01/01            00
    465096                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    J40/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4386944                           8.5000         38,700.00        100
    CORAPI              WILLIAM       8.5000         38,652.94         ZZ
                                      8.2500            297.57         4
                                       .0000            297.57         90
    ERIE            PA    16501        .0000       03/20/01
    0432694453                         .0000       05/01/01            11
    CORAPI                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4392691                           8.3750        100,400.00        100
    VAN                 HOANG         8.3750        100,147.28         ZZ
                                      8.1250            763.11         1
                                       .0000            763.11         80
    SARASOTA        FL    34232        .0000       01/19/01
    0432808822                         .0000       03/01/01            00
    7201010601                         .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    Q64/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4405257                           8.6250         80,000.00        100
    HOLDEN              RICKY         8.6250         79,512.43         ZZ
                                      8.3750            622.23         1
                                       .0000            622.23         31
    SALUDA          NC    28773        .0000       12/06/00
1


    149931                             .0000       02/01/01            00
    149931                             .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4405336                           8.5000         63,000.00        100
    VRAKAS              MARY          8.5000         62,806.23         ZZ
                                      8.2500            484.42         1
                                       .0000            484.42         50
    MINOOKA         IL    60447        .0000       12/19/00
    213812                             .0000       02/01/01            00
    213812                             .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4410555                           8.2500        100,000.00        100
    CHAISSON JR         AREN          8.2500         99,872.02         ZZ
                                      8.0000            751.27         1
                                       .0000            751.27         80
    LAFAYETTE       LA    70503        .0000       03/16/01
    0432690287                         .0000       05/01/01            00
    010213000103                       .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    L59/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4410720                           7.8750         82,000.00        100
    DECARLO             ALDO          7.8750         81,772.03         ZZ
1


                                      7.6250            594.56         1
                                       .0000            594.56         59
    HERSHEY         PA    17033        .0000       01/31/01
    0432630879                         .0000       03/01/01            00
    6521401                            .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4423178                           7.3750        132,000.00        100
    RAYA                JUAN          7.3750        131,598.48         ZZ
                                      7.1250            911.70         1
                                       .0000            911.70         80
    PHOENIX         AZ    85043        .0000       03/08/01
    0432755437                         .0000       05/01/01            00
    W88000787                          .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    944/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4425061                           7.2500        143,500.00        100
    MILLER              ELSIE         7.2500        143,275.44         ZZ
                                      7.0000            978.92         1
                                       .0000            978.92         80
    AVON LAKE       OH    44059        .0000       03/30/01
    0432755577                         .0000       05/01/01            00
    11908860                           .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    575/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    4428473                           7.7500        108,000.00        100
    MICHAELS            KIRK          7.7500        107,923.77         ZZ
                                      7.5000            773.73         1
                                       .0000            773.73         80
    SUMMERFIELD     FL    34491        .0000       04/19/01
    0432750123                         .0000       06/01/01            00
    112380                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4429545                           8.8750         86,000.00        100
    BURGESS             KEVIN         8.8750         85,853.48         ZZ
                                      8.6250            684.25         2
                                       .0000            684.25         63
    MOSES LAKE      WA    98837        .0000       03/14/01
    0432836328                         .0000       05/01/01            00
    7142732706                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    F26/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4433014                           8.1250         90,650.00        100
    PURMORT             THOMAS        8.1250         90,470.90         ZZ
                                      7.8750            673.08         1
                                       .0000            673.08         70
    WOODBURY        MN    55125        .0000       02/27/01
    0432820850                         .0000       04/01/01            00
    126326                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H06/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    4433498                           7.7500        158,100.00        100
    BUTLER III          PATRICK       7.7500        157,876.10         ZZ
                                      7.5000          1,132.65         1
                                       .0000          1,132.65         92
    GOLETA          CA    93117        .0000       03/14/01
    0432698512                         .0000       05/01/01            10
    70003313                           .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E87/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4437068                           7.3750        108,450.00        100
    COFFMAN             ADELE         7.3750        108,200.91         ZZ
                                      7.1250            749.04         1
                                       .0000            749.04         90
    PHOENIX         AZ    85029        .0000       03/09/01
    0432707537                         .0000       05/01/01            01
    106571                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4438082                           8.7500         65,000.00        100
    LIVINGSTON          TIMOTHY       8.7500         64,924.95         ZZ
                                      8.5000            511.35         4
                                       .0000            511.35         90
    DAYTON          OH    45405        .0000       03/28/01
    0432759546                         .0000       05/01/01            10
    0002233971                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    H19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4441091                           8.0000        116,500.00        100
    BURTENSHAW          NANCY         8.0000        116,421.83         ZZ
                                      7.7500            854.84         1
                                       .0000            854.84         41
    SEATTLE         WA    98117        .0000       04/18/01
    0432831659                         .0000       06/01/01            00
    010461S                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    F61/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4444061                           8.0000        312,000.00        100
    MONDEN              RANDY         8.0000        311,579.90         ZZ
                                      7.7500          2,289.35         1
                                       .0000          2,289.35         80
    CORINTH         TX    76205        .0000       03/23/01
    0432752749                         .0000       05/01/01            00
    3112897                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4446234                           7.6250        595,000.00        100
    GEHR                ARTHUR        7.6250        593,699.82         ZZ
                                      7.3750          4,211.38         1
                                       .0000          4,211.38         75
    SCOTTSDALE      AZ    85255        .0000       02/15/01
    256914                             .0000       04/01/01            00
    256914                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4446243                           8.5000        196,000.00        100
    ROBINS              NANCY         8.5000        195,641.26         ZZ
                                      8.2500          1,507.07         1
                                       .0000          1,507.07         70
    TUCSON          AZ    85719        .0000       02/16/01
    224401                             .0000       04/01/01            00
    224401                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4446716                           8.5000        100,700.00        100
    TAM                 KAM           8.5000        100,577.55         ZZ
                                      8.2500            774.30         1
                                       .0000            774.30         90
    BROOKLINE       MA    02446        .0000       03/21/01
    0432750289                         .0000       05/01/01            11
    3218047847                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4446900                           8.5000        100,700.00        100
    TAM                 KAM           8.5000        100,577.55         ZZ
                                      8.2500            774.30         1
                                       .0000            774.30         90
    BROOKLINE       MA    02146        .0000       03/21/01
1


    0432750248                         .0000       05/01/01            11
    3218047813                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4447238                           9.0000         43,200.00        100
    BYRD                TEMMI         9.0000         43,108.36         ZZ
                                      8.7500            347.60         1
                                       .0000            347.60         90
    BLOOMINGTON     IL    61701        .0000       02/15/01
    256156                             .0000       04/01/01            01
    256156                             .0000       03/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4447242                           9.0000         34,290.00        100
    CONNORS             DEBORAH       9.0000         34,233.37         ZZ
                                      8.7500            275.91         1
                                       .0000            275.91         90
    CHARLOTTE       NC    28208        .0000       02/19/01
    158414                             .0000       04/01/01            10
    158414                             .0000       03/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4447248                           8.7500         56,250.00        100
    DAVIS               DALE          8.7500         56,152.20         ZZ
1


                                      8.5000            442.52         1
                                       .0000            442.52         75
    FRANKFORT       IN    46041        .0000       02/13/01
    268331                             .0000       04/01/01            00
    268331                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4447253                           7.6250        120,000.00        100
    FERGUSON            LYNNE         7.6250        119,724.76         ZZ
                                      7.3750            849.36         1
                                       .0000            849.36         64
    CANTON          OH    44708        .0000       02/16/01
    265095                             .0000       04/01/01            00
    265095                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4447262                           9.0000         40,000.00        100
    LEWIS               DONALD        9.0000         39,933.96         ZZ
                                      8.7500            321.85         1
                                       .0000            321.85         41
    CHERRY HILL     NJ    08002        .0000       02/16/01
    258258                             .0000       04/01/01            00
    258258                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4447265                           9.0000        100,000.00        100
    MASTERS             CHARLES       9.0000         99,834.71         ZZ
                                      8.7500            804.62         1
                                       .0000            804.62         64
    GREENFIELD      IN    46140        .0000       02/13/01
    268347                             .0000       04/01/01            00
    268347                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4447304                           9.1250        228,800.00        100
    KALIN               JOSEPH        9.1250        228,431.94         ZZ
                                      8.8750          1,861.59         1
                                       .0000          1,861.59         80
    SCOTTSDALE      AZ    85254        .0000       02/15/01
    9809729                            .0000       04/01/01            00
    9809729                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4454112                           8.5000        400,000.00        100
    PHILLIPS            ROBERTA       8.5000        399,513.63         ZZ
                                      8.2500          3,075.66         1
                                       .0000          3,075.66         76
    MELVILLE        NY    11747        .0000       03/19/01
    0432697993                         .0000       05/01/01            00
    1000272197                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4454314                           7.6250        306,000.00        100
    KIRKHOFF III        WILLIAM       7.6250        305,778.53         ZZ
                                      7.3750          2,165.85         1
                                       .0000          2,165.85         80
    SILVERTHORNE    CO    80498        .0000       03/29/01
    0432713147                         .0000       06/01/01            00
    KIRKHOFF                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    825/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4458821                           8.7500        380,000.00        100
    FAGAN               ALLAN         8.7500        379,561.15         ZZ
                                      8.5000          2,989.46         1
                                       .0000          2,989.46         58
    WILMETTE        IL    60091        .0000       03/23/01
    0432753275                         .0000       05/01/01            00
    11904711                           .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    575/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4462999                           7.8750        133,000.00        100
    BROWN               CRAWFORD      7.8750        132,908.47         ZZ
                                      7.6250            964.34         1
                                       .0000            964.34         95
    LOS ANGELES     CA    90044        .0000       04/02/01
    0432750669                         .0000       06/01/01            01
    00257150                           .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    700/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4463108                           8.1250        127,000.00        100
    MUNZ                JEANINE       8.1250        126,833.29         ZZ
                                      7.8750            942.97         1
                                       .0000            942.97         47
    JACKSON         CA    95642        .0000       03/07/01
    0412442477                         .0000       05/01/01            00
    0412442477                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4463531                           7.7500        114,000.00        100
    WHITE               JAMES         7.7500        113,757.06         ZZ
                                      7.5000            816.71         1
                                       .0000            816.71         66
    ARVADA          CO    80002        .0000       02/16/01
    0439807                            .0000       04/01/01            00
    0439807                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4463594                           8.2500         77,850.00        100
    MORRISON            JOHN          8.2500         77,700.05         ZZ
                                      8.0000            584.86         1
                                       .0000            584.86         90
    TEMPE           AZ    85282        .0000       02/16/01
    0440986                            .0000       04/01/01            12
    0440986                            .0000       03/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4463962                           7.7500        117,600.00        100
    MCLEESE             KENNETH       7.7500        117,433.46         ZZ
                                      7.5000            842.50         1
                                       .0000            842.50         80
    MARIETTA        GA    30062        .0000       03/09/01
    0432791291                         .0000       05/01/01            00
    MCLEESE                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U28/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4464768                           8.0000        150,500.00        100
    RICH                NATHANIEL     8.0000        150,195.01         ZZ
                                      7.7500          1,104.32         1
                                       .0000          1,104.32         55
    UPPER MARLBORO  MD    20772        .0000       01/31/01
    6610537209                         .0000       04/01/01            00
    6610537209                         .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    L60/F27                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4464803                           7.7500        350,000.00        100
    HARRIS              ALBERT        7.7500        347,978.57         ZZ
                                      7.5000          2,507.44         1
                                       .0000          2,507.44         65
    HILLSBOROUGH    NC    27278        .0000       01/08/01
1


    6610568112                         .0000       03/01/01            00
    6610568112                         .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    L60/F27                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4464839                           8.0000        125,000.00        100
    HOWELL              CHRISTIAN     8.0000        124,574.97         ZZ
                                      7.7500            917.21         1
                                       .0000            917.21         40
    HOLLY SPRINGS   NC    27540        .0000       12/29/00
    6610556319                         .0000       02/01/01            00
    6610556319                         .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    L60/F27                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4465441                           8.0000        240,000.00        100
    GREENWOOD           KEVIN         8.0000        239,838.97         ZZ
                                      7.7500          1,761.03         1
                                       .0000          1,761.03         74
    NORTH BILLERIC  MA    01862        .0000       04/18/01
    0432754943                         .0000       06/01/01            00
    200100563                          .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E40/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4466412                           7.5000        113,400.00        100
    KELLY               ANNELISE      7.5000        113,315.84         ZZ
1


                                      7.2500            792.91         1
                                       .0000            792.91         70
    PORTLAND        OR    97215        .0000       04/04/01
    0432747145                         .0000       06/01/01            00
    109146                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4468180                           7.7500        106,700.00        100
    GEHRING             ALLEN         7.7500        106,548.90         ZZ
                                      7.5000            764.41         1
                                       .0000            764.41         67
    NEWPORT         WA    99156        .0000       03/20/01
    0432765667                         .0000       05/01/01            00
    818080632                          .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4471649                           7.3750         62,000.00        100
    ROSE                BOBBY         7.3750         61,905.35         ZZ
                                      7.1250            428.22         1
                                       .0000            428.22         66
    ROWLETT         TX    75089        .0000       03/09/01
    0412446262                         .0000       05/01/01            00
    0412446262                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4472351                           7.8750        516,000.00        100
    CLARKE              MARK          7.8750        514,061.36         ZZ
                                      7.6250          3,741.36         1
                                       .0000          3,741.36         80
    PHOENIX         AZ    85044        .0000       02/15/01
    723985200                          .0000       04/01/01            00
    723985200                          .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/225                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4473065                           6.8750        105,000.00        100
    OCHIA               MABEL         6.8750        104,911.78         ZZ
                                      6.6250            689.78         1
                                       .0000            689.78         51
    PORTLAND        OR    97206        .0000       04/13/01
    0432802536                         .0000       06/01/01            00
    61096502                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4473198                           7.7500        360,000.00        100
    COHEN               PAUL          7.7500        359,490.20         ZZ
                                      7.5000          2,579.08         1
                                       .0000          2,579.08         74
    LOS ANGELES     CA    90039        .0000       03/23/01
    0432747459                         .0000       05/01/01            00
    410113731                          .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4473523                           8.8750         97,500.00        100
    O'NEILL             GARY          8.8750         97,445.34         ZZ
                                      8.6250            775.75         4
                                       .0000            775.75         65
    GARDNER         MA    01440        .0000       04/05/01
    0432747095                         .0000       06/01/01            00
    4317179                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    P67/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4474596                           7.8750         96,000.00        100
    CHASE               ELLEN         7.8750         95,867.43         ZZ
                                      7.6250            696.07         1
                                       .0000            696.07         71
    DECATUR         GA    30032        .0000       03/26/01
    0432750321                         .0000       05/01/01            00
    09001078                           .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    455/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4477705                           7.6250        621,000.00        100
    VEZZA               FRANK         7.6250        620,550.54         ZZ
                                      7.3750          4,395.40         1
                                       .0000          4,395.40         75
    BROOKVILLE      NY    11545        .0000       04/19/01
    0432795029                         .0000       06/01/01            00
    1000286055                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4478126                           7.8750        162,000.00        100
    LUBANG              JESSE         7.8750        161,776.30         ZZ
                                      7.6250          1,174.61         1
                                       .0000          1,174.61         90
    LITTLETON       CO    80128        .0000       03/26/01
    0432712834                         .0000       05/01/01            12
    10003484                           .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E76/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4478531                           8.7500        101,250.00        100
    PETTIS              PHILLIP       8.7500        101,133.08         ZZ
                                      8.5000            796.53         1
                                       .0000            796.53         75
    ATLANTA         GA    30307        .0000       03/26/01
    0432767838                         .0000       05/01/01            00
    3115603                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4478883                           7.8750        128,000.00        100
    LAROSE              ANTHONY       7.8750        127,821.32         ZZ
                                      7.6250            928.09         2
                                       .0000            928.09         80
    WINOOSKI        VT    05404        .0000       03/23/01
    0432781219                         .0000       05/01/01            00
    3217690019                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4479351                           8.0000        200,000.00        100
    GUO                 WEI           8.0000        199,730.71         ZZ
                                      7.7500          1,467.53         1
                                       .0000          1,467.53         80
    HIGHLANDS RANC  CO    80126        .0000       03/21/01
    0432715993                         .0000       05/01/01            00
    0102223CB                          .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    M29/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4479581                           8.0000         48,800.00        100
    BARTEL              RICHARD       8.0000         48,691.85         ZZ
                                      7.7500            358.08         1
                                       .0000            358.08         80
    FORT WORTH      TX    76107        .0000       04/06/01
    961353                             .0000       06/01/01            00
    961353                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4481580                           8.2500        144,000.00        100
    MOORE               KEVIN         8.2500        143,722.64         ZZ
                                      8.0000          1,081.82         1
                                       .0000          1,081.82         76
    ARVADA          CO    80003        .0000       02/13/01
1


    0432650463                         .0000       04/01/01            00
    32700113                           .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E84/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4481608                           7.3750        140,000.00        100
    DANISH              RICHARD       7.3750        139,696.02         ZZ
                                      7.1250            966.95         1
                                       .0000            966.95         80
    HILTON HEAD IS  SC    29926        .0000       03/23/01
    01037916                           .0000       05/01/01            00
    01037916                           .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    926/926                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4483957                           8.1250        397,500.00        100
    SIMONSMEIER         DAVE          8.1250        396,978.20         ZZ
                                      7.8750          2,951.43         1
                                       .0000          2,951.43         75
    SAN FRANCISCO   CA    94103        .0000       03/24/01
    0432769511                         .0000       05/01/01            00
    818053993                          .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4485839                           7.2500        355,500.00        100
    WITTWER             LEE           7.2500        354,943.67         ZZ
1


                                      7.0000          2,425.14         1
                                       .0000          2,425.14         90
    CHULA VISTA     CA    91910        .0000       03/22/01
    0432778710                         .0000       05/01/01            11
    3105004                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4486357                           7.3750        522,400.00        100
    BLUE                DEBORAH       7.3750        522,002.49         ZZ
                                      7.1250          3,608.09         1
                                       .0000          3,608.09         80
    VALLEJO         CA    94591        .0000       04/02/01
    0432742757                         .0000       06/01/01            00
    1                                  .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H58/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4486558                           7.8750        126,226.00        100
    EVANS               JAMES         7.8750        126,051.69         ZZ
                                      7.6250            915.23         1
                                       .0000            915.23         75
    THRALL          TX    76578        .0000       03/23/01
    0432769164                         .0000       05/01/01            00
    0007073323                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    313/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4487564                           8.8750         45,000.00        100
    MARTIN              TERRANCE      8.8750         44,974.77         T
                                      8.6250            358.04         1
                                       .0000            358.04         90
    PHOENIX         AZ    85008        .0000       04/03/01
    0432761781                         .0000       06/01/01            01
    115212                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    477/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4489052                           8.6250        319,000.00        100
    BEALES              ERIN          8.6250        318,811.66         ZZ
                                      8.3750          2,481.15         2
                                       .0000          2,481.15         64
    OAKLAND         CA    94610        .0000       04/06/01
    0432744712                         .0000       06/01/01            00
    63408                              .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H58/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4491170                           8.5000        386,250.00        100
    MCNAIR              KENT          8.5000        385,780.36         T
                                      8.2500          2,969.93         1
                                       .0000          2,969.93         75
    WILLS POINT     TX    75169        .0000       03/23/01
    0432697738                         .0000       05/01/01            00
    0072912900                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    369/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4491316                           8.8750        146,250.00        100
    TOKAHUTA            SUNIL         8.8750        146,168.01         ZZ
                                      8.6250          1,163.63         1
                                       .0000          1,163.63         75
    CORONA          CA    92882        .0000       04/21/01
    0432785434                         .0000       06/01/01            00
    34073210293                        .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4493246                           7.6250        280,000.00        100
    JOHNSON             JEFFERY       7.6250        279,593.41         ZZ
                                      7.3750          1,981.82         1
                                       .0000          1,981.82         80
    LA VERNE        CA    91750        .0000       03/26/01
    0432772317                         .0000       05/01/01            00
    256735                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    700/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4494121                           7.1250        200,000.00        100
    SMITH               STANLEY       7.1250        199,525.70         ZZ
                                      6.8750          1,347.44         1
                                       .0000          1,347.44         45
    LEHI            UT    84043        .0000       03/14/01
    0412457970                         .0000       05/01/01            00
    0412457970                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4494123                           7.7500        201,400.00        100
    CARGO               DAVID         7.7500        201,073.32         ZZ
                                      7.5000          1,442.85         1
                                       .0000          1,442.85         95
    WOODLAND PARK   CO    80863        .0000       03/13/01
    0412461261                         .0000       05/01/01            04
    0412461261                         .0000       04/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4495806                           8.7500        100,000.00        100
    MOON                AUDREY        8.7500         99,884.52         ZZ
                                      8.5000            786.70         1
                                       .0000            786.70         42
    GULF SHORES     AL    36542        .0000       03/23/01
    0432832004                         .0000       05/01/01            00
    2000001554                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    R54/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4498486                           7.7500        106,150.00        100
    GONZALEZ JR         ALFREDO       7.7500        105,999.66         ZZ
                                      7.5000            760.48         1
                                       .0000            760.48         80
    PHOENIX         AZ    85029        .0000       03/23/01
    0432766285                         .0000       05/01/01            00
    0072800659                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    369/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4500734                           8.0000        202,500.00        100
    CORRAL              CRESENCIO     8.0000        202,227.35         ZZ
                                      7.7500          1,485.87         4
                                       .0000          1,485.87         90
    LAS VEGAS       NV    89121        .0000       03/22/01
    0432750412                         .0000       05/01/01            10
    420109090                          .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4500960                           7.2500        496,000.00        100
    ABOUSLEMAN          GLEN          7.2500        495,223.80         ZZ
                                      7.0000          3,383.60         1
                                       .0000          3,383.60         80
    SCOTTSDALE      AZ    85262        .0000       03/23/01
    0432699106                         .0000       05/01/01            00
    107188                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4501329                           8.2500        182,700.00        100
    PEOPLES             DANIEL        8.2500        182,583.50         ZZ
                                      8.0000          1,372.56         1
                                       .0000          1,372.56         90
    PLACERVILLE     CA    95667        .0000       03/26/01
1


    0432743722                         .0000       06/01/01            01
    1007649                            .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4501398                           7.2500        340,000.00        100
    DIAZ                RICARDO       7.2500        339,734.77         ZZ
                                      7.0000          2,319.40         1
                                       .0000          2,319.40         80
    SANTA CLARA     CA    95051        .0000       04/03/01
    0432762375                         .0000       06/01/01            00
    114023                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4502441                           8.8750         61,550.00        100
    GILLUM-VIDA         MELISSA       8.8750         61,436.45         ZZ
                                      8.6250            489.72         1
                                       .0000            489.72         77
    MUSKEGON        MI    49441        .0000       03/29/01
    0432838266                         .0000       05/01/01            00
    200100445                          .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    M96/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4503826                           7.8750        275,000.00        100
    DISHMAN             KAREN         7.8750        274,620.26         ZZ
1


                                      7.6250          1,993.94         1
                                       .0000          1,993.94         80
    PEARLAND        TX    77584        .0000       03/23/01
    0432815561                         .0000       05/01/01            00
    5018124158                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4504728                           7.5000        130,000.00        100
    DILATUSH            KAREN         7.5000        129,903.52         ZZ
                                      7.2500            908.98         1
                                       .0000            908.98         58
    SILVERTHORNE    CO    80498        .0000       04/02/01
    966299                             .0000       06/01/01            00
    966299                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4507774                           7.3750        200,000.00        100
    KLETTER             STEVEN        7.3750        199,694.70         ZZ
                                      7.1250          1,381.35         1
                                       .0000          1,381.35         75
    CASTLE ROCK     CO    80104        .0000       03/24/01
    0432738862                         .0000       05/01/01            00
    010242SK                           .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    M29/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4509843                           7.3750        126,400.00        100
    RUMORE              STEVEN        7.3750        126,303.81         ZZ
                                      7.1250            873.02         1
                                       .0000            873.02         80
    BAYFEILD        CO    81122        .0000       04/27/01
    961150                             .0000       06/01/01            00
    961150                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4510733                           7.3750        185,000.00        100
    BOSSOW              RYAN          7.3750        184,859.23         ZZ
                                      7.1250          1,277.75         1
                                       .0000          1,277.75         49
    GYPSUM          CO    81637        .0000       04/13/01
    0432753184                         .0000       06/01/01            00
    99570                              .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4510859                           8.0000        231,800.00        100
    SONGER              KARYN         8.0000        231,487.89         ZZ
                                      7.7500          1,700.87         1
                                       .0000          1,700.87         95
    AURORA          CO    80016        .0000       03/02/01
    0432744613                         .0000       05/01/01            10
    104121                             .0000       04/01/31           30
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4512033                           7.8750        170,000.00        100
    PELLEGRIN           MARK          7.8750        169,765.25         ZZ
                                      7.6250          1,232.62         1
                                       .0000          1,232.62         79
    PRAIRIEVILLE    LA    70769        .0000       03/26/01
    0432751238                         .0000       05/01/01            00
    PELLEGRIN64097                     .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    F60/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4514783                           7.6250         85,000.00        100
    MECKSTROTH          TRACEY        7.6250         84,876.57         ZZ
                                      7.3750            601.62         1
                                       .0000            601.62         68
    MESA            AZ    85203        .0000       03/27/01
    0432739142                         .0000       05/01/01            00
    121349                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    477/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4516360                           7.8750         64,000.00        100
    ESPINAL             REGLA         7.8750         63,911.63         ZZ
                                      7.6250            464.04         1
                                       .0000            464.04         62
    HOLLYWOOD       FL    33021        .0000       03/21/01
    0412473944                         .0000       05/01/01            00
    0412473944                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4516660                           8.1250        187,100.00        100
    GUPTE               JITENDRA      8.1250        186,854.39         ZZ
                                      7.8750          1,389.21         1
                                       .0000          1,389.21         90
    PISCATAWAY      NJ    08854        .0000       04/03/01
    0432746832                         .0000       05/01/01            01
    3087677                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4516961                           9.2500         40,500.00        100
    GUTIERREZ           VIRGINIA      9.2500         40,457.86         ZZ
                                      9.0000            333.18         2
                                       .0000            333.18         90
    MILWAUKEE       WI    53212        .0000       03/14/01
    0432706679                         .0000       05/01/01            12
    2016149                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    737/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4521755                           7.3750        133,500.00        100
    CLARK               BRANDY        7.3750        133,398.42         ZZ
                                      7.1250            922.05         1
                                       .0000            922.05         80
    WENATCHEE       WA    98801        .0000       03/28/01
    0432769503                         .0000       06/01/01            00
    818119414                          .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4521835                           7.5000        103,500.00        100
    SZYMKOWICZ          STEPHAN       7.5000        103,345.89         ZZ
                                      7.2500            723.69         1
                                       .0000            723.69         80
    WEST HURLEY     NY    12491        .0000       03/30/01
    01SZYMKOQIXW1                      .0000       05/01/01            00
    01SZYMKOQIXW1                      .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    144/144                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4524021                           7.5000        132,600.00        100
    BLEA                ANNETTE       7.5000        132,402.56         ZZ
                                      7.2500            927.16         1
                                       .0000            927.16         85
    COLORADO SPRIN  CO    80919        .0000       03/22/01
    0412465551                         .0000       05/01/01            01
    0412465551                         .0000       04/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4524661                           7.8750        103,500.00        100
    CAMPBELL            DONALD        7.8750        103,357.07         ZZ
                                      7.6250            750.45         1
                                       .0000            750.45         90
    FORT MORGAN     CO    80701        .0000       03/16/01
1


    0432686434                         .0000       05/01/01            04
    2001240577                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    U62/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4525618                           7.5000        358,000.00        100
    ROSOL               HANNA         7.5000        357,734.31         ZZ
                                      7.2500          2,503.19         1
                                       .0000          2,503.19         80
    TRUCKEE         CA    96161        .0000       04/02/01
    0432750503                         .0000       06/01/01            00
    107918                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4527387                           9.0000         36,270.00        100
    BUNTING             MICHAEL       9.0000         36,195.53         ZZ
                                      8.7500            291.84         1
                                       .0000            291.84         90
    ST ANN          MO    63074        .0000       02/28/01
    271170                             .0000       04/01/01            11
    271170                             .0000       03/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4527418                           8.5000         77,000.00        100
    LEVIN               SHARON        8.5000         76,851.00         ZZ
1


                                      8.2500            592.07         1
                                       .0000            592.07         35
    HOBOKEN         NJ    07030        .0000       02/28/01
    276277                             .0000       04/01/01            00
    276277                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4527422                           9.0000         45,000.00        100
    LOSZEWSKI           GREGORY       9.0000         44,925.68         ZZ
                                      8.7500            362.09         1
                                       .0000            362.09         90
    KANSAS CITY     MO    64130        .0000       02/28/01
    237438                             .0000       04/01/01            11
    237438                             .0000       03/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4527448                           7.7500         65,350.00        100
    SMITH               LOVIE         7.7500         65,257.44         ZZ
                                      7.5000            468.18         2
                                       .0000            468.18         88
    INDIANAPOLIS    IN    46208        .0000       03/05/01
    268539                             .0000       05/01/01            12
    268539                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4527455                           8.7500         20,000.00        100
    THIEL               JOSEPH        8.7500         19,965.22         ZZ
                                      8.5000            157.34         1
                                       .0000            157.34         80
    ST PETERSBURG   FL    33710        .0000       03/05/01
    296751                             .0000       04/01/01            00
    296751                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4527482                           8.8750         30,000.00        100
    GRAY                LYLE          8.8750         29,949.18         ZZ
                                      8.6250            238.69         1
                                       .0000            238.69         32
    BRUNO           MN    55712        .0000       02/23/01
    9806570                            .0000       04/01/01            00
    9806570                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4527868                           8.1250        460,000.00        100
    WHITE               JONATHAN      8.1250        458,410.48         ZZ
                                      7.8750          3,436.27         1
                                       .0000          3,436.27         80
    EASTSOUND       WA    98245        .0000       03/07/01
    0432828416                         .0000       04/01/01            00
    104000202005                       .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    950/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      351                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4528384                           7.3750        340,000.00        100
    ROGGENSACK          ROSS          7.3750        339,741.28         ZZ
                                      7.1250          2,348.30         1
                                       .0000          2,348.30         85
    RALEIGH         NC    27615        .0000       04/10/01
    0432752426                         .0000       06/01/01            11
    5742532                            .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    738/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4528937                           8.2500         43,200.00        100
    WILLIAMS            JAMES         8.2500         43,172.45         ZZ
                                      8.0000            324.55         1
                                       .0000            324.55         90
    ALBANY          GA    31707        .0000       04/04/01
    0432741866                         .0000       06/01/01            11
    14568                              .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    A52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4529960                           8.3750        222,400.00        100
    RIVERA              JULIO         8.3750        222,261.77         ZZ
                                      8.1250          1,690.40         3
                                       .0000          1,690.40         80
    SAN DIEGO       CA    92115        .0000       04/01/01
    0432792919                         .0000       06/01/01            00
    3115835                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4530563                           8.2500         60,300.00        100
    HARRIS              TANYA         8.2500         60,222.84         ZZ
                                      8.0000            453.01         1
                                       .0000            453.01         90
    PASADENA        TX    77503        .0000       03/30/01
    0432767325                         .0000       05/01/01            11
    7323011253                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4531067                           8.5000         88,000.00        100
    HART                YOL0NDA       8.5000         87,893.01         ZZ
                                      8.2500            676.64         1
                                       .0000            676.64         80
    PORTLAND        OR    97211        .0000       03/28/01
    0432749604                         .0000       05/01/01            00
    3116193                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4532345                           7.8750        128,000.00        100
    GOODSON             RICHARD       7.8750        127,823.24         ZZ
                                      7.6250            928.09         1
                                       .0000            928.09         80
    SNELLVILLE      GA    30039        .0000       03/29/01
    0432741833                         .0000       05/01/01            00
    11571                              .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    A52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4533300                           8.5000        179,500.00        100
    LAWRENCE            TRACI         8.5000        179,281.75         ZZ
                                      8.2500          1,380.20         1
                                       .0000          1,380.20         80
    LAS VEGAS       NV    89117        .0000       03/02/01
    0432762698                         .0000       05/01/01            00
    1140003273                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    806/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4533345                           7.2500        225,600.00        100
    ROCHE               JAMES         7.2500        225,424.01         ZZ
                                      7.0000          1,538.99         1
                                       .0000          1,538.99         80
    PETALUMA        CA    94952        .0000       04/09/01
    0432752954                         .0000       06/01/01            00
    114387                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4535409                           7.6250        288,000.00        100
    BONICK              CINDY         7.6250        287,791.55         ZZ
                                      7.3750          2,038.45         1
                                       .0000          2,038.45         80
    HIGHLANDS RANC  CO    80130        .0000       04/04/01
1


    0432744704                         .0000       06/01/01            00
    010374DCL                          .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    M29/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4536509                           7.5000        144,000.00        100
    NGO                 DONG          7.5000        143,893.13         ZZ
                                      7.2500          1,006.87         1
                                       .0000          1,006.87         80
    SACRAMENTO      CA    95824        .0000       04/03/01
    0432744175                         .0000       06/01/01            00
    1007492                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4536563                           8.5000        480,000.00        100
    STECEWICZ           RYAN          8.5000        479,709.21         ZZ
                                      8.2500          3,690.79         1
                                       .0000          3,690.79         74
    BIRMINGHAM      MI    48009        .0000       04/02/01
    0432810117                         .0000       06/01/01            00
    001000010012428                    .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    A06/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4536591                           9.1250        135,000.00        100
    BEARD               LOIS          9.1250        134,709.32         ZZ
1


                                      8.8750          1,098.41         1
                                       .0000          1,098.41         75
    NEWBERG         OR    97132        .0000       01/11/01
    0432678654                         .0000       03/01/01            00
    2306948                            .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    408/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4537021                           7.2500         95,000.00        100
    TRUJILLO            LUCILLE       7.2500         94,925.89         ZZ
                                      7.0000            648.07         1
                                       .0000            648.07         68
    TAOS            NM    87571        .0000       04/03/01
    0432759595                         .0000       06/01/01            00
    114218                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4537338                           7.7500        337,500.00        100
    ROY                 WILLOW        7.7500        337,022.06         ZZ
                                      7.5000          2,417.89         1
                                       .0000          2,417.89         75
    SANTA ROSA      CA    95401        .0000       03/23/01
    0432755668                         .0000       05/01/01            00
    9609586                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E85/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4537554                           7.8750        560,000.00        100
    YIM                 HYUN          7.8750        559,614.61         ZZ
                                      7.6250          4,060.39         1
                                       .0000          4,060.39         80
    FAYETTEVILLE    GA    30214        .0000       04/10/01
    0432741536                         .0000       06/01/01            00
    1                                  .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    A52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4538035                           7.8750        147,000.00        100
    LISLE-CANNON        LLOYD         7.8750        146,591.31         ZZ
                                      7.6250          1,065.86         1
                                       .0000          1,065.86         60
    FREDERICK       MD    21701        .0000       01/25/01
    0432678753                         .0000       03/01/01            00
    703015147                          .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    408/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4540652                           8.6250         40,000.00        100
    CAMPBELL            CARLOTTA      8.6250         39,952.59         ZZ
                                      8.3750            311.12         1
                                       .0000            311.12         95
    INDIANAPOLIS    IN    46260        .0000       03/30/01
    0432739340                         .0000       05/01/01            11
    29100281                           .0000       04/01/31           30
    0                                  .0000       00/00/00        00/00/00
    A33/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4540694                           7.8750        100,000.00        100
    BEWAK               PAMELA        7.8750         99,711.56         ZZ
                                      7.6250            725.07         1
                                       .0000            725.07         46
    CULLOWHEE       NC    28723        .0000       03/29/01
    0412478430                         .0000       05/01/01            00
    0412478430                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4540705                           8.2500         85,500.00        100
    GEORGE              LINDA         8.2500         85,390.59         ZZ
                                      8.0000            642.33         1
                                       .0000            642.33         90
    EAST POINT      GA    30344        .0000       03/29/01
    0412492274                         .0000       05/01/01            04
    0412492274                         .0000       04/01/31           35
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4541026                           8.7500        117,000.00        100
    NICHOLS             GERALD        8.7500        116,864.88         ZZ
                                      8.5000            920.44         1
                                       .0000            920.44         90
    MUSKEGON        MI    49441        .0000       04/06/01
    0432755676                         .0000       05/01/01            10
    200100520                          .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    M96/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4541048                           7.5000         80,000.00        100
    CHASE               GAYLE         7.5000         79,880.89         ZZ
                                      7.2500            559.37         1
                                       .0000            559.37         51
    GROVER BEACH    CA    93483        .0000       03/20/01
    0432674802                         .0000       05/01/01            00
    0000159684                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    700/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4541725                           7.0000         67,200.00        100
    WATERS              DONALD        7.0000         67,144.92         ZZ
                                      6.7500            447.08         1
                                       .0000            447.08         80
    INDEPENDENCE    MO    64055        .0000       04/02/01
    0432764272                         .0000       06/01/01            00
    2001001024                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H93/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4542111                           8.5000        152,000.00        100
    SCOMA               TROY          8.5000        151,815.18         ZZ
                                      8.2500          1,168.75         1
                                       .0000          1,168.75         90
    TEMPE           AZ    85281        .0000       03/29/01
    0432761633                         .0000       05/01/01            01
    115188                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    477/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4542133                           9.0000         61,500.00        100
    PHILPOTT            KIMBERLY      9.0000         60,999.27         ZZ
                                      8.7500            494.85         1
                                       .0000            494.85         65
    FAIRDALE        KY    40118        .0000       12/28/00
    0432678241                         .0000       02/01/01            00
    2304733                            .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    408/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4542511                           8.5000        351,400.00        100
    NGUYEN              TOAN          8.5000        351,187.12         ZZ
                                      8.2500          2,701.96         1
                                       .0000          2,701.96         95
    ORANGE          CA    92867        .0000       04/16/01
    0432772242                         .0000       06/01/01            11
    3121929                            .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4543346                           8.3750         53,000.00        100
    QUINN               VERONICA      8.3750         52,933.89         T
                                      8.1250            402.84         1
                                       .0000            402.84         49
    QUECHEE         VT    05059        .0000       04/17/01
1


    0432762870                         .0000       05/17/01            00
    800733633                          .0000       04/17/31            0
    0                                  .0000       00/00/00        00/00/00
    U59/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4544112                           7.8750        300,000.00        100
    PHINNEY             DAVID         7.8750        299,793.54         ZZ
                                      7.6250          2,175.21         1
                                       .0000          2,175.21         90
    SEATLE          WA    98115        .0000       04/12/01
    0432773042                         .0000       06/01/01            11
    1100625                            .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    D03/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4544240                           7.1250        372,000.00        100
    DURANT              TIM           7.1250        371,702.52         ZZ
                                      6.8750          2,506.23         1
                                       .0000          2,506.23         80
    SAN RAMON       CA    94583        .0000       04/03/01
    0432763050                         .0000       06/01/01            00
    400115254                          .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4544829                           7.5000        175,000.00        100
    BLANK               LOIS          7.5000        174,870.12         ZZ
1


                                      7.2500          1,223.63         1
                                       .0000          1,223.63         64
    NORTH KINGSVIL  OH    44030        .0000       04/20/01
    0432841104                         .0000       06/01/01            00
    11902699                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    575/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4545972                           7.3750        125,000.00        100
    ARICO               SALLY         7.3750        124,904.89         ZZ
                                      7.1250            863.34         1
                                       .0000            863.34         85
    CORVALLIS       OR    97330        .0000       03/30/01
    0432752186                         .0000       06/01/01            11
    112368                             .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4547414                           8.5000        245,250.00        100
    LAL                 ATLAF         8.5000        244,649.33         ZZ
                                      8.2500          1,885.77         4
                                       .0000          1,885.77         90
    NORCROSS        GA    30092        .0000       01/31/01
    0432743060                         .0000       03/01/01            12
    0010983997                         .0000       02/01/31           25
    0                                  .0000       00/00/00        00/00/00
    003/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4549976                           7.5000        209,500.00        100
    SPRADLING           KRISTIE       7.5000        209,344.53         ZZ
                                      7.2500          1,464.85         1
                                       .0000          1,464.85         75
    FRESNO          CA    93720        .0000       04/02/01
    0432728160                         .0000       06/01/01            00
    0000064005                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H58/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4550092                           8.0000        103,550.00        100
    SIMEONE             WENDI         8.0000        103,480.52         ZZ
                                      7.7500            759.81         1
                                       .0000            759.81         57
    CRANSTON        RI    02920        .0000       04/16/01
    0432762417                         .0000       06/01/01            00
    1005392                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4551436                           8.7500        113,525.00        100
    VARELA              FRANCISCO     8.7500        113,459.69         ZZ
                                      8.5000            893.10         4
                                       .0000            893.10         95
    GRETNA          LA    70056        .0000       04/09/01
    0432769180                         .0000       06/01/01            12
    43526                              .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    T90/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4552038                           7.3750        300,000.00        100
    ROSS                MARGARET      7.3750        299,771.72         ZZ
                                      7.1250          2,072.03         1
                                       .0000          2,072.03         75
    SCOTTSDALE      AZ    85262        .0000       04/17/01
    0432765360                         .0000       06/01/01            00
    1200312                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    T29/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4554008                           7.5000        520,000.00        100
    KOZUMPLIK           PETER         7.5000        519,614.08         ZZ
                                      7.2500          3,635.92         1
                                       .0000          3,635.92         75
    CLIFTON         VA    20124        .0000       04/10/01
    0432843829                         .0000       06/01/01            00
    11921160                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    575/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4554339                           8.1250        300,000.00        100
    BUCEL               LEONARD       8.1250        299,803.75         ZZ
                                      7.8750          2,227.50         1
                                       .0000          2,227.50         53
    GRAND HAVEN     MI    49417        .0000       04/23/01
    0432839405                         .0000       06/01/01            00
    0774102251                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    A33/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4555392                           7.3750        145,000.00        100
    MICHAELSON          PATRICK       7.3750        144,889.67         ZZ
                                      7.1250          1,001.48         1
                                       .0000          1,001.48         70
    CENTERVILLE     MA    02632        .0000       04/07/01
    0432760882                         .0000       06/01/01            00
    00501247                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E46/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4556797                           8.8750         40,000.00        100
    NASE                BRUCE         8.8750         39,932.22         T
                                      8.6250            318.26         1
                                       .0000            318.26         62
    LACKAWAXEN      PA    18435        .0000       02/28/01
    0432690626                         .0000       04/01/01            00
    14302                              .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    K88/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4557004                           7.5000        399,900.00        100
    TORIBIO             LODY          7.5000        399,603.22         ZZ
                                      7.2500          2,796.16         1
                                       .0000          2,796.16         80
    DALY CITY       CA    94015        .0000       04/05/01
    0432750966                         .0000       06/01/01            00
    115588                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4558801                           8.1250         97,700.00        100
    DOYLE               ANDREA        8.1250         97,571.74         ZZ
                                      7.8750            725.42         1
                                       .0000            725.42         77
    AUSTIN          TX    78736        .0000       04/04/01
    0432827913                         .0000       05/01/01            00
    10100290                           .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U42/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4558949                           8.8750        164,700.00        100
    PISCITELLI          DONALD        8.8750        164,607.66         ZZ
                                      8.6250          1,310.43         1
                                       .0000          1,310.43         90
    EDISON          NJ    08817        .0000       04/04/01
    0432769545                         .0000       06/01/01            14
    0101760                            .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    F96/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4559132                           7.8750        155,000.00        100
    PARKER              RALPH         7.8750        154,893.33         ZZ
                                      7.6250          1,123.86         1
                                       .0000          1,123.86         78
    CORTEZ          CO    81321        .0000       04/04/01
1


    0432752178                         .0000       06/01/01            00
    7332016817                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4559786                           7.0000        392,000.00        100
    BALDASSARI          MARK          7.0000        391,678.68         ZZ
                                      6.7500          2,607.99         1
                                       .0000          2,607.99         63
    SANTA ROSA      CA    95409        .0000       04/20/01
    0432821460                         .0000       06/01/01            00
    56002577                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    470/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4560046                           7.0000         68,800.00        100
    JACOBSON            ROSEMARY      7.0000         68,743.60         ZZ
                                      6.7500            457.73         1
                                       .0000            457.73         80
    HENDERSON       NV    89015        .0000       04/04/01
    0432789337                         .0000       06/01/01            00
    117428                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4560369                           9.0000         42,845.00        100
    LERMA               NORMA         9.0000         42,773.02         ZZ
1


                                      8.7500            344.74         1
                                       .0000            344.74         95
    VINTON          LA    70668        .0000       03/30/01
    0412372831                         .0000       05/01/01            04
    0412372831                         .0000       04/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4560392                           8.3750         61,200.00        100
    HARRELSON           JIMMY         8.3750         61,123.67         ZZ
                                      8.1250            465.16         1
                                       .0000            465.16         80
    CARLSBAD        NM    88220        .0000       03/14/01
    0412424160                         .0000       05/01/01            00
    0412424160                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4560489                           7.8750         68,000.00        100
    ACREE               JERRI         7.8750         67,906.09         ZZ
                                      7.6250            493.05         1
                                       .0000            493.05        100
    CITRUS SPRINGS  FL    34434        .0000       03/30/01
    0412499733                         .0000       05/01/01            10
    0412499733                         .0000       04/01/31           35
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4560505                           7.7500        500,000.00        100
    NEPSKY              ERIC          7.7500        499,291.94         ZZ
                                      7.5000          3,582.06         1
                                       .0000          3,582.06         77
    TELLURIDE       CO    81435        .0000       03/26/01
    0412506172                         .0000       05/01/01            00
    0412506172                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4560526                           8.7500         42,750.00        100
    CARRIZALES          LOUIS         8.7500         42,700.64         ZZ
                                      8.5000            336.31         1
                                       .0000            336.31         90
    SAN ANTONIO     TX    78244        .0000       03/30/01
    0412520249                         .0000       05/01/01            01
    0412520249                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4561991                           8.5000         63,200.00        100
    JACKSON             EUGENE        8.5000         63,161.72         ZZ
                                      8.2500            485.95         1
                                       .0000            485.95         80
    CHICAGO         IL    60628        .0000       04/17/01
    0432819613                         .0000       06/01/01            00
    2020900                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    737/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4563763                           7.5000        109,000.00        100
    HILL                PATTY         7.5000        108,919.11         ZZ
                                      7.2500            762.14         1
                                       .0000            762.14         84
    MEMPHIS         TN    38125        .0000       04/06/01
    0432824555                         .0000       06/01/01            10
    0028511010                         .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    N74/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4564996                           8.3750         67,950.00        100
    HILE                D             8.3750         67,907.76         ZZ
                                      8.1250            516.47         3
                                       .0000            516.47         90
    DESERT HOT SPR  CA    92240        .0000       04/05/01
    0432789261                         .0000       06/01/01            10
    106622                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4565937                           7.7500        106,000.00        100
    CAMPBELL            KARL          7.7500        105,925.18         ZZ
                                      7.5000            759.40         1
                                       .0000            759.40         53
    CANYONVILLE     OR    97417        .0000       04/01/01
    0432750743                         .0000       06/01/01            00
    117292                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4566084                           7.3750        300,000.00        100
    CASE                SHIRLEY       7.3750        299,771.72         ZZ
                                      7.1250          2,072.03         1
                                       .0000          2,072.03         79
    LAS VEGAS       NV    89129        .0000       04/06/01
    0432752863                         .0000       06/01/01            00
    111020                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4567902                           8.1250         87,100.00        100
    HILE                D             8.1250         87,043.02         ZZ
                                      7.8750            646.72         2
                                       .0000            646.72         90
    DESERT HOT SPR  CA    92240        .0000       04/05/01
    0432808038                         .0000       06/01/01            10
    420106626                          .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4568043                           7.7500        125,000.00        100
    MONTGOMERY III      CHARLES       7.7500        124,822.97         ZZ
                                      7.5000            895.52         1
                                       .0000            895.52         38
    SALINAS         CA    93907        .0000       03/17/01
    0432820074                         .0000       05/01/01            00
    319471                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    B60/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4568133                           8.3750         65,000.00        100
    STROMBECK           DAVID         8.3750         64,918.91         ZZ
                                      8.1250            494.05         1
                                       .0000            494.05         49
    NORTH WEBSTER   IN    46555        .0000       03/28/01
    0412431371                         .0000       05/01/01            00
    0412431371                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4568162                           7.8750        200,000.00        100
    YOUNG               BARBARA       7.8750        199,723.82         ZZ
                                      7.6250          1,450.14         1
                                       .0000          1,450.14         48
    DALLAS          TX    75214        .0000       03/27/01
    0412475725                         .0000       05/01/01            00
    0412475725                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4568181                           7.3750        120,000.00        100
    BRAGG               FRANK         7.3750        119,908.69         T
                                      7.1250            828.81         1
                                       .0000            828.81         80
    GROVELAND       CA    95321        .0000       03/23/01
1


    0412490112                         .0000       06/01/01            00
    0412490112                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4568192                           8.2500         82,650.00        100
    EVANS               CHARLES       8.2500         82,544.24         ZZ
                                      8.0000            620.92         1
                                       .0000            620.92         95
    MONTGOMERY      AL    36116        .0000       03/28/01
    0412501694                         .0000       05/01/01            10
    0412501694                         .0000       04/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4568386                           8.7500         40,000.00        100
    DUARTE              ALEJANDRO     8.7500         39,976.99         ZZ
                                      8.5000            314.68         1
                                       .0000            314.68         80
    EL PASO         TX    79924        .0000       04/25/01
    0432788248                         .0000       06/01/01            00
    3113537                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4569593                           8.0000        275,000.00        100
    REEDER              GARY          8.0000        274,815.48         ZZ
1


                                      7.7500          2,017.85         1
                                       .0000          2,017.85         79
    FLOWER MOUND    TX    75028        .0000       04/05/01
    0432756393                         .0000       06/01/01            00
    3116326                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4569684                           8.8750         47,500.00        100
    RUSSELL SR          JAMES         8.8750         47,473.37         ZZ
                                      8.6250            377.93         2
                                       .0000            377.93         95
    NEW ORLEANS     LA    70125        .0000       04/20/01
    0432799773                         .0000       06/01/01            12
    44440                              .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    T90/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4571253                           7.7500        246,400.00        100
    CHACON              CHARLES       7.7500        246,226.09         ZZ
                                      7.5000          1,765.24         1
                                       .0000          1,765.24         80
    TAOS            NM    87571        .0000       04/10/01
    0432745016                         .0000       06/01/01            00
    1230111                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    T29/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4571687                           8.7500         56,700.00        100
    BROWN               JERRY         8.7500         56,500.67         ZZ
                                      8.5000            446.06         1
                                       .0000            446.06         90
    SHERMAN         TX    75092        .0000       11/08/00
    0432695393                         .0000       01/01/01            11
    7219306                            .0000       12/01/30           25
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4573147                           7.8750         85,000.00        100
    CAMERON             TERI          7.8750         84,882.62         ZZ
                                      7.6250            616.31         1
                                       .0000            616.31         63
    WILDWOOD        NJ    08260        .0000       03/08/01
    0432695401                         .0000       05/01/01            00
    6525544                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4573427                           8.0000        124,000.00        100
    ESHELMAN            DAVID         8.0000        123,833.04         ZZ
                                      7.7500            909.87         1
                                       .0000            909.87         77
    LAKEVIEW        OH    43331        .0000       03/09/01
    0432772200                         .0000       05/01/01            00
    0000091401                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E86/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4574250                           7.8750        135,000.00        100
    WRIGHT              HARRY         7.8750        134,719.22         ZZ
                                      7.6250            978.84         1
                                       .0000            978.84         51
    SEBASTIAN       FL    32976        .0000       02/09/01
    0432695690                         .0000       04/01/01            00
    6521348                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4574656                           7.2500        512,000.00        100
    FEENEY              PATRICK       7.2500        511,600.59         ZZ
                                      7.0000          3,492.74         1
                                       .0000          3,492.74         80
    WALNUT CREEK    CA    94596        .0000       04/10/01
    0432752467                         .0000       06/01/01            00
    0000064252                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H58/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4576419                           7.7500        225,000.00        100
    HARTWIG             ULF           7.7500        224,681.36         ZZ
                                      7.5000          1,611.93         1
                                       .0000          1,611.93         57
    FOLLY BEACH     SC    29439        .0000       03/29/01
    0412447278                         .0000       05/01/01            00
    0412447278                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4576433                           7.5000         64,800.00        100
    CARVAJAL            ANITA         7.5000         64,703.52         ZZ
                                      7.2500            453.09         1
                                       .0000            453.09         90
    WILLSHIRE       OH    45898        .0000       03/28/01
    0412479263                         .0000       05/01/01            04
    0412479263                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4576517                           8.0000        303,000.00        100
    MORAL               ANITA         8.0000        302,385.99         ZZ
                                      7.7500          2,223.31         1
                                       .0000          2,223.31         65
    SKOKIE          IL    60076        .0000       02/09/01
    0432695575                         .0000       04/01/01            00
    7237915                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4576623                           8.2500        400,000.00        100
    GRAHAM              DEBBIE        8.2500        399,229.52         ZZ
                                      8.0000          3,005.07         1
                                       .0000          3,005.07         62
    CHARLOTTE       NC    28277        .0000       02/22/01
    0432695484                         .0000       04/01/01            00
    6525558                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4578922                           7.7500        232,500.00        100
    ZIMMERMAN           JOHN          7.7500        232,335.90         ZZ
                                      7.5000          1,665.66         1
                                       .0000          1,665.66         75
    LONG BEACH      CA    90815        .0000       04/13/01
    0432753598                         .0000       06/01/01            00
    993941                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    L96/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4579549                           8.0000        400,000.00        100
    KELLOGG           CJTHOMAS        8.0000        399,731.61         T
                                      7.7500          2,935.06         1
                                       .0000          2,935.06         70
    GRANTS PASS     OR    97527        .0000       04/10/01
    0432750776                         .0000       06/01/01            00
    3117813                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4580780                           7.0000        368,000.00        100
    VOELKER             GERALD        7.0000        367,698.36         ZZ
                                      6.7500          2,448.31         1
                                       .0000          2,448.31         80
    NEWBERG         OR    97132        .0000       04/17/01
1


    0432789972                         .0000       06/01/01            00
    116345                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4580801                           7.5000        385,000.00        100
    LIMTIACO            PAUL          7.5000        384,714.27         ZZ
                                      7.2500          2,691.98         1
                                       .0000          2,691.98         85
    UNION CITY      CA    94587        .0000       04/09/01
    0432758571                         .0000       06/01/01            11
    109194                             .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    477/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4582178                           7.3750        108,000.00        100
    DOORIS              DANIEL        7.3750        107,917.82         ZZ
                                      7.1250            745.93         1
                                       .0000            745.93         80
    ALBUQUERQUE     NM    87111        .0000       04/11/01
    0432744977                         .0000       06/01/01            00
    1230117                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    T29/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4582733                           7.6250         68,400.00        100
    ISENBERG            ALLEN         7.6250         68,350.50         ZZ
1


                                      7.3750            484.13         1
                                       .0000            484.13         80
    SURPRISE        AZ    85374        .0000       04/10/01
    0432752004                         .0000       06/01/01            00
    114565                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4584030                           9.0000         36,800.00        100
    FULTZ               GEORGE        9.0000         36,759.65         ZZ
                                      8.7500            296.10         1
                                       .0000            296.10         80
    DAYTON          OH    45403        .0000       04/04/01
    0412499113                         .0000       05/01/01            00
    0412499113                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4584046                           8.1250        160,000.00        100
    MANOR               DUKE          8.1250        159,789.95         ZZ
                                      7.8750          1,188.00         1
                                       .0000          1,188.00         55
    DALLAS          TX    75230        .0000       03/30/01
    0412517401                         .0000       05/01/01            00
    0412517401                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4584562                           8.7500        261,000.00        100
    PRETE               MICHAEL       8.7500        260,849.84         ZZ
                                      8.5000          2,053.29         4
                                       .0000          2,053.29         90
    GEORGETOWN      TX    78628        .0000       04/19/01
    0432766004                         .0000       06/01/01            01
    82300410033F                       .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4586000                           7.3750        400,000.00        100
    WEBER               ERIC          7.3750        399,695.62         ZZ
                                      7.1250          2,762.71         1
                                       .0000          2,762.71         78
    WASHINTON       DC    20015        .0000       04/16/01
    0432763126                         .0000       06/01/01            00
    1000220580                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    757/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4587426                           8.0000         74,000.00        100
    BRIGGS              RAY           8.0000         73,950.34         ZZ
                                      7.7500            542.99         1
                                       .0000            542.99         73
    FLUSHING        MI    48433        .0000       04/10/01
    0432746667                         .0000       06/01/01            00
    005000010004510                    .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    A06/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4587470                           7.5000        645,000.00        100
    MILLER              NANETTE       7.5000        644,521.31         ZZ
                                      7.2500          4,509.94         1
                                       .0000          4,509.94         72
    HILTON HEAD IS  SC    29928        .0000       04/13/01
    01038044                           .0000       06/01/01            00
    01038044                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    926/926                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4587654                           7.5000        310,000.00        100
    ACOSTA              JOSEPH        7.5000        310,000.00         ZZ
                                      7.2500          2,167.57         1
                                       .0000          2,167.57         62
    HUNTINGTON      NY    11743        .0000       05/22/01
    0432819589                         .0000       07/01/01            00
    1                                  .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    F25/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4588260                           9.0000         47,700.00        100
    BASURTO             RAMON         9.0000         47,594.58         ZZ
                                      8.7500            383.81         2
                                       .0000            383.81         90
    MILWAUKEE       WI    53215        .0000       01/26/01
    0432689990                         .0000       03/01/01            10
    7231942                            .0000       02/01/31           25
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4588652                           7.7500        296,000.00        100
    THOEMMES            VINCENT       7.7500        295,791.09         ZZ
                                      7.5000          2,120.58         1
                                       .0000          2,120.58         80
    YORBA LINDA     CA    92886        .0000       04/09/01
    0432750982                         .0000       06/01/01            00
    115718                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4589941                           7.2500         92,000.00        100
    TATE                GERALD        7.2500         91,928.23         ZZ
                                      7.0000            627.60         1
                                       .0000            627.60         78
    YUKON           OK    73099        .0000       04/12/01
    0432818219                         .0000       06/01/01            00
    0028545010                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    N74/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4591584                           8.3750         24,000.00        100
    DECKER              JOE           8.3750         23,970.06         ZZ
                                      8.1250            182.42         1
                                       .0000            182.42         46
    PRINCETON       TX    75407        .0000       04/05/01
    0412418121                         .0000       05/01/01            00
    0412418121                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4591590                           7.7500        212,000.00        100
    NEWMAN              STEPHANY      7.7500        211,699.79         ZZ
                                      7.5000          1,518.79         1
                                       .0000          1,518.79         55
    ISSAQUAH        WA    98029        .0000       03/29/01
    0412468811                         .0000       05/01/01            00
    0412468811                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4591624                           9.0000         47,500.00        100
    COUCH               JOHN          9.0000         47,474.05         ZZ
                                      8.7500            382.20         1
                                       .0000            382.20         78
    KNOXVILLE       TN    37917        .0000       04/05/01
    0412519878                         .0000       06/01/01            00
    0412519878                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4591629                           8.0000         73,000.00        100
    HOODYE              SAMUEL        8.0000         72,901.71         ZZ
                                      7.7500            535.65         1
                                       .0000            535.65         57
    SAN ANTONIO     TX    78239        .0000       04/05/01
1


    0412528945                         .0000       05/01/01            00
    0412528945                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4592327                           9.0000        304,000.00        100
    BARNETT             MICHAEL       9.0000        303,833.95         ZZ
                                      8.7500          2,446.05         1
                                       .0000          2,446.05         80
    BUFFALO GROVE   IL    60089        .0000       04/20/01
    0432794600                         .0000       06/01/01            00
    130134                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4593232                           7.2500        275,000.00        100
    BREEDEN             TRACY         7.2500        274,785.47         ZZ
                                      7.0000          1,875.99         1
                                       .0000          1,875.99         77
    EUGENE          OR    97405        .0000       04/13/01
    0432749968                         .0000       06/01/01            00
    W88006144                          .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    944/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4593535                           8.8750         28,000.00        100
    KISHKO              DMITRIY       8.8750         27,952.53         ZZ
1


                                      8.6250            222.79         1
                                       .0000            222.79         80
    WEST SPRINGFIE  MA    01089        .0000       02/15/01
    04222395                           .0000       04/01/01            00
    04222395                           .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4593644                           8.3750        150,000.00        100
    PARKER-RITTER       TERRI         8.3750        149,906.77         ZZ
                                      8.1250          1,140.11         1
                                       .0000          1,140.11         53
    OREGON CITY     OR    97045        .0000       04/19/01
    0432795011                         .0000       06/01/01            00
    119443                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4593802                           7.8750        300,000.00        100
    REDDY               GIRISH        7.8750        299,768.75         ZZ
                                      7.6250          2,175.21         1
                                       .0000          2,175.21         71
    LA VERNE        CA    91750        .0000       04/12/01
    0432752335                         .0000       06/01/01            00
    WH3717                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    940/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4593933                           7.2500        355,200.00        100
    BRANNON             WILLIAM       7.2500        354,922.90         ZZ
                                      7.0000          2,423.10         1
                                       .0000          2,423.10         80
    HILTON HEAD IS  SC    29926        .0000       04/25/01
    163023082                          .0000       06/01/01            00
    163023082                          .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    926/926                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4596369                           7.8750        275,000.00        100
    JONES               PAMELA        7.8750        274,810.75         ZZ
                                      7.6250          1,993.94         1
                                       .0000          1,993.94         80
    FAYETTEVILLE    GA    30214        .0000       04/26/01
    0432818714                         .0000       06/01/01            00
    3122525                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4598280                           8.2500         50,400.00        100
    THOMAS              MARGARETH     8.2500         50,367.86         T
                                      8.0000            378.64         1
                                       .0000            378.64         80
    SALT LAKE CITY  UT    84111        .0000       04/18/01
    0432749406                         .0000       06/01/01            00
    36800210163F                       .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4599249                           8.8750         53,200.00        100
    BETKA               RAY           8.8750         53,170.18         ZZ
                                      8.6250            423.28         1
                                       .0000            423.28         80
    DENVER          CO    80231        .0000       04/13/01
    0432750438                         .0000       06/01/01            00
    3123595                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4599842                           8.2500        115,000.00        100
    CONOVER             PAUL          8.2500        114,926.67         ZZ
                                      8.0000            863.96         1
                                       .0000            863.96         44
    PEMBROKE PINES  FL    33029        .0000       04/06/01
    0412395659                         .0000       06/01/01            00
    0412395659                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4600422                           7.7500        368,000.00        100
    UNDERWOOD           RONALD        7.7500        367,740.27         ZZ
                                      7.5000          2,636.40         1
                                       .0000          2,636.40         80
    GILROY          CA    95020        .0000       04/12/01
    0432752244                         .0000       06/01/01            00
    2112267                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    B57/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4601209                           8.5000         72,000.00        100
    LO                  YIU           8.5000         72,000.00         ZZ
                                      8.2500            553.62         1
                                       .0000            553.62         80
    MIAMI           FL    33055        .0000       05/01/01
    0432787406                         .0000       07/01/01            00
    0117601                            .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    A80/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4602300                           7.6250        142,000.00        100
    BURNS               MIKE          7.6250        141,897.22         ZZ
                                      7.3750          1,005.07         1
                                       .0000          1,005.07         80
    PORTLAND        OR    97219        .0000       04/27/01
    0432814176                         .0000       06/01/01            00
    120607                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4603483                           7.6250        412,000.00        100
    DOZAL               PEDRO         7.6250        411,701.81         ZZ
                                      7.3750          2,916.11         1
                                       .0000          2,916.11         77
    SCOTTSDALE      AZ    85258        .0000       04/13/01
    0432788933                         .0000       06/01/01            00
    114625                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4603656                           8.5000        130,500.00        100
    LANNI               ANTHONY       8.5000        130,341.30         ZZ
                                      8.2500          1,003.44         1
                                       .0000          1,003.44         90
    NORTH PROVIDEN  RI    02904        .0000       03/29/01
    0432703262                         .0000       05/01/01            04
    61585                              .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    P34/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4605320                           7.2500         72,000.00        100
    WEBSTER             ANTHONY       7.2500         71,943.83         ZZ
                                      7.0000            491.17         1
                                       .0000            491.17         80
    WINSTON SALEM   NC    27106        .0000       04/17/01
    0432829844                         .0000       06/01/01            00
    0028575011                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    N74/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4607661                           9.0000        108,000.00        100
    DAWSON              LEROY         9.0000        107,941.01         ZZ
                                      8.7500            868.99         1
                                       .0000            868.99         85
    BAY SHORE       NY    11706        .0000       04/04/01
1


    0412421711                         .0000       06/01/01            04
    0412421711                         .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4607745                           7.7500         85,000.00        100
    BREITEL             DOROTHY       7.7500         84,940.01         ZZ
                                      7.5000            608.95         1
                                       .0000            608.95         63
    TAMARAC         FL    33321        .0000       04/09/01
    0412550758                         .0000       06/01/01            00
    0412550758                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4608069                           7.6250         96,250.00        100
    WYLIE               JOHN          7.6250         96,180.34         ZZ
                                      7.3750            681.25         1
                                       .0000            681.25         47
    SWARTZ CREEK    MI    48473        .0000       04/06/01
    0400401451                         .0000       06/01/01            00
    3019141                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4608122                           7.3750        255,000.00        100
    PURMORT             THOMAS        7.3750        254,610.72         ZZ
1


                                      7.1250          1,761.23         1
                                       .0000          1,761.23         75
    ANDOVER         MN    55304        .0000       03/09/01
    0432760866                         .0000       05/01/01            00
    126504                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H06/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4608387                           7.7500         85,000.00        100
    SIDMAN              STANLEY       7.7500         84,940.01         ZZ
                                      7.5000            608.95         1
                                       .0000            608.95         57
    PLYMOUTH        MA    02360        .0000       03/30/01
    0432724680                         .0000       06/01/01            00
    001087                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    P44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4609395                           8.1250         86,700.00        100
    PURMORT             THOMAS        8.1250         86,586.18         ZZ
                                      7.8750            643.75         1
                                       .0000            643.75         70
    ST PAUL         MN    55125        .0000       03/23/01
    0432711703                         .0000       05/01/01            00
    127194                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H06/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000
1




    4609883                           8.0000        149,500.00        100
    BOEHM JR            JOSEPH        8.0000        149,399.69         ZZ
                                      7.7500          1,096.98         4
                                       .0000          1,096.98         85
    KILLEEN         TX    76542        .0000       04/16/01
    0432771053                         .0000       06/01/01            11
    93060792                           .0000       05/01/31           20
    0                                  .0000       00/00/00        00/00/00
    A33/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4609919                           8.0000        149,500.00        100
    BOEHM JR            JOSEPH        8.0000        149,399.69         ZZ
                                      7.7500          1,096.98         4
                                       .0000          1,096.98         85
    KILLEEN         TX    76549        .0000       04/16/01
    0432805836                         .0000       06/01/01            11
    93080871                           .0000       05/01/31           20
    0                                  .0000       00/00/00        00/00/00
    A33/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4610230                           7.7500        400,000.00        100
    HAHNE               KENT          7.7500        399,147.56         ZZ
                                      7.5000          2,865.65         1
                                       .0000          2,865.65         62
    ALEXANDRIA      VA    22309        .0000       02/02/01
    6920016012                         .0000       04/01/01            00
    6920016012                         .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    L60/F27                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4610324                           8.3750        407,200.00        100
    FINN                WAYNE         8.3750        406,946.91         ZZ
                                      8.1250          3,095.01         1
                                       .0000          3,095.01         80
    ST CHARLES      IL    60175        .0000       04/13/01
    0432752640                         .0000       06/01/01            00
    3117197                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4610527                           7.3750        140,000.00        100
    LYONS               KATHERINE     7.3750        139,678.43         ZZ
                                      7.1250            966.95         1
                                       .0000            966.95         59
    LEESBURG        VA    20176        .0000       02/27/01
    6920035130                         .0000       04/01/01            00
    6920035130                         .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    L60/F27                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4610533                           8.3750        302,500.00        100
    SUDDARTH            MICHAEL       8.3750        301,351.99         T
                                      8.1250          2,299.22         1
                                       .0000          2,299.22         50
    BASYE           VA    22810        .0000       11/30/00
    6990250500                         .0000       01/01/01            00
    6990250500                         .0000       12/01/30            0
    0                                  .0000       00/00/00        00/00/00
    L60/F27                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4610543                           7.3750        400,000.00        100
    MOORE               BETTY         7.3750        399,081.27         ZZ
                                      7.1250          2,762.70         1
                                       .0000          2,762.70         57
    CORNELIUS       NC    28031        .0000       02/22/01
    6610606898                         .0000       04/01/01            00
    6610606898                         .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    L60/F27                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4613998                           7.3750        159,000.00        100
    THORN               FAITH         7.3750        158,879.02         ZZ
                                      7.1250          1,098.17         1
                                       .0000          1,098.17         77
    NEVADA CITY     CA    95959        .0000       04/12/01
    0432748747                         .0000       06/01/01            00
    36800510593F                       .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4614494                           7.7500        504,000.00        100
    CARNESECCA          BARRY         7.7500        503,644.28         ZZ
                                      7.5000          3,610.72         1
                                       .0000          3,610.72         80
    PLEASANT HILL   CA    94523        .0000       04/13/01
    0432758613                         .0000       06/01/01            00
    88101059                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    665/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4615926                           7.7500        198,000.00        100
    BUZZETTA            ADAMINA       7.7500        197,860.25         ZZ
                                      7.5000          1,418.50         1
                                       .0000          1,418.50         80
    SAYREVILLE      NJ    08872        .0000       04/20/01
    0432755890                         .0000       06/01/01            00
    0103013                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4617101                           7.5000         77,000.00        100
    PARKER              MARK          7.5000         76,885.34         ZZ
                                      7.2500            538.40         2
                                       .0000            538.40         70
    ALBANY          NY    12203        .0000       03/28/01
    0432722270                         .0000       05/01/01            00
    6264196                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    742/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4617290                           8.5000        115,500.00        100
    CURIEL              MARCOS        8.5000        115,430.02         ZZ
                                      8.2500            888.10         4
                                       .0000            888.10         75
    TEHACHAPI       CA    93561        .0000       04/17/01
1


    0432827848                         .0000       06/01/01            00
    1005673                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4617691                           7.2500        190,000.00        100
    ELIAS               EFREN         7.2500        189,851.78         ZZ
                                      7.0000          1,296.14         1
                                       .0000          1,296.14         80
    LOMPOC          CA    93436        .0000       04/16/01
    0432789311                         .0000       06/01/01            00
    115658                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4619038                           7.6250        344,400.00        100
    HOLMAN              BERKELEY      7.6250        344,150.74         ZZ
                                      7.3750          2,437.64         1
                                       .0000          2,437.64         73
    BEND            OR    97701        .0000       04/20/01
    0432801413                         .0000       06/01/01            00
    112678                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4619226                           8.0000        140,000.00        100
    WHISNANT            MARK          8.0000        139,906.06         ZZ
1


                                      7.7500          1,027.27         1
                                       .0000          1,027.27         80
    HANSVILLE E     WA    98340        .0000       04/16/01
    0432826857                         .0000       06/01/01            00
    71001277                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E23/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4620911                           8.2500         74,000.00        100
    MECKA               JUDITH        8.2500         73,905.30         ZZ
                                      8.0000            555.94         1
                                       .0000            555.94         65
    WOODBRIDGE      NJ    07095        .0000       03/20/01
    0432728699                         .0000       05/01/01            00
    14202                              .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    K88/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4621250                           8.8750         22,000.00        100
    RICE                BEVERLY       8.8750         21,987.67         ZZ
                                      8.6250            175.04         1
                                       .0000            175.04         74
    WOODWARD        OK    73801        .0000       04/11/01
    0412377921                         .0000       06/01/01            00
    0412377921                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4621300                           7.8750        115,200.00        100
    SCHACKEL            NATHAN        7.8750        115,120.72         ZZ
                                      7.6250            835.28         1
                                       .0000            835.28         90
    PIERCE          CO    80650        .0000       04/06/01
    0412510844                         .0000       06/01/01            04
    0412510844                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4622339                           8.1250        605,500.00        100
    FROMBERG            EDWARD        8.1250        604,705.14         ZZ
                                      7.8750          4,495.83         1
                                       .0000          4,495.83         70
    NAGS HEAD       NC    27959        .0000       03/30/01
    18527465                           .0000       05/01/01            00
    18527465                           .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    561/J95                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4624137                           8.5000         80,000.00        100
    CICCARONE           ANTHONY       8.5000         79,951.53         ZZ
                                      8.2500            615.14         1
                                       .0000            615.14         52
    LINCOLN         RI    02865        .0000       04/20/01
    0432818847                         .0000       06/01/01            00
    61601                              .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    P34/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4625309                           8.1250        116,250.00        100
    WHITE               CLARENCE      8.1250        116,173.96         ZZ
                                      7.8750            863.15         1
                                       .0000            863.15         75
    TAHOMA          CA    96142        .0000       04/07/01
    0432743185                         .0000       06/01/01            00
    36800110163F                       .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4628107                           8.1250        275,000.00        100
    BONELLO             SALVATORE     8.1250        274,639.00         ZZ
                                      7.8750          2,041.87         2
                                       .0000          2,041.87         58
    STATEN ISLAND   NY    10307        .0000       03/29/01
    0249675382                         .0000       05/01/01            00
    0249675382                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4628275                           8.3750        252,000.00        100
    MATTHEWS            ELIZABETH     8.3750        251,843.36         ZZ
                                      8.1250          1,915.39         1
                                       .0000          1,915.39         80
    ARLINGTON       VA    22205        .0000       04/25/01
    0432813905                         .0000       06/01/01            00
    1130001581                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    S27/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4630027                           8.0000        332,000.00        100
    GWYNN               DAVID         8.0000        331,777.23         ZZ
                                      7.7500          2,436.10         1
                                       .0000          2,436.10         80
    SCOTTSDALE      AZ    85255        .0000       04/19/01
    0432788610                         .0000       06/01/01            00
    112610                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4630256                           7.5000        300,000.00        100
    ROTH                CAROLYN       7.5000        299,553.33         ZZ
                                      7.2500          2,097.64         1
                                       .0000          2,097.64         69
    LOWER MAKEFIEL  PA    19067        .0000       03/15/01
    0417578                            .0000       05/01/01            00
    0417578                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4630279                           8.0000         29,225.00        100
    MESAROS             DONALD        8.0000         29,185.65         ZZ
                                      7.7500            214.44         1
                                       .0000            214.44         56
    KANSAS CITY     KS    66102        .0000       02/26/01
    0437288                            .0000       05/01/01            00
    0437288                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4630295                           7.7500        150,000.00        100
    RICHARDSON          JONATHAN      7.7500        149,787.58         ZZ
                                      7.5000          1,074.62         1
                                       .0000          1,074.62         74
    LOUISE          TX    77637        .0000       03/19/01
    0439320                            .0000       05/01/01            00
    0439320                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4630307                           8.1250        150,000.00        100
    PERRY               NORMAN        8.1250        149,703.62         ZZ
                                      7.8750          1,113.75         1
                                       .0000          1,113.75         47
    READING         MA    01867        .0000       02/28/01
    0440044                            .0000       04/01/01            00
    0440044                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4630326                           8.5000        100,800.00        100
    HINSON              DAVID         8.5000        100,615.52         ZZ
                                      8.2500            775.06         1
                                       .0000            775.06         90
    PHOENIX         AZ    85006        .0000       02/08/01
1


    0440657                            .0000       04/01/01            12
    0440657                            .0000       03/01/31           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4630347                           7.8750        400,000.00        100
    DONOHUE             LAURA         7.8750        399,447.63         ZZ
                                      7.6250          2,900.28         1
                                       .0000          2,900.28         58
    CAMBRIDGE       MA    02138        .0000       03/16/01
    0441382                            .0000       05/01/01            00
    0441382                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4630359                           7.7500        116,100.00        100
    REIDY               RICHARD       7.7500        115,852.59         ZZ
                                      7.5000            831.75         1
                                       .0000            831.75         90
    PHOENIX         AZ    85006        .0000       02/23/01
    0441595                            .0000       04/01/01            12
    0441595                            .0000       03/01/31           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4630362                           8.1250        125,000.00        100
    CONNERTY            GERALD        8.1250        124,835.91         ZZ
1


                                      7.8750            928.12         1
                                       .0000            928.12         53
    MCHENRY         IL    60050        .0000       03/02/01
    0441628                            .0000       05/01/01            00
    0441628                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4630399                           8.2500        144,000.00        100
    EVERHART            JOHN          8.2500        143,908.18         ZZ
                                      8.0000          1,081.82         1
                                       .0000          1,081.82         80
    LARGO           FL    33770        .0000       04/20/01
    0432742963                         .0000       06/01/01            00
    131707                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4630912                           8.2500        165,950.00        100
    SMARTER             KAREN         8.2500        165,844.18         ZZ
                                      8.0000          1,246.73         1
                                       .0000          1,246.73         70
    SEATTLE         WA    98133        .0000       04/13/01
    0432753267                         .0000       06/01/01            00
    6317408                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    967/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4632861                           7.8750        103,900.00        100
    MCDONALD            CARMEN        7.8750        103,828.49         ZZ
                                      7.6250            753.35         1
                                       .0000            753.35         80
    PORTLAND        OR    97206        .0000       04/27/01
    0432800506                         .0000       06/01/01            00
    120345                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4634869                           9.0000         37,710.00        100
    GURGONE             HAROLD        9.0000         37,689.41         ZZ
                                      8.7500            303.42         1
                                       .0000            303.42         90
    MIDLOTHIAN      IL    60445        .0000       04/19/01
    0432744647                         .0000       06/01/01            01
    41856                              .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    S68/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4637529                           7.7500        600,000.00        100
    MAUGH II            THOMAS        7.7500        599,576.53         ZZ
                                      7.5000          4,298.47         1
                                       .0000          4,298.47         80
    LOS ANGELES     CA    90056        .0000       04/24/01
    0432766327                         .0000       06/01/01            00
    11003441                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E23/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4638267                           8.2500         62,700.00        100
    SELING              DAVID         8.2500         62,660.02         ZZ
                                      8.0000            471.04         1
                                       .0000            471.04         95
    MELBOURNE       FL    32935        .0000       04/09/01
    0412443376                         .0000       06/01/01            10
    0412443376                         .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4638621                           7.3750         96,900.00        100
    EVANS               JASON         7.3750         96,826.27         ZZ
                                      7.1250            669.26         1
                                       .0000            669.26         73
    IDAHO FALLS     ID    83404        .0000       04/12/01
    0400411583                         .0000       06/01/01            00
    0400411583                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4638634                           7.3750        302,700.00        100
    WEGLARZ             JAMES         7.3750        302,469.67         ZZ
                                      7.1250          2,090.67         1
                                       .0000          2,090.67         50
    CRESTWOOD       KY    40014        .0000       04/12/01
    0400402947                         .0000       06/01/01            00
    0400402947                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4641011                           8.3750        148,000.00        100
    MAYER               DELORIS       8.3750        147,908.01         ZZ
                                      8.1250          1,124.91         1
                                       .0000          1,124.91         68
    SEATTLE         WA    98106        .0000       04/24/01
    0432795672                         .0000       06/01/01            00
    119088                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4641451                           9.2500         90,000.00        100
    BUTLER              JAMES         9.2500         89,953.34         ZZ
                                      9.0000            740.41         4
                                       .0000            740.41         90
    WASHINGTON      DC    20019        .0000       04/30/01
    0432814036                         .0000       06/01/01            04
    00100007                           .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    P09/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4641934                           8.5000         75,000.00        100
    KOHLER              CARMEN        8.5000         74,954.56         ZZ
                                      8.2500            576.69         1
                                       .0000            576.69         75
    COVENTRY        RI    02816        .0000       04/25/01
    0432750487                         .0000       06/01/01            00
    2001377963                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    H76/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4642580                           8.5000         57,000.00        100
    PUCKHABER           TODD          8.5000         56,965.47         ZZ
                                      8.2500            438.28         1
                                       .0000            438.28         62
    SPICEWOOD       TX    78669        .0000       04/19/01
    0432755312                         .0000       06/01/01            00
    3122789                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4643187                           8.0000        435,000.00        100
    LANDIS              JAMES         8.0000        433,319.68         ZZ
                                      7.7500          3,191.88         1
                                       .0000          3,191.88         75
    DANVILLE        CA    94506        .0000       12/29/00
    0439572509                         .0000       02/01/01            00
    0439572509                         .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4645627                           7.8750        472,000.00        100
    CARDENAS JR.        TEODORO       7.8750        471,675.17         ZZ
                                      7.6250          3,422.33         1
                                       .0000          3,422.33         80
    PALATINE        IL    60074        .0000       04/24/01
1


    0432767143                         .0000       06/01/01            00
    002235729                          .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4647038                           7.5000        245,000.00        100
    DIAZ                BONIFACIO     7.5000        244,818.17         ZZ
                                      7.2500          1,713.08         2
                                       .0000          1,713.08         88
    CHICAGO         IL    60641        .0000       04/10/01
    0412503096                         .0000       06/01/01            04
    0412503096                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4647067                           7.8750        100,050.00        100
    MARTINGANO          ANDREW        7.8750         99,981.15         ZZ
                                      7.6250            725.43         1
                                       .0000            725.43         69
    DUNEDIN         FL    34698        .0000       04/16/01
    0412530990                         .0000       06/01/01            00
    0412530990                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4647180                           7.8750        308,000.00        100
    RAMIREZ             PETE          7.8750        307,113.18         ZZ
1


                                      7.6250          2,233.21         1
                                       .0000          2,233.21         75
    SAN JOSE        CA    95123        .0000       01/05/01
    0439571570                         .0000       03/01/01            00
    0439571570                         .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4647637                           8.2500        584,000.00        100
    FIKE                BETTY         8.2500        583,627.60         ZZ
                                      8.0000          4,387.40         1
                                       .0000          4,387.40         61
    NAGS HEAD       NC    27959        .0000       04/20/01
    18533513                           .0000       06/01/01            00
    18533513                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    561/J95                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4647639                           7.2500        236,000.00        100
    OSBORNE             KATHRYN       7.2500        235,815.89         ZZ
                                      7.0000          1,609.94         1
                                       .0000          1,609.94         80
    CARLSBAD        CA    92009        .0000       04/25/01
    0432779494                         .0000       06/01/01            00
    0000161203                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    700/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4648222                           7.6250        190,000.00        100
    EDENS               MICHAEL       7.6250        189,724.02         ZZ
                                      7.3750          1,344.81         1
                                       .0000          1,344.81         67
    NEW RIVER       AZ    85087        .0000       03/02/01
    4340644                            .0000       05/01/01            00
    4340644                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4649004                           8.8750        151,050.00        100
    JOHNSON             JAMES         8.8750        150,965.72         ZZ
                                      8.6250          1,201.82         4
                                       .0000          1,201.82         95
    SAN BERNARDINO  CA    92410        .0000       04/16/01
    0432799195                         .0000       06/01/01            04
    980101097                          .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    M18/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4649909                           8.1250         67,500.00        100
    BECKER              THOMAS        8.1250         67,455.84         ZZ
                                      7.8750            501.19         4
                                       .0000            501.19         90
    GRAND RAPIDS    MI    49504        .0000       04/26/01
    0432800829                         .0000       06/01/01            10
    200100608                          .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    M96/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4650192                           7.5000        340,000.00        100
    DARKENWALD          SCOTT         7.5000        339,747.67         ZZ
                                      7.2500          2,377.33         1
                                       .0000          2,377.33         80
    BAINBRIDGE ISL  WA    98110        .0000       04/19/01
    0432763043                         .0000       06/01/01            00
    85501210413F                       .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4650422                           8.1250        500,000.00        100
    HIGNITE             DAVID         8.1250        499,672.93         ZZ
                                      7.8750          3,712.49         1
                                       .0000          3,712.49         77
    SCOTTS VALLEY   CA    95066        .0000       04/20/01
    0432767184                         .0000       06/01/01            00
    1R6216                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    R96/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4650740                           8.1250        103,200.00        100
    KARNER              KARL          8.1250        103,132.49         ZZ
                                      7.8750            766.26         1
                                       .0000            766.26         80
    IDAHO SPRINGS   CO    80542        .0000       04/20/01
    968404                             .0000       06/01/01            00
    968404                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4652308                           8.0000        190,000.00        100
    VIELE               LAURA         8.0000        189,872.52         ZZ
                                      7.7500          1,394.15         1
                                       .0000          1,394.15         80
    CLAREMONT       CA    91711        .0000       04/23/01
    0432823284                         .0000       06/01/01            00
    1008986                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652796                           8.2500         76,000.00        100
    KIM                 SUNG          8.2500         75,951.54         ZZ
                                      8.0000            570.96         1
                                       .0000            570.96         60
    LOS ANGELES     CA    90043        .0000       04/24/01
    0432778439                         .0000       06/01/01            00
    2012115                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    975/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4653274                           7.1250        148,000.00        100
    TEKORIUS            DANIUS        7.1250        147,881.65         ZZ
                                      6.8750            997.10         1
                                       .0000            997.10         79
    PORTLAND        OR    97202        .0000       04/23/01
    0432789592                         .0000       06/01/01            00
    116312                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4654567                           9.1250         20,250.00        100
    SMITH               DONALD        9.1250         20,239.22         ZZ
                                      8.8750            164.76         1
                                       .0000            164.76         90
    DAYTON          OH    45406        .0000       04/17/01
    0412501660                         .0000       06/01/01            04
    0412501660                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    4654618                           7.2500        275,000.00        100
    JEANIS              FAYE          7.2500        274,785.48         ZZ
                                      7.0000          1,875.98         2
                                       .0000          1,875.98         50
    SAN JOSE        CA    95126        .0000       04/10/01
    0412543860                         .0000       06/01/01            00
    0412543860                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4655000                           8.2500        136,800.00        100
    HERNANDEZ           DARRELL       8.2500        136,624.92         ZZ
                                      8.0000          1,027.74         3
                                       .0000          1,027.74         90
    DALLAS          TX    75206        .0000       04/05/01
1


    0432741502                         .0000       05/01/01            12
    0450862                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    957/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4656276                           7.1250        439,000.00        100
    MULLER              JAMES         7.1250        438,648.94         ZZ
                                      6.8750          2,957.62         1
                                       .0000          2,957.62         80
    AURORA          CO    80016        .0000       04/23/01
    0432795615                         .0000       06/01/01            00
    115369                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4656719                           7.2500        128,000.00        100
    LOTITO              THOMAS        7.2500        127,900.14         ZZ
                                      7.0000            873.19         1
                                       .0000            873.19         78
    TOWNSHIP OF WA  NJ    07853        .0000       04/25/01
    0432800928                         .0000       06/01/01            00
    0101748                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    F96/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4658548                           7.7500         74,500.00        100
    HOLMQUIST           LINDA         7.7500         74,447.42         ZZ
1


                                      7.5000            533.73         1
                                       .0000            533.73         53
    MIDLAND         TX    79707        .0000       04/02/01
    0432749661                         .0000       06/01/01            00
    2001226818                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U62/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659632                           7.5000        425,400.00        100
    CARR                CHARLES       7.5000        424,766.61         ZZ
                                      7.2500          2,974.46         3
                                       .0000          2,974.46         79
    AUSTIN          TX    78704        .0000       03/16/01
    298748                             .0000       05/01/01            00
    298748                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659634                           7.5000        440,000.00        100
    COWAN               MICHAEL       7.5000        439,344.86         ZZ
                                      7.2500          3,076.55         1
                                       .0000          3,076.55         80
    WASHINGTON      DC    20015        .0000       03/23/01
    310859                             .0000       05/01/01            00
    310859                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4659636                           7.7500        391,500.00        100
    GEORGE              STUART        7.7500        390,945.57         ZZ
                                      7.5000          2,804.76         1
                                       .0000          2,804.76         66
    BLUE BELL       PA    19422        .0000       03/16/01
    276416                             .0000       05/01/01            00
    276416                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659638                           7.3750        134,400.00        100
    HENNESSEY           MICHELLE      7.3750        134,194.83         ZZ
                                      7.1250            928.27         1
                                       .0000            928.27         80
    PORTLAND        OR    97202        .0000       03/22/01
    266867                             .0000       05/01/01            00
    266867                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659640                           7.1250        382,000.00        100
    LOELOFF             FREDRICK      7.1250        381,387.22         ZZ
                                      6.8750          2,573.61         1
                                       .0000          2,573.61         80
    CHATHAM         NJ    07928        .0000       03/22/01
    277307                             .0000       05/01/01            00
    277307                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659641                           8.5000         96,800.00        100
    MAVITY              NANCY         8.5000         96,257.01         ZZ
                                      7.6250            744.31         1
                                       .0000            744.31         80
    LOVELAND        OH    45140        .0000       08/30/00
    91224                              .0000       10/01/00            00
    91224                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4659643                           7.6250        102,400.00        100
    MCCARTY             TRACY         7.6250        102,251.29         ZZ
                                      7.3750            724.79         1
                                       .0000            724.79         80
    PLEASANT VALLE  MO    64110        .0000       03/21/01
    303581                             .0000       05/01/01            00
    303581                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659644                           7.5000        380,000.00        100
    MCQUHAE             DANIEL        7.5000        379,434.20         ZZ
                                      7.2500          2,657.02         1
                                       .0000          2,657.02         80
    GARLAND         TX    75044        .0000       03/26/01
    308002                             .0000       05/01/01            00
    308002                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4659646                           7.8750        370,000.00        100
    MIKOLIC             MATTHEW       7.8750        368,985.78         ZZ
                                      7.6250          2,682.76         1
                                       .0000          2,682.76         62
    NEW BERLIN      WI    53146        .0000       03/06/01
    226382                             .0000       05/01/01            00
    226382                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659647                           7.7500        328,000.00        100
    MLOTKIEWICZ         DAVID         7.7500        327,535.49         ZZ
                                      7.5000          2,349.84         1
                                       .0000          2,349.84         77
    TOMS RIVER      NJ    08755        .0000       03/16/01
    96898                              .0000       05/01/01            00
    96898                              .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659649                           7.3750        412,000.00        100
    PEEL                ROBERT        7.3750        411,371.07         ZZ
                                      7.1250          2,845.59         1
                                       .0000          2,845.59         80
    RALEIGH         NC    27608        .0000       03/19/01
    279974                             .0000       05/01/01            00
    279974                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659650                           7.8750        390,000.00        100
    SEXTON              PATRICIA      7.8750        389,461.23         ZZ
                                      7.6250          2,827.78         1
                                       .0000          2,827.78         68
    LIVERMORE       CA    94550        .0000       03/09/01
    101022                             .0000       05/01/01            00
    101022                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659653                           7.5000        210,700.00        100
    STEWART             WILLIAM       7.5000        210,386.28         ZZ
                                      7.2500          1,473.25         1
                                       .0000          1,473.25         70
    FARMINGTON HIL  MI    48331        .0000       03/13/01
    265821                             .0000       05/01/01            00
    265821                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659654                           7.7500        383,000.00        100
    SUPPLEE             ROBERT        7.7500        382,457.62         ZZ
                                      7.5000          2,743.86         1
                                       .0000          2,743.86         80
    LEES SUMMIT     MO    64064        .0000       03/14/01
1


    232584                             .0000       05/01/01            00
    232584                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659656                           7.5000         96,800.00        100
    WILKERSON           NANCY         7.5000         96,655.87         ZZ
                                      7.2500            676.84         1
                                       .0000            676.84         77
    ATOKA           TN    38004        .0000       03/19/01
    244104                             .0000       05/01/01            00
    244104                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659657                           7.8750         58,400.00        100
    CHEIKY              CRAIG         7.8750         58,319.36         ZZ
                                      7.6250            423.44         1
                                       .0000            423.44         80
    JACKSONVILLE    FL    32257        .0000       03/23/01
    9801528                            .0000       05/01/01            00
    9801528                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4659659                           7.6250        415,000.00        100
    GILLIE              ELLEN         7.6250        414,397.37         ZZ
1


                                      7.3750          2,937.34         1
                                       .0000          2,937.34         67
    LA JOLLA        CA    92037        .0000       03/08/01
    9818110                            .0000       05/01/01            00
    9818110                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659660                           7.7500        345,000.00        100
    GOTTESMAN           MARGO         7.7500        344,511.43         ZZ
                                      7.5000          2,471.62         1
                                       .0000          2,471.62         75
    KENSINGTON      MD    20895        .0000       03/20/01
    9954092                            .0000       05/01/01            00
    9954092                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659662                           7.2500        649,000.00        100
    HILDENBRAND         ROBERT        7.2500        647,887.45         ZZ
                                      7.0000          4,427.32         1
                                       .0000          4,427.32         78
    DUBLIN          CA    94568        .0000       03/12/01
    9814524                            .0000       05/01/01            00
    9814524                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4659663                           7.6250        575,000.00        100
    HUGHES              MICHAEL       7.6250        574,165.03         ZZ
                                      7.3750          4,069.81         1
                                       .0000          4,069.81         72
    ALAMO           CA    94507        .0000       03/14/01
    9811256                            .0000       05/01/01            00
    9811256                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659666                           7.5000        596,000.00        100
    KENNEDY             KAREN         7.5000        595,112.60         ZZ
                                      7.2500          4,167.32         1
                                       .0000          4,167.32         80
    CAVE CREEK      AZ    85331        .0000       03/13/01
    9818309                            .0000       05/01/01            00
    9818309                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4659667                           7.8750        391,000.00        100
    LO                  STEPHEN       7.8750        390,294.01         ZZ
                                      7.6250          2,835.02         1
                                       .0000          2,835.02         80
    FREMONT         CA    94555        .0000       03/13/01
    9809050                            .0000       05/01/01            00
    9809050                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4659669                           7.2500        408,000.00        100
    NNAM                DELORES       7.2500        407,361.52         ZZ
                                      7.0000          2,783.28         1
                                       .0000          2,783.28         80
    HAYWARD         CA    94542        .0000       03/12/01
    9808576                            .0000       05/01/01            00
    9808576                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659670                           7.3750        540,000.00        100
    OLSEN               MARK          7.3750        539,175.67         ZZ
                                      7.1250          3,729.65         1
                                       .0000          3,729.65         69
    SAN DIEGO       CA    92130        .0000       03/02/01
    9807546                            .0000       05/01/01            00
    9807546                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4659672                           7.2500        358,000.00        100
    PIRTLE              PAMELA        7.2500        357,439.77         ZZ
                                      7.0000          2,442.19         1
                                       .0000          2,442.19         60
    HOLLISTER       CA    95023        .0000       03/16/01
    9820785                            .0000       05/01/01            00
    9820785                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659673                           7.8750        320,000.00        100
    RILEY               RANDALL       7.8750        319,356.80         ZZ
                                      7.6250          2,320.22         1
                                       .0000          2,320.22         80
    CONCORD         CA    94518        .0000       03/09/01
    9814571                            .0000       05/01/01            00
    9814571                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659676                           7.8750        384,000.00        100
    STELLJES            MARK          7.8750        383,469.73         ZZ
                                      7.6250          2,784.27         1
                                       .0000          2,784.27         77
    MARTINEZ        CA    94553        .0000       03/07/01
    9807686                            .0000       05/01/01            00
    9807686                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4659677                           7.7500        160,500.00        100
    STREY               DIANE         7.7500        160,272.71         ZZ
                                      7.5000          1,149.84         1
                                       .0000          1,149.84         70
    CARLSBAD        CA    92009        .0000       03/14/01
    9819342                            .0000       05/01/01            00
    9819342                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4659679                           7.3750        382,000.00        100
    TSAPOUKLIS          GEORGIOS      7.3750        381,416.87         ZZ
                                      7.1250          2,638.38         1
                                       .0000          2,638.38         80
    CONCORD         CA    94518        .0000       03/09/01
    9805030                            .0000       05/01/01            00
    9805030                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4659680                           7.3750        316,000.00        100
    WHITE               RICHARD       7.3750        315,517.63         ZZ
                                      7.1250          2,182.53         1
                                       .0000          2,182.53         80
    OXNARD          CA    93030        .0000       03/22/01
    9821197                            .0000       05/01/01            00
    9821197                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4661117                           7.7500        210,000.00        100
    FLORES              EDUARDO       7.7500        209,851.78         ZZ
                                      7.5000          1,504.47         1
                                       .0000          1,504.47         80
    SANTA ANA       CA    92706        .0000       04/10/01
1


    0432755361                         .0000       06/01/01            00
    980101161                          .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    M18/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4661243                           7.5000        392,700.00        100
    STAPLETON           ROBERT        7.5000        392,408.56         ZZ
                                      7.2500          2,745.82         1
                                       .0000          2,745.82         76
    WEST LINN       OR    97068        .0000       04/24/01
    0432791341                         .0000       06/01/01            00
    3128237                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4662299                           7.5000        205,000.00        100
    KRAUSE              MELODY        7.5000        204,847.86         ZZ
                                      7.2500          1,433.39         1
                                       .0000          1,433.39         70
    WOODLAND PARK   CO    80863        .0000       04/13/01
    0412536922                         .0000       06/01/01            00
    0412536922                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4662491                           7.5000        400,000.00        100
    ASHRAFI             PERRY         7.5000        399,703.14         ZZ
1


                                      7.2500          2,796.86         1
                                       .0000          2,796.86         80
    CHARLOTTE       NC    28277        .0000       04/05/01
    0432746071                         .0000       06/01/01            00
    0201103681                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    026/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4662606                           8.5000         59,850.00        100
    GARZIA              RONALD        8.5000         59,777.22         ZZ
                                      8.2500            460.20         4
                                       .0000            460.20         90
    COHOES          NY    12047        .0000       03/29/01
    0432738961                         .0000       05/01/01            10
    01001926                           .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    P01/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4666055                           7.3750        120,000.00        100
    FLETCHER            MICHAEL       7.3750        119,908.69         ZZ
                                      7.1250            828.81         1
                                       .0000            828.81         79
    LIMA            OH    45801        .0000       04/25/01
    0432787539                         .0000       06/01/01            00
    2001242777                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U62/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4667182                           8.2500        340,000.00        100
    HEATON              RANDALL       8.2500        339,783.19         ZZ
                                      8.0000          2,554.31         1
                                       .0000          2,554.31         80
    PROVO           UT    84604        .0000       04/11/01
    0432748655                         .0000       06/01/01            00
    0454008                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    L16/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667201                           7.3750        458,400.00        100
    KREITLER            JOHN          7.3750        458,051.20         ZZ
                                      7.1250          3,166.05         1
                                       .0000          3,166.05         80
    LOS ANGELES     CA    91607        .0000       04/13/01
    0432761468                         .0000       06/01/01            00
    2111659                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    B57/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667481                           8.0000         42,300.00        100
    ALVEZ               GONZALO       8.0000         42,243.03         ZZ
                                      7.7500            310.39         1
                                       .0000            310.39         90
    ORANGE          NJ    07052        .0000       03/16/01
    253546                             .0000       05/01/01            11
    253546                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4667483                           9.0000         55,800.00        100
    ASANIN              NEBOJSA       9.0000         55,738.81         ZZ
                                      8.7500            448.98         2
                                       .0000            448.98         90
    KENOSHA         WI    53143        .0000       03/13/01
    259268                             .0000       05/01/01            12
    259268                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667486                           8.7500        144,000.00        100
    BADRAN              AMRO          8.7500        143,751.40         ZZ
                                      8.5000          1,132.85         2
                                       .0000          1,132.85         90
    NEW BRUNSWICK   NJ    08901        .0000       03/22/01
    178831                             .0000       05/01/01            11
    178831                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667487                           8.0000        175,000.00        100
    BANAS               FREDERICK     8.0000        174,764.37         ZZ
                                      7.7500          1,284.09         1
                                       .0000          1,284.09         56
    HARRINGTON PAR  NJ    07640        .0000       03/09/01
    253394                             .0000       05/01/01            00
    253394                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667489                           8.2500         67,150.00        100
    BECKETT III         FREDERICK     8.2500         67,064.06         ZZ
                                      8.0000            504.48         1
                                       .0000            504.48         85
    NORTH WALES     PA    19454        .0000       03/20/01
    171628                             .0000       05/01/01            11
    171628                             .0000       04/01/31           12
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4667490                           8.2500         67,150.00        100
    BECKETT III         FREDERICK     8.2500         67,064.06         ZZ
                                      8.0000            504.48         1
                                       .0000            504.48         85
    NORTH WALES     PA    19454        .0000       03/20/01
    171630                             .0000       05/01/01            11
    171630                             .0000       04/01/31           12
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4667493                           8.1250        261,000.00        100
    CARLSON             BRAD          8.1250        260,657.38         ZZ
                                      7.8750          1,937.92         1
                                       .0000          1,937.92         90
    ARGYLE          IL    61011        .0000       03/21/01
    293998                             .0000       05/01/01            10
    293998                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667494                           8.8750         22,050.00        100
    CASS                JAMES         8.8750         22,025.19         ZZ
                                      8.6250            175.44         1
                                       .0000            175.44         90
    DAYTON          OH    45406        .0000       03/15/01
    293112                             .0000       05/01/01            10
    293112                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667495                           7.5000         80,175.00        100
    CHAIMOV             NASIM         7.5000         80,055.61         ZZ
                                      7.2500            560.60         1
                                       .0000            560.60         75
    NORCROSS        GA    30092        .0000       03/26/01
    295863                             .0000       05/01/01            00
    295863                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    4667496                           8.7500        141,700.00        100
    CHISHOLM            ERNEST        8.7500        141,536.34         ZZ
                                      8.5000          1,114.76         4
                                       .0000          1,114.76         65
    MEDFORD         OR    97504        .0000       03/26/01
1


    266627                             .0000       05/01/01            00
    266627                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667497                           8.2500        233,750.00        100
    CHOLKA              BRIAN         8.2500        233,450.86         ZZ
                                      8.0000          1,756.09         4
                                       .0000          1,756.09         85
    MUSKEGO         WI    53150        .0000       03/09/01
    234114                             .0000       05/01/01            10
    234114                             .0000       04/01/31           12
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667500                           8.2500         55,700.00        100
    COLEMAN             ALLEN         8.2500         55,628.71         ZZ
                                      8.0000            418.46         2
                                       .0000            418.46         90
    DAYTON          OH    45405        .0000       03/28/01
    310904                             .0000       05/01/01            10
    310904                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667502                           7.5000        100,550.00        100
    CROSS               STEVEN        7.5000        100,400.29         ZZ
1


                                      7.2500            703.06         1
                                       .0000            703.06         90
    MESA            AZ    85208        .0000       03/19/01
    295938                             .0000       05/01/01            12
    295938                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4667503                           8.7500        128,000.00        100
    CUMMINS             DAVID         8.7500        127,549.99         ZZ
                                      8.5000          1,006.98         1
                                       .0000          1,006.98         79
    WAYNESVILLE     OH    45068        .0000       11/10/00
    186001                             .0000       01/01/01            00
    186001                             .0000       12/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667505                           8.5000        107,900.00        100
    DIAZ                ROLANDO       8.5000        107,768.80         ZZ
                                      8.2500            829.66         4
                                       .0000            829.66         90
    UNION CITY      NJ    07087        .0000       03/12/01
    287960                             .0000       05/01/01            04
    287960                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4667506                           8.1250         50,400.00        100
    DIAZ                REINALDO      8.1250         50,333.84         ZZ
                                      7.8750            374.22         2
                                       .0000            374.22         90
    NEWBURGH        NY    12550        .0000       03/15/01
    9423609                            .0000       05/01/01            11
    9423609                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667508                           8.1250        440,000.00        100
    DOHRMAN             HENRY         8.1250        439,422.41         ZZ
                                      7.8750          3,266.99         1
                                       .0000          3,266.99         78
    SCOTTSDALE      AZ    85255        .0000       03/14/01
    312373                             .0000       05/01/01            00
    312373                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667509                           8.7500        230,000.00        100
    DURO                VISIL         8.7500        229,734.36         ZZ
                                      8.5000          1,809.42         2
                                       .0000          1,809.42         80
    CHICAGO         IL    60625        .0000       03/16/01
    233570                             .0000       05/01/01            00
    233570                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667511                           8.6250        103,500.00        100
    FLORES              OSCAR         8.6250        103,377.34         ZZ
                                      8.3750            805.02         1
                                       .0000            805.02         80
    NEW BRUNSWICK   NJ    08901        .0000       03/15/01
    253403                             .0000       05/01/01            00
    253403                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667512                           7.7500         54,000.00        100
    FRANKL              GEORGE        7.7500         53,892.40         ZZ
                                      7.5000            386.87         1
                                       .0000            386.87         90
    INDIANAPOLIS    IN    46226        .0000       03/16/01
    301326                             .0000       05/01/01            11
    301326                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667514                           8.1250         85,500.00        100
    GAJ                 LAWRENCE      8.1250         85,387.76         ZZ
                                      7.8750            634.84         1
                                       .0000            634.84         90
    GARFIELD HTS    OH    44125        .0000       03/26/01
    292869                             .0000       05/01/01            10
    292869                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667515                           8.3750        153,000.00        100
    GALLEGOS JR         HERNANDO      8.3750        152,809.12         ZZ
                                      8.1250          1,162.92         2
                                       .0000          1,162.92         90
    PLYMOUTH        MA    02360        .0000       03/21/01
    274561                             .0000       05/01/01            11
    274561                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667517                           8.2500        409,500.00        100
    GOMBARCIK           PARISA        8.2500        408,975.95         ZZ
                                      8.0000          3,076.44         1
                                       .0000          3,076.44         90
    CORTLAND        OH    44410        .0000       03/21/01
    268769                             .0000       05/01/01            12
    268769                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667518                           7.6250        123,375.00        100
    GOULD               DEVIN         7.6250        123,194.91         ZZ
                                      7.3750            873.25         1
                                       .0000            873.25         89
    VANCOUVER       WA    98661        .0000       03/14/01
    266761                             .0000       05/01/01            12
    266761                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667520                           8.6250         77,900.00        100
    GUINS               JERROLL       8.6250         77,807.69         ZZ
                                      8.3750            605.90         1
                                       .0000            605.90         95
    LANDOVER        MD    20785        .0000       03/14/01
    263119                             .0000       05/01/01            12
    263119                             .0000       04/01/31           30
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667521                           7.7500         62,000.00        100
    HARRIS              CLARA         7.7500         61,912.19         ZZ
                                      7.5000            444.18         1
                                       .0000            444.18         54
    NORFOLK         VA    23504        .0000       03/22/01
    298207                             .0000       05/01/01            00
    298207                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667523                           8.1250        114,750.00        100
    HERMAN              JAMES         8.1250        114,599.35         ZZ
                                      7.8750            852.02         1
                                       .0000            852.02         75
    PORTLAND        OR    97236        .0000       03/22/01
1


    266863                             .0000       05/01/01            00
    266863                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667524                           8.1250         78,000.00        100
    HERMAN              JAMES         8.1250         77,897.60         ZZ
                                      7.8750            579.15         1
                                       .0000            579.15         75
    PORTLAND        OR    97206        .0000       03/22/01
    266864                             .0000       05/01/01            00
    266864                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667525                           7.7500        108,000.00        100
    HOFF                CONNIE        7.7500        107,847.05         ZZ
                                      7.5000            773.73         1
                                       .0000            773.73         80
    EUGENE          OR    97404        .0000       03/21/01
    266552                             .0000       05/01/01            00
    266552                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667527                           7.5000         85,000.00        100
    HU                  PAUL          7.5000         84,873.43         ZZ
1


                                      7.2500            594.34         1
                                       .0000            594.34         80
    NORCROSS        GA    30092        .0000       03/21/01
    294910                             .0000       05/01/01            00
    294910                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667529                           9.0000         96,300.00        100
    JENNINGS            JAMES         9.0000         96,194.40         ZZ
                                      8.7500            774.86         3
                                       .0000            774.86         90
    BARBERTON       OH    44203        .0000       03/22/01
    233608                             .0000       05/01/01            10
    233608                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667532                           7.8750         92,000.00        100
    KIRKLAND III        RANDEL        7.8750         91,800.67         ZZ
                                      7.6250            667.07         1
                                       .0000            667.07         80
    BOSSIER CITY    LA    71112        .0000       02/05/01
    237384                             .0000       04/01/01            00
    237384                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4667533                           8.1250         88,000.00        100
    LACORTE             THOMAS        8.1250         87,884.47         ZZ
                                      7.8750            653.40         1
                                       .0000            653.40         80
    PHILADELPHIA    PA    19128        .0000       03/16/01
    171632                             .0000       05/01/01            00
    171632                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667535                           8.0000         92,000.00        100
    LIGHTLE             MATTHEW       8.0000         91,876.11         ZZ
                                      7.7500            675.07         1
                                       .0000            675.07         80
    TROY            OH    45373        .0000       03/20/01
    298505                             .0000       05/01/01            00
    298505                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667536                           8.0000        110,125.00        100
    LOPES               SANDRA        8.0000        109,976.72         ZZ
                                      7.7500            808.06         3
                                       .0000            808.06         90
    NEW BEDFORD     MA    02740        .0000       03/14/01
    203440                             .0000       05/01/01            11
    203440                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667544                           8.7500         85,005.00        100
    MORGAN              TODD          8.7500         84,896.99         ZZ
                                      8.5000            668.74         4
                                       .0000            668.74         90
    ST LOUIS        MO    63116        .0000       03/15/01
    270954                             .0000       05/01/01            11
    270954                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667547                           8.0000        106,000.00        100
    NGUYEN              LIEU          8.0000        105,857.26         ZZ
                                      7.7500            777.80         1
                                       .0000            777.80         80
    TAYLORS         SC    29687        .0000       03/19/01
    115859                             .0000       05/01/01            00
    115859                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667548                           7.2500         89,550.00        100
    NOFAL               CHARLES       7.2500         89,379.13         ZZ
                                      7.0000            610.89         1
                                       .0000            610.89         80
    BEAVERTON       OR    97005        .0000       03/17/01
    266718                             .0000       05/01/01            00
    266718                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667550                           7.8750        134,100.00        100
    POLICE              SUSAN         7.8750        133,913.99         ZZ
                                      7.6250            972.32         1
                                       .0000            972.32         90
    FRISCO          TX    75035        .0000       03/23/01
    306872                             .0000       05/01/01            10
    306872                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667551                           7.5000        166,500.00        100
    RAMIREZ             RUBEN         7.5000        166,252.08         ZZ
                                      7.2500          1,164.20         4
                                       .0000          1,164.20         90
    HUNTINGTON PAR  CA    90255        .0000       03/15/01
    298969                             .0000       05/01/01            11
    298969                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667553                           8.6250         97,500.00        100
    REICHWEIN           LINDA         8.6250         97,384.45         ZZ
                                      8.3750            758.35         1
                                       .0000            758.35         74
    MEDFORD         OR    97501        .0000       03/30/01
    266397                             .0000       05/01/01            00
    266397                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667554                           8.0000        179,200.00        100
    RIORDAN             JOSEPH        8.0000        178,958.72         ZZ
                                      7.7500          1,314.91         4
                                       .0000          1,314.91         80
    BELMAR          NJ    07719        .0000       03/16/01
    149621                             .0000       05/01/01            00
    149621                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667557                           8.5000        124,000.00        100
    SCAGLIONE           CARMEN        8.5000        123,849.21         ZZ
                                      8.2500            953.46         2
                                       .0000            953.46         80
    HAVERSTRAW      NY    10927        .0000       03/28/01
    253402                             .0000       05/01/01            00
    253402                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667558                           7.8750         74,400.00        100
    SHAW                LENORA        7.8750         74,297.24         ZZ
                                      7.6250            539.46         1
                                       .0000            539.46         80
    KANSAS CITY     MO    64138        .0000       03/20/01
1


    237718                             .0000       05/01/01            00
    237718                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667559                           8.8750         47,250.00        100
    SOLORZANO           ELMER         8.8750         47,196.81         ZZ
                                      8.6250            375.95         2
                                       .0000            375.95         90
    NEWARK          NJ    07103        .0000       03/12/01
    98105                              .0000       05/01/01            11
    98105                              .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667560                           8.5000        109,500.00        100
    TALAGA              JOSEPH        8.5000        109,366.84         ZZ
                                      8.2500            841.97         1
                                       .0000            841.97         75
    ORLANDO         FL    32803        .0000       03/28/01
    215962                             .0000       05/01/01            00
    215962                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667561                           8.2500         99,600.00        100
    TAYLOR              ROBERT        8.2500         99,472.52         ZZ
1


                                      8.0000            748.27         1
                                       .0000            748.27         90
    OCEAN           NJ    07712        .0000       03/12/01
    97379                              .0000       05/01/01            11
    97379                              .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667564                           7.8750        197,000.00        100
    THOMAS              KRISTINE      7.8750        196,727.95         ZZ
                                      7.6250          1,428.39         1
                                       .0000          1,428.39         77
    BROOKFIELD      WI    53045        .0000       03/28/01
    260080                             .0000       05/01/01            00
    260080                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667566                           8.2500        196,200.00        100
    TRAINOR             RONALD        8.2500        195,874.71         ZZ
                                      8.0000          1,473.99         4
                                       .0000          1,473.99         90
    PHOENIX         AZ    85051        .0000       03/14/01
    312439                             .0000       05/01/01            12
    312439                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000
1




    4667567                           8.8750        128,000.00        100
    TRAMS               IGOR          8.8750        127,635.84         ZZ
                                      8.6250          1,018.43         4
                                       .0000          1,018.43         56
    UNIVERSITY CIT  MO    63130        .0000       12/29/00
    236546                             .0000       02/01/01            00
    236546                             .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667569                           7.7500         57,400.00        100
    VOGEL               MICHAEL       7.7500         57,318.70         ZZ
                                      7.5000            411.23         2
                                       .0000            411.23         70
    WEST CARROLLTO  OH    45449        .0000       03/23/01
    9650610                            .0000       05/01/01            00
    9650610                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667570                           7.8750        407,200.00        100
    VOILLEQUE           JEAN-PAUL     7.8750        406,637.68         ZZ
                                      7.6250          2,952.49         1
                                       .0000          2,952.49         80
    EUGENE          OR    97408        .0000       03/09/01
    266757                             .0000       05/01/01            00
    266757                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667572                           8.0000        150,000.00        100
    WIESEMANN           DAVID         8.0000        149,795.05         ZZ
                                      7.7500          1,100.65         1
                                       .0000          1,100.65         79
    BLUE SPRINGS    MO    64015        .0000       03/27/01
    272345                             .0000       05/01/01            00
    272345                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667573                           8.2500         78,840.00        100
    WILSON              LIVINGSTO     8.2500         78,709.29         ZZ
                                      8.0000            592.30         4
                                       .0000            592.30         90
    LAUDERDALE LAK  FL    33309        .0000       03/14/01
    296984                             .0000       05/01/01            11
    296984                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667575                           7.5000         72,900.00        100
    DUNN                DAVID         7.5000         72,791.46         ZZ
                                      7.2500            509.73         1
                                       .0000            509.73         90
    BLOOMINGTON     IL    61701        .0000       03/21/01
    323963                             .0000       05/01/01            10
    323963                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667576                           7.5000         80,000.00        100
    YAKUBOV             SOSAN         7.5000         79,880.87         ZZ
                                      7.2500            559.38         1
                                       .0000            559.38         75
    NORCROSS        GA    30092        .0000       03/26/01
    295293                             .0000       05/01/01            00
    295293                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    4667577                           8.0000         96,650.00        100
    ZAYCHIK             ELEONORA      8.0000         96,519.85         ZZ
                                      7.7500            709.19         1
                                       .0000            709.19         90
    NORCROSS        GA    30092        .0000       03/16/01
    295660                             .0000       05/01/01            12
    295660                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667581                           8.5000        424,000.00        100
    ADHIYA              MANISH        8.5000        423,483.65         ZZ
                                      8.2500          3,260.19         2
                                       .0000          3,260.19         80
    CARLSBAD        CA    92009        .0000       03/15/01
    9812144                            .0000       05/01/01            00
    9812144                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667582                           7.7500        198,000.00        100
    AGUILAR             DENNIS        7.7500        197,719.60         ZZ
                                      7.5000          1,418.50         1
                                       .0000          1,418.50         90
    ANTIOCH         CA    94509        .0000       03/09/01
    9805325                            .0000       05/01/01            10
    9805325                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667584                           7.6250        166,300.00        100
    ARMIJO              TERESA        7.6250        166,058.51         ZZ
                                      7.3750          1,177.06         1
                                       .0000          1,177.06         90
    SAN RAFAEL      CA    94901        .0000       03/19/01
    9819829                            .0000       05/01/01            10
    9819829                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4667585                           7.8750        456,000.00        100
    AVAKIAN             LEON          7.8750        455,370.30         ZZ
                                      7.6250          3,306.32         1
                                       .0000          3,306.32         80
    GLENDALE        CA    91208        .0000       03/08/01
1


    9814388                            .0000       05/01/01            00
    9814388                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667587                           8.3750        140,000.00        100
    BEDOLLA             DAVID         8.3750        139,733.73         ZZ
                                      8.1250          1,064.10         1
                                       .0000          1,064.10         80
    NEWMAN          CA    95360        .0000       02/28/01
    9813483                            .0000       04/01/01            00
    9813483                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667588                           8.7500        160,000.00        100
    BERGHEIM            FRED          8.7500        159,815.23         ZZ
                                      8.5000          1,258.72         1
                                       .0000          1,258.72         80
    OAKLAND         MD    21550        .0000       03/20/01
    9794376                            .0000       05/01/01            00
    9794376                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667590                           7.5000        109,800.00        100
    BRODIS              HARVEY        7.5000        109,632.26         ZZ
1


                                      7.2500            767.74         1
                                       .0000            767.74         90
    COLLEGE PARK    GA    30349        .0000       03/26/01
    9823398                            .0000       05/01/01            14
    9823398                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667591                           8.3750         40,050.00        100
    CARPENTER           JEFFREY       8.3750         40,000.04         T
                                      8.1250            304.41         1
                                       .0000            304.41         90
    VIRGINIA BEACH  VA    23451        .0000       03/28/01
    9812215                            .0000       05/01/01            14
    9812215                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4667593                           8.6250        399,600.00        100
    DANCE               GREGORY       8.6250        399,126.46         ZZ
                                      8.3750          3,108.05         1
                                       .0000          3,108.05         80
    CARLSBAD        CA    92008        .0000       03/27/01
    9954871                            .0000       05/01/01            00
    9954871                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4667594                           8.7500        206,000.00        100
    DOTSENKO            SERGEY        8.7500        205,762.10         ZZ
                                      8.5000          1,620.60         1
                                       .0000          1,620.60         57
    CHICAGO         IL    60606        .0000       03/27/01
    9817391                            .0000       05/01/01            00
    9817391                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           06             0           00/00/00
                                        N             .0000


    4667596                           8.7500        296,000.00        100
    FLAHERTY            KENNETH       8.7500        295,485.37         ZZ
                                      8.5000          2,328.63         1
                                       .0000          2,328.63         90
    LAKESIDE        CA    92040        .0000       02/28/01
    9803975                            .0000       04/01/01            10
    9803975                            .0000       03/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667597                           8.7500        164,700.00        100
    FRASSICA            JEANNE        8.7500        164,509.79         ZZ
                                      8.5000          1,295.70         3
                                       .0000          1,295.70         90
    LYNN            MA    01902        .0000       03/08/01
    9806492                            .0000       05/01/01            14
    9806492                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667600                           7.8750        246,000.00        100
    HANSON              DOUGLAS       7.8750        245,660.30         ZZ
                                      7.6250          1,783.67         1
                                       .0000          1,783.67         90
    POULSBO         WA    98370        .0000       03/20/01
    9815190                            .0000       05/01/01            14
    9815190                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667602                           7.7500         84,000.00        100
    HATCHER             TERENCE       7.7500         83,881.04         ZZ
                                      7.5000            601.79         1
                                       .0000            601.79         80
    RIVERDALE       GA    30296        .0000       03/26/01
    9827091                            .0000       05/01/01            00
    9827091                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667603                           7.5000        225,900.00        100
    HED                 STEVEN        7.5000        224,295.56         ZZ
                                      7.2500          1,579.53         1
                                       .0000          1,579.53         65
    NORTH OAKS      MN    55127        .0000       03/21/01
    9817217                            .0000       05/01/01            00
    9817217                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667605                           8.1250         49,875.00        100
    HURD                KIMBERLY      8.1250         49,809.53         ZZ
                                      7.8750            370.32         1
                                       .0000            370.32         75
    ROCKFORD        IL    61104        .0000       03/29/01
    9824848                            .0000       05/01/01            00
    9824848                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667606                           8.6250        368,750.00        100
    KOKA                VENKAT        8.6250        360,857.38         ZZ
                                      8.3750          2,868.10         1
                                       .0000          2,868.10         50
    PLEASANTON      CA    94566        .0000       03/12/01
    9810662                            .0000       05/01/01            00
    9810662                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667607                           8.0000        274,950.00        100
    KONRAD              LESLIE        8.0000        274,392.83         ZZ
                                      7.7500          2,017.49         1
                                       .0000          2,017.49         52
    ST. HELENA      CA    94574        .0000       02/20/01
    9809524                            .0000       04/01/01            00
    9809524                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667608                           8.8750        465,000.00        100
    LEE                 KYU           8.8750        464,476.69         ZZ
                                      8.6250          3,699.75         1
                                       .0000          3,699.75         73
    TORRANCE        CA    90503        .0000       03/20/01
    9819728                            .0000       05/01/01            00
    9819728                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667609                           7.8750        360,000.00        100
    MACASIEB            GUILLERMO     7.8750        359,502.87         ZZ
                                      7.6250          2,610.25         1
                                       .0000          2,610.25         76
    DALY CITY       CA    94014        .0000       03/05/01
    9811420                            .0000       05/01/01            00
    9811420                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667611                           7.8750        199,600.00        100
    MARCIANTE           MARISA        7.8750        199,324.37         ZZ
                                      7.6250          1,447.24         1
                                       .0000          1,447.24         88
    GILBERTSVILLE   PA    19525        .0000       03/26/01
1


    9815009                            .0000       05/01/01            12
    9815009                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667612                           7.5000        380,000.00        100
    MASCHAL             ROBERT        7.5000        379,432.40         ZZ
                                      7.2500          2,657.02         1
                                       .0000          2,657.02         80
    NAPA            CA    94558        .0000       03/12/01
    9815087                            .0000       05/01/01            00
    9815087                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667613                           8.3750         79,345.00        100
    MAXFIELD            MICHAEL       8.3750         79,246.02         ZZ
                                      8.1250            603.08         1
                                       .0000            603.08         71
    BILLINGS        MT    59106        .0000       03/27/01
    9825700                            .0000       05/01/01            00
    9825700                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667614                           8.3750        288,000.00        100
    MERRILL             MICHAEL       8.3750        287,459.21         ZZ
1


                                      8.1250          2,189.01         1
                                       .0000          2,189.01         80
    VANCOUVER       WA    98686        .0000       02/27/01
    9810108                            .0000       04/01/01            00
    9810108                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667615                           7.8750        139,200.00        100
    MILLER              CECIL         7.8750        139,007.77         ZZ
                                      7.6250          1,009.30         2
                                       .0000          1,009.30         70
    SONORA          CA    95370        .0000       03/07/01
    9812231                            .0000       05/01/01            00
    9812231                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667617                           7.8750        135,600.00        100
    NELSON              DAYTON        7.8750        135,318.22         ZZ
                                      7.6250            983.19         1
                                       .0000            983.19         80
    BLOOMINGTON     MN    55431        .0000       03/02/01
    9804519                            .0000       04/01/01            00
    9804519                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4667618                           7.7500        121,500.00        100
    ORMENO              WALTER        7.7500        121,327.94         ZZ
                                      7.5000            870.44         1
                                       .0000            870.44         90
    PALMDALE        CA    93550        .0000       03/19/01
    9955127                            .0000       05/01/01            01
    9955127                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667620                           7.5000        360,000.00        100
    PEDROZA             MOISES        7.5000        359,463.99         ZZ
                                      7.2500          2,517.17         1
                                       .0000          2,517.17         80
    GOLETA          CA    93117        .0000       03/28/01
    9806137                            .0000       05/01/01            00
    9806137                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667621                           8.2500        152,000.00        100
    PERRY               JEAN          8.2500        151,805.47         ZZ
                                      8.0000          1,141.93         1
                                       .0000          1,141.93         80
    WHEATON         IL    60187        .0000       03/14/01
    9788144                            .0000       05/01/01            00
    9788144                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667623                           7.7500        237,750.00        100
    PIRTLE              PAMELA        7.7500        237,413.32         ZZ
                                      7.5000          1,703.27         1
                                       .0000          1,703.27         75
    HOLLISTER       CA    95023        .0000       03/19/01
    9821322                            .0000       05/01/01            00
    9821322                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667624                           8.2500        238,050.00        100
    RAMIREZ             CARLOS        8.2500        237,745.36         ZZ
                                      8.0000          1,788.39         4
                                       .0000          1,788.39         90
    PROVO           UT    84601        .0000       03/22/01
    9824607                            .0000       05/01/01            11
    9824607                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667626                           8.7500         96,000.00        100
    ROGERS              JULIE         8.7500         95,833.10         ZZ
                                      8.5000            755.23         1
                                       .0000            755.23         80
    MIAMI BEACH     FL    33140        .0000       02/23/01
    9808201                            .0000       04/01/01            00
    9808201                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4667627                           8.0000        199,800.00        100
    SALMERON            GUILLERMO     8.0000        199,530.99         ZZ
                                      7.7500          1,466.06         1
                                       .0000          1,466.06         90
    VISTA           CA    92083        .0000       03/21/01
    9814325                            .0000       05/01/01            01
    9814325                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667629                           8.7500         47,700.00        100
    SANDS               EVERETT       8.7500         47,644.90         ZZ
                                      8.5000            375.26         4
                                       .0000            375.26         90
    PHILADELPHIA    PA    19143        .0000       03/26/01
    9808145                            .0000       05/01/01            12
    9808145                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667630                           8.3750        169,200.00        100
    SHUSTER             GREGORY       8.3750        168,988.94         ZZ
                                      8.1250          1,286.04         2
                                       .0000          1,286.04         90
    SACRAMENTO      CA    95825        .0000       03/23/01
    9814818                            .0000       05/01/01            14
    9814818                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667633                           7.3750        192,500.00        100
    SONEN               MINDY         7.3750        192,206.14         ZZ
                                      7.1250          1,329.55         2
                                       .0000          1,329.55         62
    SAN DIEGO       CA    92115        .0000       03/12/01
    9818143                            .0000       05/01/01            00
    9818143                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667636                           8.7500         98,000.00        100
    TAYLOR III          GEORGE        8.7500         97,886.81         ZZ
                                      8.5000            770.97         1
                                       .0000            770.97         79
    ANTIOCH         IL    60002        .0000       03/09/01
    9815538                            .0000       05/01/01            00
    9815538                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667637                           7.7500        328,000.00        100
    TIMBO               MATTHEW       7.7500        327,535.51         ZZ
                                      7.5000          2,349.83         1
                                       .0000          2,349.83         75
    DALY CITY       CA    94015        .0000       03/12/01
1


    9800867                            .0000       05/01/01            00
    9800867                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667639                           8.7500         25,500.00        100
    VAUGHT              PHILLIP       8.7500         25,470.55         ZZ
                                      8.5000            200.61         1
                                       .0000            200.61         75
    ANDERSON        IN    46016        .0000       03/28/01
    9824988                            .0000       05/01/01            00
    9824988                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667640                           7.8750        140,000.00        100
    VINK                BART          7.8750        139,747.55         ZZ
                                      7.6250          1,015.10         1
                                       .0000          1,015.10         80
    TRACY           CA    95376        .0000       03/23/01
    9822469                            .0000       05/01/01            00
    9822469                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667642                           8.7500         48,000.00        100
    ZUMBA               JOSE          8.7500         47,944.56         ZZ
1


                                      8.5000            377.62         1
                                       .0000            377.62         80
    MAYWOOD         IL    60153        .0000       03/21/01
    9821271                            .0000       05/01/01            00
    9821271                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4667703                           8.2500        134,250.00        100
    FREDERICK           GLENN         8.2500        134,078.19         ZZ
                                      8.0000          1,008.58         1
                                       .0000          1,008.58         80
    ST CHARLES      MO    63301        .0000       03/27/01
    317842                             .0000       05/01/01            00
    317842                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667964                           7.3750        264,000.00        100
    BURGER              WERNER        7.3750        263,597.01         ZZ
                                      7.1250          1,823.39         1
                                       .0000          1,823.39         80
    ORO VALLEY      AZ    85737        .0000       03/23/01
    283266                             .0000       05/01/01            00
    283266                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4667965                           7.5000        197,400.00        100
    COLBY               LINDA         7.5000        197,106.08         ZZ
                                      7.2500          1,380.25         1
                                       .0000          1,380.25         70
    YARMOUTHPORT    MA    02675        .0000       03/26/01
    301496                             .0000       05/01/01            00
    301496                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667969                           7.5000        356,000.00        100
    KARTSUNES           CHRIS         7.5000        355,469.93         ZZ
                                      7.2500          2,489.21         1
                                       .0000          2,489.21         80
    PALATINE        IL    60067        .0000       03/26/01
    233175                             .0000       05/01/01            00
    233175                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667971                           7.5000        284,000.00        100
    LAWINGS             TRACY         7.5000        283,577.14         ZZ
                                      7.2500          1,985.77         1
                                       .0000          1,985.77         80
    ATLANTA         GA    30339        .0000       03/26/01
    233290                             .0000       05/01/01            00
    233290                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667972                           7.8750        399,000.00        100
    LESNIEWSKI          JOHN          7.8750        398,449.02         ZZ
                                      7.6250          2,893.03         1
                                       .0000          2,893.03         75
    EDGEWATER       MD    21037        .0000       03/26/01
    293129                             .0000       05/01/01            00
    293129                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667974                           7.2500        312,000.00        100
    MAZZENGA            GRACE         7.2500        311,756.60         ZZ
                                      7.0000          2,128.40         1
                                       .0000          2,128.40         80
    CLARKSTON       MI    48346        .0000       03/27/01
    276704                             .0000       06/01/01            00
    276704                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667975                           7.3750        340,000.00        100
    MONTANA SR          EDUARDO       7.3750        339,480.97         ZZ
                                      7.1250          2,348.30         1
                                       .0000          2,348.30         87
    ROSWELL         GA    30075        .0000       03/13/01
    174511                             .0000       05/01/01            01
    174511                             .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667977                           7.8750        455,000.00        100
    TITUS               JAMES         7.8750        454,371.68         ZZ
                                      7.6250          3,299.07         1
                                       .0000          3,299.07         70
    KLAMATH FALLS   OR    97603        .0000       03/26/01
    266634                             .0000       05/01/01            00
    266634                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667978                           7.8750        139,200.00        100
    UNTRIF              MICHAEL       7.8750        139,007.77         ZZ
                                      7.6250          1,009.30         1
                                       .0000          1,009.30         80
    COLORADO SPRIN  CO    80920        .0000       03/28/01
    281625                             .0000       05/01/01            00
    281625                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667980                           7.2500        133,000.00        100
    BERO III            JOHN          7.2500        132,791.87         ZZ
                                      7.0000            907.29         1
                                       .0000            907.29         70
    VICTOR          ID    83455        .0000       03/15/01
    9817218                            .0000       05/01/01            00
    9817218                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667981                           7.5000        348,000.00        100
    BEZUAYEHU           LULIT         7.5000        347,481.85         ZZ
                                      7.2500          2,433.27         1
                                       .0000          2,433.27         80
    OAKLAND         CA    94619        .0000       03/21/01
    9819241                            .0000       05/01/01            00
    9819241                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667983                           7.8750        510,000.00        100
    CHESNEY             DAWN          7.8750        509,295.75         ZZ
                                      7.6250          3,697.85         1
                                       .0000          3,697.85         75
    LITTLETON       CO    80125        .0000       03/21/01
    9825794                            .0000       05/01/01            00
    9825794                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667984                           7.3750        463,700.00        100
    CORDERO             DAVID         7.3750        462,992.15         ZZ
                                      7.1250          3,202.66         1
                                       .0000          3,202.66         80
    PLEASANTON      CA    94566        .0000       03/07/01
1


    9954699                            .0000       05/01/01            00
    9954699                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667989                           7.3750        328,000.00        100
    GUPTA               SURENDRA      7.3750        327,298.08         ZZ
                                      7.1250          2,265.41         1
                                       .0000          2,265.41         80
    REDWOOD CITY    CA    94063        .0000       03/06/01
    9807045                            .0000       05/01/01            00
    9807045                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667990                           7.6250        371,000.00        100
    HARTZELL            ROBERT        7.6250        370,461.27         ZZ
                                      7.3750          2,625.91         1
                                       .0000          2,625.91         79
    ELLICOTT CITY   MD    21043        .0000       03/27/01
    9954382                            .0000       05/01/01            00
    9954382                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667993                           7.3750        429,550.00        100
    MARTINEZ            JUAN          7.3750        428,894.28         ZZ
1


                                      7.1250          2,966.80         1
                                       .0000          2,966.80         80
    ORANGE          CA    92867        .0000       03/20/01
    9820358                            .0000       05/01/01            00
    9820358                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4667994                           7.5000        380,000.00        100
    MERRIGAN            TIMOTHY       7.5000        379,434.20         ZZ
                                      7.2500          2,657.02         1
                                       .0000          2,657.02         80
    CLAYTON         CA    94517        .0000       03/21/01
    9812568                            .0000       05/01/01            00
    9812568                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667996                           7.6250        435,000.00        100
    MORLEY              LUKE          7.6250        434,368.32         ZZ
                                      7.3750          3,078.90         1
                                       .0000          3,078.90         80
    LAKE OSWEGO     OR    97035        .0000       03/19/01
    9810633                            .0000       05/01/01            00
    9810633                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4667997                           7.8750        412,500.00        100
    PETERS              JACK          7.8750        411,930.38         ZZ
                                      7.6250          2,990.91         1
                                       .0000          2,990.91         75
    OAKLAND         CA    94602        .0000       03/16/01
    9809070                            .0000       05/01/01            00
    9809070                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4667999                           7.3750        440,000.00        100
    PRASADI             RAJESH        7.3750        439,328.34         ZZ
                                      7.1250          3,038.97         1
                                       .0000          3,038.97         79
    HAYWARD         CA    94544        .0000       03/27/01
    9821723                            .0000       05/01/01            00
    9821723                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4668000                           7.5000        304,000.00        100
    REYES               GERARDO       7.5000        303,547.37         ZZ
                                      7.2500          2,125.61         1
                                       .0000          2,125.61         80
    HERCULES        CA    94547        .0000       03/14/01
    9806420                            .0000       05/01/01            00
    9806420                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4668003                           7.6250        417,900.00        100
    SCOTT               ROBERT        7.6250        417,293.15         ZZ
                                      7.3750          2,957.87         1
                                       .0000          2,957.87         70
    REDWOOD CITY    CA    94061        .0000       03/14/01
    9815257                            .0000       05/01/01            00
    9815257                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4668004                           7.5000        540,000.00        100
    SODE                LOUIS         7.5000        539,195.98         ZZ
                                      7.2500          3,775.76         1
                                       .0000          3,775.76         80
    DANVILLE        CA    94526        .0000       03/23/01
    9818904                            .0000       05/01/01            00
    9818904                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4668006                           7.6250        358,500.00        100
    TINGLEY             STEVEN        7.6250        357,979.41         ZZ
                                      7.3750          2,537.44         1
                                       .0000          2,537.44         75
    PACIFIC GROVE   CA    93950        .0000       03/20/01
    9819343                            .0000       05/01/01            00
    9819343                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4668007                           7.5000        344,000.00        100
    WHITE               JESSIE        7.5000        343,487.80         ZZ
                                      7.2500          2,405.30         1
                                       .0000          2,405.30         80
    UNION CITY      CA    94587        .0000       03/19/01
    9817671                            .0000       05/01/01            00
    9817671                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4668143                           7.8750        435,000.00        100
    MACHADO             ANNE          7.8750        434,399.31         ZZ
                                      7.6250          3,154.05         1
                                       .0000          3,154.05         75
    LAGUNA BEAACH   CA    92651        .0000       03/01/01
    1417940075                         .0000       05/01/01            00
    1417940075                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    163/163                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4668154                           7.7500        129,000.00        100
    MATTHEWS            R VICTOR      7.7500        128,817.32         ZZ
                                      7.5000            924.17         1
                                       .0000            924.17         89
    LAS VEGAS       NV    89117        .0000       03/22/01
    0432741791                         .0000       05/01/01            10
    2107443                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    F89/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4670341                           7.7500        144,000.00        100
    STECK               ASHLEY        7.7500        144,000.00         ZZ
                                      7.5000          1,031.63         1
                                       .0000          1,031.63         80
    RICHFIELD       UT    84701        .0000       05/02/01
    0432811370                         .0000       07/01/01            00
    645003100113                       .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4671028                           9.0000         34,000.00        100
    IBARRA              ISAAC         9.0000         33,981.43         ZZ
                                      8.7500            273.57         2
                                       .0000            273.57         57
    SAN DIEGO       CA    92102        .0000       04/05/01
    0412429136                         .0000       06/01/01            00
    0412429136                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4671337                           7.5000        250,000.00        100
    GASINSKI            DAVID         7.5000        249,814.46         ZZ
                                      7.2500          1,748.04         1
                                       .0000          1,748.04         73
    ITASCA          IL    60143        .0000       04/18/01
1


    0400401469                         .0000       06/01/01            00
    1965811                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4671671                           8.7500        248,500.00        100
    BURTON SR           THOMAS        8.7500        248,357.03         ZZ
                                      8.5000          1,954.95         4
                                       .0000          1,954.95         77
    NEW YORK        NY    11206        .0000       04/25/01
    0432769529                         .0000       06/01/01            00
    027205304309                       .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4674246                           7.5000        204,000.00        100
    COLONE              DAVID         7.5000        203,696.25         ZZ
                                      7.2500          1,426.40         1
                                       .0000          1,426.40         80
    PHOENIX         AZ    85044        .0000       03/21/01
    0432746402                         .0000       05/01/01            00
    115051                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    477/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4675480                           7.2500        525,000.00        100
    SIMI                CATHY         7.2500        524,590.46         ZZ
1


                                      7.0000          3,581.42         1
                                       .0000          3,581.42         75
    DANVILLE        CA    94526        .0000       04/25/01
    0432798916                         .0000       06/01/01            00
    2001245916                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U62/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4676767                           7.0000        104,580.00        100
    BOSWELL             ADAM          7.0000        104,494.28         ZZ
                                      6.7500            695.77         1
                                       .0000            695.77         90
    OGDEN           UT    84403        .0000       04/06/01
    0432830826                         .0000       06/01/01            14
    271314                             .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    L20/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4677469                           7.8750        174,400.00        100
    NORRIS              NAN           7.8750        174,279.98         ZZ
                                      7.6250          1,264.52         1
                                       .0000          1,264.52         80
    LOS ANGELES     CA    90036        .0000       04/25/01
    0432810174                         .0000       06/01/01            00
    2113525                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    B57/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4678770                           8.6250         90,000.00        100
    GUNTER              WILLIAM       8.6250         89,946.87         ZZ
                                      8.3750            700.01         1
                                       .0000            700.01         47
    CARSONVILLE     MI    48419        .0000       04/16/01
    0412405144                         .0000       06/01/01            00
    0412405144                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4678807                           8.8750         49,500.00        100
    STEWART             RICHARD       8.8750         49,472.25         ZZ
                                      8.6250            393.84         1
                                       .0000            393.84         90
    DAYTON          OH    45410        .0000       04/20/01
    0412522435                         .0000       06/01/01            11
    0412522435                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4679834                           7.0000        356,000.00        100
    KANAVATSAS          LOANNIS       7.0000        356,000.00         ZZ
                                      6.7500          2,368.48         1
                                       .0000          2,368.48         80
    WHITESTONE      NY    11357        .0000       05/23/01
    0432841799                         .0000       07/01/01            00
    0104035                            .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4680415                           7.6250        515,000.00        100
    KERUDI              MAHESH        7.6250        513,292.20         ZZ
                                      7.3750          3,645.14         1
                                       .0000          3,645.14         74
    SAN JOSE        CA    95148        .0000       01/31/01
    0439575125                         .0000       03/01/01            00
    0439575125                         .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4682029                           7.2500        358,000.00        100
    WELLEN              STEPHEN       7.2500        357,720.73         ZZ
                                      7.0000          2,442.19         1
                                       .0000          2,442.19         57
    HOUSTON         TX    77056        .0000       04/25/01
    0432792752                         .0000       06/01/01            00
    100421                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    758/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    4684291                           7.1250        134,100.00        100
    REAVES              JOHN          7.1250        133,992.76         ZZ
                                      6.8750            903.46         1
                                       .0000            903.46         64
    HENDERSON       NV    89014        .0000       04/25/01
    0432821833                         .0000       06/01/01            00
    115753                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4685505                           8.1250        142,800.00        100
    HAYES               RICHARD       8.1250        142,706.58         T
                                      7.8750          1,060.29         1
                                       .0000          1,060.29         80
    NEVADA CITY     CA    95959        .0000       04/16/01
    0432789568                         .0000       06/01/01            00
    119013                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4685675                           7.8750        333,800.00        100
    MURRAY              DAVID         7.8750        333,570.28         ZZ
                                      7.6250          2,420.28         1
                                       .0000          2,420.28         72
    CICERO          IN    46034        .0000       04/25/01
    0432779767                         .0000       06/01/01            00
    027605305727                       .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4686361                           8.8750         28,700.00        100
    CARR                BOBBY         8.8750         28,683.91         ZZ
                                      8.6250            228.35         1
                                       .0000            228.35         90
    HUNTSVILLE      AL    35805        .0000       04/23/01
    0412460958                         .0000       06/01/01            10
    0412460958                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4686393                           8.6250        179,200.00        100
    BUMANGLAG           MANUEL        8.6250        179,094.20         ZZ
                                      8.3750          1,393.80         1
                                       .0000          1,393.80         80
    LAHAINA         HI    96761        .0000       04/16/01
    0412519597                         .0000       06/01/01            00
    0412519597                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4686436                           8.8750         63,000.00        100
    KILVINGTON          SHARON        8.8750         62,964.68         ZZ
                                      8.6250            501.26         1
                                       .0000            501.26         79
    BAY CITY        MI    48708        .0000       04/18/01
    0412549792                         .0000       06/01/01            00
    0412549792                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4686590                           8.1250        586,000.00        100
    KING                WING          8.1250        582,536.86         ZZ
                                      7.8750          4,351.03         1
                                       .0000          4,351.03         72
    SAN FRANCISCO   CA    94121        .0000       12/07/00
1


    0439585872                         .0000       02/01/01            00
    0439585872                         .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4686895                           7.8750        312,000.00        100
    PETERSEN            PATTY         7.8750        311,785.28         ZZ
                                      7.6250          2,262.22         1
                                       .0000          2,262.22         80
    RENO            NV    89511        .0000       04/19/01
    0432762623                         .0000       06/01/01            00
    39015710016F                       .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4687650                           7.8750        368,000.00        100
    MCCRORY             KELLIE        7.8750        367,746.74         ZZ
                                      7.6250          2,668.26         1
                                       .0000          2,668.26         80
    DALLAS          TX    75229        .0000       04/25/01
    0432814473                         .0000       06/01/01            00
    3125338                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4688501                           7.8750        215,000.00        100
    TORRES              PETER         7.8750        214,852.04         ZZ
1


                                      7.6250          1,558.90         1
                                       .0000          1,558.90         74
    BROOKLYN        NY    11228        .0000       04/18/01
    0432749463                         .0000       06/01/01            00
    1                                  .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    Q99/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4689787                           7.1250        472,000.00        100
    MILLER              DAVID         7.1250        472,000.00         ZZ
                                      6.8750          3,179.95         1
                                       .0000          3,179.95         78
    MIDLOTHIAN      VA    23113        .0000       04/30/01
    0432779437                         .0000       07/01/01            00
    2001245581                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U62/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4691919                           7.6250        324,000.00        100
    MOROSINI            RICHARD       7.6250        323,529.51         ZZ
                                      7.3750          2,293.25         1
                                       .0000          2,293.25         80
    SAN DIEGO       CA    92128        .0000       03/21/01
    0432744662                         .0000       05/01/01            00
    1                                  .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4693131                           7.8750         78,800.00        100
    HERAS JR            HELEODORO     7.8750         78,745.78         ZZ
                                      7.6250            571.35         1
                                       .0000            571.35         80
    TACOMA          WA    98408        .0000       04/27/01
    0432812741                         .0000       06/01/01            00
    121010                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4694487                           8.3750        275,000.00        100
    FARMER              MARK          8.3750        274,829.07         ZZ
                                      8.1250          2,090.20         1
                                       .0000          2,090.20         46
    SUNNYVALE       CA    94086        .0000       04/18/01
    0412490237                         .0000       06/01/01            00
    0412490237                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4694547                           8.8750         40,300.00        100
    MICELI              JENNY         8.8750         40,277.41         ZZ
                                      8.6250            320.64         1
                                       .0000            320.64         72
    PUEBLO          CO    81003        .0000       04/24/01
    0412583114                         .0000       06/01/01            00
    0412583114                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4694799                           7.1250        155,000.00        100
    BURNS               CAROL         7.1250        154,876.05         ZZ
                                      6.8750          1,044.26         1
                                       .0000          1,044.26         76
    BROOKHAVEN      NY    11719        .0000       04/20/01
    0400414389                         .0000       06/01/01            00
    0400414389                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4694953                           8.0000         78,850.00        100
    GALOVIC             DAN           8.0000         78,743.84         ZZ
                                      7.7500            578.57         1
                                       .0000            578.57         95
    KIRKLAND        WA    98033        .0000       03/21/01
    0432747657                         .0000       05/01/01            11
    7142731707                         .0000       04/01/31           30
    0                                  .0000       00/00/00        00/00/00
    F26/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4696133                           8.5000         47,120.00        100
    NEWLIN              TOBY          8.5000         47,062.69         ZZ
                                      8.2500            362.32         1
                                       .0000            362.32         80
    HOUSTON         TX    77058        .0000       03/27/01
    0432778934                         .0000       05/01/01            00
    298850                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    J83/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4696608                           8.8750        381,600.00        100
    STABILE             MARK          8.8750        381,386.06         ZZ
                                      8.6250          3,036.19         1
                                       .0000          3,036.19         80
    COMMERCE TOWNS  MI    48382        .0000       04/19/01
    0432747012                         .0000       06/01/01            00
    021000020102555                    .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    A06/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           29             0           00/00/00
                                        O             .0000


    4697613                           8.1250         49,500.00        100
    GREGOIRE II         RESTA         8.1250         49,467.62         ZZ
                                      7.8750            367.54         2
                                       .0000            367.54         90
    HARRISBURG      PA    17110        .0000       04/30/01
    0432788909                         .0000       06/01/01            11
    3125879                            .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4697992                           8.2500        253,850.00        100
    MILLER              JON           8.2500        253,688.13         T
                                      8.0000          1,907.09         1
                                       .0000          1,907.09         75
    SANTA ROSA BEA  FL    32459        .0000       04/30/01
    0432802452                         .0000       06/01/01            00
    20012024                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    R65/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4698832                           7.6250        108,000.00        100
    IEYOUB              TIMOTHY       7.6250        108,000.00         ZZ
                                      7.3750            764.42         1
                                       .0000            764.42         80
    METAIRIE        LA    70001        .0000       05/02/01
    0432813533                         .0000       07/01/01            00
    13735                              .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    G13/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4699067                           7.3750        359,200.00        100
    SULLIVAN            TIMOTHY       7.3750        359,200.00         ZZ
                                      7.1250          2,480.91         1
                                       .0000          2,480.91         80
    PACIFICA        CA    94044        .0000       04/30/01
    0432799427                         .0000       07/01/01            00
    400111153                          .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4699542                           7.5000        585,000.00        100
    TENBROEK            ROSEMARY      7.5000        584,565.85         ZZ
                                      7.2500          4,090.40         1
                                       .0000          4,090.40         73
    LAS VEGAS       NV    89123        .0000       04/25/01
1


    0432816684                         .0000       06/01/01            00
    00002239                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    R84/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4700199                           7.2500        232,700.00        100
    SCHRAY              ANDREA        7.2500        232,700.00         ZZ
                                      7.0000          1,587.42         1
                                       .0000          1,587.42         73
    NEW HYDE PARK   NY    11040        .0000       05/07/01
    0432815488                         .0000       07/01/01            00
    021205302412                       .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4701842                           8.7500        292,500.00        100
    TURNER              RALPH         8.7500        291,531.71         ZZ
                                      8.5000          2,301.10         1
                                       .0000          2,301.10         75
    MERRIMACK       NH    03054        .0000       04/20/01
    0412272833                         .0000       06/01/01            00
    0412272833                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4701845                           8.1250        192,000.00        100
    KING                BENNETTA      8.1250        191,874.41         ZZ
1


                                      7.8750          1,425.59         1
                                       .0000          1,425.59         80
    VISALIA         CA    93277        .0000       04/06/01
    0412427452                         .0000       06/01/01            00
    0412427452                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4701846                           8.7500        131,200.00        100
    SMITH               CORY          8.7500        131,124.52         ZZ
                                      8.5000          1,032.15         1
                                       .0000          1,032.15         80
    YSPILANTI       MI    48198        .0000       04/20/01
    0412441461                         .0000       06/01/01            00
    0412441461                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4701859                           8.1250        348,750.00        100
    DROTTZ              MARK          8.1250        348,521.87         ZZ
                                      7.8750          2,589.46         2
                                       .0000          2,589.46         75
    SAN JOSE        CA    95122        .0000       04/18/01
    0412495236                         .0000       06/01/01            00
    0412495236                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4701864                           7.5000        212,000.00        100
    MONTWILL            GINA          7.5000        211,842.67         ZZ
                                      7.2500          1,482.33         1
                                       .0000          1,482.33         80
    SAN ANTONIO     TX    78260        .0000       04/20/01
    0412510380                         .0000       06/01/01            00
    0412510380                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4701867                           8.5000        360,000.00        100
    GAUDREAU            STEVEN        8.5000        359,781.91         ZZ
                                      8.2500          2,768.09         3
                                       .0000          2,768.09         80
    DELRAY BEACH    FL    33483        .0000       04/25/01
    0412512881                         .0000       06/01/01            00
    0412512881                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4701873                           8.6250         76,000.00        100
    LICATA              NICOLO        8.6250         75,955.13         ZZ
                                      8.3750            591.12         1
                                       .0000            591.12         80
    ST. CLAIR SHOR  MI    48080        .0000       04/25/01
    0412523144                         .0000       06/01/01            00
    0412523144                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4701885                           8.8750        133,200.00        100
    ERICKSON            NANCY         8.8750        133,125.32         ZZ
                                      8.6250          1,059.80         1
                                       .0000          1,059.80         90
    CLINTON         MA    01510        .0000       04/25/01
    0412535825                         .0000       06/01/01            04
    0412535825                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4701893                           7.8750        193,500.00        100
    DEVLIN              MICHAEL       7.8750        193,366.83         ZZ
                                      7.6250          1,403.01         1
                                       .0000          1,403.01         90
    VALLEJO         CA    94591        .0000       04/16/01
    0412546723                         .0000       06/01/01            01
    0412546723                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4701900                           8.2500        288,000.00        100
    VU                  NGOC          8.2500        287,316.35         ZZ
                                      8.0000          2,163.65         1
                                       .0000          2,163.65         80
    SUNNYVALE       TX    75182        .0000       04/20/01
    0412552390                         .0000       06/01/01            00
    0412552390                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4701908                           7.7500        134,350.00        100
    REYES               JOSE          7.7500        134,255.18         ZZ
                                      7.5000            962.50         1
                                       .0000            962.50         80
    HOUSTON         TX    77095        .0000       04/24/01
    0412567125                         .0000       06/01/01            00
    0412567125                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4701920                           8.3750        113,650.00        100
    BLOCH               CYNTHEA       8.3750        113,579.36         ZZ
                                      8.1250            863.82         1
                                       .0000            863.82         88
    DAVIE           FL    33328        .0000       04/25/01
    0412574964                         .0000       06/01/01            10
    0412574964                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4701923                           6.8750        171,480.00        100
    LAPERNA             SAMUEL        6.8750        171,335.94         ZZ
                                      6.6250          1,126.50         1
                                       .0000          1,126.50         77
    HOUSTON         TX    77055        .0000       04/20/01
    0412579120                         .0000       06/01/01            00
    0412579120                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4701998                           7.8750         54,000.00        100
    BENCO               ROBERT        7.8750         53,925.43         ZZ
                                      7.6250            391.54         2
                                       .0000            391.54         90
    PHILADELPHIA    PA    19149        .0000       03/30/01
    0432771400                         .0000       05/01/01            12
    3636036912                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    822/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4702304                           8.8750        337,500.00        100
    CASTRO              CLAUDIA       8.8750        337,310.78         T
                                      8.6250          2,685.31         1
                                       .0000          2,685.31         75
    MIAMI           FL    33131        .0000       05/03/01
    0432807550                         .0000       06/03/01            00
    800824306                          .0000       05/03/31            0
    0                                  .0000       00/00/00        00/00/00
    U59/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    4702726                           7.7500        630,000.00        100
    CANTU               DIANA         7.7500        629,555.35         ZZ
                                      7.5000          4,513.40         1
                                       .0000          4,513.40         75
    SAN DIEGO       CA    92107        .0000       04/17/01
1


    0432775898                         .0000       06/01/01            00
    11002887                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E23/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4703135                           8.6250        112,850.00        100
    HAMBRGER            JOHN          8.6250        112,783.37         ZZ
                                      8.3750            877.74         1
                                       .0000            877.74         90
    CHARLOTTE       NC    28273        .0000       04/26/01
    0400417788                         .0000       06/01/01            04
    0400417788                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4703264                           7.8750         46,900.00        100
    CARTIER             JANICE        7.8750         46,835.23         ZZ
                                      7.6250            340.06         1
                                       .0000            340.06         70
    BREMERTON       WA    98337        .0000       03/29/01
    0432746469                         .0000       05/01/01            00
    7103081                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    950/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4704971                           8.5000        180,000.00        100
    THOMAS              GRETCHEN      8.5000        180,000.00         ZZ
1


                                      8.2500          1,384.04         1
                                       .0000          1,384.04         80
    BELLEVUE        WA    98006        .0000       05/01/01
    0432816916                         .0000       07/01/01            00
    E1102139                           .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    950/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4705913                           7.5000        275,000.00        100
    UEHRAN              ROBBY         7.5000        274,590.54         ZZ
                                      7.2500          1,922.84         1
                                       .0000          1,922.84         80
    WINDSOR         CO    80550        .0000       03/27/01
    0432747533                         .0000       05/01/01            00
    107981                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4706076                           7.3750        466,500.00        100
    URANGA              DAVID         7.3750        466,500.00         ZZ
                                      7.1250          3,222.00         1
                                       .0000          3,222.00         78
    WALNUT CREEK    CA    94598        .0000       05/02/01
    0432818748                         .0000       07/01/01            00
    118334                             .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4708072                           7.8750        250,650.00        100
    SCHENCK             GLENN         7.8750        250,477.50         ZZ
                                      7.6250          1,817.39         1
                                       .0000          1,817.39         90
    KIOWA           CO    80117        .0000       04/20/01
    0412465866                         .0000       06/01/01            01
    0412465866                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4708075                           7.8750        296,000.00        100
    GRADY               JULIE         7.8750        295,796.29         ZZ
                                      7.6250          2,146.21         1
                                       .0000          2,146.21         80
    SEDONA          AZ    86351        .0000       04/17/01
    0412481541                         .0000       06/01/01            00
    0412481541                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4708078                           8.6250        134,900.00        100
    HUTT                PETER         8.6250        134,820.35         ZZ
                                      8.3750          1,049.24         2
                                       .0000          1,049.24         90
    WILDWOOD CREST  NJ    08260        .0000       04/13/01
    0412490450                         .0000       06/01/01            04
    0412490450                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4708084                           7.6250        320,000.00        100
    EVANS               IVORY         7.6250        319,768.39         ZZ
                                      7.3750          2,264.94         4
                                       .0000          2,264.94         80
    RICHMOND        CA    94804        .0000       04/17/01
    0412511172                         .0000       06/01/01            00
    0412511172                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4708097                           8.0000        100,000.00        100
    VANDYKE             JACK          8.0000         99,932.91         ZZ
                                      7.7500            733.76         1
                                       .0000            733.76         80
    WICHITA         KS    67211        .0000       04/20/01
    0412534992                         .0000       06/01/01            00
    0412534992                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4708098                           8.3750        115,200.00        100
    WOOD                AMANDA        8.3750        115,128.40         ZZ
                                      8.1250            875.60         1
                                       .0000            875.60         80
    ROCKMART        GA    30153        .0000       04/20/01
    0412536492                         .0000       06/01/01            00
    0412536492                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4708102                           8.0000        175,000.00        100
    TRUSELLO            BARBARA       8.0000         74,215.91         ZZ
                                      7.7500          1,284.09         1
                                       .0000          1,284.09         63
    GLEN MILLS      PA    19342        .0000       04/26/01
    0412540270                         .0000       06/01/01            00
    0412540270                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4708119                           9.0000         96,300.00        100
    VONGUNTEN           KENNETH       9.0000         96,247.40         ZZ
                                      8.7500            774.85         4
                                       .0000            774.85         90
    ELKHART         IN    46516        .0000       04/26/01
    0412573685                         .0000       06/01/01            11
    0412573685                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4708122                           7.7500        188,000.00        100
    CAPPAS              MICHAEL       7.7500        187,811.22         ZZ
                                      7.5000          1,346.86         1
                                       .0000          1,346.86         80
    FOLSOM          CA    95630        .0000       04/24/01
    0412575441                         .0000       06/01/01            00
    0412575441                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4708129                           7.8750        108,900.00        100
    VIARS               CHRISTOPH     7.8750        108,825.06         ZZ
                                      7.6250            789.60         1
                                       .0000            789.60         90
    ST CLAIR SHORE  MI    48080        .0000       04/26/01
    0412588006                         .0000       06/01/01            11
    0412588006                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4708130                           7.5000         72,000.00        100
    JERKINS             JAMES         7.5000         71,946.57         ZZ
                                      7.2500            503.43         1
                                       .0000            503.43         90
    SARALAND        AL    36571        .0000       04/26/01
    0412590044                         .0000       06/01/01            10
    0412590044                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4708135                           8.1250        143,000.00        100
    DALY-POLITES        DOREEN        8.1250        142,906.46         ZZ
                                      7.8750          1,061.77         1
                                       .0000          1,061.77         70
    LAKE WORTH      FL    33467        .0000       04/24/01
1


    0412595985                         .0000       06/01/01            00
    0412595985                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4708216                           7.7500        496,922.61        100
    MILLER              STEVEN        7.7500        495,304.28         T
                                      7.5000          3,599.90         1
                                       .0000          3,599.90         80
    BLUFFTON        SC    29910        .0000       03/30/01
    162001378                          .0000       04/01/01            00
    162001378                          .0000       12/01/29            0
    0                                  .0000       00/00/00        00/00/00
    926/926                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      345                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           4              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4709150                           8.7500         73,800.00        100
    ROBLES              JOSE          8.7500         73,757.55         ZZ
                                      8.5000            580.58         4
                                       .0000            580.58         90
    FRESNO          CA    93706        .0000       05/03/01
    0432794410                         .0000       06/01/01            10
    1                                  .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    U35/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4709250                           8.2500         88,000.00        100
    SEELY               SCOTT         8.2500         87,830.51         ZZ
1


                                      8.0000            661.11         1
                                       .0000            661.11         80
    BOISE           ID    83703        .0000       02/22/01
    0432752731                         .0000       04/01/01            00
    1545864                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709252                           8.0000        177,300.00        100
    COPE                GREGORY       8.0000        176,940.74         ZZ
                                      7.7500          1,300.96         4
                                       .0000          1,300.96         90
    WEST VALLEY CI  UT    84120        .0000       02/16/01
    0432757797                         .0000       04/01/01            10
    1566326                            .0000       03/01/31           25
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4709253                           7.1250        174,500.00        100
    WILLIS              MARVIN        7.1250        174,078.87         ZZ
                                      6.8750          1,175.64         4
                                       .0000          1,175.64         80
    SALT LAKE CITY  UT    84105        .0000       02/13/01
    0432758340                         .0000       04/01/01            00
    1566909                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4709255                           7.7500        206,100.00        100
    HELLMICH            NICOLE        7.7500        205,808.12         ZZ
                                      7.5000          1,476.53         1
                                       .0000          1,476.53         90
    DENVER          CO    80204        .0000       03/16/01
    0432758050                         .0000       05/01/01            04
    1570645                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4709256                           9.1250        110,400.00        100
    BURD                THOMAS        9.1250        109,994.79         ZZ
                                      8.8750            898.25         1
                                       .0000            898.25         80
    MEDFORD         OR    97504        .0000       11/28/00
    0432757763                         .0000       01/01/01            00
    1952028                            .0000       12/01/30            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4709262                           7.6250        165,000.00        100
    BAILEY              JANIS         7.6250        164,760.40         ZZ
                                      7.3750          1,167.86         1
                                       .0000          1,167.86         75
    PHOENIX         AZ    85028        .0000       03/07/01
    0432757482                         .0000       05/01/01            00
    1961104                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709263                           7.5000         67,500.00        100
    PASSARINO JR        ROLAND        7.5000         67,359.22         ZZ
                                      7.2500            471.97         1
                                       .0000            471.97         32
    COOL            CA    95614        .0000       03/15/01
    0432747129                         .0000       05/01/01            00
    1961585                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4709265                           7.7500        380,000.00        100
    NGUYEN              THUY          7.7500        379,461.86         ZZ
                                      7.5000          2,722.37         1
                                       .0000          2,722.37         80
    SAN JOSE        CA    95123        .0000       03/16/01
    0432747087                         .0000       05/01/01            00
    1963201                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709268                           7.6250        330,000.00        100
    DESJARDIN           JOSEPH        7.6250        329,520.80         ZZ
                                      7.3750          2,335.72         1
                                       .0000          2,335.72         75
    SAN JOSE        CA    95123        .0000       03/20/01
    0432753671                         .0000       05/01/01            00
    1966326                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709270                           8.5000        123,500.00        100
    FISHER              RANDY         8.5000        123,349.83         ZZ
                                      8.2500            949.61         1
                                       .0000            949.61         65
    JACKSONVILLE    OR    97530        .0000       03/23/01
    0432752905                         .0000       05/01/01            00
    1966646                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709271                           9.1250        118,000.00        100
    SAVAGE              ANN           9.1250        117,214.08         ZZ
                                      8.8750            960.09         1
                                       .0000            960.09         85
    MAYFIELD VILLA  OH    44143        .0000       05/26/00
    0432751915                         .0000       07/01/00            10
    5266840                            .0000       06/01/30           12
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709272                           8.7500        148,400.00        100
    WALTRIP             ELIZABETH     8.7500        148,228.62         ZZ
                                      8.5000          1,167.46         1
                                       .0000          1,167.46         70
    CHICAGO         IL    60611        .0000       03/19/01
    0432752087                         .0000       05/01/01            00
    5309056                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    4709273                           8.2500        130,000.00        100
    SHEFFIELD JR        JOHN          8.2500        129,160.82         T
                                      8.0000            976.65         1
                                       .0000            976.65         69
    SOUTH PADRE IS  TX    78597        .0000       01/03/01
    0432752228                         .0000       03/01/01            00
    5309609                            .0000       02/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4709274                           7.5000        399,200.00        100
    JONES               JAMES         7.5000        398,903.74         ZZ
                                      7.2500          2,791.26         1
                                       .0000          2,791.26         80
    WASHINGTON      DC    20024        .0000       04/03/01
    0432752541                         .0000       06/01/01            00
    5316522                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4709278                           7.8750        350,000.00        100
    CAVANAUGH           JR            7.8750        349,516.69         ZZ
                                      7.6250          2,537.74         1
                                       .0000          2,537.74         65
    REDDING         CT    06896        .0000       03/14/01
1


    0432757771                         .0000       05/01/01            00
    5324957                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709281                           8.6250        189,000.00        100
    BERGMAN             RICK          8.6250        188,702.01         ZZ
                                      8.3750          1,470.02         4
                                       .0000          1,470.02         90
    MINNEAPOLIS     MN    55414        .0000       03/19/01
    0432757581                         .0000       05/01/01            10
    5329581                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    4709282                           8.7500        105,000.00        100
    BIANGMANO           JOHN          8.7500        104,878.73         ZZ
                                      8.5000            826.04         1
                                       .0000            826.04         64
    CHICAGO         IL    60638        .0000       03/10/01
    0432757656                         .0000       05/01/01            00
    5331412                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709284                           7.6250        164,000.00        100
    GABRE               ANDREW        7.6250        163,761.85         ZZ
1


                                      7.3750          1,160.78         1
                                       .0000          1,160.78         80
    WESTLAKE        OH    44145        .0000       03/16/01
    0432751964                         .0000       05/01/01            00
    5331652                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709289                           8.1250         71,000.00        100
    HUYGE               WILLIAM       8.1250         70,906.80         ZZ
                                      7.8750            527.17         2
                                       .0000            527.17         65
    GRAND RAPIDS    MI    49503        .0000       03/14/01
    0432758100                         .0000       05/01/01            00
    5334559                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709290                           7.7500         86,250.00        100
    STAR                CIMA          7.7500         86,127.85         ZZ
                                      7.5000            617.91         2
                                       .0000            617.91         60
    SAVANNAH        GA    31401        .0000       03/23/01
    0432747442                         .0000       05/01/01            00
    5337573                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4709292                           7.3750         88,000.00        100
    HAYS                HOLLY         7.3750         87,865.67         ZZ
                                      7.1250            607.79         1
                                       .0000            607.79         80
    SAVANNAH        GA    31410        .0000       03/30/01
    0432747392                         .0000       05/01/01            00
    5341998                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709925                           8.2500        350,000.00        100
    ADAMS               CHESTER       8.2500        349,776.82         ZZ
                                      8.0000          2,629.43         1
                                       .0000          2,629.43         64
    LUCK            WI    54853        .0000       04/25/01
    0400410205                         .0000       06/01/01            00
    0400410205                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709945                           7.8750        156,300.00        100
    LEBER               JEFFREY       7.8750        156,192.44         ZZ
                                      7.6250          1,133.28         1
                                       .0000          1,133.28         72
    MILTON-FREEWAT  OR    97862        .0000       04/16/01
    0400417499                         .0000       06/01/01            00
    0400417499                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4709947                           8.3750        226,700.00        100
    MARSHALL            ROBERT        8.3750        226,559.10         ZZ
                                      8.1250          1,723.08         4
                                       .0000          1,723.08         76
    DUNDEE          IL    60118        .0000       04/24/01
    0400405650                         .0000       06/01/01            00
    0400405650                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4709952                           8.3750        119,900.00        100
    RUSSO               ROSEANN       8.3750        119,825.47         ZZ
                                      8.1250            911.33         1
                                       .0000            911.33         80
    LUMBERTON       NJ    08048        .0000       04/30/01
    0400421723                         .0000       06/01/01            00
    4689983                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4710580                           7.7500        428,000.00        100
    KIM                 DAE           7.7500        427,697.93         ZZ
                                      7.5000          3,066.24         1
                                       .0000          3,066.24         80
    LOS ANGELES     CA    90036        .0000       04/19/01
    0432775054                         .0000       06/01/01            00
    2011658                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    975/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4711682                           7.5000        275,000.00        100
    FUIAXIS             GEORGE        7.5000        275,000.00         ZZ
                                      7.2500          1,922.84         2
                                       .0000          1,922.84         79
    ASTORIA         NY    11103        .0000       05/02/01
    0432793602                         .0000       07/01/01            00
    0103026                            .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    H22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4711917                           8.5000         93,000.00        100
    PETROSKI            ANDREW        8.5000         92,851.67         ZZ
                                      8.2500            807.08         1
                                       .0000            807.08         78
    BEACH LAKE      PA    18405        .0000       04/03/01
    0432776151                         .0000       06/01/01            00
    211847                             .0000       05/01/21            0
    0                                  .0000       00/00/00        00/00/00
    M66/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      240                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4714538                           7.7500        480,000.00        100
    CANTU               EDITH         7.7500        479,320.25         ZZ
                                      7.2500          3,438.78         1
                                       .0000          3,438.78         80
    BELLEVUE        WA    98006        .0000       03/16/01
    0012069357                         .0000       05/01/01            00
    0012069357                         .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4714564                           7.2500        375,000.00        100
    BROUGHTON           KELLY         7.2500        374,435.40         ZZ
                                      6.7500          2,558.16         1
                                       .0000          2,558.16         78
    ENCINITAS       CA    92024        .0000       04/03/01
    0017214990                         .0000       06/01/01            00
    0017214990                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4714594                           7.2500        496,000.00        100
    PETOUHOFF           MICHAEL       7.2500        495,313.07         ZZ
                                      6.7500          3,383.60         1
                                       .0000          3,383.60         80
    OAKLAND         CA    94611        .0000       04/02/01
    0017255720                         .0000       06/01/01            00
    0017255720                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715141                           8.1250        159,600.00        100
    ROSENBAUM           ROBERT        8.1250        159,495.59         ZZ
                                      7.8750          1,185.03         3
                                       .0000          1,185.03         80
    HOUSTON         TX    77019        .0000       04/25/01
1


    0432784403                         .0000       06/01/01            00
    100274                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    758/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4715508                           8.5000        157,500.00        100
    JOHNSON             THERON        8.5000        157,404.58         ZZ
                                      8.2500          1,211.04         4
                                       .0000          1,211.04         90
    CITRUS HEIGHTS  CA    95610        .0000       04/06/01
    0412470494                         .0000       06/01/01            01
    0412470494                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4715509                           8.5000        157,500.00        100
    JOHNSON             THERON        8.5000        157,404.58         ZZ
                                      8.2500          1,211.04         4
                                       .0000          1,211.04         90
    CITRUS HEIGHTS  CA    95610        .0000       04/06/01
    0412470551                         .0000       06/01/01            01
    0412470551                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4715517                           7.8750        448,000.00        100
    AMOS                DALLAS        7.8750        447,691.69         ZZ
1


                                      7.6250          3,248.31         1
                                       .0000          3,248.31         80
    WALNUT CREEK    CA    94598        .0000       04/19/01
    0412491433                         .0000       06/01/01            00
    0412491433                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715518                           7.7500        246,400.00        100
    GRESS               ANGELA        7.7500        246,226.09         ZZ
                                      7.5000          1,765.24         1
                                       .0000          1,765.24         79
    BENNETT         CO    80102        .0000       04/20/01
    0412492605                         .0000       06/01/01            00
    0412492605                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715522                           7.7500        144,900.00        100
    BUCKLEY             ELLEN         7.7500        144,797.73         ZZ
                                      7.5000          1,038.08         1
                                       .0000          1,038.08         90
    WESTMINSTER     CO    80031        .0000       04/26/01
    0412496440                         .0000       06/01/01            01
    0412496440                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4715524                           7.6250        360,000.00        100
    HILL                MARILYNN      7.6250        359,739.44         ZZ
                                      7.3750          2,548.06         1
                                       .0000          2,548.06         80
    EDINA           MN    55435        .0000       04/23/01
    0412499527                         .0000       06/01/01            00
    0412499527                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4715525                           8.3750         70,200.00        100
    ALLEN               DAVID         8.3750         70,156.37         ZZ
                                      8.1250            533.57         1
                                       .0000            533.57         90
    ATLANTA         GA    30311        .0000       04/27/01
    0412499675                         .0000       06/01/01            01
    0412499675                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4715533                           7.3750        345,000.00        100
    RUEDA               OTONIEL       7.3750        344,737.48         ZZ
                                      7.1250          2,382.83         1
                                       .0000          2,382.83         72
    BRIGHTON        MA    02135        .0000       04/23/01
    0412509408                         .0000       06/01/01            00
    0412509408                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715535                           8.0000        171,200.00        100
    POSADA              MANUEL        8.0000        171,085.13         ZZ
                                      7.7500          1,256.20         1
                                       .0000          1,256.20         80
    MIAMI           FL    33184        .0000       04/23/01
    0412513426                         .0000       06/01/01            00
    0412513426                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715537                           7.3750        188,000.00        100
    BUMANGLAG           RUFINO        7.3750        187,856.95         ZZ
                                      7.1250          1,298.47         1
                                       .0000          1,298.47         88
    SAN DIEGO       CA    92114        .0000       04/19/01
    0412515785                         .0000       06/01/01            04
    0412515785                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715538                           7.5000        134,400.00        100
    BERNARD             JEFFREY       7.5000        134,300.26         ZZ
                                      7.2500            939.74         1
                                       .0000            939.74         80
    CARMICHAEL      CA    95608        .0000       04/23/01
    0412518508                         .0000       06/01/01            00
    0412518508                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715555                           7.6250        242,500.00        100
    WOOLLARD            SYDNEY        7.6250        242,324.49         ZZ
                                      7.3750          1,716.40         1
                                       .0000          1,716.40         75
    FORT BRAGG      CA    95437        .0000       04/18/01
    0412538118                         .0000       06/01/01            00
    0412538118                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715558                           7.1250         61,500.00        100
    BAILEY              BONNIE        7.1250         61,450.82         ZZ
                                      6.8750            414.34         1
                                       .0000            414.34         69
    OCOEE           FL    34761        .0000       04/18/01
    0412539629                         .0000       06/01/01            00
    0412539629                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715563                           8.5000        150,300.00        100
    SHAPIRO             BARRY         8.5000        150,208.94         ZZ
                                      8.2500          1,155.68         2
                                       .0000          1,155.68         90
    BROOKLYN        NY    11208        .0000       04/26/01
    0412551566                         .0000       06/01/01            04
    0412551566                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4715570                           7.8750        405,600.00        100
    YETTER              DEAN          7.8750        405,320.87         ZZ
                                      7.6250          2,940.88         1
                                       .0000          2,940.88         80
    SEATTLE         WA    98136        .0000       04/19/01
    0412559783                         .0000       06/01/01            00
    0412559783                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715571                           7.5000        197,000.00        100
    ROSELL              GEORGE        7.5000        196,853.80         ZZ
                                      7.2500          1,377.45         1
                                       .0000          1,377.45         95
    ROCKLIN         CA    95677        .0000       04/18/01
    0412561458                         .0000       06/01/01            01
    0412561458                         .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715573                           7.0000        190,000.00        100
    SCISSORS            ROBERT        7.0000        189,844.26         ZZ
                                      6.7500          1,264.07         1
                                       .0000          1,264.07         62
    DELRAY BEACH    FL    33455        .0000       04/23/01
1


    0412562258                         .0000       06/01/01            00
    0412562258                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4715574                           8.0000         95,100.00        100
    ANDREWS             TOXIE         8.0000         95,036.19         ZZ
                                      7.7500            697.81         1
                                       .0000            697.81         80
    HELOTES         TX    78023        .0000       04/26/01
    0412562746                         .0000       06/01/01            00
    0412562746                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715581                           8.5000        100,800.00        100
    ALMENDAREZ          PATRICK       8.5000        100,738.94         ZZ
                                      8.2500            775.06         2
                                       .0000            775.06         90
    MANCHESTER      NH    03103        .0000       04/27/01
    0412562605                         .0000       06/01/01            10
    0412565590                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4715592                           7.6250         78,300.00        100
    CHAVEZ              FLADIS        7.6250         78,243.33         ZZ
1


                                      7.3750            554.20         1
                                       .0000            554.20         90
    MIAMI           FL    33177        .0000       04/27/01
    0412573180                         .0000       06/01/01            10
    0412573180                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4715596                           7.5000        135,200.00        100
    LEON                CARLOS        7.5000        135,099.66         ZZ
                                      7.2500            945.34         1
                                       .0000            945.34         80
    COOPER CITY     FL    33328        .0000       04/27/01
    0412575243                         .0000       06/01/01            00
    0412575243                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4715602                           8.6250        120,000.00        100
    STEVENS             LESLIE        8.6250        119,929.15         ZZ
                                      8.3750            933.35         1
                                       .0000            933.35         79
    CYPRESS         TX    77429        .0000       04/26/01
    0412582447                         .0000       06/01/01            00
    0412582447                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000
1




    4715611                           8.2500        364,000.00        100
    BRUGH               KENNETH       8.2500        363,767.89         ZZ
                                      8.0000          2,734.61         1
                                       .0000          2,734.61         80
    AUSTIN          TX    78731        .0000       04/26/01
    0412588659                         .0000       06/01/01            00
    0412588659                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4715617                           8.8750         48,000.00        100
    RUSSELL             SCOTT         8.8750         47,973.09         ZZ
                                      8.6250            381.91         1
                                       .0000            381.91         80
    MEMPHIS         TN    38127        .0000       04/27/01
    0412595548                         .0000       06/01/01            00
    0412595548                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4715629                           7.8750         71,550.00        100
    WHITMAN             ROBERT        7.8750         71,500.76         ZZ
                                      7.6250            518.79         1
                                       .0000            518.79         90
    LUBBOCK         TX    79424        .0000       04/27/01
    0412606451                         .0000       06/01/01            04
    0412606451                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4715630                           8.3750        129,000.00        100
    COOK                DONNA         8.3750        128,919.82         ZZ
                                      8.1250            980.49         1
                                       .0000            980.49         70
    CLARKSTON       MI    48348        .0000       04/27/01
    0412606881                         .0000       06/01/01            00
    0412606881                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           29             0           00/00/00
                                        O             .0000


    4717682                           7.6250        136,000.00        100
    KAGAN               ANGELIKA      7.6250        135,901.57         ZZ
                                      7.3750            962.60         1
                                       .0000            962.60         80
    DENVER          CO    80224        .0000       04/09/01
    0432765535                         .0000       06/01/01            00
    116161                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4718083                           7.6250        336,000.00        100
    OLIVO               JOAN          7.6250        335,756.81         ZZ
                                      7.3750          2,378.19         1
                                       .0000          2,378.19         74
    SMITHTOWN       NY    11787        .0000       04/04/01
    0249713284                         .0000       06/01/01            00
    0249713284                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4720553                           8.1250        284,000.00        100
    REDIESS             WILLIAM       8.1250        283,814.23         ZZ
                                      7.8750          2,108.69         1
                                       .0000          2,108.69         80
    DENVER          CO    80206        .0000       04/10/01
    0432759009                         .0000       06/01/01            00
    116178                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4720757                           7.5000        200,000.00        100
    CLAAR               STEVEN        7.5000        199,851.57         ZZ
                                      7.2500          1,398.43         1
                                       .0000          1,398.43         80
    BEND            OR    97701        .0000       03/30/01
    0432782365                         .0000       06/01/01            00
    5002064                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    K56/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4721107                           7.2500        195,000.00        100
    NEEL                JASON         7.2500        194,694.86         ZZ
                                      7.0000          1,330.24         1
                                       .0000          1,330.24         65
    REDMOND         OR    97756        .0000       03/28/01
    0432772812                         .0000       05/01/01            00
    1240165                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    K56/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4722960                           7.3750        184,500.00        100
    ELLIOTT             ELISABETH     7.3750        184,500.00         ZZ
                                      7.1250          1,274.30         1
                                       .0000          1,274.30         90
    SAN PEDRO       CA    90732        .0000       05/08/01
    0432816700                         .0000       07/01/01            11
    0078782                            .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    G13/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4723339                           8.2500        116,800.00        100
    PASQUALE            CORINNE       8.2500        116,725.52         ZZ
                                      8.0000            877.48         1
                                       .0000            877.48         85
    OLD SAYBROOK    CT    06475        .0000       04/30/01
    0412452625                         .0000       06/01/01            04
    0412452625                         .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723340                           8.2500         90,000.00        100
    BUERMAN             KRISTA        8.2500         89,942.61         ZZ
                                      8.0000            676.14         1
                                       .0000            676.14         90
    ST CLOUD        MN    56303        .0000       04/24/01
1


    0412454563                         .0000       06/01/01            04
    0412454563                         .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723346                           8.7500        106,200.00        100
    DEBELLIS            DAVID         8.7500        106,138.90         ZZ
                                      8.5000            835.48         2
                                       .0000            835.48         90
    FORT LAUDERDAL  FL    33311        .0000       04/26/01
    0412486417                         .0000       06/01/01            10
    0412486417                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4723351                           8.0000         76,950.00        100
    BREEDEN             MARGARET      8.0000         76,898.37         ZZ
                                      7.7500            564.63         1
                                       .0000            564.63         95
    SEVIERVILLE     TN    37876        .0000       04/30/01
    0412494486                         .0000       06/01/01            04
    0412494486                         .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723362                           8.5000        233,700.00        100
    MARTINEZ            OLGA          8.5000        233,558.42         E
1


                                      8.2500          1,796.95         1
                                       .0000          1,796.95         95
    BROOKLINE       MA    02445        .0000       04/30/01
    0412516502                         .0000       06/01/01            04
    0412516502                         .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4723378                           8.7500        243,000.00        100
    KIRK                BRIAN         8.7500        242,860.20         ZZ
                                      8.5000          1,911.68         1
                                       .0000          1,911.68         90
    DANIELSVILLE    GA    30633        .0000       04/24/01
    0412537284                         .0000       06/01/01            10
    0412537284                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723386                           8.5000        155,000.00        100
    MOLINA              MISAEL        8.5000        154,906.10         ZZ
                                      8.2500          1,191.82         1
                                       .0000          1,191.82         90
    HIALEAH         FL    33013        .0000       04/30/01
    0412541633                         .0000       06/01/01            01
    0412541633                         .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4723392                           7.7500        220,000.00        100
    BEEMAN              JAY           7.7500        219,844.72         ZZ
                                      7.5000          1,576.11         1
                                       .0000          1,576.11         80
    ARGYLE          TX    76226        .0000       04/25/01
    0412545550                         .0000       06/01/01            00
    0412545550                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723396                           7.6250        132,000.00        100
    BRONDO              LAURA         7.6250        131,904.46         ZZ
                                      7.3750            934.29         1
                                       .0000            934.29         80
    HOLLYWOOD       FL    33021        .0000       04/24/01
    0412548414                         .0000       06/01/01            00
    0412548414                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723398                           8.8750        360,000.00        100
    WOO                 YEANNA        8.8750        359,798.18         ZZ
                                      8.6250          2,864.32         1
                                       .0000          2,864.32         80
    SEATTLE         WA    98118        .0000       04/20/01
    0412548729                         .0000       06/01/01            00
    0412548729                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723402                           7.7500        140,000.00        100
    MITCHELL            CHARLES       7.7500        139,901.19         ZZ
                                      7.5000          1,002.98         1
                                       .0000          1,002.98         70
    SAN CLEMENTE    CA    92672        .0000       04/24/01
    0412549164                         .0000       06/01/01            00
    0412549164                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4723406                           8.0000         61,200.00        100
    SWANSON             CINDY         8.0000         61,158.94         ZZ
                                      7.7500            449.06         1
                                       .0000            449.06         85
    SOUTH BEND      IN    46614        .0000       04/25/01
    0412551707                         .0000       06/01/01            04
    0412551707                         .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723414                           9.0000        111,600.00        100
    HEINZ               BILLY         9.0000        111,539.04         ZZ
                                      8.7500            897.96         1
                                       .0000            897.96         80
    CARSON CITY     NV    89701        .0000       04/25/01
    0412554313                         .0000       06/01/01            00
    0412554313                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4723420                           8.8750         92,000.00        100
    EHRSAM              KENNETH       8.8750         91,948.43         ZZ
                                      8.6250            731.99         1
                                       .0000            731.99         80
    CARROLLTON      TX    75007        .0000       04/23/01
    0412556979                         .0000       06/01/01            00
    0412556979                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723428                           8.6250         90,000.00        100
    WALTHALL            ANN           8.6250         89,946.87         ZZ
                                      8.3750            700.01         1
                                       .0000            700.01         72
    WEST BLOOMFIEL  MI    48324        .0000       04/25/01
    0412560344                         .0000       06/01/01            00
    0412560344                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723429                           7.8750        106,400.00        100
    GUILE               KRISTI        7.8750        106,326.78         ZZ
                                      7.6250            771.47         1
                                       .0000            771.47         80
    GLENPOOL        OK    74033        .0000       04/25/01
    0412560468                         .0000       06/01/01            00
    0412560468                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723438                           8.8750         79,500.00        100
    FRAY                BEVERLY       8.8750         79,455.43         ZZ
                                      8.6250            632.54         1
                                       .0000            632.54         88
    MIAMI           FL    33179        .0000       04/25/01
    0412565343                         .0000       06/01/01            01
    0412565343                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4723442                           8.1250        149,400.00        100
    HAUSER              BRADLEY       8.1250        149,302.27         ZZ
                                      7.8750          1,109.29         1
                                       .0000          1,109.29         90
    NORTH LITTLE R  AR    72116        .0000       04/25/01
    0412566358                         .0000       06/01/01            10
    0412566358                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723457                           8.0000        196,000.00        100
    REVAY               MICHAEL       8.0000        195,868.49         ZZ
                                      7.7500          1,438.18         1
                                       .0000          1,438.18         80
    WOODLAND PARK   CO    80863        .0000       04/30/01
1


    0412568842                         .0000       06/01/01            00
    0412568842                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723466                           7.5000        154,000.00        100
    STALLING JR         RAYMOND       7.5000        153,885.71         ZZ
                                      7.2500          1,076.79         1
                                       .0000          1,076.79         80
    TRACY'S LANDIN  MD    20779        .0000       04/25/01
    0412570475                         .0000       06/01/01            00
    0412570475                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723476                           7.7500        308,000.00        100
    CUPPLES             DIANE         7.7500        307,782.62         E
                                      7.5000          2,206.55         1
                                       .0000          2,206.55         80
    KENWOOD         CA    95452        .0000       04/24/01
    0412575722                         .0000       06/01/01            00
    0412575722                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4723485                           7.8750         61,200.00        100
    HOLLMANN            GERALD        7.8750         61,157.89         ZZ
1


                                      7.6250            443.74         1
                                       .0000            443.74         90
    CHESHIRE        CT    06410        .0000       04/30/01
    0412578676                         .0000       06/01/01            04
    0412578676                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4723494                           8.7500        200,000.00        100
    DIAMOND             LEAH          8.7500        199,884.93         ZZ
                                      8.5000          1,573.40         1
                                       .0000          1,573.40         47
    SUGARLOAF KEY   FL    33042        .0000       04/25/01
    0412582389                         .0000       06/01/01            00
    0412582389                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723499                           8.8750         42,000.00        100
    MICELI              JENNY         8.8750         41,976.45         ZZ
                                      8.6250            334.17         1
                                       .0000            334.17         75
    PUEBLO          CO    81004        .0000       04/27/01
    0412583098                         .0000       06/01/01            00
    0412583098                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4723501                           8.3750         83,250.00        100
    GARNER              TODD          8.3750         83,198.26         ZZ
                                      8.1250            632.76         1
                                       .0000            632.76         90
    CHARLOTTE       NC    28205        .0000       04/30/01
    0412583486                         .0000       06/01/01            04
    0412583486                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4723512                           7.5000        253,600.00        100
    FEELEY              CHRISTOPH     7.5000        253,411.79         ZZ
                                      7.2500          1,773.21         1
                                       .0000          1,773.21         80
    DENVER          CO    80220        .0000       04/25/01
    0412593030                         .0000       06/01/01            00
    0412593030                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723513                           7.6250        248,000.00        100
    OBERG               ERIC          7.6250        247,820.50         ZZ
                                      7.3750          1,755.33         1
                                       .0000          1,755.33         80
    DALLAS          TX    75219        .0000       04/25/01
    0412593923                         .0000       06/01/01            00
    0412593923                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4723520                           8.5000        138,400.00        100
    WALKER              KENT          8.5000        138,316.15         ZZ
                                      8.2500          1,064.18         2
                                       .0000          1,064.18         80
    BOCA RATON      FL    33431        .0000       04/30/01
    0412600058                         .0000       06/01/01            00
    0412600058                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4723526                           8.0000         99,000.00        100
    KOSAL               EROL          8.0000         98,933.57         ZZ
                                      7.7500            726.43         1
                                       .0000            726.43         80
    HOUSTON         TX    77062        .0000       04/30/01
    0412601577                         .0000       06/01/01            00
    0412601577                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4723534                           8.3750         98,100.00        100
    LANUZA              NELSON        8.3750         98,039.03         ZZ
                                      8.1250            745.63         4
                                       .0000            745.63         90
    CENTRAL FALLS   RI    02863        .0000       04/30/01
    0412616468                         .0000       06/01/01            04
    0412616468                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4723535                           8.8750         50,000.00        100
    ZANINI              JOHN          8.8750         49,971.97         ZZ
                                      8.6250            397.82         1
                                       .0000            397.82         55
    PORT ST. LUCIE  FL    34952        .0000       04/30/01
    0412623845                         .0000       06/01/01            00
    0412623845                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4723626                           8.5000         24,300.00        100
    LYERLY              MELIA         8.5000         24,285.27         ZZ
                                      8.2500            186.85         1
                                       .0000            186.85         90
    GASTONIA        NC    28052        .0000       05/01/01
    0400402616                         .0000       06/01/01            04
    0400402616                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4723873                           7.6250        145,600.00        100
    BARCLAY             RICHARD       7.6250        145,388.57         ZZ
                                      7.3750          1,030.55         1
                                       .0000          1,030.55         80
    AURORA          CO    80012        .0000       03/30/01
    0432749885                         .0000       05/01/01            00
    113439                             .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4724710                           7.8750        170,000.00        100
    SAUERS              DWAINE        7.8750        169,883.01         ZZ
                                      7.6250          1,232.62         1
                                       .0000          1,232.62         85
    ENGLEWOOD       CO    80110        .0000       04/13/01
    0432769487                         .0000       06/01/01            10
    111860                             .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4724918                           7.8750        200,000.00        100
    POLO                LUIS          7.8750        199,862.36         ZZ
                                      7.6250          1,450.14         1
                                       .0000          1,450.14         80
    CORONA          NY    11368        .0000       04/24/01
    0249661403                         .0000       06/01/01            00
    0249661403                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4725150                           8.0000        178,515.00        100
    PRETE               MICHAEL       8.0000        178,395.22         ZZ
                                      7.7500          1,309.88         4
                                       .0000          1,309.88         90
    GEORGETOWN      TX    78628        .0000       04/30/01
1


    0432766301                         .0000       06/01/01            11
    82300410023F                       .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4725620                           7.6250        105,600.00        100
    RODRIGUEZ           LUIS          7.6250        105,523.57         ZZ
                                      7.3750            747.43         2
                                       .0000            747.43         80
    HOLLYWOOD       FL    33024        .0000       04/24/01
    0432766129                         .0000       06/01/01            00
    03191901                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    642/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4726814                           7.8750        176,000.00        100
    CRAWFORD JR         DAVID         7.8750        175,872.38         ZZ
                                      7.6250          1,276.12         1
                                       .0000          1,276.12         78
    KREMMLING       CO    80459        .0000       04/05/01
    0432754810                         .0000       06/01/01            00
    113690                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4727844                           7.7500        400,000.00        100
    RUBENSTEIN          DAVID         7.7500        400,000.00         ZZ
1


                                      7.5000          2,865.65         1
                                       .0000          2,865.65         78
    GILROY          CA    95020        .0000       04/24/01
    0432799021                         .0000       07/01/01            00
    46000610266F                       .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4728681                           8.0000        314,000.00        100
    GIRZONE             JOSEPH        8.0000        313,789.31         ZZ
                                      7.7500          2,304.02         1
                                       .0000          2,304.02         58
    LOTHIAN         MD    20711        .0000       04/30/01
    0432749422                         .0000       06/01/01            00
    30501069                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4729022                           8.5000        164,000.00        100
    KUHN                ROBERT        8.5000        163,800.59         ZZ
                                      8.2500          1,261.02         1
                                       .0000          1,261.02         80
    OSSINING        NY    10562        .0000       03/12/01
    3933124                            .0000       05/01/01            00
    3933124                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    4729023                           8.7500        560,000.00        100
    OROSKAR             ANIL          8.7500        559,677.81         ZZ
                                      8.5000          4,405.52         1
                                       .0000          4,405.52         80
    HINSDALE        IL    60523        .0000       03/30/01
    4315295                            .0000       06/01/01            00
    4315295                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4729025                           8.8750        998,000.00        100
    KAEHLER             JR            8.8750        996,876.86         ZZ
                                      8.6250          7,940.54         1
                                       .0000          7,940.54         50
    KENILWORTH      IL    60043        .0000       03/22/01
    4351773                            .0000       05/01/01            00
    4351773                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4729026                           8.7500        324,000.00        100
    TIMOTIJEVIC         VESELIN       8.7500        323,625.82         ZZ
                                      8.5000          2,548.91         1
                                       .0000          2,548.91         80
    LEMONT          IL    60439        .0000       03/15/01
    4355513                            .0000       05/01/01            00
    4355513                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4729028                           7.8750        180,600.00        100
    RAMLOGAN            ROHAN         7.8750        180,350.60         ZZ
                                      7.6250          1,309.48         3
                                       .0000          1,309.48         95
    MANVILLE        NJ    08835        .0000       03/30/01
    4488483                            .0000       05/01/01            10
    4488483                            .0000       04/01/31           30
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4730291                           7.1250         70,000.00        100
    PARK                HYUNA         7.1250         69,831.07         ZZ
                                      6.8750            471.60         1
                                       .0000            471.60         49
    LOS ANGELES     CA    90005        .0000       02/20/01
    0432795839                         .0000       04/01/01            00
    302758                             .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    Q59/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4730666                           8.2500        140,000.00        100
    BARNETT             DANIEL        8.2500        139,910.73         ZZ
                                      8.0000          1,051.77         2
                                       .0000          1,051.77         80
    DALLAS          TX    75206        .0000       05/01/01
    0412416653                         .0000       06/01/01            00
    0412416653                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4730667                           7.3750        540,000.00        100
    HUME                ROGER         7.3750        539,589.10         ZZ
                                      7.1250          3,729.65         1
                                       .0000          3,729.65         68
    GRANITE BAY     CA    95746        .0000       04/20/01
    0412447716                         .0000       06/01/01            00
    0412447716                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4730670                           8.0000         60,000.00        100
    WEBER               DORA          8.0000         59,959.74         ZZ
                                      7.7500            440.26         1
                                       .0000            440.26         71
    EL PASO         TX    79902        .0000       04/20/01
    0412488611                         .0000       06/01/01            00
    0412488611                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4730671                           8.5000         61,500.00        100
    BASHIRI             ASHKAN        8.5000         61,462.74         ZZ
                                      8.2500            472.88         2
                                       .0000            472.88         75
    SACRAMENTO      CA    95838        .0000       04/17/01
    0412504557                         .0000       06/01/01            00
    0412504557                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4730672                           7.7500        139,200.00        100
    SCHOLZ              HARALD        7.7500        139,101.75         ZZ
                                      7.5000            997.25         1
                                       .0000            997.25         80
    CULVER CITY     CA    90230        .0000       04/16/01
    0412507931                         .0000       06/01/01            00
    0412507931                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4730677                           8.2500         71,100.00        100
    SNEDDON             JANICE        8.2500         70,954.66         ZZ
                                      8.0000            534.15         1
                                       .0000            534.15         90
    DECATUR         IL    62526        .0000       04/26/01
    0412525719                         .0000       06/01/01            04
    0412525719                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4730684                           8.0000        114,750.00        100
    CHEMMACHEL          KURUVILLA     8.0000        114,673.01         ZZ
                                      7.7500            841.99         4
                                       .0000            841.99         90
    WHITE SETTLEME  TX    76108        .0000       05/01/01
1


    0412541724                         .0000       06/01/01            04
    0412541724                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4730685                           8.0000        114,750.00        100
    CHEMMACHEL          KURUVILLA     8.0000        114,673.01         ZZ
                                      7.7500            841.99         4
                                       .0000            841.99         90
    WHITE SETTLEME  TX    76108        .0000       05/01/01
    0412543258                         .0000       06/01/01            04
    0412543258                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4730687                           8.0000        114,750.00        100
    CHEMMACHEL          KURUVILLA     8.0000        114,673.01         ZZ
                                      7.7500            841.99         4
                                       .0000            841.99         90
    WHITE SETTLEME  TX    76108        .0000       05/01/01
    0412543415                         .0000       06/01/01            04
    0412543415                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4730689                           8.0000        114,750.00        100
    CHEMMACHEL          KURUVILLA     8.0000        114,673.01         ZZ
1


                                      7.7500            841.99         4
                                       .0000            841.99         90
    WHITE SETTLEME  TX    76108        .0000       05/01/01
    0412544090                         .0000       06/01/01            04
    0412544090                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4730690                           8.3750         71,850.00        100
    LITTLE LOVE         BARBARA       8.3750         71,805.34         ZZ
                                      8.1250            546.11         1
                                       .0000            546.11         85
    DETROIT         MI    48205        .0000       04/26/01
    0412545543                         .0000       06/01/01            04
    0412545543                         .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4730706                           9.0000         74,850.00        100
    BUSCHING            CHRISTOPH     9.0000         74,809.12         ZZ
                                      8.7500            602.26         1
                                       .0000            602.26         90
    VIRGINIA BEACH  VA    23325        .0000       04/30/01
    0412562415                         .0000       06/01/01            04
    0412562415                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4730723                           8.8750         52,600.00        100
    ZIOLA JR            JAMES         8.8750         52,570.51         ZZ
                                      8.6250            418.51         1
                                       .0000            418.51         80
    SOUTH BEND      IN    46628        .0000       05/01/01
    0412582967                         .0000       06/01/01            00
    0412582967                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4730730                           8.2500        161,000.00        100
    OLAGBAJU            OLUWASAYO     8.2500        160,897.34         ZZ
                                      8.0000          1,209.54         1
                                       .0000          1,209.54         90
    FRIDLEY         MN    55432        .0000       05/01/01
    0412595530                         .0000       06/01/01            04
    0412595530                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4730738                           8.5000         88,200.00        100
    ARIZECHI            MICHAEL       8.5000         88,146.57         ZZ
                                      8.2500            678.18         2
                                       .0000            678.18         90
    IRVINGTON       NJ    07111        .0000       05/01/01
    0412614968                         .0000       06/01/01            04
    0412614968                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4730813                           8.3750        137,850.00        100
    SMITHYMAN           JOHN          8.3750        137,764.32         ZZ
                                      8.1250          1,047.76         4
                                       .0000          1,047.76         73
    EULESS          TX    76040        .0000       04/26/01
    0400397659                         .0000       06/01/01            00
    0400397659                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4731902                           8.2500         85,000.00        100
    DYGERT              JEAN          8.2500         83,720.48         ZZ
                                      8.0000            638.58         3
                                       .0000            638.58         72
    ROCHESTER       NY    14620        .0000       04/09/01
    0189748052                         .0000       06/01/01            00
    0189748052                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4732251                           8.2500        448,000.00        100
    REED                WILLIAM       8.2500        448,000.00         ZZ
                                      8.0000          3,365.67         1
                                       .0000          3,365.67         80
    DALLAS          TX    75208        .0000       05/01/01
    0432802643                         .0000       07/01/01            00
    0102017                            .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    Q69/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4734963                           7.8750        176,000.00        100
    CIPKAR              ALBERT        7.8750        175,878.88         ZZ
                                      7.6250          1,276.12         1
                                       .0000          1,276.12         74
    PAROWAN         UT    84761        .0000       04/26/01
    0432787828                         .0000       06/01/01            00
    64200310143F                       .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4737441                           7.7500        119,700.00        100
    SOGOIAN             MIKAEL        7.7500        119,615.51         ZZ
                                      7.5000            857.55         1
                                       .0000            857.55         90
    WOODBRIDGE      VA    22192        .0000       04/30/01
    0432762359                         .0000       06/01/01            12
    21300153                           .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4737683                           7.7500         65,000.00        100
    WILSON              RICHARD       7.7500         64,954.12         ZZ
                                      7.5000            465.67         1
                                       .0000            465.67         52
    SEGUIN          TX    78155        .0000       04/26/01
    0412500167                         .0000       06/01/01            00
    0412500167                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4737684                           8.3750        100,000.00        100
    MICHALEWICZ         BRIAN         8.3750         99,937.85         ZZ
                                      8.1250            760.07         1
                                       .0000            760.07         79
    SAN MARCOS      TX    78666        .0000       04/24/01
    0412501405                         .0000       06/01/01            00
    0412501405                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4737695                           8.0000        115,000.00        100
    RUBINO              DOMINIC       8.0000        114,922.84         ZZ
                                      7.7500            843.83         1
                                       .0000            843.83         63
    MACOMB          MI    48044        .0000       04/27/01
    0412524381                         .0000       06/01/01            00
    0412524381                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4737701                           7.7500         88,000.00        100
    CARRIE              JERRI ANN     7.7500         87,737.89         ZZ
                                      7.5000            630.44         1
                                       .0000            630.44         58
    GARLAND         TX    75044        .0000       04/27/01
1


    0412542193                         .0000       06/01/01            00
    0412542193                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4737711                           7.6250        220,000.00        100
    THOMPSON            MELISSA       7.6250        219,840.77         ZZ
                                      7.3750          1,557.15         1
                                       .0000          1,557.15         63
    SARASOTA        FL    34231        .0000       04/27/01
    0412556375                         .0000       06/01/01            00
    0412556375                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4737713                           7.7500        460,000.00        100
    DUDEK               RICHARD       7.7500        459,675.33         ZZ
                                      7.5000          3,295.50         1
                                       .0000          3,295.50         80
    LARKSPUR        CO    80118        .0000       04/25/01
    0412558827                         .0000       06/01/01            00
    0412558827                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4737719                           7.5000        460,000.00        100
    SWEIDAN             ALA           7.5000        459,658.61         ZZ
1


                                      7.2500          3,216.39         1
                                       .0000          3,216.39         80
    ANN ARBOR       MI    48103        .0000       04/27/01
    0412564601                         .0000       06/01/01            00
    0412564601                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4737721                           7.7500        100,000.00        100
    REED                HELEN         7.7500         99,929.42         ZZ
                                      7.5000            716.41         1
                                       .0000            716.41         80
    HUBBARDTON      VT    05735        .0000       04/27/01
    0412568107                         .0000       06/01/01            00
    0412568107                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4737728                           7.5000        320,000.00        100
    YAMAZAKI            FRANCIS       7.5000        319,762.51         ZZ
                                      7.2500          2,237.49         1
                                       .0000          2,237.49         70
    TORRANCE        CA    90503        .0000       04/25/01
    0412576993                         .0000       06/01/01            00
    0412576993                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4737736                           8.8750         74,100.00        100
    AVERY               SAMANTHA      8.8750         74,058.46         ZZ
                                      8.6250            589.57         1
                                       .0000            589.57         95
    PLAISTOW        NH    03865        .0000       05/01/01
    0412583361                         .0000       06/01/01            04
    0412583361                         .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4737739                           8.3750         50,400.00        100
    BOWYERS             STEVEN        8.3750         50,368.67         ZZ
                                      8.1250            383.08         1
                                       .0000            383.08         90
    ROANOKE         VA    24017        .0000       04/30/01
    0412586091                         .0000       06/01/01            04
    0412586091                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4737746                           8.1250        229,500.00        100
    CHAMBERLAIN         SAM           8.1250        229,349.88         ZZ
                                      7.8750          1,704.03         1
                                       .0000          1,704.03         90
    ANAHEIM         CA    92808        .0000       04/25/01
    0412592917                         .0000       06/01/01            04
    0412592917                         .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4737749                           8.6250        193,500.00        100
    CRIST               NEIL          8.6250        193,385.76         ZZ
                                      8.3750          1,505.02         1
                                       .0000          1,505.02         75
    BOUNTIFUL       UT    84010        .0000       04/26/01
    0412594376                         .0000       06/01/01            00
    0412594376                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4737755                           7.8750        500,000.00        100
    CAVANAGH            THOMAS        7.8750        499,655.90         ZZ
                                      7.6250          3,625.35         1
                                       .0000          3,625.35         79
    AUSTIN          TX    78738        .0000       04/27/01
    0412599342                         .0000       06/01/01            00
    0412599342                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4737760                           8.8750         39,425.00        100
    MOORHEAD            J. AMANDA     8.8750         39,402.90         ZZ
                                      8.6250            313.68         1
                                       .0000            313.68         95
    WEBSTER         TX    77598        .0000       05/02/01
    0412609554                         .0000       06/01/01            04
    0412609554                         .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4741142                           7.2500        406,800.00        100
    MCROBERTS           JAN           7.2500        406,482.66         ZZ
                                      7.0000          2,775.09         1
                                       .0000          2,775.09         68
    BOULDER         CO    80302        .0000       05/01/01
    0432772804                         .0000       06/01/01            00
    JJ33869B01                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    G51/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4742870                           8.0000        104,000.00        100
    LAMPERT IV          SADRON        8.0000        103,930.21         ZZ
                                      7.7500            763.12         1
                                       .0000            763.12         80
    FRONT ROYAL     VA    22630        .0000       04/26/01
    0432765014                         .0000       06/01/01            00
    21701071                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4743339                           7.3750        400,000.00        100
    BALDWIN             TIMOTHY       7.3750        400,000.00         ZZ
                                      7.1250          2,762.70         1
                                       .0000          2,762.70         75
    SCOTTSDALE      AZ    85260        .0000       05/08/01
    0432804748                         .0000       07/01/01            00
    115283                             .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4744163                           7.1250         44,900.00        100
    MARTY               JAMES         7.1250         44,864.09         ZZ
                                      6.8750            302.50         1
                                       .0000            302.50         38
    CLOVIS          CA    93611        .0000       04/23/01
    0432808947                         .0000       06/01/01            00
    36500210426F                       .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4744754                           7.1250        268,000.00        100
    KAVANAUGH           LAWRENCE      7.1250        267,785.68         ZZ
                                      6.8750          1,805.57         1
                                       .0000          1,805.57         80
    MIAMI           FL    33157        .0000       05/01/01
    0412479792                         .0000       06/01/01            00
    0412479792                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4744755                           7.8750        400,000.00        100
    DILL                KEN           7.8750        399,724.72         ZZ
                                      7.6250          2,900.28         1
                                       .0000          2,900.28         76
    MONTARA         CA    94037        .0000       04/27/01
1


    0412487472                         .0000       06/01/01            00
    0412487472                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4744765                           7.5000         57,000.00        100
    RONSHEIMER          SCOTT         7.5000         56,957.70         ZZ
                                      7.2500            398.55         1
                                       .0000            398.55         95
    SACRAMENTO      CA    95826        .0000       04/26/01
    0412530206                         .0000       06/01/01            01
    0412530206                         .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4744766                           8.5000         99,000.00        100
    RELYEA              GEORGIA       8.5000         98,940.03         ZZ
                                      8.2500            761.22         1
                                       .0000            761.22         90
    PEORIA          AZ    85345        .0000       04/24/01
    0412537078                         .0000       06/01/01            04
    0412537078                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4744770                           8.1250        126,000.00        100
    DRESEN              ROBERT        8.1250        125,917.57         ZZ
1


                                      7.8750            935.55         4
                                       .0000            935.55         90
    KENOSHA         WI    53144        .0000       05/03/01
    0412543100                         .0000       06/01/01            01
    0412543100                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4744774                           8.8750        182,000.00        100
    MCELLIGOTT JR.      ROBERT        8.8750        182,000.00         ZZ
                                      8.6250          1,448.07         1
                                       .0000          1,448.07         70
    SAN JOSE        CA    95123        .0000       04/30/01
    0412551210                         .0000       07/01/01            00
    0412551210                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4744777                           7.3750        320,000.00        100
    DEGNAN              JULIE         7.3750        319,756.51         ZZ
                                      7.1250          2,210.16         1
                                       .0000          2,210.16         80
    CONCORD         CA    94521        .0000       04/26/01
    0412553976                         .0000       06/01/01            00
    0412553976                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4744781                           7.5000        469,900.00        100
    BEST                DONALD        7.5000        469,551.27         ZZ
                                      7.2500          3,285.61         1
                                       .0000          3,285.61         80
    SANTA CLARA     CA    95051        .0000       04/20/01
    0412558488                         .0000       06/01/01            00
    0412558488                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4744784                           8.7500         63,000.00        100
    STOUT               M GRANT       8.7500         62,963.76         ZZ
                                      8.5000            495.62         1
                                       .0000            495.62         90
    SAN ANTONIO     TX    78232        .0000       05/03/01
    0412565764                         .0000       06/01/01            01
    0412565764                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4744785                           7.1250        278,400.00        100
    HERNANDEZ           GARY          7.1250        278,177.37         ZZ
                                      6.8750          1,875.63         1
                                       .0000          1,875.63         80
    WESTMINSTER     CO    80021        .0000       04/24/01
    0412570582                         .0000       06/01/01            00
    0412570582                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4744793                           7.7500        320,000.00        100
    CLOTHIER            MICHAEL       7.7500        319,774.15         ZZ
                                      7.5000          2,292.52         1
                                       .0000          2,292.52         80
    NORTH PLAINS    OR    97133        .0000       04/26/01
    0412585168                         .0000       06/01/01            00
    0412585168                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4744794                           8.0000        104,800.00        100
    WEISSERT            DONALD        8.0000        104,666.19         ZZ
                                      7.7500            768.99         1
                                       .0000            768.99         80
    PLACERVILLE     CA    95667        .0000       04/25/01
    0412585705                         .0000       06/01/01            00
    0412585705                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4744808                           7.7500         72,900.00        100
    NOWAK JR            RONALD        7.7500         72,848.55         ZZ
                                      7.5000            522.26         1
                                       .0000            522.26         90
    BRYAN           TX    77803        .0000       05/03/01
    0412616815                         .0000       06/01/01            04
    0412616815                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4747064                           7.7500        159,000.00        100
    YOUSEF              WALID         7.7500        159,000.00         ZZ
                                      7.5000          1,139.10         1
                                       .0000          1,139.10         71
    COLORADO SPRIN  CO    80920        .0000       05/09/01
    0432813996                         .0000       07/01/01            00
    04208401                           .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    642/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4751128                           8.6250         45,000.00        100
    WARE                NEIL          8.6250         44,973.43         ZZ
                                      8.3750            350.01         1
                                       .0000            350.01         90
    NORFOLK         VA    23518        .0000       04/19/01
    0432783637                         .0000       06/01/01            11
    299519                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    J83/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4752552                           7.0000        304,000.00        100
    GARCIA              MARIA         7.0000        304,000.00         ZZ
                                      6.7500          2,022.52         1
                                       .0000          2,022.52         80
    EAST PALO ALTO  CA    94303        .0000       05/09/01
    0432822708                         .0000       07/01/01            00
    89000310016F                       .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4753196                           8.0000        300,000.00        100
    FICKER              RUTH          8.0000        299,798.71         ZZ
                                      7.7500          2,201.29         1
                                       .0000          2,201.29         85
    LOOMIS          CA    95650        .0000       04/26/01
    0412445389                         .0000       06/01/01            04
    0412445389                         .0000       05/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4753198                           8.5000        112,000.00        100
    SWITZER             LINDA         8.5000        111,932.15         ZZ
                                      8.2500            861.18         1
                                       .0000            861.18         78
    BEEVILLE        TX    78102        .0000       04/27/01
    0412471500                         .0000       06/01/01            00
    0412471500                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4753217                           7.8750        322,500.00        100
    FREDRICK            JAMES         7.8750        322,278.06         ZZ
                                      7.6250          2,338.35         1
                                       .0000          2,338.35         75
    FLOWER MOUND    TX    75028        .0000       04/30/01
1


    0412539900                         .0000       06/01/01            00
    0412539900                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4753221                           7.5000        360,000.00        100
    NAVARRE             PAMELA        7.5000        359,732.83         ZZ
                                      7.2500          2,517.17         1
                                       .0000          2,517.17         80
    LA MESA         CA    91941        .0000       04/17/01
    0412546749                         .0000       06/01/01            00
    0412546749                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4753232                           7.5000        232,000.00        100
    WILDER              JAMES         7.5000        231,827.82         ZZ
                                      7.2500          1,622.18         1
                                       .0000          1,622.18         80
    AUSTIN          TX    78727        .0000       04/30/01
    0412564593                         .0000       06/01/01            00
    0412564593                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4753233                           8.0000         99,000.00        100
    WILSON              NANCY         8.0000         98,933.57         ZZ
1


                                      7.7500            726.43         1
                                       .0000            726.43         75
    GREENWOOD       IN    46142        .0000       05/04/01
    0412564791                         .0000       06/01/01            00
    0412564791                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4753239                           8.2500         89,900.00        100
    CAYLOR              SHIRLEY       8.2500         89,842.67         T
                                      8.0000            675.39         1
                                       .0000            675.39         48
    REDDINGTON SHO  FL    33708        .0000       05/04/01
    0412570764                         .0000       06/01/01            00
    0412570764                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           21             0           00/00/00
                                        O             .0000


    4753240                           8.2500        460,000.00        100
    PRICE               DAVID         8.2500        459,706.67         ZZ
                                      8.0000          3,455.83         1
                                       .0000          3,455.83         80
    WIMBERLEY       TX    78676        .0000       04/26/01
    0412570871                         .0000       06/01/01            00
    0412570871                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4753255                           9.1250         56,000.00        100
    WEBB                DAVID         9.1250         55,970.20         ZZ
                                      8.8750            455.63         1
                                       .0000            455.63         80
    OAK PARK        MI    48237        .0000       05/04/01
    0412585937                         .0000       06/01/01            00
    0412585937                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4753265                           7.2500         94,000.00        100
    HAMMANT             ELIZABETH     7.2500         93,926.67         ZZ
                                      7.0000            641.25         1
                                       .0000            641.25         51
    NEW ORLEANS     LA    70124        .0000       04/30/01
    0412594517                         .0000       06/01/01            00
    0412594517                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4753286                           7.7500        166,400.00        100
    DUMONT              SANDRA        7.7500        166,400.00         ZZ
                                      7.5000          1,192.11         1
                                       .0000          1,192.11         80
    SPRING          TX    77379        .0000       05/04/01
    0412608143                         .0000       07/01/01            00
    0412608143                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4753291                           8.1250        172,550.00        100
    MERCER              TIMOTHY       8.1250        172,550.00         ZZ
                                      7.8750          1,281.18         1
                                       .0000          1,281.18         85
    SILT            CO    81652        .0000       05/04/01
    0412618704                         .0000       07/01/01            01
    0412618704                         .0000       06/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4753293                           7.6250        393,000.00        100
    AMDANI              MOHAMMED      7.6250        392,715.56         ZZ
                                      7.3750          2,781.63         1
                                       .0000          2,781.63         75
    PEMBROKE PINES  FL    33028        .0000       05/04/01
    0412625204                         .0000       06/01/01            00
    0412625204                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4753523                           8.5000         35,000.00        100
    RAYWOOD             DESIREE       8.5000         34,978.80         ZZ
                                      8.2500            269.12         1
                                       .0000            269.12         70
    CROWN POINT     NY    12928        .0000       05/04/01
    0400385373                         .0000       06/01/01            00
    0400385373                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4753525                           7.7500         70,000.00        100
    WORDEN              LARRY         7.7500         69,950.59         ZZ
                                      7.5000            501.49         1
                                       .0000            501.49         58
    GALENA          MO    65656        .0000       05/02/01
    0400403911                         .0000       06/01/01            00
    0400403911                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4757805                           8.3750        500,000.00        100
    KIBLER              BRADLEY       8.3750        499,689.22         ZZ
                                      8.1250          3,800.36         1
                                       .0000          3,800.36         46
    ATLANTA         GA    30309        .0000       04/06/01
    0432759116                         .0000       06/01/01            00
    5335744                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4757845                           9.0000        130,000.00        100
    KHIN                NARO          9.0000        129,857.45         ZZ
                                      8.7500          1,046.01         1
                                       .0000          1,046.01         67
    LOWELL          MA    01851        .0000       03/30/01
    0432759165                         .0000       05/01/01            00
    5339778                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4760916                           8.3750         74,653.57        100
    CHISLEY             ROBERT        8.3750         74,606.82         ZZ
                                      8.1250            567.77         1
                                       .0000            567.77         90
    FRESNO          CA    93706        .0000       03/13/01
    0412473266                         .0000       06/01/01            01
    0412473266                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      359                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4760917                           8.7500        100,742.01        100
    CHISLEY             ROBERT        8.7500        100,683.60         ZZ
                                      8.5000            792.99         4
                                       .0000            792.99         90
    FRESNO          CA    93706        .0000       03/13/01
    0412474215                         .0000       06/01/01            01
    0412474215                         .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      359                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4760921                           7.1250        390,000.00        100
    MONTGOMERY JR       ROBERT        7.1250        390,000.00         ZZ
                                      6.8750          2,627.50         1
                                       .0000          2,627.50         75
    ISSAQUAH        WA    98075        .0000       04/30/01
1


    0412502221                         .0000       07/01/01            00
    0412502221                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4760925                           9.0000         78,000.00        100
    AL-MANDWEE          SAMIR         9.0000         78,000.00         ZZ
                                      8.7500            627.61         1
                                       .0000            627.61         90
    SOUTHFIELD      MI    48076        .0000       05/07/01
    0412517815                         .0000       07/01/01            01
    0412517815                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4760940                           8.2500        196,000.00        100
    BANERJEE            JAY           8.2500        196,000.00         T
                                      8.0000          1,472.48         1
                                       .0000          1,472.48         80
    SAN JOSE        CA    95135        .0000       05/01/01
    0412550725                         .0000       07/01/01            00
    0412550725                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4760952                           8.5000         58,000.00        100
    BELL                PATRICIA      8.5000         57,964.86         ZZ
1


                                      8.2500            445.97         1
                                       .0000            445.97         87
    BIRMINGHAM      AL    35208        .0000       05/02/01
    0412562191                         .0000       06/01/01            10
    0412562191                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4760963                           7.5000        408,000.00        100
    WINDOFFER           ERIC          7.5000        408,000.00         ZZ
                                      7.2500          2,852.80         1
                                       .0000          2,852.80         80
    SAN MATEO       CA    94403        .0000       05/01/01
    0412572455                         .0000       07/01/01            00
    0412572455                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4760970                           8.6250         63,000.00        100
    KHAN                SARAH         8.6250         62,551.78         ZZ
                                      8.3750            490.01         1
                                       .0000            490.01         90
    DEARBORN        MI    48126        .0000       05/07/01
    0412579146                         .0000       06/01/01            11
    0412579146                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4760973                           7.7500        320,000.00        100
    BLATNIK             JOHN          7.7500        319,774.15         ZZ
                                      7.5000          2,292.52         1
                                       .0000          2,292.52         80
    ESTANCIA        NM    87016        .0000       05/02/01
    0412582694                         .0000       06/01/01            00
    0412582694                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4760988                           7.8750         65,500.00        100
    VOSBERG             ALBERT        7.8750         65,454.92         ZZ
                                      7.6250            474.92         1
                                       .0000            474.92         51
    SEATAC          WA    98188        .0000       04/30/01
    0412599375                         .0000       06/01/01            00
    0412599375                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4760989                           7.6250        185,000.00        100
    GREGOV              JOHN          7.6250        185,000.00         ZZ
                                      7.3750          1,309.42         1
                                       .0000          1,309.42         79
    SHORELINE       WA    98133        .0000       05/01/01
    0412599912                         .0000       07/01/01            00
    0412599912                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4761006                           7.7500        154,500.00        100
    AHLGRIM             CAROLYN       7.7500        154,390.95         ZZ
                                      7.5000          1,106.86         1
                                       .0000          1,106.86         76
    SANTA FE        NM    87501        .0000       05/02/01
    0412617656                         .0000       06/01/01            00
    0412617656                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4761009                           8.0000         55,200.00        100
    TIFFIN              ELMO          8.0000         55,200.00         ZZ
                                      7.7500            405.04         1
                                       .0000            405.04         80
    NORMAN          OK    73071        .0000       05/07/01
    0412636037                         .0000       07/01/01            00
    0412636037                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4762637                           8.1250        321,800.00        100
    LABOY               JOSEPH        8.1250        321,589.49         ZZ
                                      7.8750          2,389.36         1
                                       .0000          2,389.36         95
    BRIDGEWATER     NJ    08807        .0000       04/27/01
    0400418364                         .0000       06/01/01            04
    0400418364                         .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4762640                           7.3750         74,000.00        100
    PHILLIPS            DAVID         7.3750         74,000.00         ZZ
                                      7.1250            511.10         1
                                       .0000            511.10         66
    FEDERALSBURG    MD    21632        .0000       05/01/01
    0400415923                         .0000       07/01/01            00
    0400415923                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4765006                           7.5000        201,600.00        100
    CARRICK             DONALD        7.5000        201,450.38         ZZ
                                      7.2500          1,409.62         1
                                       .0000          1,409.62         80
    ORTING          WA    98360        .0000       04/09/01
    9830002                            .0000       06/01/01            00
    9830002                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4768965                           7.5000        137,000.00        100
    WHEATLEY            RONALD        7.5000        137,000.00         ZZ
                                      7.2500            957.92         1
                                       .0000            957.92         80
    BIRCH RUN       MI    48415        .0000       05/03/01
    0412539058                         .0000       07/01/01            00
    0412539058                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4768967                           7.8750        157,500.00        100
    CENTERS             PATTY         7.8750        157,500.00         ZZ
                                      7.6250          1,141.98         1
                                       .0000          1,141.98         90
    STANFORD        KY    40484        .0000       05/03/01
    0412546376                         .0000       07/01/01            10
    0412546376                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4768976                           7.7500         88,000.00        100
    ADRIAENS            RICHARD       7.7500         88,000.00         ZZ
                                      7.5000            630.45         1
                                       .0000            630.44         77
    MADISON HEIGHT  MI    48071        .0000       05/08/01
    0412564189                         .0000       07/01/01            00
    0412564189                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4768988                           8.8750         71,820.00        100
    CUNEO               KEVIN         8.8750         71,820.00         ZZ
                                      8.6250            571.43         4
                                       .0000            571.43         90
    HOUSTON         TX    77082        .0000       05/07/01
1


    0412585457                         .0000       07/01/01            01
    0412585457                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4768989                           7.5000        144,000.00        100
    DOLLAR              THOMAS        7.5000        144,000.00         ZZ
                                      7.2500          1,006.87         1
                                       .0000          1,006.87         78
    PLACERVILLE     CA    95667        .0000       05/02/01
    0412586570                         .0000       07/01/01            00
    0412586570                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4768997                           7.8750        441,000.00        100
    PERKO               CINDY         7.8750        441,000.00         ZZ
                                      7.6250          3,197.56         1
                                       .0000          3,197.56         76
    HERRIMAN        UT    84065        .0000       04/30/01
    0412595613                         .0000       07/01/01            00
    0412595613                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4769005                           8.7500        154,350.00        100
    MCDONALD            FREDERICK     8.7500        154,350.00         T
1


                                      8.5000          1,214.27         1
                                       .0000          1,214.27         90
    DAVENPORT       FL    33837        .0000       05/03/01
    0412612582                         .0000       07/01/01            01
    0412612582                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4769013                           8.5000        119,250.00        100
    MILLER              RUSSELL       8.5000        119,250.00         ZZ
                                      8.2500            916.93         4
                                       .0000            916.93         90
    BATON ROUGE     LA    70816        .0000       05/08/01
    0412628430                         .0000       07/01/01            04
    0412628430                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4769015                           7.8750         89,600.00        100
    LIGHT               LINDA         7.8750         89,600.00         ZZ
                                      7.6250            649.66         1
                                       .0000            649.66         80
    HOUSTON         TX    77095        .0000       05/08/01
    0412633067                         .0000       07/01/01            00
    0412633067                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4769255                           8.0000         57,000.00        100
    BURKHART            GERALD        8.0000         56,961.75         ZZ
                                      7.7500            418.25         1
                                       .0000            418.25         78
    MARTINSVILLE    IN    46151        .0000       05/03/01
    0400411062                         .0000       06/01/01            00
    0400411062                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4769831                           8.8750        128,000.00        100
    TRAMS               IGOR          8.8750        127,635.84         ZZ
                                      8.6250          1,018.43         4
                                       .0000          1,018.43         56
    UNIVERSITY CIT  MO    63130        .0000       12/29/00
    236545                             .0000       02/01/01            00
    236545                             .0000       01/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4772165                           8.6250        158,202.00        100
    SECRIST             DAVID         8.6250        158,108.60         ZZ
                                      8.3750          1,230.48         1
                                       .0000          1,230.48         90
    LITTLETON       CO    80125        .0000       04/19/01
    0432814085                         .0000       06/01/01            11
    0104050009                         .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    B28/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4772432                           8.2500        349,600.00        100
    MCCASTER            KEVIN         8.2500        348,239.22         ZZ
                                      8.0000          2,626.43         1
                                       .0000          2,626.43         80
    RANCHO SANTA M  CA    92688        .0000       11/16/00
    138507561                          .0000       01/01/01            00
    138507561                          .0000       12/01/30            0
    0                                  .0000       00/00/00        00/00/00
    025/025                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4774559                           8.5000         98,800.00        100
    RAHMAAN             YAHYA         8.5000         98,800.00         ZZ
                                      8.2500            759.69         1
                                       .0000            759.69         65
    DENVER          CO    80205        .0000       05/17/01
    0432845394                         .0000       07/01/01            00
    010567CH                           .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    M29/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4775760                           7.8750        295,000.00        100
    JARAMILLO           GREGORY       7.8750        294,796.99         ZZ
                                      7.6250          2,138.95         1
                                       .0000          2,138.95         80
    GREELEY         CO    80634        .0000       05/04/01
    0432802817                         .0000       06/01/01            00
    73014410293F                       .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4775852                           7.3750        231,650.00        100
    NEWHOUSE            MARION        7.3750        231,650.00         ZZ
                                      7.1250          1,599.95         1
                                       .0000          1,599.95         88
    RICHMOND        TX    77469        .0000       05/04/01
    0412445876                         .0000       07/01/01            01
    0412445876                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4775861                           7.7500        108,000.00        100
    DAVID               CALLEN        7.7500        107,923.77         ZZ
                                      7.5000            773.73         1
                                       .0000            773.73         79
    WOODLAND        CA    95776        .0000       04/26/01
    0412540007                         .0000       06/01/01            00
    0412540007                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4775870                           8.8750         68,400.00        100
    RADU                GEORGE        8.8750         68,400.00         ZZ
                                      8.6250            544.22         1
                                       .0000            544.22         95
    NORTH PALM BEA  FL    33408        .0000       05/09/01
    0412561185                         .0000       07/01/01            10
    0412561185                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    4775873                           8.7500         91,500.00        100
    STEFFEN             LINDA         8.7500         91,500.00         ZZ
                                      8.5000            719.83         1
                                       .0000            719.83         90
    GRAND JUNCTION  CO    81501        .0000       05/04/01
    0412562985                         .0000       07/01/01            01
    0412562985                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4775875                           8.5000         86,000.00        100
    GRENIER             CHRISTINE     8.5000         86,000.00         T
                                      8.2500            661.27         1
                                       .0000            661.27         73
    GAYLORD         MI    49735        .0000       05/09/01
    0412564825                         .0000       07/01/01            00
    0412564825                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4775884                           8.2500        188,000.00        100
    YETTER              DEAN          8.2500        188,000.00         ZZ
                                      8.0000          1,412.38         1
                                       .0000          1,412.38         80
    SEATTLE         WA    98168        .0000       05/02/01
1


    0412572075                         .0000       07/01/01            00
    0412572075                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4775887                           8.2500        275,000.00        100
    ALVARENGA           JOSE          8.2500        275,000.00         ZZ
                                      8.0000          2,065.98         2
                                       .0000          2,065.98         95
    FAIRVIEW        NJ    07022        .0000       05/09/01
    0412578940                         .0000       07/01/01            04
    0412578940                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4775892                           8.5000        275,000.00        100
    HARRIS              WAYNE         8.5000        275,000.00         ZZ
                                      8.2500          2,114.51         1
                                       .0000          2,114.51         58
    SIMI VALLEY     CA    93065        .0000       05/03/01
    0412583858                         .0000       07/01/01            00
    0412583858                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4775893                           8.0000         66,400.00        100
    ERICKSON            SCOTT         8.0000         66,400.00         ZZ
1


                                      7.7500            487.22         1
                                       .0000            487.22         80
    ORLANDO         FL    32808        .0000       05/09/01
    0412583916                         .0000       07/01/01            00
    0412583916                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4775914                           7.7500        412,000.00        100
    MILES               JAMES         7.7500        412,000.00         ZZ
                                      7.5000          2,951.62         1
                                       .0000          2,951.62         80
    OKLAHOMA CITY   OK    73013        .0000       05/09/01
    0412613028                         .0000       07/01/01            00
    0412613028                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           4              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4775919                           8.8750         36,150.00        100
    ANTISTA             MARK          8.8750         36,150.00         ZZ
                                      8.6250            287.63         2
                                       .0000            287.63         90
    LAKE WORTH      FL    33435        .0000       05/09/01
    0412618183                         .0000       07/01/01            04
    0412618183                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4775927                           8.2500        102,600.00        100
    COOK                DEAN          8.2500        102,600.00         ZZ
                                      8.0000            770.80         1
                                       .0000            770.80         94
    LUTZ            FL    33549        .0000       05/04/01
    0412630329                         .0000       07/01/01            01
    0412630329                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4778429                           8.7500        200,000.00        100
    LIKA                BILL          8.7500        200,000.00         ZZ
                                      8.5000          1,573.41         2
                                       .0000          1,573.41         80
    BROOKLYN        NY    11211        .0000       05/03/01
    0432814630                         .0000       07/01/01            00
    0102229                            .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    A91/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    4778448                           7.7500        200,000.00        100
    LYMAN               ROD           7.7500        199,858.85         ZZ
                                      7.5000          1,432.82         1
                                       .0000          1,432.82         80
    SPRINGFIELD     VA    22153        .0000       04/27/01
    0432783397                         .0000       06/01/01            00
    21701103                           .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4779813                           7.2500        105,600.00        100
    SCHAUER             FRED          7.2500        105,517.62         ZZ
                                      7.0000            720.38         1
                                       .0000            720.38         80
    KINGWOOD        TX    77345        .0000       04/16/01
    0432840296                         .0000       06/01/01            00
    100335                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    758/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4781795                           7.5000        123,300.00        100
    SULLIVAN            CURTIS        7.5000        123,300.00         ZZ
                                      7.2500            862.13         1
                                       .0000            862.13         90
    LAS VEGAS       NV    89108        .0000       05/10/01
    0432815512                         .0000       07/01/01            10
    122801                             .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4782759                           7.8750        300,000.00        100
    FRANZELLA           DAVID         7.8750        300,000.00         ZZ
                                      7.6250          2,175.21         1
                                       .0000          2,175.21         69
    PLEASANTON      CA    94588        .0000       04/29/01
    0412327470                         .0000       07/01/01            00
    0412327470                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4782762                           8.0000        190,000.00        100
    VIERRA              WILLIAM       8.0000        190,000.00         ZZ
                                      7.7500          1,394.15         1
                                       .0000          1,394.15         72
    SAN ANDREAS     CA    95249        .0000       05/01/01
    0412548299                         .0000       07/01/01            00
    0412548299                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4782764                           7.8750        400,000.00        100
    MORALES             VERONICA      7.8750        400,000.00         ZZ
                                      7.6250          2,900.28         1
                                       .0000          2,900.28         85
    SAN JOSE        CA    95124        .0000       05/08/01
    0412550121                         .0000       07/01/01            01
    0412550121                         .0000       06/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4782770                           7.3750        372,000.00        100
    SCHUBERT            JEFFREY       7.3750        372,000.00         ZZ
                                      7.1250          2,569.31         1
                                       .0000          2,569.31         79
    FAIRFIELD       CA    94533        .0000       05/04/01
    0412575268                         .0000       07/01/01            00
    0412575268                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4782771                           8.1250        159,500.00        100
    LONG,JR.            EDWIN         8.1250        159,500.00         ZZ
                                      7.8750          1,184.28         1
                                       .0000          1,184.28         95
    TALLAHASSEE     FL    32311        .0000       05/05/01
    0412575425                         .0000       07/01/01            04
    0412575425                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4782777                           8.1250        464,000.00        100
    UNGER               EUGENE        8.1250        464,000.00         ZZ
                                      7.8750          3,445.19         1
                                       .0000          3,445.19         80
    LOS ANGELES     CA    90046        .0000       05/02/01
    0412583577                         .0000       07/01/01            00
    0412583577                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4782781                           8.1250        402,000.00        100
    PHOENIX             DAVID         8.1250        402,000.00         ZZ
                                      7.8750          2,984.84         1
                                       .0000          2,984.84         74
    LOS ANGELES     CA    90045        .0000       05/02/01
1


    0412592149                         .0000       07/01/01            00
    0412592149                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4782785                           8.7500         43,000.00        100
    LEE                 GARY          8.7500         43,000.00         ZZ
                                      8.5000            338.28         1
                                       .0000            338.28         66
    LANTANA         FL    33462        .0000       05/09/01
    0412602872                         .0000       07/01/01            00
    0412602872                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4782786                           8.7500         52,000.00        100
    LEE                 GARY          8.7500         52,000.00         ZZ
                                      8.5000            409.08         1
                                       .0000            409.08         74
    LANTANA         FL    33462        .0000       05/09/01
    0412603136                         .0000       07/01/01            00
    0412603136                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4782794                           7.2500        208,515.00        100
    SCHULTZ             DAVID         7.2500        208,515.00         ZZ
1


                                      7.0000          1,422.44         1
                                       .0000          1,422.44         71
    FRISCO          TX    75034        .0000       05/03/01
    0412610917                         .0000       07/01/01            00
    0412610917                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4782795                           7.8750         30,000.00        100
    DUBOSE              WINSTON       7.8750         30,000.00         ZZ
                                      7.6250            217.52         1
                                       .0000            217.52         80
    MACON           GA    31202        .0000       05/10/01
    0412611378                         .0000       07/01/01            00
    0412611378                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4782801                           8.0000        106,800.00        100
    CAPLES              CAROL         8.0000        106,800.00         ZZ
                                      7.7500            783.66         1
                                       .0000            783.66         80
    WATERFORD       MI    48329        .0000       05/10/01
    0412617920                         .0000       07/01/01            00
    0412617920                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4782803                           8.0000        179,700.00        100
    TANNER              HELEN         8.0000        179,700.00         ZZ
                                      7.7500          1,318.57         1
                                       .0000          1,318.57         74
    RENO            NV    89511        .0000       05/09/01
    0412622037                         .0000       07/01/01            00
    0412622037                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4782807                           8.0000         97,200.00        100
    KLEIN               SUSAN         8.0000         97,200.00         ZZ
                                      7.7500            713.22         1
                                       .0000            713.22         80
    EUGENE          OR    97405        .0000       05/07/01
    0412629982                         .0000       07/01/01            00
    0412629982                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4782921                           7.7500        486,400.00        100
    DAILEY              DAN           7.7500        486,400.00         ZZ
                                      7.5000          3,484.63         1
                                       .0000          3,484.63         66
    MORGAN HILL     CA    95037        .0000       05/08/01
    0400420485                         .0000       07/01/01            00
    3958109                            .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4783968                           7.6250        200,000.00        100
    BASURTO             RODOLFO       7.6250        200,000.00         ZZ
                                      7.3750          1,415.59         1
                                       .0000          1,415.59         73
    EL PASO         TX    79930        .0000       05/02/01
    0432821353                         .0000       07/01/01            00
    0076795                            .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    G13/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785208                           7.7500        145,000.00        100
    BOYD                LILIANA       7.7500        144,897.66         ZZ
                                      7.5000          1,038.80         1
                                       .0000          1,038.80         56
    FAIRFAX         VA    22032        .0000       04/25/01
    0432825065                         .0000       06/01/01            00
    7339510042                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785873                           7.8750         97,650.00        100
    GIBSON              THOMAS        7.8750         97,582.80         ZZ
                                      7.6250            708.03         1
                                       .0000            708.03         90
    TEMPLE          GA    30179        .0000       04/16/01
    0432845824                         .0000       06/01/01            14
    400970                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    A50/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785889                           7.2500         70,000.00        100
    BRONSON             SANDRA        7.2500         68,594.31         ZZ
                                      7.0000            477.52         1
                                       .0000            477.52         46
    ST LOUIS        MO    63146        .0000       05/05/99
    0432783504                         .0000       07/01/99            00
    1345771                            .0000       06/01/29            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4785891                           8.2500        262,000.00        100
    TERRY               CLARK         8.2500        261,832.93         ZZ
                                      8.0000          1,968.32         1
                                       .0000          1,968.32         74
    KAYSVILLE       UT    84037        .0000       04/02/01
    0432806016                         .0000       06/01/01            00
    1909003                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785892                           7.8750        172,000.00        100
    CONNORS             BLAIR         7.8750        171,881.63         ZZ
                                      7.6250          1,247.12         1
                                       .0000          1,247.12         78
    LEHI            UT    84043        .0000       04/13/01
    0432805497                         .0000       06/01/01            00
    1911489                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785894                           8.0000        412,500.00        100
    BRIMLEY             JAMES         8.0000        411,944.59         ZZ
                                      7.7500          3,026.78         1
                                       .0000          3,026.78         75
    PEORIA          AZ    85382        .0000       03/07/01
    0432805380                         .0000       05/01/01            00
    1961096                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4785895                           8.5000         68,000.00        100
    TAYLOR              NORMAN        8.5000         67,871.78         ZZ
                                      8.2500            522.87         3
                                       .0000            522.87         80
    KINGMAN         AZ    86401        .0000       03/08/01
    0432805968                         .0000       05/01/01            00
    1962429                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4785898                           8.3750        294,300.00        100
    ENRIGHT             SHANNON       8.3750        293,800.62         ZZ
                                      8.1250          2,236.89         1
                                       .0000          2,236.89         75
    GLENDALE        CA    91206        .0000       03/22/01
1


    0432805562                         .0000       05/01/01            00
    1963694                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785899                           7.5000        228,000.00        100
    THOMPSON            KERRY         7.5000        227,660.52         ZZ
                                      7.2500          1,594.21         1
                                       .0000          1,594.21         80
    FAIR OAKS       CA    95628        .0000       03/11/01
    0432806032                         .0000       05/01/01            00
    1964188                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785901                           8.3750         90,000.00        100
    CORTEZ              GILBERTO      8.3750         89,887.72         ZZ
                                      8.1250            684.07         1
                                       .0000            684.07         75
    WOODBURN        OR    97071        .0000       03/27/01
    0432805505                         .0000       05/01/01            00
    1964484                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785902                           7.3750        375,000.00        100
    BABCOCK             TIMOTHY       7.3750        374,426.59         ZZ
1


                                      7.1250          2,590.03         1
                                       .0000          2,590.03         72
    GRANITE BAY     CA    95746        .0000       03/28/01
    0432805307                         .0000       05/01/01            00
    1964698                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4785904                           7.3750        212,000.00        100
    LANG                DONNA         7.3750        211,838.69         ZZ
                                      7.1250          1,464.23         1
                                       .0000          1,464.23         80
    SAN DIEGO       CA    92126        .0000       04/13/01
    0432805703                         .0000       06/01/01            00
    1967286                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785905                           7.6250        132,000.00        100
    LE                  MONG          7.6250        131,904.46         ZZ
                                      7.3750            934.29         1
                                       .0000            934.29         80
    SAN DIEGO       CA    92115        .0000       04/10/01
    0432805729                         .0000       06/01/01            00
    1968264                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4785908                           8.2500        218,250.00        100
    EHRHEART            FLOYD         8.2500        218,110.83         ZZ
                                      8.0000          1,639.64         1
                                       .0000          1,639.64         75
    CENTRAL POINT   OR    97502        .0000       04/10/01
    0432805547                         .0000       06/01/01            00
    1968922                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785910                           8.3750         91,000.00        100
    GROVE               VELMA         8.3750         90,886.17         ZZ
                                      8.1250            691.67         1
                                       .0000            691.67         73
    COVERT          MI    49043        .0000       03/20/01
    0432805588                         .0000       05/01/01            00
    5318480                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785911                           7.5000        153,400.00        100
    FADEL               M             7.5000        153,286.15         ZZ
                                      7.2500          1,072.60         1
                                       .0000          1,072.60         47
    AUSTIN          TX    78737        .0000       04/09/01
    0432805570                         .0000       06/01/01            00
    5326482                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785913                           7.6250         60,000.00        100
    BERLY               LUISA         7.6250         59,956.57         ZZ
                                      7.3750            424.68         1
                                       .0000            424.68         80
    LOWELL          MA    01851        .0000       04/12/01
    0432805323                         .0000       06/01/01            00
    5329854                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4785914                           8.3750        114,500.00        100
    GILKERSON           DOUGLAS       8.3750        114,428.83         ZZ
                                      8.1250            870.28         1
                                       .0000            870.28         88
    EAST JORDAN     MI    49727        .0000       04/05/01
    0432805604                         .0000       06/01/01            04
    5331126                            .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785917                           7.7500        168,350.00        100
    ZAVALA              EVER          7.7500        168,111.59         ZZ
                                      7.5000          1,206.08         3
                                       .0000          1,206.08         52
    CHELSEA         MA    02150        .0000       03/30/01
    0432806115                         .0000       05/01/01            00
    5333919                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785918                           8.5000        317,450.00        100
    PEREZ               ROGER         8.5000        317,257.68         ZZ
                                      8.2500          2,440.92         1
                                       .0000          2,440.92         80
    GAITHERSBURG    MD    20882        .0000       04/11/01
    0432805877                         .0000       06/01/01            00
    5333991                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785920                           7.5000         88,000.00        100
    RICHARDSON          RALPH         7.5000         87,934.69         ZZ
                                      7.2500            615.31         1
                                       .0000            615.31         80
    VILLAGE MILLS   TX    77663        .0000       04/11/01
    0432805885                         .0000       06/01/01            00
    5336779                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           4              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4785921                           8.7500         77,850.00        100
    MAXEY               NICOLE        8.7500         77,760.09         ZZ
                                      8.5000            612.45         3
                                       .0000            612.45         90
    FALL RIVER      MA    02721        .0000       04/02/01
    0432805778                         .0000       05/01/01            10
    5337653                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4785922                           9.0000         40,600.00        100
    MILBURN             WILLIAM       9.0000         40,577.82         ZZ
                                      8.7500            326.68         1
                                       .0000            326.68         63
    ALLIANCE        OH    44601        .0000       04/12/01
    0432805786                         .0000       06/01/01            00
    5338035                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4785923                           8.7500        179,400.00        100
    CASTELLANO          MICHAEL       8.7500        179,296.79         ZZ
                                      8.5000          1,411.34         1
                                       .0000          1,411.34         65
    MARION          IL    62959        .0000       04/10/01
    0432805463                         .0000       06/01/01            00
    5338645                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785924                           8.3750        215,000.00        100
    STOWE               ROBERT        8.3750        214,866.36         ZZ
                                      8.1250          1,634.16         1
                                       .0000          1,634.16         80
    CANTAN          GA    30115        .0000       04/09/01
1


    0432805950                         .0000       06/01/01            00
    5340354                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4785926                           7.6250        200,000.00        100
    URBIKAS             JULIUS        7.6250        199,855.24         ZZ
                                      7.3750          1,415.59         1
                                       .0000          1,415.59         80
    ELMHURST        IL    60126        .0000       04/12/01
    0432806040                         .0000       06/01/01            00
    5342088                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4785927                           7.7500        143,000.00        100
    MACDUFF             DEBORAH       7.7500        142,899.07         ZZ
                                      7.5000          1,024.47         1
                                       .0000          1,024.47         75
    GLENVIEW        IL    60025        .0000       04/03/01
    0432805745                         .0000       06/01/01            00
    5343009                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4785929                           8.5000        170,000.00        100
    KETTELLE            STEVEN        8.5000        169,897.02         ZZ
1


                                      8.2500          1,307.15         4
                                       .0000          1,307.15         57
    WEST PLAM BEAC  FL    33401        .0000       04/10/01
    0432805679                         .0000       06/01/01            00
    5345471                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4785930                           8.5000         76,000.00        100
    JARCHOW             DAVID         8.5000         75,953.96         ZZ
                                      8.2500            584.37         1
                                       .0000            584.37         39
    WHEELING        IL    60090        .0000       04/10/01
    0432805620                         .0000       06/01/01            00
    5345998                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4786412                           7.8750        232,500.00        100
    EXILHOMME           MARIE         7.8750        232,339.99         ZZ
                                      7.6250          1,685.79         3
                                       .0000          1,685.79         75
    DORCHESTER      MA    02124        .0000       04/20/01
    0432836484                         .0000       06/01/01            00
    3446004939                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    822/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4787009                           8.0000         76,800.00        100
    ETHRIDGE            JENNIFER      8.0000         76,748.47         ZZ
                                      7.7500            563.53         1
                                       .0000            563.53         80
    PANAMA CITY     FL    32401        .0000       04/27/01
    0432825305                         .0000       06/01/01            00
    3124022                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4787459                           8.5000        191,900.00        100
    RIVERA              PEDRO         8.5000        191,783.75         ZZ
                                      8.2500          1,475.54         3
                                       .0000          1,475.54         95
    NORTH HOLLYWOO  CA    91601        .0000       04/18/01
    0432825172                         .0000       06/01/01            11
    3124727                            .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4789885                           8.8750         68,850.00        100
    CAVAZOS             RAUL          8.8750         68,850.00         ZZ
                                      8.6250            547.80         1
                                       .0000            547.80         90
    SANGER          CA    93657        .0000       05/16/01
    0432824696                         .0000       07/01/01            01
    36500210583F                       .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4790157                           8.7500        153,700.00        100
    THOMPSON            CLAUDETTE     8.7500        153,700.00         ZZ
                                      8.5000          1,209.16         1
                                       .0000          1,209.16         90
    DAVENPORT       FL    33837        .0000       05/08/01
    0412320384                         .0000       07/01/01            10
    0412320384                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4790159                           8.8750         30,600.00        100
    MERRIWEATHER        ULYSSES       8.8750         30,600.00         ZZ
                                      8.6250            243.47         1
                                       .0000            243.47         90
    LAUDERDALE LAK  FL    33313        .0000       05/09/01
    0412405128                         .0000       07/01/01            01
    0412405128                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4790173                           9.0000         48,000.00        100
    HULME               RONALD        9.0000         48,000.00         ZZ
                                      8.7500            386.22         1
                                       .0000            386.22         80
    HAZELTON        ID    83335        .0000       05/08/01
    0412556656                         .0000       07/01/01            00
    0412556656                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4790176                           8.0000        165,200.00        100
    TAFFAL              HADI          8.0000        165,200.00         ZZ
                                      7.7500          1,212.18         1
                                       .0000          1,212.18         95
    MCKINNEY        TX    75070        .0000       05/10/01
    0412562548                         .0000       07/01/01            04
    0412562548                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4790183                           8.8750        121,500.00        100
    EVANS               GREGORY       8.8750        121,500.00         ZZ
                                      8.6250            966.71         2
                                       .0000            966.71         90
    PONTIAC         MI    48341        .0000       05/11/01
    0412574089                         .0000       07/01/01            04
    0412574089                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4790184                           8.8750        121,500.00        100
    EVANS               GREGORY       8.8750        121,500.00         ZZ
                                      8.6250            966.71         2
                                       .0000            966.71         90
    PONTIAC         MI    48341        .0000       05/11/01
    0412574261                         .0000       07/01/01            04
    0412574261                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4790189                           8.3750        175,500.00        100
    LEGGETT             MIKE          8.3750        175,500.00         ZZ
                                      8.1250          1,333.93         4
                                       .0000          1,333.93         90
    BATON ROUGE     LA    70816        .0000       05/09/01
    0412578338                         .0000       07/01/01            04
    0412578338                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4790191                           7.2500         88,000.00        100
    MEITH               JOHN          7.2500         88,000.00         ZZ
                                      7.0000            600.32         1
                                       .0000            600.32         80
    DELRAY BEACH    FL    33484        .0000       05/04/01
    0412581456                         .0000       07/01/01            00
    0412581456                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4790197                           7.3750        195,500.00        100
    CORNITIUS           DEBBE         7.3750        195,500.00         ZZ
                                      7.1250          1,350.27         1
                                       .0000          1,350.27         85
    EUGENE          OR    97403        .0000       05/04/01
1


    0412587362                         .0000       07/01/01            11
    0412587362                         .0000       06/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4790198                           7.7500        155,200.00        100
    GAMEZ               RICHARD       7.7500        155,200.00         ZZ
                                      7.5000          1,111.87         1
                                       .0000          1,111.87         80
    ORANGEVALE      CA    95660        .0000       05/07/01
    0412588691                         .0000       07/01/01            00
    0412588691                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4790218                           7.7500        137,250.00        100
    BOOTH               RICHARD       7.7500        137,250.00         ZZ
                                      7.5000            983.28         1
                                       .0000            983.28         95
    PERRY           MI    48872        .0000       05/11/01
    0412614513                         .0000       07/01/01            01
    0412614513                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4790220                           8.3750         52,950.00        100
    CUTLER              WILEY         8.3750         52,950.00         ZZ
1


                                      8.1250            402.46         1
                                       .0000            402.46         76
    FORT WORTH      TX    76110        .0000       05/07/01
    0412616831                         .0000       07/01/01            00
    0412616831                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4790226                           8.2500        157,500.00        100
    PESHIKEPIA          DINO          8.2500        157,500.00         ZZ
                                      8.0000          1,183.24         1
                                       .0000          1,183.24         90
    WHITTIER        CA    90605        .0000       05/08/01
    0412623936                         .0000       07/01/01            04
    0412623936                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4790229                           7.7500        148,720.00        100
    JANNOTTA            ALFONSO       7.7500        148,720.00         ZZ
                                      7.5000          1,065.45         1
                                       .0000          1,065.45         80
    CORAL SPRINGS   FL    33065        .0000       05/11/01
    0412627648                         .0000       07/01/01            00
    0412627648                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4790306                           7.5000         99,000.00        100
    DETER               STEVEN        7.5000         99,000.00         ZZ
                                      7.2500            692.22         1
                                       .0000            692.22         80
    DORAVILLE       GA    30360        .0000       05/10/01
    0400414942                         .0000       07/01/01            00
    0400414942                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4790307                           7.3750        191,500.00        100
    DIMMEN              DEAN          7.3750        191,500.00         ZZ
                                      7.1250          1,322.64         1
                                       .0000          1,322.64         80
    LINDSTROM       MN    55045        .0000       03/29/01
    0400415808                         .0000       07/01/01            00
    0400415808                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4791946                           7.6250        650,000.00        100
    LIN                 CHUNG         7.6250        650,000.00         ZZ
                                      7.3750          4,600.66         1
                                       .0000          4,600.66         75
    ARCADIA         CA    91007        .0000       05/04/01
    0432826121                         .0000       07/01/01            00
    2012379                            .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    975/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4795705                           7.8750        150,000.00        100
    SPENCER             CYNTHIA       7.8750        150,000.00         ZZ
                                      7.6250          1,243.02         1
                                       .0000          1,243.02         77
    NORTH ATTLEBOR  MA    02760        .0000       05/18/01
    0432817229                         .0000       07/01/01            00
    1                                  .0000       06/01/21            0
    0                                  .0000       00/00/00        00/00/00
    Q99/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      240                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4795985                           8.8750         64,500.00        100
    ZATARATOUS          JASON         8.8750         64,500.00         ZZ
                                      8.6250            513.19         1
                                       .0000            513.19         74
    HOUSTON         TX    77084        .0000       05/21/01
    0432842243                         .0000       07/01/01            00
    01116722                           .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U66/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4796097                           8.2500        138,400.00        100
    REMLEY              ANTON         8.2500        138,311.75         ZZ
                                      8.0000          1,039.75         1
                                       .0000          1,039.75         80
    SCOTTSDALE      AZ    85254        .0000       04/23/01
    0432800233                         .0000       06/01/01            00
    118723                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4797408                           7.6250        500,000.00        100
    LOEB                ROGER         7.6250        500,000.00         ZZ
                                      7.3750          3,538.97         1
                                       .0000          3,538.97         80
    PARKER          CO    80138        .0000       05/18/01
    0432828796                         .0000       07/01/01            00
    125641                             .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4797707                           8.3750        117,450.00        100
    WENZEL              WILLIAM       8.3750        117,450.00         ZZ
                                      8.1250            892.70         2
                                       .0000            892.70         90
    SEASIDE HEIGHT  NJ    08751        .0000       05/14/01
    0412522872                         .0000       07/01/01            04
    0412522872                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4797715                           8.7500        414,000.00        100
    VAN KOOTEN          JOHN          8.7500        414,000.00         ZZ
                                      8.5000          3,256.94         3
                                       .0000          3,256.94         90
    CHICAGO         IL    60612        .0000       05/14/01
    0412561730                         .0000       07/01/01            04
    0412561730                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4797723                           8.5000        421,000.00        100
    ALLEN               LYNDA         8.5000        421,000.00         ZZ
                                      8.2500          3,237.13         1
                                       .0000          3,237.13         80
    HARWICH         MA    02645        .0000       05/08/01
    0412575649                         .0000       07/01/01            00
    0412575649                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4797725                           8.5000         88,000.00        100
    SHEPLEY             RUTH          8.5000         88,000.00         ZZ
                                      8.2500            676.64         1
                                       .0000            676.64         80
    HOUSTON         TX    77005        .0000       05/14/01
    0412576373                         .0000       07/01/01            00
    0412576373                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4797729                           7.7500        322,000.00        100
    RAGAN               RISE          7.7500        322,000.00         ZZ
                                      7.5000          2,306.85         1
                                       .0000          2,306.85         75
    SALT LAKE CITY  UT    84102        .0000       05/04/01
1


    0412580201                         .0000       07/01/01            00
    0412580201                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4797731                           7.5000        236,000.00        100
    KATZ                GABY          7.5000        236,000.00         ZZ
                                      7.2500          1,650.15         1
                                       .0000          1,650.15         80
    LAS VEGAS       NV    89121        .0000       05/07/01
    0412581340                         .0000       07/01/01            00
    0412581340                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4797741                           8.7500         85,000.00        100
    SMITH               CARL          8.7500         85,000.00         ZZ
                                      8.5000            668.70         4
                                       .0000            668.70         90
    SOUTH BEND      IN    46616        .0000       05/14/01
    0412591166                         .0000       07/01/01            01
    0412591166                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4797752                           8.7500        141,500.00        100
    GRADY               BRETT         8.7500        141,500.00         ZZ
1


                                      8.5000          1,113.18         1
                                       .0000          1,113.18         90
    VALPARAISO      IN    46383        .0000       05/09/01
    0412600991                         .0000       07/01/01            01
    0412600991                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4797760                           7.3750        110,900.00        100
    SHINER              DAVID         7.3750        110,900.00         ZZ
                                      7.1250            765.96         1
                                       .0000            765.96         77
    FORT LAUDERDAL  FL    33312        .0000       05/09/01
    0412604621                         .0000       07/01/01            00
    0412604621                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4797767                           7.8750        374,250.00        100
    MORRIS              JONATHAN      7.8750        374,250.00         ZZ
                                      7.6250          2,713.57         1
                                       .0000          2,713.57         75
    POTOMAC         MD    20854        .0000       05/08/01
    0412612483                         .0000       07/01/01            00
    0412612483                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4797773                           8.3750        319,500.00        100
    HASCHKER            DEBBIE        8.3750        319,500.00         ZZ
                                      8.1250          2,428.43         1
                                       .0000          2,428.43         75
    NORTH CHARLEST  SC    29420        .0000       05/08/01
    0412616724                         .0000       07/01/01            00
    0412616724                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4797780                           8.0000        248,000.00        100
    MORRISON            BARBARA       8.0000        248,000.00         ZZ
                                      7.7500          1,819.74         1
                                       .0000          1,819.74         80
    PARKER          CO    80138        .0000       05/08/01
    0412623944                         .0000       07/01/01            00
    0412623944                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4797783                           7.6250        208,000.00        100
    YASIN               IRFAN         7.6250        208,000.00         ZZ
                                      7.3750          1,472.21         1
                                       .0000          1,472.21         80
    STOCKTON        CA    95206        .0000       05/03/01
    0412625766                         .0000       07/01/01            00
    0412625766                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4798220                           7.7500        487,500.00        100
    DIRCKS              SARAH         7.7500        486,809.64         ZZ
                                      7.5000          3,492.51         1
                                       .0000          3,492.51         75
    MARCO ISLAND    FL    34145        .0000       03/13/01
    0432839074                         .0000       05/01/01            00
    7245786                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4799790                           9.1250         44,200.00        100
    ARD                 BEVERLY       9.1250         44,200.00         ZZ
                                      8.8750            359.63         1
                                       .0000            359.63         65
    BATTLE CREEK    MI    49017        .0000       05/18/01
    0432840171                         .0000       07/01/01            00
    ARD3                               .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    M96/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4802274                           7.2500        201,000.00        100
    POLCAK              LUDEK         7.2500        201,000.00         ZZ
                                      7.0000          1,371.17         1
                                       .0000          1,371.17         51
    SAN FRANCISCO   CA    94121        .0000       05/03/01
    0432845931                         .0000       07/01/01            00
    329170                             .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    B60/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4803896                           7.8750        443,000.00        100
    YUEN                ALBERT        7.8750        442,695.13         ZZ
                                      7.1250          3,212.06         1
                                       .0000          3,212.06         55
    SUNNYVALE       CA    94087        .0000       04/16/01
    0017263369                         .0000       06/01/01            00
    0017263369                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4803903                           7.6250        356,500.00        100
    LEE                 JEN-SHIH      7.6250        356,241.97         ZZ
                                      6.8750          2,523.29         1
                                       .0000          2,523.29         49
    SUNNYVALE       CA    94087        .0000       04/11/01
    0017274903                         .0000       06/01/01            00
    0017274903                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4803927                           7.2500        520,000.00        100
    WATKINS             RANDALL       7.2500        519,593.67         ZZ
                                      6.7500          3,547.32         1
                                       .0000          3,547.32         75
    SALINAS         CA    93907        .0000       04/23/01
    0017345414                         .0000       06/01/01            00
    0017345414                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4805317                           7.7500        157,500.00        100
    MAXE                GEORGE        7.7500        157,500.00         ZZ
                                      7.5000          1,128.35         1
                                       .0000          1,128.35         75
    EMERYVILLE      CA    94608        .0000       05/08/01
    0412481475                         .0000       07/01/01            00
    0412481475                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4805331                           7.7500        345,600.00        100
    MINGST              CHERI         7.7500        345,600.00         ZZ
                                      7.5000          2,475.92         1
                                       .0000          2,475.92         80
    SANTA CLARA     CA    95051        .0000       05/11/01
    0412563488                         .0000       07/01/01            00
    0412563488                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805333                           8.5000        480,000.00        100
    HIGGINS             PATRICIA      8.5000        480,000.00         ZZ
                                      8.2500          3,690.78         1
                                       .0000          3,690.78         80
    MAHWAH          NJ    07430        .0000       05/10/01
1


    0412571655                         .0000       07/01/01            00
    0412571655                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805335                           7.6250         80,000.00        100
    LOPEZ               ROBERT        7.6250         80,000.00         ZZ
                                      7.3750            566.23         1
                                       .0000            566.23         54
    MIAMI           FL    33183        .0000       05/10/01
    0412574196                         .0000       07/01/01            00
    0412574196                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4805336                           8.0000        364,000.00        100
    HENRY               JANE          8.0000        364,000.00         ZZ
                                      7.7500          2,670.90         1
                                       .0000          2,670.90         80
    ROYAL OAK       MI    48073        .0000       05/10/01
    0412575953                         .0000       07/01/01            00
    0412575953                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805342                           7.3750        382,500.00        100
    ELMER               ROBERT        7.3750        382,500.00         ZZ
1


                                      7.1250          2,641.83         1
                                       .0000          2,641.83         90
    TRACY           CA    95376        .0000       05/07/01
    0412579336                         .0000       07/01/01            04
    0412579336                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805346                           8.7500        184,500.00        100
    HARRIS              NOEL          8.7500        184,500.00         ZZ
                                      8.5000          1,451.46         1
                                       .0000          1,451.46         90
    RIVERSIDE       CA    92509        .0000       05/07/01
    0412584401                         .0000       07/01/01            04
    0412584401                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4805349                           8.6250         34,200.00        100
    DUGAN               MICHAEL       8.6250         34,200.00         ZZ
                                      8.3750            266.00         1
                                       .0000            266.00         90
    BATTLE CREEK    MI    49017        .0000       05/15/01
    0412586638                         .0000       07/01/01            11
    0412586638                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4805354                           7.8750        480,000.00        100
    ROBERTS             JEFFREY       7.8750        480,000.00         ZZ
                                      7.6250          3,480.33         1
                                       .0000          3,480.33         80
    SAN JOSE        CA    95128        .0000       05/10/01
    0412591810                         .0000       07/01/01            00
    0412591810                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805357                           7.8750         72,800.00        100
    BIEDIGER            PATRICK       7.8750         72,800.00         ZZ
                                      7.6250            527.85         1
                                       .0000            527.85         77
    FORT WORTH      TX    76110        .0000       05/10/01
    0412597411                         .0000       07/01/01            00
    0412597411                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4805360                           7.8750         67,500.00        100
    FRUGE               MICHELLE      7.8750         67,500.00         ZZ
                                      7.6250            489.42         1
                                       .0000            489.42         60
    METAIRIE        LA    70001        .0000       05/16/01
    0412600355                         .0000       07/01/01            00
    0412600355                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805363                           7.8750        202,500.00        100
    RUD                 DUSTIN        7.8750        202,500.00         ZZ
                                      7.6250          1,468.27         1
                                       .0000          1,468.27         90
    KIRKLAND        WA    98034        .0000       05/09/01
    0412605180                         .0000       07/01/01            04
    0412605180                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4805367                           8.2500        114,750.00        100
    MYERS,JR.           TIMOTHY       8.2500        114,750.00         ZZ
                                      8.0000            862.08         4
                                       .0000            862.08         90
    MACON           GA    31204        .0000       05/15/01
    0412610123                         .0000       07/01/01            04
    0412610123                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4805377                           7.6250        218,500.00        100
    THOMAS              ASHLEY        7.6250        218,500.00         ZZ
                                      7.3750          1,546.53         1
                                       .0000          1,546.53         95
    HERMITAGE       TN    37076        .0000       05/10/01
    0412616435                         .0000       07/01/01            04
    0412616435                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4805378                           7.6250        100,000.00        100
    KIEFT               GLEN          7.6250        100,000.00         ZZ
                                      7.3750            707.79         1
                                       .0000            707.79         80
    SPRING          TX    77388        .0000       05/10/01
    0412619157                         .0000       07/01/01            00
    0412619157                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4805390                           8.7500         80,900.00        100
    RODRIGUEZ           LOURDES       8.7500         80,900.00         ZZ
                                      8.5000            636.44         1
                                       .0000            636.44         90
    WILLIAMSTOWN    NJ    08094        .0000       05/15/01
    0412628315                         .0000       07/01/01            04
    0412628315                         .0000       06/01/31           35
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805400                           8.3750         68,800.00        100
    PITTMAN             MIKE          8.3750         68,800.00         ZZ
                                      8.1250            522.93         1
                                       .0000            522.93         80
    INDEPENDENCE    MO    64052        .0000       05/15/01
    0412635005                         .0000       07/01/01            00
    0412635005                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805406                           7.5000        152,600.00        100
    THORNBURY           RONALD        7.5000        152,600.00         ZZ
                                      7.2500          1,067.00         1
                                       .0000          1,067.00         80
    INDEPENDENCE    MO    64057        .0000       05/10/01
    0412640534                         .0000       07/01/01            00
    0412640534                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805407                           7.3750        275,000.00        100
    QUIRL               SHARON        7.3750        275,000.00         ZZ
                                      7.1250          1,899.36         1
                                       .0000          1,899.36         80
    DALLAS          TX    75248        .0000       05/10/01
    0412641821                         .0000       07/01/01            00
    0412641821                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805414                           8.5000         43,020.00        100
    COOLEY              MAURICE       8.5000         43,020.00         ZZ
                                      8.2500            330.79         1
                                       .0000            330.79         90
    GRAND PRAIRIE   TX    75052        .0000       05/14/01
1


    0412652356                         .0000       07/01/01            04
    0412652356                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    4805415                           7.5000        112,000.00        100
    HEADLEY             SHARON        7.5000        112,000.00         ZZ
                                      7.2500            783.12         1
                                       .0000            783.12         80
    CITRUS HEIGHTS  CA    95621        .0000       05/10/01
    0412653008                         .0000       07/01/01            00
    0412653008                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4805575                           7.2500         52,000.00        100
    IRISH               JOAN          7.2500         52,000.00         ZZ
                                      7.0000            354.73         1
                                       .0000            354.73         80
    LOS ANGELES     CA    91303        .0000       05/08/01
    0400407763                         .0000       07/01/01            00
    0400407763                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    T35/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4805622                           8.7500         54,375.00        100
    KOERNER             CONRAD        8.7500         54,343.71         ZZ
1


                                      8.5000            427.77         1
                                       .0000            427.77         75
    GREENVILLE      SC    29609        .0000       04/23/01
    0432811396                         .0000       06/01/01            00
    0008059081                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4805639                           7.5000        171,000.00        100
    WILLER              SUSAN         7.5000        171,000.00         ZZ
                                      7.2500          1,195.66         1
                                       .0000          1,195.66         75
    MADBURY         NH    03820        .0000       05/15/01
    0432813038                         .0000       07/01/01            00
    1                                  .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    Q99/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807337                           8.1250        158,000.00        100
    ABURTO              RAFAEL        8.1250        157,896.64         ZZ
                                      7.8750          1,173.15         1
                                       .0000          1,173.15         80
    MECHANICSVILLE  VA    23116        .0000       04/20/01
    301448                             .0000       06/01/01            00
    301448                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4807342                           8.8750        124,200.00        100
    AVILA               JOHNNY        8.8750        124,130.36         ZZ
                                      8.6250            988.20         4
                                       .0000            988.20         90
    WICHITA         KS    67207        .0000       04/06/01
    318661                             .0000       06/01/01            11
    318661                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807343                           8.7500         39,200.00        100
    BACH                SON           8.7500         39,177.44         ZZ
                                      8.5000            308.39         1
                                       .0000            308.39         80
    LANSDOWNE       PA    19050        .0000       04/25/01
    308803                             .0000       06/01/01            00
    308803                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807345                           8.5000         66,400.00        100
    BAZELEY             TERRENCE      8.5000         66,359.77         ZZ
                                      8.2500            510.56         1
                                       .0000            510.56         80
    CINCINNATI      OH    45223        .0000       04/10/01
    300379                             .0000       06/01/01            00
    300379                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807346                           8.5000         66,400.00        100
    BAZELEY             TERRENCE      8.5000         66,359.77         ZZ
                                      8.2500            510.56         4
                                       .0000            510.56         80
    CINCINNATI      OH    45223        .0000       04/10/01
    300388                             .0000       06/01/01            00
    300388                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807347                           7.7500        157,500.00        100
    BEAGER              ANDREW        7.7500        157,388.84         ZZ
                                      7.5000          1,128.35         1
                                       .0000          1,128.35         89
    MESA            AZ    85213        .0000       04/20/01
    312533                             .0000       06/01/01            12
    312533                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807349                           8.1250         98,000.00        100
    BIBER               IGOR          8.1250         97,734.71         ZZ
                                      7.8750            727.65         1
                                       .0000            727.65         90
    NORCROSS        GA    30092        .0000       04/19/01
    338232                             .0000       06/01/01            12
    338232                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807351                           8.5000         75,000.00        100
    BRADEN              STEVEN        8.5000         74,954.56         ZZ
                                      8.2500            576.69         4
                                       .0000            576.69         89
    COVINGTON       KY    41011        .0000       04/25/01
    231652                             .0000       06/01/01            12
    231652                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807353                           8.7500        130,050.00        100
    BRUNI               MINDEE        8.7500        129,975.17         ZZ
                                      8.5000          1,023.11         1
                                       .0000          1,023.11         90
    ST CHARLES      MO    63301        .0000       04/19/01
    303548                             .0000       06/01/01            11
    303548                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807355                           7.3750        274,500.00        100
    CABELL              JOHN          7.3750        274,291.12         T
                                      7.1250          1,895.91         1
                                       .0000          1,895.91         78
    SANTA FE        NM    87505        .0000       04/12/01
    321426                             .0000       06/01/01            00
    321426                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4807357                           8.0000         90,000.00        100
    CASEY               THOMAS        8.0000         89,939.61         ZZ
                                      7.7500            660.39         1
                                       .0000            660.39         71
    WILTON MANORS   FL    33305        .0000       04/09/01
    315469                             .0000       06/01/01            00
    315469                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4807358                           8.1250        142,500.00        100
    CHAVIS              BYRON         8.1250        142,406.78         ZZ
                                      7.8750          1,058.06         2
                                       .0000          1,058.06         95
    JERSEY CITY     NJ    07304        .0000       04/17/01
    231687                             .0000       06/01/01            04
    231687                             .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807359                           8.0000         95,900.00        100
    CLARK               THOMAS        8.0000         95,835.64         ZZ
                                      7.7500            703.69         1
                                       .0000            703.69         80
    WHITE CITY      OR    97503        .0000       04/20/01
1


    267001                             .0000       06/01/01            00
    267001                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807361                           8.5000        106,200.00        100
    COLATRELLA          JOHN          8.5000        106,135.66         ZZ
                                      8.2500            816.59         1
                                       .0000            816.59         90
    NORTH PORT      FL    34287        .0000       04/07/01
    288065                             .0000       06/01/01            12
    288065                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807363                           8.7500        144,750.00        100
    COLON               ANGEL         8.7500        144,666.72         ZZ
                                      8.5000          1,138.75         2
                                       .0000          1,138.75         75
    NEWARK          NJ    07104        .0000       04/24/01
    288297                             .0000       06/01/01            00
    288297                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807365                           8.2500        136,800.00        100
    DAVIS               GARY          8.2500        136,712.76         ZZ
1


                                      8.0000          1,027.74         1
                                       .0000          1,027.74         80
    DUNELLEN        NJ    08812        .0000       04/18/01
    246227                             .0000       06/01/01            00
    246227                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807367                           8.7500        300,000.00        100
    DAVIS               ROBERT        8.7500        300,000.00         ZZ
                                      8.5000          2,360.11         1
                                       .0000          2,360.11         80
    ATLANTA         GA    30324        .0000       05/08/01
    344419                             .0000       07/01/01            00
    344419                             .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4807370                           7.7500        235,000.00        100
    DIEP                HONG          7.7500        234,834.14         ZZ
                                      7.5000          1,683.57         1
                                       .0000          1,683.57         80
    LAS VEGAS       NV    89128        .0000       04/17/01
    163619                             .0000       06/01/01            00
    163619                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000
1




    4807372                           8.1250        220,000.00        100
    DJURIC              ZIVAN         8.1250        219,856.08         ZZ
                                      7.8750          1,633.50         1
                                       .0000          1,633.50         80
    CLARENDON HILL  IL    60514        .0000       04/19/01
    260520                             .0000       06/01/01            00
    260520                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807374                           8.7500         56,700.00        100
    DOUCETTE            LINDA         8.7500         56,667.38         ZZ
                                      8.5000            446.06         1
                                       .0000            446.06         90
    N FT MYERS      FL    33903        .0000       04/20/01
    361696                             .0000       06/01/01            11
    361696                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        N             .0000


    4807376                           8.3750        216,000.00        100
    FANNING             DAVID         8.3750        215,865.74         ZZ
                                      8.1250          1,641.76         3
                                       .0000          1,641.76         90
    DENVER          CO    80223        .0000       04/09/01
    284155                             .0000       06/01/01            10
    284155                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807378                           8.8750         75,180.00        100
    FORMAN              LIDIA         8.8750         75,137.85         ZZ
                                      8.6250            598.17         1
                                       .0000            598.17         70
    SCHAUMBURG      IL    60173        .0000       04/09/01
    260332                             .0000       06/01/01            00
    260332                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4807380                           7.7500        108,000.00        100
    GIARDINA            ANNE          7.7500        107,923.77         ZZ
                                      7.5000            773.73         1
                                       .0000            773.73         90
    WARWICK         RI    02888        .0000       04/06/01
    207728                             .0000       06/01/01            11
    207728                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807382                           8.3750        103,500.00        100
    GOMEZ               ELSE          8.3750        103,435.66         ZZ
                                      8.1250            786.68         1
                                       .0000            786.68         90
    HOUSTON         TX    77095        .0000       04/16/01
    305186                             .0000       06/01/01            11
    305186                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4807384                           8.3750        103,500.00        100
    GOMEZ               ELSE          8.3750        103,435.66         ZZ
                                      8.1250            786.68         1
                                       .0000            786.68         90
    HOUSTON         TX    77095        .0000       04/16/01
    305188                             .0000       06/01/01            04
    305188                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4807386                           8.2500        143,200.00        100
    GONSALVES III       JOHN          8.2500        143,108.68         ZZ
                                      8.0000          1,075.82         1
                                       .0000          1,075.82         80
    GOLD HILL       OR    97525        .0000       04/20/01
    266897                             .0000       06/01/01            00
    266897                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807389                           8.8750        580,000.00        100
    HAUGEDAL            JARL          8.8750        579,674.83         ZZ
                                      8.6250          4,614.75         2
                                       .0000          4,614.75         71
    JERSEY CITY     NJ    07302        .0000       04/11/01
    253325                             .0000       06/01/01            00
    253325                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807390                           8.5000         65,250.00        100
    HELTON              SUSAN         8.5000         65,210.47         ZZ
                                      8.2500            501.72         1
                                       .0000            501.72         75
    KANSAS CITY     MO    64152        .0000       04/06/01
    318060                             .0000       06/01/01            00
    318060                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807391                           7.7500        112,650.00        100
    HERNDON             GARY          7.7500        112,570.49         ZZ
                                      7.5000            807.04         1
                                       .0000            807.04         89
    PEORIA          AZ    85382        .0000       04/25/01
    312627                             .0000       06/01/01            12
    312627                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4807393                           8.8750        400,000.00        100
    JIMENEZ             MIGUEL        8.8750        399,775.75         ZZ
                                      8.6250          3,182.58         1
                                       .0000          3,182.58         90
    YONKERS         NY    10710        .0000       04/16/01
1


    179057                             .0000       06/01/01            11
    179057                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807395                           8.3750         64,000.00        100
    JONES SR            JONATHAN      8.3750         63,960.22         ZZ
                                      8.1250            486.45         1
                                       .0000            486.45         80
    PHOENIX         AZ    85040        .0000       04/13/01
    312339                             .0000       06/01/01            00
    312339                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807416                           8.6250         77,000.00        100
    MCDANIELS           JAMES         8.6250         76,954.54         ZZ
                                      8.3750            598.90         3
                                       .0000            598.90         77
    ST LOUIS        MO    63130        .0000       04/16/01
    317781                             .0000       06/01/01            00
    317781                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807419                           8.5000        135,000.00        100
    MILLS               JANET         8.5000        134,918.21         ZZ
1


                                      8.2500          1,038.04         3
                                       .0000          1,038.04         90
    BRIDGEPORT      CT    06610        .0000       04/23/01
    160201                             .0000       06/01/01            10
    160201                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807420                           8.5000         68,800.00        100
    MOORE               KEVIN         8.5000         68,758.31         ZZ
                                      8.2500            529.02         1
                                       .0000            529.02         80
    GRAHAM          NC    27253        .0000       04/17/01
    139575                             .0000       06/01/01            00
    139575                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807438                           8.7500         36,900.00        100
    ROBINSON            MARK          8.7500         36,878.76         ZZ
                                      8.5000            290.30         2
                                       .0000            290.30         90
    PHILADELPHIA    PA    19138        .0000       04/11/01
    222276                             .0000       06/01/01            11
    222276                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4807439                           7.7500        167,310.00        100
    RODRIGUEZ           SIMON         7.7500        167,191.91         ZZ
                                      7.5000          1,198.63         4
                                       .0000          1,198.63         90
    MESA            AZ    85201        .0000       04/17/01
    312461                             .0000       06/01/01            12
    312461                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807440                           9.2500         87,100.00        100
    RODRIGUEZ           LUIS          9.2500         87,054.84         T
                                      8.7500            716.56         1
                                       .0000            716.56         80
    PEMBROKE PINES  FL    33029        .0000       04/20/01
    315471                             .0000       06/01/01            00
    315471                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4807441                           8.7500         65,000.00        100
    SANTANA             FELIX         8.7500         64,962.60         ZZ
                                      8.5000            511.36         1
                                       .0000            511.36         80
    SPRINGFIELD     MA    01109        .0000       04/19/01
    327251                             .0000       06/01/01            00
    327251                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807442                           8.2500        173,600.00        100
    SCHLAACK            RICHARD       8.2500        173,489.30         ZZ
                                      8.0000          1,304.20         3
                                       .0000          1,304.20         80
    CINCINNATI      OH    45208        .0000       04/12/01
    307743                             .0000       06/01/01            00
    307743                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807444                           7.7500        132,000.00        100
    SHAVELEVA           LINA          7.7500        131,906.83         ZZ
                                      7.5000            945.67         1
                                       .0000            945.67         65
    SILVERTON       OR    97381        .0000       04/12/01
    267061                             .0000       06/01/01            00
    267061                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807449                           8.8750        364,500.00        100
    STEINER             STEPHEN       8.8750        364,295.65         ZZ
                                      8.6250          2,900.13         3
                                       .0000          2,900.13         90
    JERSEY CITY     NJ    07303        .0000       04/11/01
    246229                             .0000       06/01/01            01
    246229                             .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4807470                           7.1250         57,600.00        100
    BOOKER              LUCAS         7.1250         57,553.94         ZZ
                                      6.8750            388.06         1
                                       .0000            388.06         90
    FALL RIVER MIL  CA    96028        .0000       04/11/01
    9822597                            .0000       06/01/01            14
    9822597                            .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4807471                           8.8750        247,500.00        100
    CANNATA             JAMES         8.8750        247,361.25         ZZ
                                      8.6250          1,969.22         4
                                       .0000          1,969.22         90
    DORCHESTER      MA    02125        .0000       04/06/01
    9829102                            .0000       06/01/01            12
    9829102                            .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4808759                           9.0000         79,056.00        100
    KLEINER             JEFFREY       9.0000         78,746.79         ZZ
                                      8.7500            636.11         1
                                       .0000            636.11         88
    MILWAUKEE       WI    53224        .0000       10/20/00
    0432817476                         .0000       12/01/00            11
    6027535                            .0000       11/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4816680                           8.6250        375,000.00        100
    DIRUSSO             VINCENT       8.6250        375,000.00         ZZ
                                      8.3750          2,916.71         3
                                       .0000          2,916.71         70
    CANTON          MA    02021        .0000       05/11/01
    0412410193                         .0000       07/01/01            00
    0412410193                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4816689                           7.6250        235,000.00        100
    ARAUJO              EDWARD        7.6250        235,000.00         ZZ
                                      7.3750          1,663.32         1
                                       .0000          1,663.32         45
    VISTA           CA    92084        .0000       05/06/01
    0412543829                         .0000       07/01/01            00
    0412543829                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4816703                           8.8750         56,700.00        100
    RAMIREZ             YAZMINA       8.8750         56,700.00         ZZ
                                      8.6250            451.13         1
                                       .0000            451.13         70
    HIALEAH GARDEN  FL    33016        .0000       05/15/01
1


    0412581167                         .0000       07/01/01            00
    0412581167                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4816706                           7.1250        327,000.00        100
    COLE                MARGARET      7.1250        327,000.00         ZZ
                                      6.8750          2,203.06         1
                                       .0000          2,203.06         85
    BALDWIN HARBOR  NY    11510        .0000       05/11/01
    0412584708                         .0000       07/01/01            04
    0412584708                         .0000       06/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4816713                           8.2500        145,000.00        100
    REED                GARY          8.2500        145,000.00         ZZ
                                      8.0000          1,089.34         1
                                       .0000          1,089.34         78
    CARROLLTON      TX    75007        .0000       05/11/01
    0412598633                         .0000       07/01/01            00
    0412598633                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4816714                           8.0000        106,250.00        100
    GRIBBLE             CHARLES       8.0000        106,250.00         ZZ
1


                                      7.7500            779.62         1
                                       .0000            779.62         85
    KISSIMMEE       FL    34741        .0000       05/10/01
    0412600140                         .0000       07/01/01            01
    0412600140                         .0000       06/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4816718                           7.5000        110,000.00        100
    RIBBLE              DAVID         7.5000        110,000.00         ZZ
                                      7.2500            769.14         1
                                       .0000            769.14         73
    SAN ANTONIO     TX    78212        .0000       05/11/01
    0412605743                         .0000       07/01/01            00
    0412605743                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4816726                           7.6250        320,600.00        100
    STUART              GRACE         7.6250        320,600.00         ZZ
                                      7.3750          2,269.19         1
                                       .0000          2,269.19         71
    HOUSTON         TX    77009        .0000       05/11/01
    0412618928                         .0000       07/01/01            00
    0412618928                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000
1




    4816727                           8.7500         97,600.00        100
    GASTON              CARLOS        8.7500         97,600.00         ZZ
                                      8.5000            767.82         1
                                       .0000            767.82         80
    MIAMI BEACH     FL    33140        .0000       05/11/01
    0412621740                         .0000       07/01/01            00
    0412621740                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    4816733                           7.6250        203,000.00        100
    SEGOTA,JR.          LAWRENCE      7.6250        203,000.00         ZZ
                                      7.3750          1,436.82         1
                                       .0000          1,436.82         76
    MERRICK         NY    11566        .0000       05/11/01
    0412625899                         .0000       07/01/01            00
    0412625899                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4816734                           7.6250        275,000.00        100
    TAFOLLA             ROSENDO       7.6250        275,000.00         ZZ
                                      7.3750          1,946.43         1
                                       .0000          1,946.43         79
    SALINAS         CA    93905        .0000       05/09/01
    0412626988                         .0000       07/01/01            00
    0412626988                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4816738                           8.7500         58,500.00        100
    WHITLOW             NANCY         8.7500         58,500.00         ZZ
                                      8.5000            460.22         1
                                       .0000            460.22         90
    JONESBORO       GA    30236        .0000       05/07/01
    0412630501                         .0000       07/01/01            04
    0412630501                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4816746                           7.7500         67,500.00        100
    CANOVAS             ANTONIO       7.7500         67,500.00         ZZ
                                      7.5000            483.58         1
                                       .0000            483.58         90
    FT. LAUDERDALE  FL    33311        .0000       05/16/01
    0412637209                         .0000       07/01/01            04
    0412637209                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4816747                           8.7500         55,200.00        100
    RANKIN              TERRY         8.7500         55,200.00         ZZ
                                      8.5000            434.26         1
                                       .0000            434.26         80
    CHATTANOOGA     TN    37412        .0000       05/16/01
    0412639767                         .0000       07/01/01            00
    0412639767                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4816749                           8.8750         88,650.00        100
    CALHOUN             JEFF          8.8750         88,650.00         ZZ
                                      8.6250            705.34         2
                                       .0000            705.34         90
    CHICAGO         IL    60609        .0000       05/16/01
    0412642886                         .0000       07/01/01            01
    0412642886                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4816754                           8.5000        135,960.00        100
    BARNETT             JENNIFER      8.5000        135,960.00         ZZ
                                      8.2500          1,045.41         1
                                       .0000          1,045.41         80
    DES MOINES      WA    98198        .0000       05/10/01
    0412650590                         .0000       07/01/01            00
    0412650590                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4817868                           8.3750         73,600.00        100
    JOLLY               JULES         8.3750         73,600.00         ZZ
                                      8.1250            559.41         1
                                       .0000            559.41         80
    HAZEL CREST     IL    60429        .0000       05/15/01
    0400266391                         .0000       07/01/01            00
    0400266391                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4820867                           7.3750        208,000.00        100
    ORTEGA              ALBERTO       7.3750        208,000.00         ZZ
                                      7.1250          1,436.60         1
                                       .0000          1,436.60         52
    SAN JOSE        CA    95111        .0000       05/09/01
    0412464265                         .0000       07/01/01            00
    0412464265                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4820872                           7.6250        352,000.00        100
    LANE                GREGORY       7.6250        352,000.00         ZZ
                                      7.3750          2,491.43         1
                                       .0000          2,491.43         80
    SAN JOSE        CA    95118        .0000       05/04/01
    0412523847                         .0000       07/01/01            00
    0412523847                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4820877                           7.7500        112,000.00        100
    TROTTIE             GLEN          7.7500        112,000.00         ZZ
                                      7.5000            802.38         1
                                       .0000            802.38         80
    SAN ANTONIO     TX    78232        .0000       05/10/01
1


    0412560849                         .0000       07/01/01            00
    0412560849                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4820886                           7.5000        368,000.00        100
    SANCHEZ             GILBERTO      7.5000        368,000.00         ZZ
                                      7.2500          2,573.11         1
                                       .0000          2,573.11         79
    SAN JOSE        CA    95111        .0000       05/03/01
    0412597494                         .0000       07/01/01            00
    0412597494                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4820891                           7.3750        200,000.00        100
    MILANI              ALDA          7.3750        200,000.00         ZZ
                                      7.1250          1,381.35         1
                                       .0000          1,381.35         51
    RANCHO MURIETA  CA    95683        .0000       05/14/01
    0412616005                         .0000       07/01/01            00
    0412616005                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4820892                           8.7500        145,800.00        100
    RUDDER              LORRAINE      8.7500        145,800.00         ZZ
1


                                      8.5000          1,147.01         1
                                       .0000          1,147.01         90
    DALLAS          TX    75249        .0000       05/15/01
    0412617466                         .0000       07/01/01            01
    0412617466                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4820896                           8.8750         92,400.00        100
    SHRUM,JR.           JESS          8.8750         92,400.00         ZZ
                                      8.6250            735.18         3
                                       .0000            735.18         70
    SACRAMENTO      CA    95815        .0000       05/11/01
    0412619959                         .0000       07/01/01            00
    0412619959                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4820897                           7.7500        214,600.00        100
    HOLBROOK            JAY           7.7500        214,600.00         ZZ
                                      7.5000          1,537.42         1
                                       .0000          1,537.42         95
    EDMOND          OK    73034        .0000       05/17/01
    0412621237                         .0000       07/01/01            01
    0412621237                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4820906                           8.7500         53,200.00        100
    LOWE                NORMAN        8.7500         53,200.00         ZZ
                                      8.5000            418.52         4
                                       .0000            418.52         70
    CHEYENNE        WY    82001        .0000       05/17/01
    0412642597                         .0000       07/01/01            00
    0412642597                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4820907                           8.7500         55,300.00        100
    LOWE                NORMAN        8.7500         55,300.00         ZZ
                                      8.5000            435.05         4
                                       .0000            435.05         70
    CHEYENNE        WY    82001        .0000       05/17/01
    0412642605                         .0000       07/01/01            00
    0412642605                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4820910                           8.5000         36,000.00        100
    LOWE                NORMAN        8.5000         36,000.00         ZZ
                                      8.2500            276.81         1
                                       .0000            276.81         80
    CHEYENNE        WY    82007        .0000       05/17/01
    0412644684                         .0000       07/01/01            00
    0412644684                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4820914                           7.8750        100,800.00        100
    BYTWERK             BRYAN         7.8750        100,800.00         ZZ
                                      7.6250            730.87         1
                                       .0000            730.87         80
    COLORADO SPRIN  CO    80915        .0000       05/17/01
    0412651192                         .0000       07/01/01            00
    0412651192                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4824867                           7.3750        152,000.00        100
    FISCHER             STANLEY       7.3750        152,000.00         ZZ
                                      7.1250          1,049.83         1
                                       .0000          1,049.83         80
    PFLUGERVILLE    TX    78660        .0000       05/08/01
    0432813020                         .0000       07/01/01            00
    2001243260                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    U62/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828359                           8.7500         81,332.00        100
    FRANKLIN            GRACE         8.7500         81,332.00         T
                                      8.5000            639.84         1
                                       .0000            639.84         80
    PORT ST LUCIE   FL    34953        .0000       05/16/01
    0412568123                         .0000       07/01/01            00
    0412568123                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828360                           7.5000        310,000.00        100
    KERVICK             PAUL          7.5000        310,000.00         ZZ
                                      7.2500          2,167.56         1
                                       .0000          2,167.56         80
    MONKTON         VT    05469        .0000       05/14/01
    0412568826                         .0000       07/01/01            00
    0412568826                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828364                           8.5000        212,000.00        100
    ROSE                CHRISTINE     8.5000        212,000.00         ZZ
                                      8.2500          1,630.10         1
                                       .0000          1,630.10         80
    GARDNERVILLE    NV    89410        .0000       04/30/01
    0412580177                         .0000       07/01/01            00
    0412580177                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4828367                           8.0000         90,000.00        100
    COVALESKY           JOHN          8.0000         90,000.00         ZZ
                                      7.7500            660.39         1
                                       .0000            660.39         85
    SMITHTON        IL    62285        .0000       05/10/01
    0412582421                         .0000       07/01/01            04
    0412582421                         .0000       06/01/31           12
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828372                           7.7500         68,000.00        100
    SREDZINSKI          CHRIS         7.7500         68,000.00         T
                                      7.5000            487.16         1
                                       .0000            487.16         80
    LAKELAND        MI    48169        .0000       05/18/01
    0412596488                         .0000       07/01/01            00
    0412596488                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828373                           8.8750         84,500.00        100
    ELIE                STEVEN        8.8750         84,500.00         ZZ
                                      8.6250            672.32         1
                                       .0000            672.32         90
    DUNEDIN         FL    34698        .0000       05/18/01
    0412598765                         .0000       07/01/01            04
    0412598765                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4828378                           7.8750        492,000.00        100
    EISENBERG           MARK          7.8750        492,000.00         ZZ
                                      7.6250          3,567.34         1
                                       .0000          3,567.34         80
    PORT WASHINGTO  NY    11050        .0000       05/14/01
1


    0412603615                         .0000       07/01/01            00
    0412603615                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828380                           7.5000        147,250.00        100
    HERNANDEZ           GUILLERMO     7.5000        147,250.00         ZZ
                                      7.2500          1,029.59         1
                                       .0000          1,029.59         95
    COLUMBIA        SC    29223        .0000       05/14/01
    0412605909                         .0000       07/01/01            04
    0412605909                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828383                           7.6250        107,100.00        100
    ROGERS              JANICE        7.6250        107,100.00         ZZ
                                      7.3750            758.05         1
                                       .0000            758.05         80
    PORTLAND        OR    97233        .0000       05/02/01
    0412610008                         .0000       07/01/01            00
    0412610008                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828389                           7.8750        168,000.00        100
    STEINKE             ROGER         7.8750        168,000.00         ZZ
1


                                      7.6250          1,218.12         1
                                       .0000          1,218.12         80
    CEDAR           MN    55011        .0000       05/14/01
    0412613689                         .0000       07/01/01            00
    0412613689                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828390                           8.5000        170,050.00        100
    GILBERT             JOHN          8.5000        170,050.00         ZZ
                                      8.2500          1,307.54         1
                                       .0000          1,307.54         95
    SHEPHERD        MI    48883        .0000       05/10/01
    0412614323                         .0000       07/01/01            10
    0412614323                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828397                           8.7500        111,000.00        100
    MOBLEY              ROBERT        8.7500        111,000.00         ZZ
                                      8.5000            873.24         1
                                       .0000            873.24         85
    CAPE CORAL      FL    33914        .0000       05/09/01
    0412622763                         .0000       07/01/01            04
    0412622763                         .0000       06/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4828398                           7.7500        300,000.00        100
    ZAPPELLI JR         RONALD        7.7500        300,000.00         ZZ
                                      7.5000          2,149.24         1
                                       .0000          2,149.24         80
    SAN DIEGO       CA    92119        .0000       05/11/01
    0412623787                         .0000       07/01/01            00
    0412623787                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828412                           8.7500         25,000.00        100
    ANDERSON            JOHN          8.7500         25,000.00         ZZ
                                      8.5000            196.68         1
                                       .0000            196.68         72
    VENTNOR         NJ    08406        .0000       05/18/01
    0412634511                         .0000       07/01/01            00
    0412634511                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4828413                           8.5000         34,200.00        100
    SPENCER             LATRINA       8.5000         34,200.00         ZZ
                                      8.2500            262.97         2
                                       .0000            262.97         90
    DETROIT         MI    48214        .0000       05/18/01
    0412635468                         .0000       07/01/01            11
    0412635468                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4828421                           8.7500         68,000.00        100
    SHAMMA              RAYMOND       8.7500         68,000.00         ZZ
                                      8.5000            534.96         1
                                       .0000            534.96         80
    ROSEVILLE       MI    48066        .0000       05/18/01
    0412642209                         .0000       07/01/01            00
    0412642209                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4828422                           7.6250        120,500.00        100
    BRUNOTTE            RICHARD       7.6250        120,500.00         ZZ
                                      7.3750            852.89         1
                                       .0000            852.89         85
    COMMERCE CITY   CO    80022        .0000       05/14/01
    0412643207                         .0000       07/01/01            04
    0412643207                         .0000       06/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828426                           7.6250        380,000.00        100
    BARCELO             TERESA        7.6250        380,000.00         ZZ
                                      7.3750          2,689.62         1
                                       .0000          2,689.62         39
    HOUSTON         TX    77005        .0000       05/18/01
    0412645558                         .0000       07/01/01            00
    0412645558                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828429                           8.5000        106,100.00        100
    PIERSON             RICHARD       8.5000        106,100.00         ZZ
                                      8.2500            815.82         1
                                       .0000            815.82         90
    BOYNTON BEACH   FL    33436        .0000       05/18/01
    0412646564                         .0000       07/01/01            04
    0412646564                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828432                           7.7500        144,000.00        100
    BIAVA               DON           7.7500        144,000.00         ZZ
                                      7.5000          1,031.63         1
                                       .0000          1,031.63         80
    RANCHO MURIETA  CA    95683        .0000       05/15/01
    0412652174                         .0000       07/01/01            00
    0412652174                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4828443                           8.5000        203,310.00        100
    BECKER              WILBUR        8.5000        203,310.00         ZZ
                                      8.2500          1,563.28         1
                                       .0000          1,563.28         90
    PARKER          CO    80138        .0000       05/18/01
    0412666471                         .0000       07/01/01            04
    0412666471                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4828446                           8.8750         41,250.00        100
    HERNANDEZ           AMERICO       8.8750         41,250.00         ZZ
                                      8.6250            328.20         1
                                       .0000            328.20         75
    TAMPA           FL    33634        .0000       05/18/01
    0412676843                         .0000       07/01/01            00
    0412676843                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4836765                           8.8750         72,000.00        100
    EVERS               BRENDA        8.8750         72,000.00         ZZ
                                      8.6250            572.86         1
                                       .0000            572.86         75
    DECATUR         GA    30032        .0000       05/21/01
    0412469074                         .0000       07/01/01            00
    0412469074                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4836776                           8.3750        141,450.00        100
    JAKUBIEC            DOROTA        8.3750        141,450.00         ZZ
                                      8.1250          1,075.12         1
                                       .0000          1,075.12         95
    DESTIN          FL    32541        .0000       05/21/01
1


    0412567869                         .0000       07/01/01            01
    0412567869                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4836783                           7.2500        220,000.00        100
    YOUNG               RICHARD       7.2500        220,000.00         ZZ
                                      7.0000          1,500.79         1
                                       .0000          1,500.79         77
    CORONA          CA    92881        .0000       05/10/01
    0412595076                         .0000       07/01/01            00
    0412595076                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836787                           7.3750        205,000.00        100
    PIERCE              RICHARD       7.3750        205,000.00         ZZ
                                      7.1250          1,415.88         1
                                       .0000          1,415.88         79
    SPOKANE         WA    99223        .0000       05/09/01
    0412600090                         .0000       07/01/01            00
    0412600090                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836792                           7.7500        250,400.00        100
    MEDICI              RICHARD       7.7500        250,400.00         ZZ
1


                                      7.5000          1,793.90         1
                                       .0000          1,793.90         80
    HARRISON TWP    MI    48045        .0000       05/16/01
    0412601551                         .0000       07/01/01            00
    0412601551                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836801                           8.0000        324,000.00        100
    PANAMENO            CARLOS        8.0000        324,000.00         ZZ
                                      7.7500          2,377.40         4
                                       .0000          2,377.40         80
    RICHMOND        CA    94804        .0000       05/14/01
    0412607582                         .0000       07/01/01            00
    0412607582                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4836804                           8.8750         86,400.00        100
    TAYLOR              STEPHEN       8.8750         86,400.00         ZZ
                                      8.6250            687.44         1
                                       .0000            687.44         90
    NEW HOPE        AL    35816        .0000       05/21/01
    0412609463                         .0000       07/01/01            01
    0412609463                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    4836805                           8.3750        320,000.00        100
    GARATZIOTIS         MARIA         8.3750        320,000.00         ZZ
                                      8.1250          2,432.23         1
                                       .0000          2,432.23         80
    NILES           IL    60714        .0000       05/15/01
    0412609984                         .0000       07/01/01            00
    0412609984                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836808                           8.3750        105,000.00        100
    HILGERS             DAVID         8.3750        105,000.00         ZZ
                                      8.1250            798.08         1
                                       .0000            798.08         70
    AUSTIN          TX    78704        .0000       05/18/01
    0412613408                         .0000       07/01/01            00
    0412613408                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4836812                           7.8750        162,400.00        100
    MILLINGTON          EDNA          7.8750        162,400.00         ZZ
                                      7.6250          1,177.51         1
                                       .0000          1,177.51         80
    PLANTATION      FL    33317        .0000       05/16/01
    0412615346                         .0000       07/01/01            00
    0412615346                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836817                           7.8750        275,000.00        100
    GLICKMAN            ROBERT        7.8750        275,000.00         ZZ
                                      7.6250          1,993.94         1
                                       .0000          1,993.94         90
    CORAL GABLES    FL    33134        .0000       05/16/01
    0412621021                         .0000       07/01/01            04
    0412621021                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836821                           7.6250        348,800.00        100
    HALL-CROSBY         REBECCA       7.6250        348,800.00         ZZ
                                      7.3750          2,468.78         1
                                       .0000          2,468.78         80
    SAN JOSE        CA    95125        .0000       05/08/01
    0412623910                         .0000       07/01/01            00
    0412623910                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4836823                           7.8750         99,900.00        100
    SWAIN               R.STANLEY     7.8750         99,900.00         ZZ
                                      7.6250            724.34         1
                                       .0000            724.34         90
    BOISE           ID    83709        .0000       05/15/01
    0412625980                         .0000       07/01/01            04
    0412625980                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4836824                           8.0000        157,600.00        100
    SCHULTZ             SHELLY        8.0000        157,600.00         ZZ
                                      7.7500          1,156.41         1
                                       .0000          1,156.41         95
    CINCINNATI      OH    45231        .0000       05/15/01
    0412626533                         .0000       07/01/01            01
    0412626533                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836827                           8.3750        109,550.00        100
    LITTLE              MICHAEL       8.3750        109,550.00         ZZ
                                      8.1250            832.66         1
                                       .0000            832.66         90
    DOVER TWP       NJ    08753        .0000       05/21/01
    0412628455                         .0000       07/01/01            04
    0412628455                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4836832                           7.8750         89,000.00        100
    BROOKS              EVELYN        7.8750         89,000.00         ZZ
                                      7.6250            645.31         1
                                       .0000            645.31         80
    HAMPTON         GA    30228        .0000       05/21/01
    0412630220                         .0000       07/01/01            00
    0412630220                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836837                           7.7500         85,800.00        100
    HICKS               KATHLEEN      7.7500         85,800.00         ZZ
                                      7.5000            614.68         1
                                       .0000            614.68         69
    WEST VALLEY CI  UT    84128        .0000       05/15/01
    0412634677                         .0000       07/01/01            00
    0412634677                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836839                           8.5000        101,500.00        100
    LOWE                JOEL          8.5000        101,500.00         ZZ
                                      8.2500            780.45         1
                                       .0000            780.45         78
    HOUSTON         TX    77058        .0000       05/15/01
    0412635831                         .0000       07/01/01            00
    0412635831                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4836844                           8.7500        109,250.00        100
    HERNANDEZ           OMAR          8.7500        109,250.00         ZZ
                                      8.5000            859.47         1
                                       .0000            859.47         95
    ROYAL PALM BEA  FL    33411        .0000       05/16/01
1


    0412641227                         .0000       07/01/01            01
    0412641227                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836847                           8.2500        365,400.00        100
    CIASCHINI           GARY          8.2500        365,400.00         ZZ
                                      8.0000          2,745.13         1
                                       .0000          2,745.13         90
    NORTHAMPTON     MA    01062        .0000       05/15/01
    0412643108                         .0000       07/01/01            04
    0412643108                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836859                           7.3750        150,000.00        100
    SHORT               MICHAEL       7.3750        150,000.00         ZZ
                                      7.1250          1,036.01         1
                                       .0000          1,036.01         67
    DALLAS          TX    75238        .0000       05/16/01
    0412654220                         .0000       07/01/01            00
    0412654220                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4836862                           7.5000         80,000.00        100
    ADELINI             GRACE         7.5000         80,000.00         ZZ
1


                                      7.2500            559.37         1
                                       .0000            559.37         64
    MCKINNEY        TX    75070        .0000       05/15/01
    0412655730                         .0000       07/01/01            00
    0412655730                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4836872                           7.5000        105,600.00        100
    ZUNIGA              MARLENE       7.5000        105,600.00         T
                                      7.2500            738.37         1
                                       .0000            738.37         80
    BOYNTON BEACH   FL    33436        .0000       05/21/01
    0412662918                         .0000       07/01/01            00
    0412662918                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4836879                           7.6250         66,000.00        100
    STUART              MARIAN        7.6250         66,000.00         ZZ
                                      7.3750            467.14         1
                                       .0000            467.14         80
    KALISPELL       MT    59901        .0000       05/18/01
    0412669368                         .0000       07/01/01            00
    0412669368                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4841439                           7.5000        134,100.00        100
    SMEAD               ROXANNE       7.5000        134,100.00         ZZ
                                      7.2500            937.65         1
                                       .0000            937.65         90
    KENNEBUNK       ME    04043        .0000       05/17/01
    0412431777                         .0000       07/01/01            10
    0412431777                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4841446                           8.3750        199,200.00        100
    LAMARCHE            AIMEE         8.3750        199,200.00         ZZ
                                      8.1250          1,514.06         1
                                       .0000          1,514.06         80
    BELLEVUE        WA    98008        .0000       05/08/01
    0412550428                         .0000       07/01/01            00
    0412550428                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4841451                           7.5000        335,000.00        100
    LEVINE              LAURA         7.5000        335,000.00         ZZ
                                      7.2500          2,342.37         1
                                       .0000          2,342.37         78
    SIMI VALLEY     CA    93063        .0000       05/11/01
    0412557134                         .0000       07/01/01            00
    0412557134                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4841454                           7.7500        154,000.00        100
    CAMPOS              ANGEL         7.7500        154,000.00         ZZ
                                      7.5000          1,103.27         1
                                       .0000          1,103.27         75
    SAN PEDRO       CA    90731        .0000       05/09/01
    0412562951                         .0000       07/01/01            00
    0412562951                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4841464                           8.7500        225,000.00        100
    ROBINSON            JACOB         8.7500        225,000.00         ZZ
                                      8.5000          1,770.08         3
                                       .0000          1,770.08         90
    SOUTH OZONE PA  NY    11420        .0000       05/22/01
    0412585291                         .0000       07/01/01            04
    0412585291                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4841466                           7.3750        306,000.00        100
    EBERHARDT           ROBERT        7.3750        306,000.00         ZZ
                                      7.1250          2,113.47         1
                                       .0000          2,113.47         64
    GOLETA          CA    93117        .0000       05/11/01
    0412588873                         .0000       07/01/01            00
    0412588873                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4841477                           7.8750         92,500.00        100
    MONTOYA             ROSEMARY      7.8750         92,500.00         ZZ
                                      7.6250            670.69         1
                                       .0000            670.69         83
    BELEN           NM    87002        .0000       05/16/01
    0412604845                         .0000       07/01/01            04
    0412604845                         .0000       06/01/31           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4841478                           7.8750         80,550.00        100
    ROELOFS             SKIP          7.8750         80,494.57         ZZ
                                      7.6250            584.04         1
                                       .0000            584.04         64
    SLIDELL         TX    76267        .0000       04/30/01
    0412604852                         .0000       06/01/01            00
    0412604852                         .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4841489                           7.7500        238,000.00        100
    HAMPTON             PHILIP        7.7500        238,000.00         ZZ
                                      7.5000          1,705.06         1
                                       .0000          1,705.06         85
    RICHMOND        CA    94804        .0000       05/15/01
    0412622706                         .0000       07/01/01            01
    0412622706                         .0000       06/01/31           12
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4841491                           7.5000        162,000.00        100
    BERCHTOLD           PAUL          7.5000        162,000.00         ZZ
                                      7.2500          1,132.73         1
                                       .0000          1,132.73         75
    MARSHFIELD      MA    02020        .0000       05/17/01
    0412623381                         .0000       07/01/01            00
    0412623381                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4841499                           7.7500        122,455.00        100
    PHILPOT             RANDY         7.7500        122,455.00         ZZ
                                      7.5000            877.28         1
                                       .0000            877.28         95
    EAGLE ROCK      MO    65641        .0000       05/22/01
    0412632317                         .0000       07/01/01            04
    0412632317                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4841500                           7.7500        210,000.00        100
    GEORGIUS            DENISE        7.7500        210,000.00         ZZ
                                      7.5000          1,504.47         1
                                       .0000          1,504.47         89
    LOS ANGELES     CA    91040        .0000       05/15/01
1


    0412633570                         .0000       07/01/01            04
    0412633570                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4841502                           8.2500         78,900.00        100
    GRIMES              ROSE          8.2500         78,900.00         ZZ
                                      8.0000            592.75         1
                                       .0000            592.75         46
    COLFAX          CA    95713        .0000       05/14/01
    0412634859                         .0000       07/01/01            00
    0412634859                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    4841503                           7.8750        250,000.00        100
    SAKURADA            MARIA         7.8750        250,000.00         ZZ
                                      7.6250          1,812.67         1
                                       .0000          1,812.67         80
    HAYWARD         CA    94545        .0000       05/14/01
    0412635062                         .0000       07/01/01            00
    0412635062                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4841508                           8.8750        156,000.00        100
    LEVINE              BARBARA       8.8750        156,000.00         ZZ
1


                                      8.6250          1,241.21         1
                                       .0000          1,241.21         80
    AMESBURY        MA    01913        .0000       05/22/01
    0412640104                         .0000       07/01/01            00
    0412640104                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4841513                           9.1250         41,800.00        100
    FURSE               JERRY         9.1250         41,800.00         ZZ
                                      8.8750            340.10         1
                                       .0000            340.10         69
    NEW ELLENTON    SC    29809        .0000       05/16/01
    0412647836                         .0000       07/01/01            00
    0412647836                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4841531                           8.5000        391,250.00        100
    BROYLES             JEFFREY       8.5000        391,250.00         ZZ
                                      8.2500          3,008.37         1
                                       .0000          3,008.37         95
    ARLINGTON       TX    76017        .0000       05/21/01
    0412669236                         .0000       07/01/01            04
    0412669236                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4841532                           8.2500        116,100.00        100
    SWAIN               CHRISTOPH     8.2500        116,100.00         ZZ
                                      8.0000            872.22         1
                                       .0000            872.22         90
    COLUMBIA        SC    29223        .0000       05/22/01
    0412669772                         .0000       07/01/01            01
    0412669772                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4842236                           7.1250        196,000.00        100
    BERESFORD           RICHARD       7.1250        196,000.00         ZZ
                                      6.8750          1,320.49         1
                                       .0000          1,320.49         80
    FAYETTEVILLE    GA    30214        .0000       05/18/01
    0400407748                         .0000       07/01/01            00
    0400407748                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4842272                           8.3750         93,690.00        100
    CRISTOFARO          DOMINICK      8.3750         93,690.00         ZZ
                                      8.1250            712.11         3
                                       .0000            712.11         90
    HARTFORD        CT    06114        .0000       05/24/01
    0400416699                         .0000       07/01/01            04
    0400411690                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    T35/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4848563                           7.8750        216,000.00        100
    PLATT               JOHN          7.8750        216,000.00         ZZ
                                      7.6250          1,566.15         1
                                       .0000          1,566.15         80
    PACIFICA        CA    94044        .0000       05/16/01
    0412549024                         .0000       07/01/01            00
    0412549024                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4848565                           7.7500        356,000.00        100
    OWENS               CHARLES       7.7500        356,000.00         ZZ
                                      7.5000          2,550.43         1
                                       .0000          2,550.43         80
    SAN ANTONIO     TX    78209        .0000       05/16/01
    0412552309                         .0000       07/01/01            00
    0412552309                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4848569                           7.6250        104,000.00        100
    MANGAT              RANDHIR       7.6250        104,000.00         ZZ
                                      7.3750            736.11         3
                                       .0000            736.11         80
    NORTH CHARLEST  SC    29406        .0000       05/23/01
    0412562514                         .0000       07/01/01            00
    0412562514                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4848586                           8.7500         83,000.00        100
    NEERING             PATRICK       8.7500         83,000.00         ZZ
                                      8.5000            652.96         1
                                       .0000            652.96         69
    AUBURN          MI    48611        .0000       05/23/01
    0412610537                         .0000       07/01/01            00
    0412610537                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4848589                           7.5000        648,000.00        100
    BROCK               KENNETH       7.5000        648,000.00         ZZ
                                      7.2500          4,530.91         1
                                       .0000          4,530.91         80
    REDWOOD CITY    CA    94062        .0000       05/16/01
    0412612418                         .0000       07/01/01            00
    0412612418                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4848590                           7.2500        420,000.00        100
    CLEMENS             MICHAEL       7.2500        420,000.00         ZZ
                                      7.0000          2,865.14         1
                                       .0000          2,865.14         80
    SACRAMENTO      CA    95829        .0000       05/08/01
    0412612970                         .0000       07/01/01            00
    0412612970                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4848598                           8.2500        169,000.00        100
    ATKINSON            JAMES         8.2500        169,000.00         ZZ
                                      8.0000          1,269.64         1
                                       .0000          1,269.64         65
    METAMORA        MI    48455        .0000       05/18/01
    0412625410                         .0000       07/01/01            00
    0412625410                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4848601                           7.6250        371,000.00        100
    SOMMERS             JEFFERY       7.6250        371,000.00         ZZ
                                      7.3750          2,625.91         1
                                       .0000          2,625.91         80
    FREMONT         CA    94538        .0000       05/16/01
    0412630709                         .0000       07/01/01            00
    0412630709                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4848608                           8.8750         69,500.00        100
    MILLER              LAURA         8.8750         69,500.00         ZZ
                                      8.6250            552.97         1
                                       .0000            552.97        100
    CENTRALIA       IL    62801        .0000       05/23/01
1


    0412644650                         .0000       07/01/01            04
    0412644650                         .0000       06/01/31           35
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4848615                           7.8750        100,000.00        100
    CORDELL             JULIE         7.8750        100,000.00         ZZ
                                      7.6250            725.07         1
                                       .0000            725.07         80
    ASHEVILLE       NC    28803        .0000       05/18/01
    0412652653                         .0000       07/01/01            00
    0412652653                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4848617                           7.8750        506,250.00        100
    LONGSDALE-HANDS     HORATIO       7.8750        506,250.00         ZZ
                                      7.6250          3,670.66         1
                                       .0000          3,670.66         75
    DALLAS          TX    75201        .0000       05/17/01
    0412654352                         .0000       07/01/01            00
    0412654352                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4848618                           9.0000        251,250.00        100
    HARDEN              SANDRA        9.0000        251,250.00         ZZ
1


                                      8.7500          2,021.61         1
                                       .0000          2,021.61         75
    AURORA          CO    80015        .0000       05/23/01
    0412655235                         .0000       07/01/01            00
    0412655235                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4848623                           8.5000        215,000.00        100
    HUBACEK             MICHAEL       8.5000        215,000.00         ZZ
                                      8.2500          1,653.16         1
                                       .0000          1,653.16         80
    WYLIE           TX    75098        .0000       05/18/01
    0412658544                         .0000       07/01/01            00
    0412658544                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4848626                           7.8750        132,000.00        100
    HUFFMAN             ROBERT        7.8750        132,000.00         ZZ
                                      7.6250            957.09         1
                                       .0000            957.09         80
    FARMERS BRANCH  TX    75234        .0000       05/23/01
    0412660292                         .0000       07/01/01            00
    0412660292                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000
1




    4848638                           7.7500        140,000.00        100
    O'NEILL             BETSY         7.7500        140,000.00         ZZ
                                      7.5000          1,002.98         1
                                       .0000          1,002.98         80
    HOUSTON         TX    77035        .0000       05/23/01
    0412677270                         .0000       07/01/01            00
    0412677270                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4849655                           7.8750        195,200.00        100
    ZIARKOWSKI          JONATHAN      7.8750        194,794.33         ZZ
                                      7.6250          1,415.34         1
                                       .0000          1,415.34         80
    COMMERCE TOWNS  MI    48382        .0000       03/01/01
    0432837375                         .0000       04/01/01            00
    7240259                            .0000       03/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4850104                           8.5000        218,500.00        100
    WILSON              STEVEN        8.5000        218,234.32         ZZ
                                      8.2500          1,680.08         1
                                       .0000          1,680.08         94
    HOUSTON         TX    77006        .0000       02/13/01
    0432838456                         .0000       04/01/01            14
    7242894                            .0000       03/01/31           30
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4850156                           8.3750         70,000.00        100
    BISCONTI            MARY          8.3750         70,000.00         ZZ
                                      8.1250            532.05         1
                                       .0000            532.05         25
    W ISLIP         NY    11795        .0000       05/21/01
    0400423158                         .0000       07/01/01            00
    0400423158                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4850505                           8.5000        199,600.00        100
    MAGPUSAO            NORMAN        8.5000        199,479.07         ZZ
                                      8.2500          1,534.76         1
                                       .0000          1,534.76         95
    MURRIETA        CA    92562        .0000       04/27/01
    0432813897                         .0000       06/01/01            01
    28288792                           .0000       05/01/31           30
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4852583                           8.1250        332,000.00        100
    BLUM                MICHAEL       8.1250        331,344.04         ZZ
                                      7.8750          2,465.10         1
                                       .0000          2,465.10         90
    WANTAGH         NY    11793        .0000       03/13/01
    0432830750                         .0000       05/01/01            10
    724109300                          .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4854526                           8.1250        383,200.00        100
    TALKINGTON          ORAN          8.1250        382,696.97         ZZ
                                      7.8750          2,845.25         1
                                       .0000          2,845.25         68
    MIAMI           FL    33143        .0000       03/23/01
    0432839512                         .0000       05/01/01            00
    6530429                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4854883                           8.8750        120,000.00        100
    KINAST              ARTHUR        8.8750        119,864.96         ZZ
                                      8.6250            954.77         1
                                       .0000            954.77         33
    CHICAGO         IL    60630        .0000       03/16/01
    0432839595                         .0000       05/01/01            00
    7253660                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4856275                           8.0000        200,000.00        100
    GUYNN               CHRISTIAN     8.0000        200,000.00         ZZ
                                      7.7500          1,467.53         1
                                       .0000          1,467.53         80
    OCEANSIDE       CA    92054        .0000       05/21/01
    0412532095                         .0000       07/01/01            00
    0412532095                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4856276                           7.7500        129,600.00        100
    SWARTZ              GARY          7.7500        129,600.00         ZZ
                                      7.5000            928.47         1
                                       .0000            928.47         80
    RIPON           CA    95366        .0000       05/15/01
    0412537854                         .0000       07/01/01            00
    0412537854                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4856280                           8.5000        105,300.00        100
    GIDDINGS            LESLIE        8.5000        105,300.00         ZZ
                                      8.2500            809.67         3
                                       .0000            809.67         90
    WILLIMANTIC     CT    06226        .0000       05/24/01
    0412559593                         .0000       07/01/01            04
    0412559593                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4856281                           8.5000        161,500.00        100
    OVIATT              ROBERT        8.5000        161,500.00         ZZ
                                      8.2500          1,241.80         1
                                       .0000          1,241.80         95
    PULLMAN         WA    99163        .0000       05/16/01
1


    0412580078                         .0000       07/01/01            01
    0412580078                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4856299                           8.2500         50,950.00        100
    REID                TRUMAN        8.2500         50,950.00         ZZ
                                      8.0000            382.77         1
                                       .0000            382.77         90
    BURLESON        TX    76028        .0000       05/24/01
    0412647646                         .0000       07/01/01            04
    0412647646                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4856301                           9.0000        108,000.00        100
    MOLLINEDO           DANIEL        9.0000        108,000.00         ZZ
                                      8.7500            868.99         4
                                       .0000            868.99         90
    MIAMI           FL    33138        .0000       05/24/01
    0412650624                         .0000       07/01/01            01
    0412650624                         .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4856372                           7.3750        175,000.00        100
    MULOY               RONDA         7.3750        175,000.00         ZZ
1


                                      7.1250          1,208.68         1
                                       .0000          1,208.68         73
    VISTA           CA    92083        .0000       05/18/01
    0400422861                         .0000       07/01/01            00
    0400422861                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4856446                           7.7500        325,000.00        100
    HAAG                EUGENE        7.7500        324,770.62         T
                                      7.5000          2,328.34         1
                                       .0000          2,328.34         47
    HILTON HEAD IS  SC    29928        .0000       04/11/01
    0432832319                         .0000       06/01/01            00
    725834700                          .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4856546                           8.3750        150,450.00        100
    YANG                GEORGE        8.3750        150,157.62         ZZ
                                      8.1250          1,143.53         1
                                       .0000          1,143.53         95
    WORCHESTER      MA    01610        .0000       04/06/01
    0432829521                         .0000       05/01/01            10
    7250117                            .0000       04/01/31           30
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4856622                           8.5000        100,000.00        100
    EADIE               MARTHA        8.5000         99,939.42         ZZ
                                      8.2500            768.91         1
                                       .0000            768.91         56
    SUCCASUNNA      NJ    07876        .0000       04/04/01
    0432829497                         .0000       06/01/01            00
    6529099                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4856627                           8.0000        650,000.00        100
    SIEGEL              WENDY         8.0000        649,563.86         ZZ
                                      7.7500          4,769.47         1
                                       .0000          4,769.47         79
    BEDFORD         NY    10506        .0000       04/03/01
    0432827269                         .0000       06/01/01            00
    6526541                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4856691                           8.1250         97,100.00        100
    SARKISIAN           JAMES         8.1250         96,885.50         ZZ
                                      7.8750            720.97         1
                                       .0000            720.97         90
    MERCED          CA    95340        .0000       03/24/01
    0432829240                         .0000       05/01/01            11
    7249296                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4856872                           8.1250        340,000.00        100
    ZINDANI             AMRIEH        8.1250        339,553.66         ZZ
                                      7.8750          2,524.50         1
                                       .0000          2,524.50         77
    WEST BLOOMFIEL  MI    48323        .0000       03/06/01
    0432845055                         .0000       05/01/01            00
    7244411                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4857100                           8.1250        239,400.00        100
    BELLAVIA            ANDREW        8.1250        238,325.71         ZZ
                                      7.8750          1,777.54         1
                                       .0000          1,777.54         90
    CHICAGO         IL    60629        .0000       03/14/01
    0432841427                         .0000       05/01/01            11
    7246106                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4857364                           7.3750        336,000.00        100
    TYLER               JAMES         7.3750        335,744.33         ZZ
                                      7.1250          2,320.67         1
                                       .0000          2,320.67         80
    ISLE OF PALMS   SC    29451        .0000       04/04/01
    0432832996                         .0000       06/01/01            00
    6532484                            .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4857480                           7.1250        388,000.00        100
    WINDLE              CLIFFORD      7.1250        387,063.62         ZZ
                                      6.8750          2,614.03         1
                                       .0000          2,614.03         80
    PORT ORANGE     FL    32118        .0000       03/20/01
    0432839652                         .0000       05/01/01            00
    7229534                            .0000       04/01/31            0
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4858887                           7.2500        373,500.00        100
    SMITH               MARK          7.2500        372,915.50         ZZ
                                      7.0000          2,547.93         1
                                       .0000          2,547.93         90
    CINCINNATI      OH    45244        .0000       03/28/01
    0432832327                         .0000       05/01/01            10
    7253873                            .0000       04/01/31           30
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4859057                           8.5000        143,100.00        100
    FIAONI              JOSEPH        8.5000        142,782.65         ZZ
                                      8.2500          1,100.32         1
                                       .0000          1,100.32         90
    CHICAGO HEIGHT  IL    60411        .0000       04/03/01
    0432832368                         .0000       05/01/01            14
    7259390                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
1


    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    4860258                           8.0000         56,250.00        100
    TIREY               PHILLIP       8.0000         56,112.19         ZZ
                                      7.7500            412.75         1
                                       .0000            412.75         90
    AUBURN          CA    95602        .0000       03/28/01
    0432832400                         .0000       05/01/01            11
    7253692                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4860755                           8.5000         86,400.00        100
    CASEY               JAMES         8.5000         86,294.93         ZZ
                                      8.2500            664.35         1
                                       .0000            664.35         90
    CINCINNATI      OH    45227        .0000       03/23/01
    0432832921                         .0000       05/01/01            11
    7252294                            .0000       04/01/31           25
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4862751                           8.3750        235,450.00        100
    ALRED               O             8.3750        235,450.00         ZZ
                                      8.1250          1,789.60         1
                                       .0000          1,789.60         80
    HELENA          AL    35080        .0000       05/04/01
1


    0432843407                         .0000       07/01/01            00
    305516                             .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    J83/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4864117                           7.5000        220,500.00        100
    HUERTA              ANTHONY       7.5000        220,500.00         ZZ
                                      7.2500          1,541.77         1
                                       .0000          1,541.77         70
    ALISO VIEJO     CA    92656        .0000       05/17/01
    0412641912                         .0000       07/01/01            00
    0412641912                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4864200                           7.5000        487,500.00        100
    KAVIANPOUR          MASOUD        7.5000        487,500.00         ZZ
                                      7.2500          3,408.67         1
                                       .0000          3,408.67         74
    HERNDON         VA    20170        .0000       05/22/01
    0400433330                         .0000       07/01/01            00
    0400433330                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4864818                           7.3750        210,000.00        100
    MEADOWS             J MICHAEL     7.3750        210,000.00         ZZ
1


                                      7.1250          1,450.42         1
                                       .0000          1,450.42         77
    PHOENIX         AZ    85007        .0000       05/07/01
    0432844215                         .0000       07/01/01            00
    115500                             .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4867776                           8.8750         57,960.00        100
    GATES               MARGARET      8.8750         57,960.00         ZZ
                                      8.6250            461.16         2
                                       .0000            461.16         90
    MT PLEASANT     IA    52641        .0000       05/18/01
    287410                             .0000       07/01/01            11
    287410                             .0000       06/01/31           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4867778                           8.2500        562,500.00        100
    KAUFMAN             DAVID         8.2500        562,500.00         ZZ
                                      8.0000          4,225.88         1
                                       .0000          4,225.88         75
    PHOENIX         AZ    85044        .0000       05/02/01
    382934                             .0000       07/01/01            00
    382934                             .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4867780                           7.6250        148,500.00        100
    WELTON              DANIEL        7.6250        148,392.51         ZZ
                                      7.3750          1,051.08         1
                                       .0000          1,051.08         77
    OSCODA          MI    48750        .0000       04/16/01
    359645                             .0000       06/01/01            00
    359645                             .0000       05/01/31            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4869818                           7.8750        350,000.00        100
    ADAM                RICHARD       7.8750        350,000.00         ZZ
                                      7.6250          2,537.74         1
                                       .0000          2,537.74         78
    PHOENIX         AZ    85086        .0000       05/14/01
    0432839785                         .0000       07/01/01            00
    119401                             .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4871865                           7.6250         99,000.00        100
    ALLEN               ANGELA        7.6250         99,000.00         ZZ
                                      7.3750            700.72         1
                                       .0000            700.72         66
    HYATTSVILLE     MD    20782        .0000       05/15/01
    0400438123                         .0000       07/01/01            00
    0400438123                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4871872                           7.6250        450,000.00        100
    CONTI               DRAKE         7.6250        450,000.00         ZZ
                                      7.3750          3,185.07         1
                                       .0000          3,185.07         79
    OAKLAND         CA    94605        .0000       05/23/01
    0400432738                         .0000       07/01/01            00
    0400432738                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4871877                           8.2500         92,435.00        100
    FULKERSON           CHUCK         8.2500         92,435.00         ZZ
                                      8.0000            694.43         1
                                       .0000            694.43         95
    ARLINGTON       TX    76001        .0000       05/29/01
    0400424917                         .0000       07/01/01            04
    0400424917                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4871886                           8.5000        108,700.00        100
    KNIGHT              LAWRENCE      8.5000        108,700.00         ZZ
                                      8.2500            835.81         1
                                       .0000            835.81         92
    DALLAS          TX    75227        .0000       05/23/01
    0400424016                         .0000       07/01/01            04
    0400424016                         .0000       06/01/31           30
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4872122                           7.2500        210,000.00        100
    YOUNG               CHARLES       7.2500        210,000.00         ZZ
                                      7.0000          1,432.57         3
                                       .0000          1,432.57         53
    OAKLAND         CA    94601        .0000       05/18/01
    0412569626                         .0000       07/01/01            00
    0412569626                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4872151                           8.6250        174,250.00        100
    LOPEZ               VICTOR        8.6250        174,250.00         ZZ
                                      8.3750          1,355.30         4
                                       .0000          1,355.30         85
    TURLOCK         CA    95380        .0000       05/22/01
    0412625840                         .0000       07/01/01            01
    0412625840                         .0000       06/01/31           20
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4881217                           8.1250         87,500.00        100
    PORTER              STEPHANIE     8.1250         87,500.00         ZZ
                                      7.8750            649.69         1
                                       .0000            649.69         68
    PHOENIX         AZ    85016        .0000       05/22/01
    0412587206                         .0000       07/01/01            00
    0412587206                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4886040                           8.5000        153,600.00        100
    BROWN               JOHN          8.5000        153,600.00         ZZ
                                      8.2500          1,181.05         1
                                       .0000          1,181.05         80
    MINDEN          NV    89423        .0000       05/22/01
    0412673030                         .0000       07/01/01            00
    0412673030                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4894251                           8.5000        170,100.00        100
    GORDON              RONNIE        8.5000        170,100.00         ZZ
                                      8.2500          1,307.92         4
                                       .0000          1,307.92         90
    STOCKTON        CA    95219        .0000       05/25/01
    0412639130                         .0000       07/01/01            01
    0412639130                         .0000       06/01/31           20
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4894451                           7.6250        146,000.00        100
    SCHRAGE             CHARLES       7.6250        146,000.00         ZZ
                                      7.3750          1,033.38         1
                                       .0000          1,033.38         67
    PEMBROKE PINES  FL    33029        .0000       05/29/01
1


    0400419032                         .0000       07/01/01            00
    0400419032                         .0000       06/01/31            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4898060                           8.2500        214,800.00        100
    SACRE               LINDA         8.2500        214,663.02         ZZ
                                      8.0000          1,613.73         2
                                       .0000          1,613.73         90
    PORTLAND        ME    04101        .0000       04/20/01
    0432833184                         .0000       06/01/01            11
    7258808                            .0000       05/01/31           25
    0                                  .0000       00/00/00        00/00/00
    225/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000

   TOTAL NUMBER OF LOANS   :      1,094

   TOTAL ORIGINAL BALANCE  :   213,364,960.39

   TOTAL PRINCIPAL BALANCE :   213,047,100.17

   TOTAL ORIGINAL P+I      :     1,555,363.72

   TOTAL CURRENT P+I       :     1,555,363.71


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

Loan Number     Current Balance Net Mortgage Rate Discount Fraction PO Balance
4701923 "$171,335.94 "  0.06595 0.022962963     "$3,934.38 "
4473065 "$104,911.78 "  0.06595 0.022962963     "$2,409.09 "
4803927 "$519,593.67 "  0.0672  0.004444444     "$2,309.31 "
4752552 "$304,000.00 "  0.0672  0.004444444     "$1,351.11 "
4715573 "$189,844.26 "  0.0672  0.004444444     $843.75
4714594 "$495,313.07 "  0.0672  0.004444444     "$2,201.39 "
4714564 "$374,435.40 "  0.0672  0.004444444     "$1,664.16 "
4679834 "$356,000.00 "  0.0672  0.004444444     "$1,582.22 "
4676767 "$104,494.28 "  0.0672  0.004444444     $464.42
4580780 "$367,698.36 "  0.0672  0.004444444     "$1,634.21 "
4560046 "$68,743.60 "   0.0672  0.004444444     $305.53
4559786 "$391,678.68 "  0.0672  0.004444444     "$1,740.79 "
4541725 "$67,144.92 "   0.0672  0.004444444     $298.42
        "$3,515,193.96 "         0.58997548%   "$20,738.78 "

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(ix)  the  number,  aggregate  principal  balance  and  book  value  of any  REO
Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

(xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xv)    the occurrence of the Credit Support Depletion Date;

(xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvii)  the related Senior Percentage for such Distribution Date;

(xviii) the aggregate amount of Realized Losses for such Distribution Date;

(xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website will initially be located at http://www-apps.gis.deutsche-bank.com/invr. Assistance in using the website can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF APRIL 1, 2001



                                                              EXECUTION COPY


================================================================================






                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                            Dated as of April 1, 2001



                        Residential Accredit Loans, Inc.
                       Mortgage Asset-Backed Pass-Through Certificates




================================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE




Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................30

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........31

        Section 2.01. Conveyance of Mortgage Loans.........................................31

        Section 2.02. Acceptance by Trustee................................................37

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................38

        Section 2.04. Representations and Warranties of Sellers............................40

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................41

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................42

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............42

        Section 2.08. Purposes and Powers of the Trust.....................................42

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................43

        Section 3.01. Master Servicer to Act as Servicer...................................43

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........44

        Section 3.03. Successor Subservicers...............................................45

        Section 3.04. Liability of the Master Servicer.....................................46

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................46

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               46

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................47

        Section 3.08. Subservicing Accounts; Servicing Accounts............................49

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................50

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................51

                                      i


        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................53

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................53

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................55

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................57

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................60

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............62

        Section 3.17. Reports to the Trustee and the Company...............................63

        Section 3.18. Annual Statement as to Compliance....................................63

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............63

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............64

        Section 3.21. Administration of Buydown Funds......................................64

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................66

        Section 4.01. Certificate Account..................................................66

        Section 4.02. Distributions........................................................66

        Section 4.03. Statements to Certificateholders.....................................66

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................67

        Section 4.05. Allocation of Realized Losses........................................69

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........69

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................69

        Section 4.08. Surety Bond..........................................................69

Article V         THE CERTIFICATES.........................................................71

        Section 5.01. The Certificates.....................................................71

        Section 5.02. Registration of Transfer and Exchange of Certificates................73

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................78

        Section 5.04. Persons Deemed Owners................................................79

        Section 5.05. Appointment of Paying Agent..........................................79

                                        ii


Article VI        THE COMPANY AND THE MASTER SERVICER......................................80

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........80

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............80

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others..................................................................81

        Section 6.04. Company and Master Servicer Not to Resign............................82

Article VII       DEFAULT..................................................................83

        Section 7.01. Events of Default....................................................83

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................85

        Section 7.03. Notification to Certificateholders...................................86

        Section 7.04. Waiver of Events of Default..........................................86

Article VIII      CONCERNING THE TRUSTEE...................................................87

        Section 8.01. Duties of Trustee....................................................87

        Section 8.02. Certain Matters Affecting the Trustee................................88

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................90

        Section 8.04. Trustee May Own Certificates.........................................90

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................90

        Section 8.06. Eligibility Requirements for Trustee.................................91

        Section 8.07. Resignation and Removal of the Trustee...............................91

        Section 8.08. Successor Trustee....................................................92

        Section 8.09. Merger or Consolidation of Trustee...................................93

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................93

        Section 8.11. Appointment of Custodians............................................94

        Section 8.12. Appointment of Office or Agency......................................94

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................96

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................96

                                        iii


        Section 9.02. Additional Termination Requirements..................................99

        Section 9.03. Termination of Multiple REMICs......................................100

Article X         REMIC PROVISIONS........................................................101

        Section 10.01.REMIC Administration................................................101

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....104

        Section 10.03.Designation of REMIC(s).............................................105

Article XI        MISCELLANEOUS PROVISIONS................................................106

        Section 11.01.Amendment...........................................................106

        Section 11.02.Recordation of Agreement; Counterparts..............................108

        Section 11.03.Limitation on Rights of Certificateholders..........................109

        Section 11.04.Governing Law.......................................................109

        Section 11.05.Notices.............................................................110

        Section 11.06.Required Notices to Rating Agency and Subservicer...................110

        Section 11.07.Severability of Provisions..........................................110

        Section 11.08.Supplemental Provisions for Resecuritization........................111

        Section 11.09.Allocation of Voting Rights.........................................111

        Section 11.10.No Petition.........................................................111



                                        iv



                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form

                                        v

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of April 1, 2001 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial

Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

     (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

     (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

     (iii)the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and

"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate

Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

     1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

     2.   by military, naval or air forces; or

     3.   by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi)    other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related

Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II


                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii),

(iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or

Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;
(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing

Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)  to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal

Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master

Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)  Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received

(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
               Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such

Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section

3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The

Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the

Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

     (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

     As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.
(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of
Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee
     Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction

     Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34,  62 Fed. Reg. 39021 (July 21, 1997),  and PTE 2000-58,
               65 Fed. Reg. 67765 (November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)  Each  Person  holding  or  acquiring  an  Ownership  Interest  in a Class R
     Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified

     Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section  8.05.   Master   Servicer   to  Pay   Trustee's   Fees  and   Expenses;
     Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the

Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in
Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii)to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)  the occurrence of the Final Distribution Date, and

(j)  the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF  CLASS  A  CERTIFICATE,   [PRINCIPAL  ONLY/CLASS  A-P]  CERTIFICATE  AND
     [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                    [        %][Variable] Pass-Through Rate
                --------            --------
                                   [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing      [Percentage Interest:       %]
                                                         ------
Agreement and Cut-off Date:
___________ 1, ____                Aggregate Initial [Certificate Principal
                                   Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:           Amount] [Subclass Notional Amount] of the
_________ 25, ____                 Class A-     Certificates:
                                           ----

Master Servicer:                   [Initial] [Certificate Principal
Residential Funding                Balance] [Interest Only/Class A-V] [Subclass]
Corporation                        Notional Amount] of this Certificate:
                                   $                          ]
Assumed Final
Distribution Date:                 CUSIP 76110F-
___________ 25, ____


                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ____________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the

Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                               ---------------------------------
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar





                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________


Dated:                                   Signature by or on behalf of assignor




                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________for the account of ___________________________ account number _____________________, or, if mailed by check, to __________________________________. Applicable statements should be mailed to _________________________________ .

     This information is provided by _____________________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.


        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765
(November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate
                ------                             ------

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the

"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [-------------------------],
                                                  as Certificate Registrar



                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                  --------------------------------------------------
                         Signature by or on behalf of assignor





                              Signature Guaranteed


 DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________for the account of ___________________________ account number _____________________, or, if mailed by check, to __________________________________. Applicable statements should be mailed to _________________________________ .

     This information is provided by _____________________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate
                ----                               ------

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                               ---------------------------------
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                     ----------------------------------------------
                           Signature by or on behalf of assignor





                                Signature Guaranteed



 DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________for the account of ___________________________ account number _____________________, or, if mailed by check, to __________________________________. Applicable statements should be mailed to _________________________________ .

     This information is provided by _____________________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS

TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate
                ------                             ------

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %
                                                  --------------

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the

Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                               ---------------------------------
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [----------------------------],
                                                 as Certificate Registrar



                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                               ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                     -------------------------------------------
                           Signature by or on behalf of assignor





                                Signature Guaranteed

 DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________for the account of ___________________________ account number _____________________, or, if mailed by check, to __________________________________. Applicable statements should be mailed to _________________________________ .

     This information is provided by _____________________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _____ day of _____, 20 ___, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and __________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:




      Attention:________________________________
      Telefacsimile Number:  ( ________) _____-_____________

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                  (Name of Seller/Servicer)
By:                                     By:
   --------------------------------
      (Signature)                                 (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                (Typed Name)
Title:                                  Title:
      ------------------------------
======================================= ========================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:
     ------------------------
Title:
      -----------------------
Date:
     ------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _______________ ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.      The Owner's Taxpayer Identification Number is ______________________.

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate

                                        G-1-2
that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                                        G-1-3

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ____, 200__.




                                            [NAME OF OWNER]



                                            By:______________________
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ___ day of ____, 200__ .




                                                 NOTARY PUBLIC



                              COUNTY OF
                                       ----------------------------------
                              STATE OF
                                      -----------------------------------
                               My Commission  expires the ___ day of ___,20__.


                                        G-1-4

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                             _________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _______________ (the "Seller") to _________________(the "Purchaser") of
$__________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R

Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                    (Seller)



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                       _________________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     __________________    (the   "Purchaser")    intends   to   purchase   from
____________________ (the "Seller") $_____________ Initial Certificate Principal
Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated ______________________, 20____, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or
     (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,




                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                               ___________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     In connection with the sale by _________________ (the "Seller") to _______________ (the "Purchaser") of $_______________ Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,

                                    (Seller)



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:



               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   ------------------------------------------
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
   ------------------------------------------
Date:                                             Date:
     ----------------------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

Corporation,  etc. The Buyer is a  corporation  (other than a bank,  savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

Bank.The Buyer (a) is a national  bank or banking  institution  organized  under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

Stateor Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

ERISAPlan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

SBIC.The  Buyer is a Small  Business  Investment  Company  licensed  by the U.S.
     Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

TrustFund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                            Print Name of Buyer

                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                            Date:
                                                 -------------------------------

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                            Print Name of Buyer


                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:
                                                 -------------------------------

                                    EXHIBIT K


                         [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                      LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b)....Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c)....Demands  for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)....The Trustee will promptly notify General Motors Acceptance
Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f)....The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                              _________________ , 200___

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b)....The  agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


Acknowledged by:


------------------,
    as Trustee


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------



RESIDENTIAL ACCREDIT LOANS, INC.


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

                                    EXHIBIT M


          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                  ___________, 20___



Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by (the "Trustee") to ________________- (the "Lender") of (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                            Very truly yours,


                                    (Lender)


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                   [DATE]

==================
------------------

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

               1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

               2.   [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                             By:
                                             Name:
                                             Title: